TRANSAMERICA AXIOMSM NY VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

Separate Account VA BNY

Supplement Dated May 1, 2017

to the

Prospectus dated May 1, 2017

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Axiom NY Variable Annuity dated May 1, 2017

Transamerica Variable Annuity Series	Partners Variable Annuity SeriesSM
Transamerica AxiomSM II	Transamerica Advisor EliteSM II
Transamerica PrincipiumSM III	Transamerica PrincipiumSM II Variable Annuity
Transamerica LandmarkSM NY Variable Annuity	Transamerica LibertySM NY Variable Annuity
Transamerica AxiomSM NY Variable Annuity	Transamerica Variable Annuity I-Share

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated May 1, 2017

(for Applications signed on or after May 1, 2017)

to the

Prospectus dated May 1, 2017

This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica variable annuities and should be read and retained with your variable annuity prospectus. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

All Rate Sheet Prospectus Supplements are also available on the Edgar system at www.sec.gov. Please see the SEC file number table below for your applicable product.

We are issuing this supplement to provide the rider fee, growth and withdrawal percentages that we are currently offering for the Retirement Income Choice® 1.6 as described in the Retirement Income Choice® 1.6 Fees, Retirement Income Choice® 1.6 – Base Benefit – Withdrawal Percentage and the Retirement Income Choice® 1.6 – Base Benefit – Growth sections of the prospectus. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with the above effective variable annuity prospectuses, as amended.

The amounts listed below apply for applications signed between May 1, 2017 and May 31, 2017. The rider fee, growth and withdrawal percentages may be different than those listed below for applications signed after May 31, 2017. The rider fee and withdrawal percentages applicable to your policy will not change for the life of your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of your prospectus. At the time of an automatic step-up the rider fee percentage may increase by no more than 0.75% from the current rider fee percentage listed below). The growth percentage can change upon manual reset, which is a manual process under which your current rider is terminated and a new rider is issued. You can only elect to reset during the 30 day period following each successive fifth rider anniversary and if all other rider issue requirements are met as further described in the Retirement Income Choice® 1.6 – Base Benefit- Manual Resets section of your prospectus. The Rate Sheet Prospectus Supplement applicable to your policy will be included with your prospectus. Please work with your financial professional or visit www.transamerica.com to confirm the current rates.

Rider Benefit	Single Life Option	Joint Life Option
Base Benefit Designated Allocation Group A	1.45%	1.45%
Base Benefit Designated Allocation Group B	1.10%	1.10%
Base Benefit Designated Allocation Group C	0.70%	0.70%
Death Benefit	0.40%	0.35%

GROWTH PERCENTAGE

5.50%*

WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Withdrawal Percentage - Single Life Option**	Withdrawal Percentage - Joint Life Option**
0-58	0.00%	0.00%
59-64	4.00%	3.50%
65-79	5.00%	4.50%
≥ 80	6.00%	5.50%

*	For policies with the Joint Life Option, the growth percentage will be 0.50% lower.
**	The withdrawal percentage is determined by the annuitant’s age (or the annuitant’s spouse’s age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant’s spouse’s if younger and the joint life option is elected) 59th birthday.

Please note: In order for you to receive the rider fee growth and withdrawal percentages reflected above, your application must be signed within the time period disclosed above. We must also receive your completed application within 7 calendar days from the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Please keep this Rate Sheet Prospectus Supplement for future reference.

Transamerica Variable Annuity Series	Partners Variable Annuity SeriesSM
Transamerica AxiomSM II	Transamerica Advisor EliteSM II
Transamerica PrincipiumSM III	Transamerica Income EliteSM II
Transamerica LandmarkSM NY Variable Annuity	Transamerica LibertySM NY Variable Annuity
Transamerica AxiomSM NY Variable Annuity	Income EliteSM Variable Annuity
Transamerica PrincipiumSM II Variable Annuity	Transamerica Variable Annuity I-Share

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated May 1, 2017

(for Applications signed on or after May 1, 2017)

to the

Prospectus dated May 1, 2017

This Rate Sheet Prospectus Supplement (this “supplement”) applies to the above listed Transamerica variable annuities and should be read and retained with the prospectus. If you would like another copy of the current prospectus, please call us at (800) 525-6205.

All Rate Sheet Prospectus Supplements are also available on the Edgar system at www.sec.gov. Please see the SEC file number table below for your applicable product.

We are issuing this supplement to provide the rider fee, growth and withdrawal percentages that we are currently offering for the Retirement Income Max® as described in the Retirement Income Max® Rider Fees, Retirement Income Max® – Base Benefit – Withdrawal Percentage and the Retirement Income Max® – Base Benefit – Growth sections of the prospectus. This supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with the above effective variable annuity prospectuses, as amended.

The amounts listed below apply for applications signed between May 1, 2017 and May 31, 2017. The rider fee growth and withdrawal percentages may be different than those listed below for applications signed after May 31, 2017. The rider fee and withdrawal percentages applicable to your policy will not change for the life of your policy (unless subject to an automatic step-up as described in the Automatic Step-Up section of your prospectus. At the time of an automatic step-up the rider fee percentage may increase by no more than 0.75% from the current rider fee percentage listed below). The Rate Sheet Prospectus Supplement applicable to your policy will be included with your prospectus. Please work with your financial professional or visit www.transamerica.com to confirm the current rates.

RIDER FEE

1.25%

GROWTH PERCENTAGE

5.50%

WITHDRAWAL PERCENTAGE

Age at time of first withdrawal	Withdrawal Percentage - Single Life Option*	Withdrawal Percentage - Joint Life Option*
0-58	0.00%	N/A**
59-64	4.20%	N/A**
65-79	5.20%	4.70%
≥ 80	6.20%	5.70%

*	For the single life option, the withdrawal percentage is determined by the annuitant’s age at the time of the first withdrawal taken on or after the benefit anniversary immediately following the annuitant’s 59th birthday. For the joint life option, the withdrawal percentage is determined by the annuitant’s age, or the annuitant’s spouse’s age if younger, at the time of the first withdrawal.
**	Rider is not available for this age band of this option.

Please note: In order for you to receive the rider fee, growth and withdrawal percentages reflected above, your application must be signed within the time period disclosed above. We must also receive your completed application within 7 calendar days after the date that this supplement is no longer effective, and the policy must be funded within 60 calendar days from the date that this supplement is no longer effective. If these conditions are not met, your application will be considered not in good order. If you decide to proceed with the purchase of the policy, additional paperwork may be required to issue the policy with the applicable rates in effect at that time.

Transamerica Financial Life Insurance Company
Product Name	SEC File Number	Product Name	SEC File Number
Transamerica Variable Annuity Series	333-185574	Partners Variable Annuity Series	333-185574
Transamerica AxiomSM II	333-186033	Transamerica Advisor EliteSM II	333-186035
Transamerica PrincipiumSM III	333-186034	Transamerica Income EliteSM II	333-186036
Transamerica LandmarkSM NY Variable Annuity	33-83560	Transamerica LibertySM NY Variable Annuity	333-187916
Transamerica AxiomSM NY Variable Annuity	333-187920	Income EliteSM Variable Annuity	333-187921
Transamerica PrincipiumSM II Variable Annuity	333-187918	Transamerica Variable Annuity I-Share	333-186035

Please keep this Rate Sheet Prospectus Supplement for future reference.

TRANSAMERICA AXIOMSM NY VARIABLE ANNUITY
Issued Through
SEPARATE ACCOUNT VA BNY
By
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
This flexible premium deferred annuity policy has many investment choices. There is a separate account that currently provides a means of investing in various underlying fund portfolios. There is also a fixed account, which offers interest at rates that are guaranteed by Transamerica Financial Life Insurance Company. You can choose any combination of these investment choices. You bear the entire investment risk for all amounts you put in the separate account.
The policy is no longer available for purchase by new policyowners.
This prospectus and the underlying fund prospectuses give you important information about the policies and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.
If you would like more information about the Transamerica AxiomSM NY Variable Annuity, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2017. Please call us at (800) 525-6205 or write us at: Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-732-0330. The SEC also maintains a web site (http://www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.
The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Prospectus Date: May 1, 2017
Statement of Additional Information Date: May 1, 2017

SUBACCOUNT	UNDERLYING FUND PORTFOLIO
AB Balanced Wealth Strategy Portfolio - Class B	AB Balanced Wealth Strategy Portfolio - Class B
AB Growth and Income Portfolio – Class B	AB Growth and Income Portfolio – Class B
American Funds - Asset Allocation FundSM - Class 2	American Funds - Asset Allocation FundSM - Class 2
American Funds - Bond FundSM - Class 2	American Funds - Bond FundSM - Class 2
American Funds - Growth FundSM - Class 2	American Funds - Growth FundSM - Class 2
American Funds - Growth-Income FundSM - Class 2	American Funds - Growth-Income FundSM - Class 2
American Funds - International FundSM - Class 2	American Funds - International FundSM - Class 2
Fidelity ® VIP Balanced Portfolio - Service Class 2	Fidelity ® VIP Balanced Portfolio - Service Class 2
Fidelity ® VIP Contrafund® Portfolio – Service Class 2	Fidelity ® VIP Contrafund® Portfolio – Service Class 2
Fidelity ® VIP Mid Cap Portfolio – Service Class 2	Fidelity ® VIP Mid Cap Portfolio – Service Class 2
Fidelity ® VIP Value Strategies Portfolio – Service Class 2	Fidelity ® VIP Value Strategies Portfolio – Service Class 2
State Street Total Return V.I.S. Fund - Class 3	State Street Total Return V.I.S. Fund - Class 3
TA AB Dynamic Allocation - Service Class	Transamerica AB Dynamic Allocation VP - Service Class
TA Aegon Government Money Market - Service Class	Transamerica Aegon Government Money Market VP – Service Class
TA Aegon High Yield Bond - Service Class	Transamerica Aegon High Yield Bond VP – Service Class
TA Aegon U.S. Government Securities - Service Class	Transamerica Aegon U.S. Government Securities VP – Service Class
TA American Funds Managed Risk - Balanced - Service Class	Transamerica American Funds Managed Risk VP - Service Class
TA Asset Allocation - Conservative - Service Class	Transamerica Asset Allocation - Conservative VP – Service Class
TA Asset Allocation - Growth - Service Class	Transamerica Asset Allocation - Growth VP – Service Class
TA Asset Allocation - Moderate Growth - Service Class	Transamerica Asset Allocation - Moderate Growth VP – Service Class
TA Asset Allocation - Moderate - Service Class	Transamerica Asset Allocation - Moderate VP – Service Class
TA Barrow Hanley Dividend Focused - Service Class	Transamerica Barrow Hanley Dividend Focused VP – Service Class
TA BlackRock Equity Smart Beta 100 - Service Class	Transamerica BlackRock Equity Smart Beta 100 VP - Service Class
TA BlackRock Global Allocation - Service Class	Transamerica BlackRock Global Allocation VP - Service Class
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class	Transamerica BlackRock Global Allocation Managed Risk - Balanced VP - Service Class
TA BlackRock Global Allocation Managed Risk - Growth - Service Class	Transamerica BlackRock Global Allocation Managed Risk - Growth VP - Service Class
TA BlackRock Smart Beta 50 - Service Class	Transamerica BlackRock Smart Beta 50 VP - Service Class
TA BlackRock Smart Beta 75 - Service Class	Transamerica BlackRock Smart Beta 75 VP - Service Class
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class
TA Clarion Global Real Estate Securities - Service Class	Transamerica Clarion Global Real Estate Securities VP – Service Class
TA International Equity Index - Service Class	Transamerica International Equity Index VP - Service Class
TA International Moderate Growth - Service Class	Transamerica International Moderate Growth VP – Service Class
TA JPMorgan Core Bond - Service Class	Transamerica JPMorgan Core Bond VP - Service Class
TA JPMorgan Enhanced Index - Service Class	Transamerica JPMorgan Enhanced Index VP – Service Class
TA JPMorgan Mid Cap Value - Service Class	Transamerica JPMorgan Mid Cap Value VP–Service Class
TA JPMorgan Tactical Allocation - Service Class	Transamerica JPMorgan Tactical Allocation VP - Service Class
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP–Service Class
TA Janus Mid-Cap Growth - Service Class	Transamerica Janus Mid-Cap Growth VP – Service Class
TA Jennison Growth - Service Class	Transamerica Jennison Growth VP– Service Class
TA Legg Mason Dynamic Allocation - Balanced - Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP - Service Class
TA Legg Mason Dynamic Allocation - Growth - Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP - Service Class
TA Madison Diversified Income - Service Class(1)	Transamerica Madison Diversified Income VP - Service Class(1)

SUBACCOUNT	UNDERLYING FUND PORTFOLIO
TA MFS International Equity - Service Class	Transamerica MFS International Equity VP – Service Class
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class
TA Managed Risk - Conservative ETF - Service Class	Transamerica Managed Risk - Conservative ETF VP - Service Class
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class
TA Market Participation Strategy - Service Class	Transamerica Market Participation Strategy VP - Service Class
TA Morgan Stanley Capital Growth - Service Class	Transamerica Morgan Stanley Capital Growth VP – Service Class
TA Multi-Managed Balanced - Service Class	Transamerica Multi-Managed Balanced VP – Service Class
TA PineBridge Inflation Opportunities- Service Class	Transamerica PineBridge Inflation Opportunities VP - Service Class
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical–Balanced VP–Service Class
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical–Conservative VP–Service Class
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical–Growth VP–Service Class
TA PIMCO Total Return - Service Class	Transamerica PIMCO Total Return VP – Service Class
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class
TA QS Investors Active Asset Allocation - Moderate - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate VP - Service Class
TA Small Mid Cap Value - Service Class	Transamerica Small/Mid Cap Value VP – Service Class
TA T. Rowe Price Small Cap - Service Class	Transamerica T. Rowe Price Small Cap VP – Service Class
TA TS&W International Equity - Service Class	Transamerica TS&W International Equity VP – Service Class
TA Torray Concentrated Growth - Service Class	Transamerica Torray Concentrated Growth VP – Service Class
TA U.S. Equity Index - Service Class	Transamerica U.S. Equity Index VP - Service Class
TA WMC US Growth - Service Class	Transamerica WMC US Growth VP – Service Class
(1)	In New York, this subaccount will be available on or about July 1, 2017, and may be available sooner depending on regulatory approval. Please contact your financial representative.

TABLE OF CONTENTS continued
APPENDIX
Hypothetical Adjusted Partial withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders	118
APPENDIX
Hypothetical Example of the Withdrawal Base Calculation - Retirement Income Max® Rider	122
APPENDIX
RIDER GRID VARIATIONS	123
v

GLOSSARY OF TERMS
accumulation unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.
Administrative Office—Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.
annuitant—The person on whose life any annuity payments involving life contingencies will be based.
annuitize (annuitization)—When you switch from the accumulation phase to the income phase and we begin to make annuity payments to you (or your designee).
annuity commencement date—The date upon which annuity payments are to commence.
annuity payment option—A method of receiving a stream of annuity payments selected by the owner.
assumed investment return or AIR— The annual effective rate shown in the contract that is used in the calculation of each variable annuity payment.
Cash Value—The policy value less any applicable service charge, surrender charge and premium tax charge, if any, and rider fees (imposed upon surrender).
fixed account—One or more investment options under the policy that are part of the Company's general assets and are not in the separate account.
free amount—The amount that can be withdrawn each year without incurring any surrender charges.
guaranteed lifetime withdrawal benefit—Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including the Living Benefits Rider, the Retirement Income Max® Rider and the Retirement Income Choice® 1.6 Rider.
guaranteed period options—The various guaranteed interest rate periods of the fixed account which the Company may offer and into which premium payments may be paid or amounts transferred.
owner (you, your)—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and before the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.
policy date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.
policy value—On or before the annuity commencement date, the policy value is equal to the owner's:
•	premium payments; minus
•	gross partial surrenders (partial surrenders plus the surrender charge on the portion of the requested partial surrender that is subject to the surrender charge plus taxes on the withdrawal)); plus
•	interest credited in the fixed account; plus
•	accumulated gains in the separate account; minus
•	accumulated losses in the separate account; minus
•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.
policy year—A policy year begins on the policy date and on each anniversary thereafter.
separate account—Separate Account VA BNY, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
separate account value—The portion of the policy value that is invested in the separate account.
subaccount—A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.
valuation period—The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.
written notice—Written notice, signed by the owner, that gives the Company the information it requires and is received in good order at the Administrative Office. For some transactions, the Company may accept an electronic notice such as telephone instructions or any other means acceptable to the Company. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.

SUMMARY
The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.
THE ANNUITY POLICY
The flexible premium deferred variable annuity policy offered by Transamerica Financial Life Insurance Company (the Company, we, us, or our) provides a way for you to invest on a tax-deferred basis in the following investment choices: various subaccounts of the separate account and the fixed account of the Company. The policy is intended to accumulate money for retirement or other long-term investment purposes.
This policy currently offers subaccounts that are listed in the “Appendix–Portfolios Associated with the Subaccounts” in this prospectus. Each subaccount invests exclusively in shares of one of the underlying fund portfolios. The policy value may depend on the investment experience of the selected subaccounts. Therefore, you bear the entire investment risk with respect to all policy value in any subaccount. You could lose the amount that you invest.
The fixed account offers an interest rate that the Company guarantees.
The policy, like all deferred annuity policies, has two phases: the “accumulation phase” and the “income phase.” During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase occurs when you annuitize and begin receiving regular annuity payments from your policy. The money you can accumulate during the accumulation phase will largely determine the payments you receive during the income phase.
PURCHASE
The initial premium payment for nonqualified policies must be at least $5,000 or more, and at least $1,000 for qualified policies, under most circumstances. You must obtain prior Company approval to purchase a policy with an amount less than the stated minimum. However, we do not offer this policy for sale to new policy owners. You can generally add as little as $50 at any time during the accumulation phase.
INVESTMENT CHOICES
You can allocate your premium payments to one of several underlying fund portfolios listed in the “Appendix–Portfolios Associated with the Subaccounts” in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.
You can also allocate your premium payments to the fixed account.
We currently allow you to transfer money between any of the investment choices during the accumulation phase. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year and to impose restrictions and limitations on transfers.
EXPENSES
Note: The following section on expenses and the Annuity Policy Fee Table and expense examples only apply to policies issued on or after the date of this prospectus.
No deductions are made from premium payments at the time you buy the policy so that the full amount of each premium payment is invested in one or more of your investment choices.
We may deduct a surrender charge of up to 5% of premium payments surrendered within five years after the premium is paid. We will calculate surrender charges by taking the earnings, if any, out before premium payments.
We deduct daily mortality and expense risk fees and administrative charges from the assets in each subaccount during the accumulation phase, at an annual rate (as a percentage of the subaccount's value) that depends on the death benefit option that you select, as follows:
•	1.15% if you choose the Return of Premium Death Benefit
•	1.35% if you choose the Annual Step-Up Death Benefit
During the accumulation phase, we deduct an annual service charge of no more than $30 from the policy value on each policy anniversary and at the time of surrender. The charge is waived if either the policy value or the sum of all premium payments, minus all partial surrenders, is at least $50,000.

Upon full surrender, payment of a death benefit, or when annuity payments begin, we will deduct state premium taxes, if applicable.
We deduct a daily fund facilitation fee from the assets in certain investment choices at an annual rate (as a percentage of the subaccount's value) as follows:
•	0.30% if you choose the American Funds - Asset Allocation FundSM - Class 2
•	0.30% if you choose the American Funds - Bond FundSM - Class 2
•	0.30% if you choose the American Funds - Growth FundSM - Class 2
•	0.30% if you choose the American Funds - Growth-Income FundSM - Class 2
•	0.30% if you choose the American Funds - International FundSM - Class 2
•	0.20% if you choose the AB Balanced Wealth Strategy Portfolio - Class B
•	0.20% if you choose the State Street Total Return V.I.S. Fund - Class 3
•	0.15% if you choose the Franklin Founding Funds Allocation VIP Fund - Class 4
•	0.15% if you choose the TA International Equity Index - Service Class
•	0.15% if you choose the TA U.S. Equity Index - Service Class
If you elect the Access Rider, then there is a fee equal to an effective annual rate of 0.20% of the daily net asset value in the subaccounts.
If you elect the Living Benefits Rider, then there is an annual rider fee during the accumulation phase of 1.25% of the “principal back” total withdrawal base on each anniversary (“rider anniversary”) of the date the rider was elected.
If you elect the Retirement Income Max® Rider, there is an annual rider fee which is disclosed in a Rate Sheet Prospectus Supplement which may be amended by us from time to time.
If you elect the Retirement Income Choice® 1.6 Rider, there is a rider fee which is disclosed in a Rate Sheet Prospectus Supplement which may be amended by us from time to time.
The value of the net assets of the subaccounts will reflect the management fee and other expenses incurred by the underlying fund portfolios.
ACCESS TO YOUR MONEY
You can generally take out $500 or more anytime during the accumulation phase (except under certain qualified policies).
You may generally take out up to the free amount free of surrender charges. Amounts surrendered in excess of this free amount may be subject to surrender charges. You may have to pay income tax and a tax penalty on any money you take out.
Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the policy.
Partial surrenders will reduce your policy value. Depending on its amount and timing, a partial surrender may considerably reduce or eliminate some of the benefits and guarantees provided by your Policy. You should carefully consider whether a partial surrender under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of partial and full surrenders (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.
ANNUITY PAYMENTS (THE INCOME PHASE)
The policy allows you to receive income under one of several annuity payment options. You may choose from fixed payment options, variable payment options, or a combination of both. If you select a variable payment option, then the dollar amount of your annuity payments may go up or down.
DEATH BENEFIT
If the sole annuitant dies before the income phase begins, then the beneficiary will generally receive a death benefit. If the owner is not the annuitant, then no death benefit is paid if the owner dies; however required distribution rules require that the policy value be distributed upon the death of any owner.
Naming different persons as owner and annuitant can affect to whom and whether amounts will be paid. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.
When you purchase a policy you may generally choose an optional guaranteed minimum death benefit:
•	Annual Step-Up Death Benefit

Charges are lower if you do not choose an optional guaranteed minimum death benefit.
After the policy is issued, a guaranteed minimum death benefit cannot be added, and the death benefit cannot be changed.
The death benefit is paid first to a surviving owner, if any; it is paid only to the beneficiary if there is no surviving owner.
TAXES
Earnings, if any, are generally not taxed until taken out. If you take money out of a nonqualified policy during the accumulation phase, earnings come out first for federal tax purposes, and are taxed as ordinary income. For nonqualified and certain qualified policies, payments during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income. For qualified policies, payments during the income phase are, in many cases, considered as all taxable income. If you are younger than 59½ when you take money out, you may incur a 10% federal penalty tax on the taxable earnings.
ADDITIONAL FEATURES
This policy has additional features that might interest you. These features may not be available for all policies, may vary for certain policies, may not each be available in combination with other optional benefits under the policy, and may not be suitable for your particular situation.
These features include, but are not limited to, the following:
•	You can arrange to have money automatically sent to you monthly, quarterly, semi-annually or annually while your policy is in the accumulation phase. This feature is referred to as the “Systematic Payout Option” (“SPO”). Amounts you receive may be included in your gross income, and in certain circumstances, may be subject to penalty taxes.
•	Under certain medically related circumstances, you may surrender all or a portion of the policy value without any surrender charge. This feature is called the “Nursing Care and Terminal Condition Withdrawal Option.”
•	You may generally make transfers and/or change the allocation of additional premium payments by electronic means acceptable to the Company. We may restrict or eliminate this feature.
•	You can arrange to automatically transfer money (at least $500 per transfer) monthly or quarterly from certain investment choices into one or more subaccounts. This feature is known as “Dollar Cost Averaging.”
•	We will, upon your request, automatically transfer amounts among the subaccounts on a regular basis to maintain a desired allocation of the policy value among the various subaccounts. This feature is called “Asset Rebalancing.”
•	You may elect to purchase an optional rider which eliminates all surrender charges during the accumulation phase. You can only elect this rider at the time you purchase your policy. This feature is called the “Access Rider”. There is an extra charge for this rider.
•	You may elect to purchase an optional rider which provides you with a guaranteed minimum accumulation benefit and a guaranteed lifetime withdrawal benefit. This feature is called the “Living Benefits Rider.” If you elect this rider, we will monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts back and forth between investment choices that we designate and the variable investment choices that you have selected. You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.
•	You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit. This feature is called the “Retirement Income Max® Rider.” If you elect the Retirement Income Max® Rider, you must allocate 100% of your policy value to one or more “designated investment option(s).” (See “Appendix - Designated Investment Options”.) The designated investment options differ from the designated investment options for the other guaranteed lifetime withdrawal benefits. You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.
•	You may elect to purchase an optional rider which provides you with a guaranteed lifetime withdrawal benefit. This feature is called the “Retirement Income Choice® 1.6 Rider.” If you elect the Retirement Income Choice® 1.6 Rider, you must allocate 100% of your policy value in certain designated investment choices. You may lose the benefit of this rider if you take “excess” withdrawals. There is an extra charge for this rider.

OTHER INFORMATION
Right to Cancel Period. You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 20 days (after you receive the policy), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account; if state law requires, we will refund your original premium payment(s). The policy will then be deemed void.
No Probate. Usually, the person receiving the death benefit under this policy will not have to go through probate. State laws vary on how the amount that may be paid is treated for transfer and inheritance tax purposes.
Who should purchase the Policy? This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. The tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan. You should not buy this policy if you are looking for a short-term investment, market timing, or if you cannot take the risk of losing money that you put in.
There are various fees and charges associated with variable annuities. You should consider whether the features and benefits of this policy, unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit, the guaranteed level of certain charges, and additional features, make this policy appropriate for your needs.
Financial Statements. Financial Statements for the Company and the subaccounts are in the SAI. Condensed financial information for the subaccounts (those in operation by year end December 31, 2016) are in “Appendix – Condensed Financial Information” to this prospectus and the SAI.
INQUIRIES
If you need more information or want to make a transaction, please contact us at:
Transamerica Financial Life Insurance Company
Administrative Office
Attention: Customer Care Group
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001
(800) 525-6205
You may check your policy at www.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.
You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

Annuity Policy FEE TABLE AND EXPENSE EXAMPLES
The following describes the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please be certain to review the notes following the fee table and expense examples for further information about the fees and charges presented. The order of the notes follows the order in which the fees and charges under the policy are presented in the fee tables and the expense examples.
The fee table applies only to the accumulation phase and reflects the maximum charges unless otherwise noted. During the income phase the fees may be different than those described in the Fee Table. See Notes to Fee Table and Expense Examples, No. 5.
The first section describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)
Owner Transaction Expenses:
Sales Load On Purchase Payments	0%
Maximum Surrender Charge (as a % of premium payments surrendered)(1)
Base Policy	5%
Transfer Fee(2)	$0-$10
Special Service Fee(3)	$0-$25
The next section describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)
Annual Service Charge(4)	$0-$35 per policy
Separate Account Annual Expenses (as a percentage, annually, of average separate account value)(5):
Base Separate Account Expenses:
Mortality and Expense Risk Fee	1.00%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.15%
Optional Separate Account Expenses: (You may only elect one of the guaranteed minimum death benefits listed below)
Annual Step-Up Death Benefit	0.20%
Fund Facilitation Fee	0.30%
Access Rider	0.20%
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses	1.85%

Maximum
Optional Guaranteed Lifetime Withdrawal Benefit Riders: (You may only elect one of the optional riders listed below)(6)
Retirement Income Max® Rider (annual charge - a % of withdrawal base):* (for riders issued on or after December 12, 2011)
Base Benefit	2.50%
Retirement Income Choice® 1.6 Rider (annual charge - a % of withdrawal base): (for riders issued on or after May 1, 2014)
Base Benefit Designated Allocation Group A*	2.50%
Base Benefit Designated Allocation Group B*	2.50%
Base Benefit Designated Allocation Group C*	2.50%
Additional Benefits available with the Retirement Income Choice® 1.6 Rider:
Death Benefit (Single Life Option)*	0.55%
Death Benefit (Joint Life Option)*	0.50%
*The Current rider fee will be less than or equal to the stated Maximum. Your rider fee may increase (or decrease) at the time of any automatic step-up. See Automatic Step- Up section. Your current rider fee percentage will not exceed 0.75% from the current rider fee percentage in effect when you purchase the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement. All

Rate Sheet Prospectus Supplements are also available on the Edgar system at (File 333-187920). Please note that the maximum fee listed above of 2.50% already includes the additional death benefit option.
	Maximum	Current
Optional Guaranteed Lifetime Withdrawal Benefit Riders: (You may only elect one of the optional riders listed below)
Living Benefits Rider (annual charge - a % of Principal Back Total Withdrawal Base)	1.25%	1.25%
Retirement Income Max® Rider (annual charge - a % of withdrawal base): (for riders issued before December 12, 2011)
Base Benefit	1.75%	1.00%
Retirement Income Choice® 1.6 Rider (annual charge - a % of withdrawal base): (for riders issued before May 1, 2014)
Base Benefit Designated Allocation Group A	2.30%	1.55%
Base Benefit Designated Allocation Group B	1.85%	1.10%
Base Benefit Designated Allocation Group C	1.45%	0.70%
Additional Benefits available with the Retirement Income Choice® 1.6 Rider:
Death Benefit (Single Life Option)	0.40%	0.40%
Death Benefit (Joint Life Option)	0.35%	0.35%

	Maximum	Current
Optional Guaranteed Lifetime Withdrawal Benefit Riders - No Longer Available:
Retirement Income Choice® Rider - Single Life Option: (annual charge - a % of Withdrawal Base)
Base Benefit	2.10%	1.35%
Additional Benefits available with the Retirement Income Choice® Rider:
Death Benefit	0.25%	0.25%
Total Retirement Income Choice® Rider Fees (Single Life) with Highest Combination of Benefits	2.35%	1.60%
Retirement Income Choice® with Double Initial Withdrawal Base Benefit Rider - Single Life Option (annual charge - a % of Withdrawal Base):
Base Benefit	2.40%	1.65% (1)
Additional Benefits available with the Retirement Income Choice® with Double Initial Withdrawal Base Benefit Rider:
Death Benefit	0.25%	0.25%
Total Retirement Income Choice® with Double Initial Withdrawal Base Benefit Rider Fees (Single Life) with Highest Combination of Benefits	2.65%	1.90%
Retirement Income Choice® with Double Initial Withdrawal Base Benefit Rider - Joint Life Option (annual charge - a % of Withdrawal Base):
Base Benefit	2.40%	1.65% (1)
Additional Benefits available with the Retirement Income Choice® with Double Initial Withdrawal Base Benefit Rider:
Death Benefit	0.20%	0.20%
Total Retirement Income Choice® with Double Initial Withdrawal Base Benefit Rider Fees (Joint Life) with Highest Combination of Benefits	2.60%	1.85%
Retirement Income Choice® 1.4 Rider (annual charge - a % of withdrawal base):
Base Benefit Designated Allocation Group A	2.30%	1.55%
Base Benefit Designated Allocation Group B	1.85%	1.10%
Base Benefit Designated Allocation Group C	1.45%	0.70%
Additional Benefits available with the Retirement Income Choice® 1.4 Rider:
Death Benefit (Single Life Option)	0.40%	0.40%
Death Benefit (Joint Life Option)	0.35%	0.35%
Total Retirement Income Choice® 1.4 Rider Fees (Single Life) with Highest Combination of Benefits	2.70%	1.95%

	Maximum	Current
Retirement Income Choice® 1.2 Rider (annual charge - a % of withdrawal base):
Base Benefit Open Allocation Option	2.30%	1.55%
Base Benefit Designated Allocation Group A	2.30%	1.55%
Base Benefit Designated Allocation Group B	1.85%	1.10%
Base Benefit Designated Allocation Group C	1.45%	0.70%
Additional Benefits available with the Retirement Income Choice® 1.2 Rider:
Death Benefit (Single Life Option)	0.40%	0.40%
Death Benefit (Joint Life Option)	0.35%	0.35%
Total Retirement Income Choice® 1.2 Rider Fees (Single Life) with Highest Combination of Benefits and Allocation Options	2.70%	1.95%
(1) The current fee is 1.55% for policyowners who purchase the base benefit only with no additional benefits elected.
The next section shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the year ended December 31, 2016 (before any fee waiver or expense reimbursements). Expenses may be higher or lower in future years. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.
Total Portfolio Annual Operating Expenses (Expenses that are deducted from portfolio assets, including management fees, distribution and/or service 12b-1 fees, and other expenses)(7):
Lowest Gross	0.35%
Highest Gross	1.50%
The following Examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include owner transaction expenses, policy fees, separate account annual expenses, and portfolio fees and expenses.
The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year, the highest Total Portfolio Annual Operating Expenses of any of the portfolios for the year ended December 31, 2016, and the base policy with the combination of available optional features or riders with the highest fees and expenses, including the highest Fund Facilitation Fee, Annual Step-Up Death Benefit and Retirement Income Choice® 1.6 Rider – Single Life Option with additional Death Benefit (prior to May 1, 2014). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Examples(8):
If the policy is surrendered at the end of the applicable time period (without Access Rider):
1 Year	$ 961
3 Years	$1,833
5 Years	$2,748
10 Years	$5,596
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy (without Access Rider):
1 Year	$ 511
3 Years	$1,563
5 Years	$2,658
10 Years	$5,596
If the policy is surrendered at the end of the applicable time period (with Access Rider):
1 Year	$ 530
3 Years	$1,620
5 Years	$2,749
10 Years	$5,757

If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy (with Access Rider):
1 Year	$ 530
3 Years	$1,620
5 Years	$2,749
10 Years	$5,757
The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year, the highest Total Portfolio Annual Operating Expenses of any of the portfolios for the year ended December 31, 2016, and the base policy with the combination of available optional features or riders with the highest fees and expenses, including the highest Fund Facilitation Fee, Annual Step-Up Death Benefit and Retirement Income Choice® 1.6 Rider - Single Life Option with additional Death Benefit (on or after May 1, 2014). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Expense Examples:
If the policy is surrendered at the end of the applicable time period (without Access Rider):
1 Year	$ 951
3 Years	$1,803
5 Years	$2,697
10 Years	$5,487
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy (without Access Rider):
1 Year	$ 501
3 Years	$1,533
5 Years	$2,607
10 Years	$5,487
If the policy is surrendered at the end of the applicable time period (with Access Rider):
1 Year	$ 521
3 Years	$1,590
5 Years	$2,698
10 Years	$5,649
If the policy is annuitized at the end of the applicable time period or if you do not surrender your policy (with Access Rider):
1 Year	$ 521
3 Years	$1,590
5 Years	$2,698
10 Years	$5,649
Please remember that these Examples are illustrations and do not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Examples. Similarly, your rate of return may be more or less than the 5% assumed in the Examples.
For information concerning compensation paid for the sale of the policies, see OTHER INFORMATION - Distributor of the Policies.
Notes to Fee Table and Expense Examples
Owner Transaction Expenses:
1) Maximum Surrender Charge: The surrender charge, if any is imposed, applies to each premium payment, regardless of how policy value is allocated among the investment options. The surrender charge decreases based on the number of years since the premium payment was made.

2) Transfer Fee: The transfer fee, if any is imposed, applies to each policy, regardless of how policy value is allocated among the investment choices. There is no fee for the first 12 transfers per policy year. For additional transfers, the Company may charge a fee of $10 per transfer. Currently, we do not charge a transfer fee, but reserve the right to do so.
3) Special Service Fees: We may deduct a charge for special services, including overnight delivery; duplicate policies; non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require us to incur additional processing costs.
4) Annual Service Charge:
Annual Service Charge: The annual service charge is assessed per policy on each policy anniversary and at surrender. The charge is waived if your policy value, or the sum of your premiums less all partial surrenders, is at least $50,000.
5) Separate Account Annual Expenses:
Mortality and Expense Risk Fee: The mortality and expense risk fee shown is for the accumulation phase with the base death benefit. During the income phase, the mortality and expense risk fee is at an annual rate of 1.25%
Optional Separate Account Expenses: Any optional separate account expense is in addition to the mortality and expense risk and administrative fees.
Fund Facilitation Fee: This daily fee is applied only to policy value in the subaccounts invested in the American Funds - Asset Allocation Fund - Class 2 (0.30%), American Funds - Bond Fund - Class 2 (0.30%), American Funds - Growth Fund - Class 2 (0.30%), American Funds - Growth-Income Fund - Class 2 (0.30%), American Funds - International Fund - Class 2 (0.30%), AB Balanced Wealth Strategy Portfolio - Class B (0.20%), State Street Total Return V.I.S. Fund - Class 3 (0.20%), Franklin Templeton VIP Founding Funds Allocation Fund - Class 4 (0.15%), TA International Equity Index - Service Class (0.15%) and TA U.S. Equity Index - Service Class (0.15%).
We charge a fund facilitation fee in order to make certain subaccounts available as investment choices under the policies. We apply the fee to subaccounts that invest in underlying funds that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of subaccounts that we specify.
Access Rider: The fee is a percentage of the daily net asset value in the separate account.
Total Separate Account Annual Expenses with Highest Optional Separate Account Expenses: This reflects the base separate account expenses, the Annual Step-Up Death Benefit fee,  the Fund Facilitation fee, plus the Access Rider fee, but does not include any annual optional rider fees. The death benefits are mutually exclusive.
OPTIONAL RIDERS
In some cases, riders to the policy are available that provide optional benefits. There are additional fees (annualized fee charged on a yearly or quarterly basis, depending on the rider) for those riders.
6) Optional Guaranteed Lifetime Withdrawal Benefit Riders:
Living Benefits Rider: The annual fee is a percentage of the “principal back” Total Withdrawal Base. The “principal back” Total Withdrawal Base on the rider date is the policy value. After the rider date, the “principal back” Total Withdrawal Base is equal to: the “principal back” Total Withdrawal Base on the rider date; plus subsequent premium payments; less subsequent “principal back” adjusted partial withdrawals.
Retirement Income Max® Rider and Retirement Income Choice® 1.6 Rider - Withdrawal Base: We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value. For riders issued prior to the date of this prospectus, the withdrawal percentage, growth percentage and fee information can be found in the Statement of Additional Information “Appendix - Prior Withdrawal/Growth Percentages and Rider Fees”.
Optional Guaranteed Lifetime Withdrawal Benefit Riders - No Longer Available
Retirement Income Choice® Rider, Retirement Income Choice® with Double Withdrawal Base Benefit Rider, Retirement Income Choice® 1.4 Rider and Retirement Income Choice® 1.2 Rider - base benefit: The fee is a percentage of the Withdrawal Base. The Withdrawal Base on the rider date is the policy value. During any rider year, the Withdrawal Base is equal to the Withdrawal Base on the rider date or most recent rider anniversary; plus subsequent premium payments, less subsequent Withdrawal Base adjustments.

Retirement Income Choice® Rider, Retirement Income Choice® with Double Withdrawal Benefit Rider, Retirement Income Choice® 1.4 Rider and Retirement Income Choice® 1.2 Rider - Additional Benefits (Single Life and Joint Life Options): If you elected the Retirement Income Choice® Rider, Retirement Income Choice® with Double Withdrawal Benefit Rider, Retirement Income Choice® 1.4 Rider or Retirement Income Choice® 1.2 Rider with the following option - Death Benefit. The charge for this option is a percentage of the Withdrawal Base and is in addition to the base benefit fee.
Maximum Total Retirement Income Choice® 1.4 and Retirement Income Choice® 1.2 Rider Fees with Highest Combination of Benefits: After the fifth rider anniversary, the base benefit rider fees can increase when there is an automatic step-up. These fee totals reflect the maximum fee increase resulting from an automatic step-up of the Withdrawal Base while the rider is in effect.
Maximum Total Retirement Income Choice® 1.4 and Retirement Income Choice® 1.2 Rider Fees (Single Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Maximum) and the Death Benefit (Single Life Option).
Current Total Retirement Income Choice® 1.4 and Retirement Income Choice® 1.2 Rider Fees (Single Life) with Highest Combination of Benefits: This reflects the Base Benefit Designated Allocation Group A (Current) and the Death Benefit (Single Life Option).
7) Total Portfolio Annual Operating Expenses:
Total Portfolio Annual Operating Expenses: The fee table information relating to the underlying fund portfolios was provided to the Company by the underlying fund portfolios, their investment advisers or managers. We have not verified the accuracy of information provided by unaffiliated fund portfolios. Actual future expenses of the portfolios may be greater or less than those shown in the Table. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.
8) Expense Examples:
Expense Examples: The Example does not reflect special service fees or transfer fees. Different fees and expenses not reflected in the Example may be assessed during the income phase of the policy.

THE ANNUITY POLICY
This prospectus describes the Transamerica AxiomSM NY Variable Annuity policy offered by the Company.
An annuity is a contract between you, the owner, and an insurance company (in this case the Company), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the annuity commencement date. Until the annuity commencement date, your annuity is in the accumulation phase and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After you annuitize, your annuity switches to the income phase.
The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes. Your individual investment and your rights are determined primarily by your own policy.
The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional premium payments of $50 or more until the annuity commencement date. You are not required to make any additional premium payments.
The policy is a “variable” annuity because the value of your policy can go up or down based on the performance of your subaccounts. If you invest in the separate account, the amount of money you are able to accumulate in your policy during the accumulation phase depends upon the performance of your subaccounts. You could lose the amount you allocate to the separate account. The amount of annuity payments you receive from the separate account also depends upon the investment performance of your subaccounts for the income phase.
The policy also contains a fixed account. The fixed account offers interest at rates that we guarantee will not decrease during the selected guaranteed period. There may be different interest rates for each different guaranteed period that you select.
Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your contract is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this contract, you represent and warrant that you are not using the contract, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.
PURCHASE
Policy Issue Requirements
The Company will not issue a policy unless:
•	the Company receives in good order (See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order) all information needed to issue the policy;
•	the Company receives in good order (at our Administrative Office) a minimum initial premium payment; and
•	the annuitant, owner, and any joint owner are age 85 or younger (the limit may be lower for qualified policies).
•	the owner and annuitant have an immediate familial relationship.
Please note, certain riders described herein may require a younger age. Please carefully read the applicable rider sections regarding any age limitations.
We reserve the right to reject any application or premium payment.
Premium Payments
You should make checks for premium payments payable only to Transamerica Financial Life Insurance Company and send them to the Administrative Office. Your check must be honored in order for us to pay any associated annuity payments and benefits due under the policy.
We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Financial Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.
We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Initial Premium Requirements
The initial premium payment for nonqualified policies must be at least $5,000, and at least $1,000 for qualified policies. You must obtain prior company approval to purchase a policy with an amount less than the stated minimum. There is generally no minimum initial premium payment for policies issued under section 403(b) of the Internal Revenue Code; however, your premium payment must be received within 90 days of the policy date or your policy will be canceled. We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information in good order. If we are unable to credit your initial premium payment, we will contact you or your financial intermediary, if applicable, within five business days and explain why. We will also return your initial premium payment at that time unless you instruct us to hold it and credit it within two business days after your information is both complete and in good order.
The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.
There may be delays in our receipt of applications that are outside of our control (for example, because of the failure of the selling broker/dealer or sales agent to forward the application to us promptly, or because of delays in determining whether the policy is suitable for you). Any such delays will affect when your policy can be issued and your premium allocated among your investment choices.
Additional Premium Payments
You are not required to make any additional premium payments. However, you can generally make additional premium payments as often as you like during the accumulation phase. Additional premium payments must be at least $50 . We will credit additional premium payments to your policy as of the business day we receive your premium and required information in good order at our Administrative Office. Additional premium payments must be received before the close of a regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time) to get same-day pricing of the additional premium payment.
Maximum Total Premium Payments
For issue ages 0-80, we reserve the right to require prior approval of any cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant issued by us or an affiliate. We may approve premium payments over $1,000,000 but restrict access to certain optional benefits. For issue ages over 80, we reserve the right to require prior approval of any cumulative premium payments over $500,000 (this includes subsequent premium payments) for policies with the same owner or same annuitant issued by us or an affiliate. If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, the business will be deemed not in good order.
Allocation of Premium Payments
When you purchase a policy, we will allocate your premium payment to the investment choices you select. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments the same way, unless you request a different allocation. You could lose the amount you allocate to the subaccounts.
If you allocate premium payments to the Dollar Cost Averaging program, (if it is available), you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your premium payment.
You may change allocations for future additional premium payments by sending written instructions to our Administrative Office. The allocation change will apply to premium payments received on or after the date we receive the change request in good order.
We reserve the right to restrict or refuse any premium payment.
Policy Value
You should expect your policy value to change from valuation period to valuation period. A valuation period begins at the close of regular trading on the New York Stock Exchange on each business day and ends at the close of regular trading on the next succeeding business day. A business day is each day that the New York Stock Exchange is open. The New York Stock Exchange usually closes at 4:00 p.m., Eastern time. Holidays are generally not business days.

INVESTMENT OPTIONS
The Transamerica AxiomSM NY Variable Annuity offers you a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Policy are listed in the “Appendix - Portfolios Associated with the Subaccounts”.
The general public may not purchase shares of any of these underlying fund portfolios. The names and investment objectives and policies may be similar to other portfolios managed by the same investment adviser or manager that are sold directly to the public. You should not expect the investment results of the underlying fund portfolios to be the same as those of other portfolios.
More detailed information, including an explanation of the portfolios' fees and investment objectives, may be found in the current prospectuses for the underlying fund portfolios, which accompany this prospectus. You should read the prospectuses for the underlying fund portfolios carefully before you invest.
Note: If you received a summary prospectus for any of the portfolios listed in “Appendix - Portfolios Associated with the Subaccounts”, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its statement of additional information.
Selection of Underlying Fund Portfolios
The underlying fund portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, volatility, hedgeability, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premium payments and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”).
We have developed this variable annuity product in cooperation with one or more distributors, and may include certain underlying fund portfolios based on their recommendations. Their selection criteria may differ from our selection criteria.
You are responsible for choosing the subaccounts which invest in the underlying fund portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to you, including each underlying fund portfolio's prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the underlying fund's website provide more current information, including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.
You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.
We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.
We do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to make certain changes to the separate account and its investments. We reserve the right to add new portfolios (or portfolio classes), close existing portfolios (or portfolio classes), or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. We will not add, delete or substitute any underlying fund portfolio shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.
We reserve the right to limit the number of subaccounts you are invested in at any one time.
If you elect certain optional riders, you will be subject to investment restrictions. In the future, we may change the investment restrictions.

Not all subaccounts may be available for all policies, in all states, or through all financial intermediary firms.
Addition, Deletion, or Substitution of Investment Options
We cannot and do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We retain the right, subject to any applicable law, to make certain changes in the separate account and its investment options. We reserve the right to eliminate the shares of any portfolio held by a subaccount and to substitute shares of another portfolio of the underlying fund portfolios, or of another registered open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. To the extent required by the 1940 Act, as amended, substitutions of shares attributable to your interest in a subaccount will not be made without prior notice to you and the prior approval of the Securities and Exchange Commission (“SEC”). Nothing contained herein shall prevent the separate account from purchasing other securities for other series or classes of variable annuity policies, or from affecting an exchange between series or classes of variable annuity policies on the basis of your requests.
New subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by us. Each additional subaccount will purchase shares in an underlying fund portfolio, or other investment vehicle. We may also close or liquidate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is closed or liquidated, we will notify you and request a reallocation of the amounts invested in the closed or liquidated subaccount. If we do not receive additional instructions, any subsequent premium payments or transfers (including dollar cost averaging transactions or asset rebalance programs transactions) into a closed or liquidated subaccount will be re-allocated to the remaining available investment options according to the investment allocation instructions you previously provided. If your previous investment allocation instructions do not include any available investment options, we will require new instructions. If we do not receive new instructions, the requested transaction will be canceled and any premium payment will be returned. Under asset rebalance programs the value remaining in the closed subaccount will be excluded from any future rebalancing. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your annuity, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment option. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., policy reached maximum annuity commencement date) if an investment option is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment options you have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment option is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current investment options you have value allocated to and which are open to new investment.
In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts, or (5) add new underlying fund portfolios, or substitute a new underlying fund portfolio for an existing underlying fund portfolio.
The Fixed Account
Premium payments allocated and amounts transferred to the fixed account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures relating to interests in the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.
While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will not be less than the guaranteed minimum effective annual interest rate shown on your policy (the “guaranteed minimum”). We determine credited rates, which are guaranteed for at least one year, in our sole discretion. You bear the risk that we will not credit interest greater than the guaranteed minimum. At the end of the guaranteed period option you selected, the value in that guaranteed period option will automatically be transferred into a new guaranteed period option of the same length (or the next shorter period if the same period is no longer offered) at the current interest rate for that period. You can transfer to another investment option by giving us notice within 30 days before the end of the expiring guaranteed period.
We also guarantee that upon full surrender your cash value attributable to the fixed account will not be less than the amount required by the applicable non-forfeiture law at the time the policy is issued.
If you select the fixed account, your money will be placed with our other general assets. The amount of money you are able to accumulate in the fixed account during the accumulation phase depends upon the total interest credited. The amount of each annuity payment you receive during the income phase from the fixed portion of your policy will remain level for the entire income phase. The interest credited as well as principal invested in the fixed account is based on our claims-paying ability.
We reserve the right to refuse any premium payment or transfer to the fixed account.
Transfers
During the accumulation phase, you may make transfers to or from any investment option within certain limitations.
Transfers out of a guaranteed period option of the fixed account are limited to the following:
•	Transfers at the end of a guaranteed period.
•	Transfers of amounts equal to interest credited. This may affect your overall interest-crediting rate, because transfers are deemed to come from the oldest premium payment first.
In general, each transfer must be at least $500, or the entire subaccount value. Transfers of interest from a guaranteed period option of the fixed account must be at least $50. If less than $500 remains as a result of the transfer, then we reserve the right to include that amount in the transfer. Transfer requests must be received in good order while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
The number of transfers permitted may be limited and a $10 charge for each transfer in excess of 12 in any policy year may apply. We reserve the right to prohibit transfers to the fixed account.
During the income phase, you may transfer values out of any subaccount; however, you cannot transfer values out of the fixed account. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the annuity units in the subaccount from which the transfer is being made.
Market Timing and Disruptive Trading
Statement of Policy. This variable annuity policy was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)
Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.
We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.
Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.
We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.
In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.
For policies with Portfolio Allocation Method or Open Allocation Method, the effect of transfers pursuant thereto may be considered disruptive for certain underlying fund portfolios. As a result, policy owners using Portfolio Allocation Method or Open Allocation Method may have to change their selected underlying fund portfolios. We will contact you in the event this occurs.
Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.
In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.
Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•	provide a certain number of allowable transfers in a given period.
Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.
In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.
Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.
Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.
Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.
Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures.
We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.
Investment Restrictions
If you are eligible to elect certain optional riders, you will be subject to investment restrictions requiring you to invest in certain underlying portfolios, known as designated investment options. In the future, we may change the investment restrictions.
One or more of the underlying fund portfolios that may be designated investment options under each optional rider in part, may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefits. Our requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with these riders. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial adviser whether to invest in underlying fund portfolios with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the riders. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the riders that do not invest in funds that utilize volatility control strategies.
For more information about the underlying fund portfolios and the investment strategies they employ, please refer to the underlying fund portfolios' current prospectuses.
EXPENSES
Note: The following section on expenses and the ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES only apply to policies issued on or after the date of this prospectus.
There are charges and expenses associated with your policy that reduce the return on your investment in the policy.
Surrender Charges
During the accumulation phase, you can surrender part or all of the cash value (restrictions may apply to qualified policies). We may apply a surrender charge to compensate us for expenses relating to sales, including commissions to registered representatives and other promotional expenses.
You can surrender up to the greater of (i) 10% of your premium payments or (ii) any gains in the policy each year free of surrender charges. This amount is referred to as the free amount and is determined at the time of surrender. (The free amount is not cumulative, so not surrendering anything in one year does not increase the surrender charge free amount in subsequent years.) If the surrender is in excess of this free amount, you might have to pay a surrender charge, which is a contingent deferred sales charge, on the excess amount.
The following schedule shows the surrender charges that apply during the five years following payment of each premium payment:
Number of Years Since Premium Payment Date	Surrender Charge (as a percentage of premium surrendered)
0 – 1	5%
1 – 2	4%
2 – 3	3%
3 – 4	2%
4 – 5	1%
more than 5	0%
For example, assume your premium is $100,000 and your policy value is $106,000 at the beginning of the second policy year and you surrender $30,000. Since that amount is more than your surrender charge free amount ($10,000), you would pay a surrender charge of $800 on the remaining $20,000 [4% of ($30,000 - $10,000)].
Likewise, assume your policy value is $80,000 (premium payments $100,000) at the beginning of the second policy year and you surrender your policy. You would pay a surrender charge of $3,600 [4% of ($100,000 - ($100,000 x 10%))].
You can generally choose to receive the full amount of a requested partial surrender by directing us to deduct any applicable surrender charge from your remaining policy value. You receive your cash value upon full surrender.
For surrender charge purposes, earnings are considered to be surrendered first, then the oldest premium is considered to be surrendered next.
Surrender charges are waived if you surrender money under the Nursing Care and Terminal Condition Withdrawal.
Keep in mind that surrenders may be taxable and, if made before age 59½, may be subject to a 10% federal penalty tax. For tax purposes, surrenders from nonqualified policies are considered to come from taxable earnings first.
An optional rider is available which eliminates all surrender charges during the accumulation phase. You can only elect this rider at the time you purchase the policy. There is an extra charge for this rider. See “Access Rider”.

Mortality and Expense Risk Fees
We charge a fee as compensation for bearing certain mortality and expense risks under the policy. This fee is assessed daily based on the net asset value of each subaccount. Examples of such risks include a guarantee of annuity rates, the death benefit, certain expenses of the policy (including distribution related expenses), and assuming the risk that the current charges will be insufficient in the future to cover costs of selling, distributing and administering the policy.
If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profit for any proper purpose, including distribution expenses.
Administrative Charges
We deduct a daily administrative charge to cover the costs of supporting and administering the policy (including certain distribution-related expenses). This charge is equal to an annual rate of 0.15% of the daily net asset value of each subaccount during both the accumulation phase and the income phase.
Premium Taxes
A deduction is also made for premium taxes, if any, imposed on us by a state, municipality or other government agency. The tax, currently ranging from 0% to 3.50%, is assessed at the time premium payments are made or when annuity payments begin. We pay the premium tax at the time it is imposed. We will, at our discretion, deduct the total amount of premium taxes, if any, from the policy value when such taxes are due to the applicable taxing authority, you begin receiving annuity payments, you surrender the policy or a death benefit is paid.
Federal, State and Local Taxes
We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.
Special Service Fees
We may deduct a charge for special services, including overnight delivery; duplicate policies; non-sufficient checks on new business; duplicate Form 1099 and Form 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. We may charge a fee for each service performed. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require us to incur additional processing costs.
Transfer Fee
You are generally allowed to make 12 free transfers per policy year before the annuity commencement date. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. Premium payments, Asset Rebalancing, and Dollar Cost Averaging transfers do not count as one of your free transfers. All transfer requests made at the same time are treated as a single transfer. Currently we are not charging for transfers.
Service Charge
During the accumulation phase, an annual service charge of $35 (but not more than 2% of the policy value) is charged on each policy anniversary and at surrender. The service charge is waived if your policy value or the sum of your premiums, less all partial surrenders, is at least $50,000.
Fund Facilitation Fee
We charge a fund facilitation fee in order to make certain subaccounts available as investment options under the policies. We apply the fee to subaccounts that invest in underlying funds that do not provide us with the amount of revenue we require in order for us to meet our expenses and revenue targets. This fee is assessed daily based on the net asset value of subaccounts that we specify.
Access Rider
If you elect the Access Rider, there is a daily rider fee at an annual rate of 0.20% of the daily net asset value in the separate account.

Optional Benefits
If you elect to purchase optional benefits, we will deduct an additional fee. For some optional benefits the fee is assessed against the daily net asset value of each subaccount and for others it is deducted from each investment option in proportion to the amount of policy value in each investment option. Please refer to the FEE TABLE AND EXPENSE EXAMPLES for the list of fees for each optional benefit and ADDITIONAL FEATURES for more information.
Underlying Fund Portfolio Fees and Expenses
The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest underlying fund portfolio expenses for the previous calendar year are found in the ANNUITY POLICY FEE TABLE AND EXPENSE EXAMPLES section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.
Reduced Fees and Charges
We may at our discretion, reduce or eliminate certain fees and charges for certain policies (including employer-sponsored savings plans) which may result in decreased costs and expenses.
Revenue We Receive
This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.
We (and/or our affiliates) may receive some or all of the following types of payments:
• Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain underlying fund portfolios available as investment options under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.
• Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or subadviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis. Please Note: Some of the underlying funds listed in the chart below may not currently be available under your policy:
Incoming Payments to the Company and/or TCI
Fund	Maximum Fee % of assets
TRANSAMERICA SERIES TRUST	0.25%
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)	0.50%
AB VARIABLE PRODUCTS SERIES FUND, INC.	0.45%
AMERICAN FUNDS INSURANCE SERIES® TRUST	0.25%
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND	0.395%
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST	0.50%
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	0.45%
JANUS ASPEN SERIES	0.35%
MFS ® VARIABLE INSURANCE TRUST	0.50%
NOTES TO INCOMING PAYMENTS TABLE:
Maximum Fee % of assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in subaccounts that are closed to new premium payments, depending on the terms of the agreements supporting those payments and on the services provided.
TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is subadvised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are subadvised by non-affiliated entities. During 2016 we received $15,423,182.55 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.
Fidelity ® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.
Other Payments. TCI also serves as the wholesale distributor for the policies, and in that capacity directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and subadvisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or subadviser receives from the advisory fee deducted from underlying fund portfolio assets. Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and subadvisers of the underlying fund portfolios (or their affiliates):
•	may each directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and subadvisers with access to TCI's wholesalers at TCI's national and regional sales conferences as well as internal and external meetings and events that are attended by TCI's wholesalers and/or other TCI employees.
•	may provide our affiliates and/or selling firms with wholesaling services to assist us in the distribution of the policies.
•	may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional efforts. The amounts may be significant and these arrangements provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policies.
For the calendar year ended December 31, 2016, TCI and its affiliates received payments that totaled approximately $2,700,000. The firms that paid to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management • Allianzgi Distributors • American Century Investment Management, Inc. • American Century Investment Management, Inc. • American Funds • Barrow, Hanley, Mewhinney & Strauss • Belle Haven Investments • BlackRock Investment Management, LLC • Columbia Threadneedle Investments • Fidelity Management & Research Company • Franklin Templeton Services, LLC • Goldman Sachs• Hartford• Invesco• Janus Capital Management LLC • Jennison Associates LLC • John Hancock• JP Morgan Investment Management Inc. • Kayne Anderson Capital Advisors, LP • Lord Abbett & Co.• Manning & Napier Advisors• MFS Investment Management• Milliman Financial Risk Management LLC • Morgan Stanley Investment Management Inc. • Morningstar Advisers • Natixis Global Asset

Management• Neuberger Berman• New York Life/Mainstay Investments• Oppenheimer Funds, Inc. • Pacific Investment Management Company • PineBridge Investments LLC • Pioneer Investment Management, Inc. • Prudential Investments• QS Legg Mason Global Asset Allocation, LLC • Ridgeworth Investments • Rockefeller & Co. • Schroder Investment Management • Systematic Financial Management • TIAA• Thompson Siegel & Walmsley • The Vanguard Group, Inc. • Torray, LLC •  and Wellington Management Company.
Please note some of the aforementioned managers and/or subadvisers may not be associated with underlying fund portfolios currently available in this product.
Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.
For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.
ACCESS TO YOUR MONEY
During the accumulation phase, you can have access to the money in your policy in the following ways:
•	by making a surrender (either a full or partial surrender); or
•	by taking systematic payouts (See ADDITIONAL FEATURES - Systematic Payout Option for more details).
Surrenders
During the accumulation phase, if you take a full surrender, you will receive your cash value.
If you want to take a partial surrender, in most cases it must be for at least $500. Unless you tell us otherwise, we will take the surrender from each of the investment options in proportion to the policy value. Surrenders may be referred to as withdrawals on your policy statement and other documents.
You may elect to take up to the free amount once each policy year without incurring a surrender charge. Remember that any surrender you take will reduce the policy value, and the amount of the death benefit. See DEATH BENEFIT, for more details. A partial surrender also may have a negative impact on certain other benefits and guarantees of your policy.
Surrenders may be subject to a surrender charge. Income taxes, federal tax penalties and certain restrictions may apply to any surrenders you make.
Surrenders from qualified policies may be restricted or prohibited.
During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial.
If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
During the income phase, you will receive annuity payments under the annuity payment option you select; however, you generally may not take any other surrenders, either full or partial.
Note: The optional Access Rider eliminates all surrender charges during the accumulation phase. You can elect this rider only at the time you purchase the policy. There is an extra charge for this rider.
Delay of Payment and Transfer
Payment of any amount due from the separate account for a surrender, a death benefit, or the death of the owner of a nonqualified policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may defer such payment from the separate account if:
•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the Exchange is otherwise restricted;

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
•	the SEC permits a delay for the protection of owners.
Transfers of amounts from the subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica Aegon Government Money Market VP portfolio (or any money market portfolio offered under this policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, surrender (either full or partial), loan, or death benefit from the TA Aegon Government Money Market subaccount until the portfolio is liquidated.
Any payment or transfer request which is not in good order will cause a delay. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” an owner's account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial), or death benefits, make transfers, or continue making annuity payments absent instructions from the appropriate federal regulator. We may also be required to provide information about you and your policy to government agencies or departments.
Pursuant to the requirements of certain state laws, we reserve the right to defer payment of the cash value from the fixed account for up to six months. We may defer payment of any amount until your premium payment check has cleared your bank.
Signature Guarantee
As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:
•	Any surrenders over $250,000 unless it is a custodial owned annuity;
•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a policy owner’s account;
•	Any electronic fund transfer instruction changes on or within 15 days of an address change;
•	Any surrender when we have been directed to send proceeds to a different personal address from the address of record for that contract owner's account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;
•	Any surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;
•	Any other transaction we require.
We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800)525-6205.
You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.
ANNUITY PAYMENTS (THE INCOME PHASE)
Upon the annuity commencement date, which is the date your policy is annuitized and annuity payments begin, your annuity switches from the accumulation phase to the income phase. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The earliest annuity commencement date is at least 30 days after you purchase your policy. Unless required by state law, the latest annuity commencement date cannot be after the date specified in your policy unless a later date is agreed to by us.
Before the annuity commencement date, if the annuitant is alive, you may choose an annuity payment option or change your election. If the annuitant dies before the annuity commencement date, the death benefit is payable in a lump sum or under one of the annuity payment options (unless the surviving spouse is eligible to and elects to continue the policy). If the annuitant dies after the annuity commencement date, no death benefit is payable and the amount payable will depend on the annuity income option.
Your policy may not be “partially” annuitized, i.e., you may not apply a portion of your policy value to an annuity option while keeping the remainder of your policy in force.

After the annuitant's death, the beneficiary you designate at annuitization will receive any remaining guaranteed payments.
Annuity Payment Options
The policy provides several annuity payment options (also known as income options) that are described below. You may choose any combination of annuity payment options. We will use your policy value to provide these annuity payments. If the policy value on the annuity commencement date is less than $2,000, we reserve the right to pay it in one lump sum in lieu of applying it under an annuity payment option. You can receive annuity payments monthly, quarterly, semi-annually, or annually. (We reserve the right to change the frequency if payments would be less than $50.)
In deciding on which annuity payment option to elect, you must decide if fixed or variable payments are better for you. If you choose to receive fixed payments, then the amount of each payment will be set on the annuity commencement date and will not change. You may, however, choose to receive variable payments. The dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of additional variable payments will vary based on the investment performance of the subaccount(s) you select. The dollar amount of each variable payment after the first may increase, decrease, or remain constant. If the actual investment performance (net of fees and expenses) exactly matched the assumed investment return of 5% at all times, the amount of each variable annuity payment would remain constant. If actual investment performance (net of fees and expenses) exceeds the assumed investment return, the amount of the variable annuity payments would increase. Conversely, if actual investment performance (net of fees and expenses) is lower than the assumed investment return, the amount of the variable annuity payments would decrease.
You must also decide if you want your annuity payments to be guaranteed for the annuitant's lifetime, a period certain, or a combination thereof. Generally, payments will be lower if you combine a period certain, guaranteed amount, or liquidity with a lifetime guarantee (e.g., Life Income with 10 years Certain and Life with Guaranteed Return of Policy proceeds). Likewise, annuity payments will also generally be lower the longer the period certain (because you are guaranteed payments for a longer time).
The annuity payment options currently available are explained below. Some options are fixed only.
Income for a Specified Period (fixed only). We will make level annuity payments only for a fixed period. No funds will remain at the end of the period. If your policy is a qualified policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.
Income of a Specified Amount (fixed only). Payments are made for any specified amount until the amount applied to this option, with interest, is exhausted. This will be a series of level annuity payments followed by a smaller final annuity payment.
If your policy is a qualified policy, this annuity payment option may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.
Life Income. You may choose between:
•	No Period Certain (fixed or variable) - Payments will be made only during the annuitant's lifetime. The last annuity payment will be the payment immediately before the annuitant's death.
•	10 Years Certain (fixed or variable) - Payments will be made for the longer of the annuitant's lifetime or ten years.
•	Guaranteed Return of Policy Proceeds (fixed only) - Payments will be made for the longer of the annuitant's lifetime or until the total dollar amount of annuity payments we made to you equals the annuitized amount (i.e., the adjusted policy value).
Joint and Survivor Annuity. You may choose:
•	No Period Certain (fixed or variable) - Payments are made during the joint lifetime of the annuitant and a joint annuitant of your selection. Annuity payments will be made as long as either person is living.
•	10 Year Certain (fixed only) - Payments will be made for the longer of the lifetime of the annuitant and joint annuitant or ten years.
Other annuity payment options may be arranged by agreement with the Company. Some annuity payment options may not be available for all policies, all ages or we may limit certain annuity payment options to ensure they comply with the applicable tax law provisions.

NOTE CAREFULLY
IF:
•	you choose Life Income with No Period Certain or a Joint and Survivor Annuity with No Period Certain; and
•	the annuitant dies (or both joint annuitants die) before the due date of the second (third, fourth, etc.) annuity payment;
THEN:
•	we may make only one (two, three, etc.) annuity payments.
IF:
•	you choose Income for a Specified Period, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Policy Proceeds, or Income of a Specified Amount; and
•	the person receiving annuity payments dies prior to the end of the guaranteed period;
THEN:
•	the remaining guaranteed annuity payments will be continued to a new payee, or their present value may be paid in a single sum.
We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the payee's address of record. The person receiving annuity payments is responsible for keeping us informed of his/her current address.
You must annuitize your policy no later than the maximum annuity commencement date specified in your policy (earlier for certain distribution channels) or a later date if agreed to by us. If you do not elect an annuity payment option, the default option will be variable payments under Life with 10 Years Certain. If any portion of the default annuitization is a variable payout option, then annuity units will be purchased proportionally based off your available current investment allocations. Please note, all benefits (including guaranteed minimum death benefits and living benefits) terminate upon annuitization. The only benefits that remain include the guarantees provided under the terms of the annuity option.
DEATH BENEFIT
We will pay a death benefit to your beneficiary, under certain circumstances, if the annuitant dies during the accumulation phase. If there is a surviving owner(s) when the annuitant dies, the surviving owner(s) will receive the death benefit instead of the listed beneficiary. The person receiving the death benefit may choose an annuity payment option (if you pick a variable annuity payment option fees and expenses will apply), or may choose to receive the death benefit as a lump sum withdrawal. The guarantees of these death benefits are based on our claims-paying ability. No death benefit will be payable upon or after the annuity commencement date. Please note that there is a mandatory annuity commencement date.
We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant's death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property.
Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.
The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once we receive due proof of death, investments in the separate account may be reallocated in accordance with the beneficiary's instructions.
We may permit the beneficiary to give a “one-time” written instruction to reallocate the policy value in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant's death.

When We Pay A Death Benefit
We will pay a death benefit IF:
•	you are both the annuitant and sole owner of the policy; and
•	you die before the annuity commencement date.
We will pay a death benefit to you (owner) IF:
•	you are not the annuitant; and
•	the annuitant dies before the annuity commencement date.
If the sole beneficiary receiving the death benefit is the surviving spouse of the owner, then he or she may elect, if eligible, to continue the policy as the new annuitant and owner, instead of receiving the death benefit. See DEATH BENEFIT - Spousal Continuation. All surrender charges will be waived.
When We Do Not Pay A Death Benefit
We will not pay a death benefit IF:
•	you are not the annuitant; and
•	you die prior to the annuity commencement date.
Please note the new owner (unless it is the deceased owner's spouse) must generally surrender the policy within five years of your death.
Distribution requirements apply to the policy value upon the death of any owner. Generally, upon the owner's death (who is not the annuitant) the entire interest must be distributed within five years. See TAX INFORMATION for a more detailed discussion of the distribution requirements under the Code.
Deaths After the Annuity Commencement Date
The amount payable, if any, on or after the annuity commencement date depends on the annuity income option.
IF:
•	you are not the annuitant; and
•	you die on or after the annuity commencement date; and
•	the guaranteed amount in the policy has not been paid;
THEN:
•	the remaining portion of the guaranteed amount in the policy will continue to be distributed at least as rapidly as under the method of distribution being used as of the date of your death.
IF:
•	you are the owner and annuitant; and
•	you die after the annuity commencement date; and
•	the annuity payment option you selected did not have or no longer has a guaranteed period;
THEN:
•	no additional payments will be made.
Succession of Ownership
If an owner (who is not the annuitant) dies during the accumulation phase, the person or entity first listed below who is alive or in existence on the date of that death will become the new owner:
•	any surviving owner;
•	primary beneficiary;
•	contingent beneficiary; or
•	owner's estate.
Spousal Continuation
If the sole primary beneficiary is the spouse, upon the owner's or the annuitant's death, the beneficiary may elect to continue the policy in his or her own name. Upon the annuitant's death if such election is made, the policy value will be adjusted upward (but not downward) to an amount equal to the death benefit amount determined upon such election and receipt of due proof of death of the annuitant. Any excess of the death benefit amount over the policy value will be allocated to each applicable investment option in the ratio that the policy value in the investment option bears to the total policy value. The terms and conditions of the policy that applied prior to the annuitant's death will continue to apply, with certain exceptions described in the policy. For purposes of the death benefit on the continued policy, the death benefit is calculated in the same manner as it was prior to continuation on the date the spouse continues the policy. See TAX INFORMATION - Same Sex Relationships for more information concerning spousal continuation involving same sex spouses.
For these purposes, if the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant's social security number at the time of claim, she or he shall be treated as the owner/annuitant's spouse. In those circumstances, the owner/annuitant's spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.
For these purposes, if the owner is an individual retirement account within the meaning of IRC sections 408 or 408A and if the annuitant's spouse is the sole primary beneficiary of the annuitant's interest in such account, the annuitant's spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.
Amount of Death Benefit
The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law. The amount of the death benefit depends on the guaranteed minimum death benefit option, if any, you choose when you buy the policy. The “base policy” death benefit will generally be the greater of:
•	the policy value on the date we receive the required information in good order at our Administrative Office;
•	minimum required cash value on the date we receive the required information in good order at our Administrative Office; and
•	the guaranteed minimum death benefit, if any, (discussed below), plus premium payments, less gross withdrawals, from the date of death to the date the death benefit is paid. Please see “Appendix - Death Benefit” for illustrative examples regarding death benefit calculations.
Please note: The death benefit terminates upon annuitization and there is a maximum annuity commencement date.
Guaranteed Minimum Death Benefit
The guaranteed minimum death benefit terminates upon annuitization and there is a mandatory annuity commencement date. On the policy application, you may generally choose a guaranteed minimum death benefit listed below (age limitations may apply) for an additional fee. After the policy is issued, you cannot make an election and the death benefit cannot be changed.
Annual Step-Up Death Benefit
Under this option, on each policy anniversary prior to your 81st birthday, a new “stepped-up” death benefit is determined and becomes the guaranteed minimum death benefit for that policy year. This “step-up” death benefit is equal to:
•	the largest policy value on the policy date or on any policy anniversary prior to the earlier of the annuitant's date of death or the annuitant's 81st birthday; plus
•	any premium payments since the date of any policy anniversary with the largest policy value; minus
•	any adjusted partial withdrawals (please see “Appendix - Death Benefit”) since the date of the policy anniversary with the largest policy value.
The Annual Step-Up Death Benefit is not available if you or the annuitant is 76 or older on the policy date. There is an extra charge for this death benefit of 0.20% annually.
Return of Premium Death Benefit
The Return of Premium Death Benefit is equal to:
•	total premium payments; less
•	any adjusted partial withdrawals (please see “Appendix - Death Benefit”) as of the date of death.
This benefit is not available if you or the annuitant is 86 or older on the policy date. The Return of Premium Death Benefit will be in effect if you do not choose another death benefit option when you purchase your policy.
Please note: You will not receive an optional guaranteed minimum death benefit if you do not choose one when you purchase your policy.
The Guaranteed Minimum Death Benefit may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering a guaranteed minimum death benefit at any time for new sales.

Adjusted Partial Withdrawal
When you request a partial withdrawal, your guaranteed minimum death benefit will be reduced by an amount called the adjusted partial withdrawal. Under certain circumstances, the adjusted partial withdrawal may be more than the dollar amount of your withdrawal request. This will generally be the case if the guaranteed minimum death benefit exceeds the policy value at the time of withdrawal. It is also possible that if a death benefit is paid after you have made a partial withdrawal, then the total amount paid could be less than the total premium payments.
The formula used to calculate the adjusted partial withdrawal amount is: adjusted partial withdrawal = (amount of the gross partial withdrawal * value of the current death proceeds immediately prior to the gross partial withdrawal) / policy value immediately prior to the gross withdrawal.
We have included a detailed explanation of this adjustment with examples in the “Appendix - Death Benefit.” This is referred to as “adjusted partial withdrawal” in your policy. If you have a qualified policy, minimum required distributions rules may require you to request a partial withdrawal.
TAX INFORMATION
NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.
Introduction
Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the policy value over the investment in the policy during each taxable year.
There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.
If you purchase the policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan's provisions and a policy's provisions, the plan's provisions will control.
If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.
You will generally not be taxed on increases in the value of your policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates; no amounts received from the policy are taxable at the lower rates applicable to capital gains.
The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.
The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.
Taxation of Us
We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.
Tax Status of a Nonqualified Policy
Diversification Requirements. In order for a nonqualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The owners bear the risk that the entire contract could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”
Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.
Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.
We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.
Distribution Requirements . The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner's death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner's date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner's death the owner's surviving spouse is the sole beneficiary of the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.
In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.
The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of a Nonqualified Policy
The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.
In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.
Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor's social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.
Different Individual Owner and Annuitant
If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.
Annuity Starting Date
This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.
It is possible that at certain advanced ages a policy might no longer be treated as an annuity contract if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.
Taxation of Annuity Payments
Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.
In general, the excludable portion of each annuity payment you receive will be determined as follows:
•	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
•	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.
The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.
If you select more than one annuity payment option, special rules govern the allocation of the policy's entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.
Taxation of Surrenders and Partial Withdrawals - Nonqualified Policies
When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy”. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.
If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your policy value immediately before a policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.
The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59½; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer's designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.
Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.
Guaranteed Lifetime Withdrawal Benefits
For policies with a guaranteed lifetime withdrawal benefit or a guaranteed minimum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. It is possible that the withdrawal base (with respect to the guaranteed lifetime withdrawal benefits) and the guaranteed future value (with respect to the guaranteed minimum accumulation benefit) could be taken into account to determine the policy value that is used to calculate required distributions and the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a guaranteed lifetime withdrawal benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In that event, the Internal Revenue Service may determine the Income Enhancement Option is an incidental benefit with adverse consequences for qualification as an Individual Retirement Annuity, you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your policy, and the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In addition, if the Income Enhancement Benefit causes an increase in payments calculated to meet the Required Minimum Distribution requirements it may violate the rules governing such distributions with adverse tax consequences. In view of this uncertainty, you should consult a tax adviser with any questions.
Aggregation
All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner's income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

Tax-Free Exchanges of Nonqualified Policies
We may issue the nonqualified policy in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment or death benefit).
If you exchange part of an existing contract for the policy, and within 180 days of the exchange you received a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.
You should consult your tax adviser in connection with an exchange of all or part of an annuity contract for the policy, especially if you may make a withdrawal from either contract within 180 days after the exchange.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified policy could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.
Same Sex Relationships
Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.
Taxation of Death Benefit Proceeds
Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.
Transfers, Assignments or Exchanges of Policies
A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.
Charges
It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59½. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable partial withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes
Beginning in 2017, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rate is $5,490,000 indexed for inflation and 40% respectively.
The uncertainty as to how the current law might be modified in the future underscores the importance of seeking guidance from a competent adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.
Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.
Qualified Policies
The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59½ (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.
Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70½; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.
SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59½ are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee's participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.
The IRS has not reviewed this policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59½, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner's lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.
The IRS has not reviewed this policy for qualification as a ROTH IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.
Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59½. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan. Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.
Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.
Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.
Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding.” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.

Ineligible Owners-Qualified
We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.
Taxation of Surrenders and Partial Withdrawals - Qualified Policies
In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero.
In addition, a penalty tax may be assessed on amounts surrendered from the policy prior to the date you reach age 59½, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.
Qualified Plan Required Distributions
For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70½ or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70½. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.
Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.
The Code generally requires that interest in a qualified policy be non-forfeitable.
You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.
Optional Living Benefits
For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.
Withholding
The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee's spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.
Annuity Purchases by Residents of Puerto Rico
The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations
The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner's country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.
Foreign Account Tax Compliance Act (“FATCA”)
If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.
Possible Tax Law Changes
Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.
We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive.
ADDITIONAL FEATURES
Systematic Payout Option
You can select at any time (during the accumulation phase) to receive regular surrenders (i.e., partial surrenders) from your policy by using the systematic payout option. Under this option, you can receive the greater of (1) or (2), divided by the number of surrenders made per year, where: (1) up to 10% of your premium payments (reduced by prior surrenders in that policy year); and (2) is any gains in the policy. For amounts greater than 10% of your premium payments, you must receive prior Company approval. The amount of your payment is established when you select the option. The amount available is recalculated on each policy anniversary thereafter while the Systematic Payout Option is in effect.
This amount may be taken free of surrender charges.
Any systematic withdrawal in excess of the remaining rider withdrawal amount could affect your rider values (if elected). Systematic surrenders can be made monthly, quarterly, semi-annually, or annually. Each surrender must be at least $40. Monthly and quarterly surrenders must generally be made by electronic funds transfer directly to your checking or savings account.
Any systematic withdrawal in excess of your remaining surrender charge free amount may be subject to a surrender charge. If the request does not exceed the surrender charge free amount, future systematic payments will be recalculated based on the remaining free amounts.
Keep in mind that surrenders under the systematic payout option may be taxable, and if made before age 59½, may be subject to a 10% federal penalty tax. There is no charge for this benefit.

Electronic Transactions
Currently, certain transactions may be made using electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time. To access information and perform transactions electronically, we require you to create an account with a username and password, and to maintain a valid e-mail address.
We will not be liable for following instructions communicated electronically we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. We may also require written confirmation of the request. When someone contacts our Administrative Office and follows our procedures, we will assume you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of any loss, theft or unauthorized use of your password.
Electronic transactions must be received while the New York Stock Exchange is open for regular trading to get same-day pricing of the transaction. Please note that the electronic devices may not always be available. Any electronic device, whether it is yours, your service provider's, or your financial representative's can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request if the volume of transactions is unusually high, we might not have anyone available, to take your transaction. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.
We reserve the right to revoke your electronic transaction privileges at any time without revoking all owners' privileges. We may deny electronic transaction privileges to market timers or disruptive traders.
Dollar Cost Averaging Program
During the accumulation phase, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.
Dollar Cost Averaging programs that may be available under your policy:
•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.
•	Special —You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment option into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).
A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note: Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.
NOTE CAREFULLY:
New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

IF:
•	we do not receive all necessary information to begin or restart a Dollar Cost Averaging program;
THEN:
•	any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;
•	any amount in a variable source will be invested in that variable source and will remain in that variable investment option; and
•	new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.
You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.
The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options.
Asset Rebalancing
During the accumulation phase you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing and can be started and stopped at any time. However, we will not rebalance if you are in the Dollar Cost Averaging program or if any other transfer is requested. If a transfer is requested, we will honor the requested transfer and discontinue asset rebalancing. New instructions are required to start asset rebalancing. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually. Asset rebalancing can be used in conjunction with a guaranteed lifetime withdrawal benefit. Please note, any amounts rebalanced may be immediately transferred to the Portfolio Allocation Method (PAM) investment options or Open Allocation subaccounts as applicable under the Portfolio Allocation Method or Open Allocation Method (OAM). There is no charge for this benefit.
Access Rider
You may elect to purchase the optional “Access Rider” which eliminates all surrender charges during the accumulation phase. You can only elect this rider at the time you purchase your policy.
Please note that the Access Rider does not modify other provisions including the systematic payout option.
Rider Fee. A rider fee equal to an effective annual rate of 0.20% of the daily net asset value in the separate account is deducted in calculating the accumulation unit values. Please note we may credit interest in the fixed account at a lower rate if you select this rider.
Termination. The rider is irrevocable.
Please note: The rider fee is deducted in all years during the accumulation phase, even if you have not made any premium payments in the immediately preceding five years.
The Access Rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.
Guaranteed Lifetime Withdrawal Benefits
You may elect one of the following optional riders under the policy that offers guaranteed lifetime withdrawal benefits - the Living Benefits Rider, the Retirement Income Max® Rider and the Retirement Income Choice® 1.6 Rider. Important aspects of each of these riders are summarized in the Guaranteed Lifetime Withdrawal Benefit Comparison Table below and are described in more detail. You should consult with tax and financial professionals to determine which of these riders, if any, is appropriate for you.

The following benefits are no longer available, but if you have previously elected one of these riders you can still upgrade:
•	Retirement Income Choice® Rider
•	Retirement Income Choice® with Double Withdrawal Base Benefit Rider
•	Retirement Income Choice® 1.4 Rider
•	Retirement Income Choice® 1.2 Rider
See “Appendix - Rider Grid Variations” for additional information on each of the riders above.
Guaranteed Lifetime Withdrawal Benefit Comparison Table
Living Benefits Rider	Retirement Income Max® Rider	Retirement Income Choice® 1.6 Rider
Election: At Issue Post Issue	Election: At Issue Post Issue	Election: At Issue Post Issue
Cannot be elected if you have Retirement Income Max® or Retirement Income Choice® 1.6 riders.	Cannot be elected if you have Living Benefits or Retirement Income Choice® 1.6 riders.	Cannot be elected if you have Retirement Income Max® or Living Benefits riders.
Benefit:
Provides:
(1) Guaranteed Minimum Accumulation Benefit (“GMAB”)—Ten years after you elect the rider (“guaranteed future value date”), your policy value will equal your guaranteed future value (calculated as described below). After that date, the guaranteed future value equals zero.
(2) Guaranteed Minimum Withdrawal Benefit (“GMWB”)—a maximum annual withdrawal amount (calculated as described below) regardless of your policy value; we account for withdrawals you take under the rider by applying two different withdrawal guarantees, “principal back,” for withdrawals of up to 7% of your total withdrawal base, or “for life,” for withdrawals up to 5% of your total withdrawal base.	Benefit:
Provides:
(1) Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e., a series of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices that you select.
(2) Growth—On each of the first 10 rider anniversaries, we add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The growth credit is equal to the growth percentage multiplied by the withdrawal base immediately before the rider anniversary.
The Growth Percentage is disclosed in the Rate Sheet Prospectus Supplement.
(3) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.	Benefit:
Provides:
(1) Guaranteed Lifetime Withdrawal Benefit (“GLWB”)—i.e.,a level of cash withdrawals (and payments from us, if necessary) regardless of the performance of the designated investment choices that you select.
(2) Growth—On each of the first 10 rider anniversaries, we add an annual growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The growth credit is equal to the growth percentage multiplied by the withdrawal base immediately before the rider anniversary.
The Growth Percentage is disclosed in the Rate Sheet Prospectus Supplement.
(3) Automatic Step-Up—We will automatically step-up the withdrawal base on each rider anniversary. You can opt out of the automatic step-up if the automatic step-up would result in an increase in the rider fee percentage.
Investor Need Rider Addresses: • Market Participation • Protection of Assets • Retirement income for life	Investor Need Rider Addresses: • Retirement income for life • Conservative range of investment choices	Investor Need Rider Addresses: • Retirement income for life • Moderate range of investment options • Income for long term care
Upgrades:
(1) Before the annuitant's 86th birthday, you can upgrade the total withdrawal base (for GMWB) and the guaranteed future value (for GMAB) by sending us written notice.
(2) If you upgrade, the current rider terminates and a new rider is issued (which may have a higher rider fee).	Upgrades:
You may request by sending us written notice. If you elect to manually reset, the current rider terminates and a new rider is issued (which may have a higher rider fee percentage and lower growth rate percentage.) If you have elected the joint life option under the rider, you cannot elect a manual reset if the annuitant or the annuitant's spouse is 86 or older (unless state law requires a lower maximum age).
Additional Options:
Joint Life Option—You may elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant's spouse. The annuitant's spouse must be either a joint owner (along with the annuitant) or the sole primary beneficiary (without a joint owner).	Additional Options:
(1) Death Benefit Option—You may add an amount to the death benefit payable under the base policy.
(2) Joint Life Option—You may elect to postpone termination of the rider until the later of the death of the annuitant or the death of the annuitant's spouse. The annuitant's spouse must be either a joint owner (along with the annuitant) or the sole primary beneficiary (without a joint owner).
Availability: 0 - 80 (unless state law requires a lower maximum issue age	Availability: At least 55 years old and not yet age 81 (unless state law requires a lower maximum issue age)	Availability: Younger than age 86 (unless state law requires a lower maximum issue age)

Living Benefits Rider	Retirement Income Max® Rider	Retirement Income Choice® 1.6 Rider
Current Charge: 1.25% of total withdrawal base on each rider anniversary under the “principal back” withdrawal guarantee under the rider.	Current Charge: You may contact us at www.transamerica.com for the current Rate Sheet Supplement applicable for this rider.	Current Charge: You may contact us at www.transamerica.com for the current Rate Sheet Supplement applicable for this rider.
Investment Restrictions:
Portfolio Allocation Method (“PAM”)—We monitor your policy value and, as we deem necessary to support the guarantees under the rider, may transfer amounts between investment options that we designate and the variable investment choices that you select.	Investment Restrictions: Designated Investment option—You must allocate 100% of your policy value to one or more investment options that we designate.	Investment Restrictions: You must allocate 100% of your policy value to one or more investment options that we designate.
Withdrawal Option:
5% For Life - Policyholder can withdraw up to 5% of the 5% For Life total withdrawal base each year starting with the rider anniversary following the annuitant's 59th birthday until at least the later of the death of the annuitant or the time when the 5% For Life Minimum Remaining Withdrawal Amount has reached zero.	Withdrawal Percentages (Single Life):
The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement.
You may contact us at www.transamerica.com for the current Rate Sheet Supplement applicable for this rider.
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.	Withdrawal Percentages (Single Life):
The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement.
You may contact us at www.transamerica.com for the current Rate Sheet Supplement applicable for this rider.
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.
Withdrawal Option:
7% Principal Back - Policyholder can withdraw up to 7% of the 7% Principal Back total withdrawal base per year until at least the time at which the 7% Principal Back minimum remaining withdrawal amount has reached zero.	Withdrawal Percentages (Joint Life):
The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement.
You may contact us at www.transamerica.com for the current Rate Sheet Supplement applicable for this rider.
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.	Withdrawal Percentages (Joint Life):
The Withdrawal Percentage is disclosed in the Rate Sheet Prospectus Supplement.
You may contact us at www.transamerica.com for the current Rate Sheet Supplement applicable for this rider.
For riders issued prior to the date of this prospectus, please reference the “Appendix – Prior Withdrawal/Growth Percentages and Rider Fees” in the Statement of Additional Information.
Living Benefits Rider
You may elect to purchase the optional Living Benefits Rider (also known as Guaranteed Principal SolutionSM Rider) which provides you with a guaranteed minimum accumulation benefit and a guaranteed minimum withdrawal benefit. The Living Benefits Rider is only available during the accumulation phase. The Living Benefits Rider is only available for annuitant issue ages through age 0-80. The maximum issue age may be lower if required by state law. Please Note: This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a nonqualified annuity under which death benefits are being distributed under a stretch withdrawal option. If you elect the Living Benefits Rider you cannot elect the Retirement Income Max® or the Retirement Income Choice® 1.6 riders. The guaranteed lifetime withdrawal benefit is based on our claims-paying ability.
You should view the Living Benefits Rider as a way to permit you to invest in variable investment options while still having your policy value and liquidity protected to the extent provided by the Living Benefits Rider.
Please note:
•	Certain protections under the rider are available only if you hold the rider for ten years.
•	The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantees due to the decreasing life expectancy as you age. This risk may be heightened if amounts are transferred based on the Portfolio Allocation Method. See Portfolio Allocation Method below.
•	If you elect the rider, we will monitor your policy value and we may transfer amounts back and forth between specified investment options under the policy (including guaranteed period options in the fixed account) and the variable investment options you choose, according to a mathematical model that we will use to assist us in managing portfolio risk and supporting the guarantees under the rider. See Portfolio Allocation Method below.
•	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•	We have designed this rider for you to take withdrawals each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.
•	The maximum annual withdrawal amount is either “principal back, which is defined as up to 7% of your total withdrawal base each rider year until your minimum remaining withdrawal amount reaches zero, or “for life”, which is defined as up to 5% of your total withdrawal base each rider year starting with the rider anniversary immediately following the annuitant’s 59th birthday until the annuitant’s death, unless your “for life” minimum remaining withdrawal amount reaches zero due to excess withdrawals.
•	Because the guaranteed minimum withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take the maximum advantage of the tax deferral aspect of the policy.
•	The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax advisor before electing the Living Benefits Rider for a qualified policy.
Guaranteed Minimum Accumulation Benefit of Living Benefit Rider
If you elect the Living Benefits Rider, we will provide a guaranteed future value. This benefit is intended to provide a level of protection regardless of the performance of the variable investment options you select. The level of protection under the Guaranteed Minimum Accumulation Benefit is not 100% of your premium payments and is only in effect for the first ten rider years.
Guaranteed Future Value. We guarantee that, on the guaranteed future value date (ten years after you elect the rider), your policy value will at least equal your guaranteed future value. The guaranteed future value on the rider date (i.e., the date the rider is added to the policy) is the policy value. After the rider date and before the guaranteed future value date, the guaranteed future value is equal to:
•	the guaranteed future value on the rider date; plus
•	a percentage of subsequent premium payments (as described below); less
•	subsequent adjusted partial withdrawals (as described below).
After the guaranteed future value date, the guaranteed future value equals zero.
Subsequent Premium Payments. The percentage of subsequent premium payments that will be added to the guaranteed future value is as follows:
Rider Year	Percent of subsequent premium payments added to guaranteed future value
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	50%
8	50%
9	50%
10	0%
Guaranteed Future Value Adjusted Partial Withdrawals. If you take a partial withdrawal, even withdrawals under the guaranteed minimum withdrawal benefits, it will reduce your guaranteed future value. The amount of the reduction is referred to as the adjusted partial withdrawal amount, which will be equal to the greater of:
•	the guaranteed future value immediately prior to the withdrawal multiplied by the percentage reduction in the policy value resulting from the gross partial withdrawal; or
•	the gross partial withdrawal amount.
(The gross partial withdrawal amount is the amount you request, plus any surrender charge adjustment that may be applicable.)

In other words, if your policy value is greater than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value is reduced by the same amount we reduce your policy value. However, if your policy value is less than the guaranteed future value at the time you make a partial withdrawal, then your guaranteed future value will be reduced by more than the amount we reduce your policy value.
See the “Appendix - Living Benefits Rider Adjusted Partial Withdrawals” to this prospectus for examples showing the effect of hypothetical withdrawals in more detail, including withdrawals that reduce the guaranteed future value by more than the amount of the gross partial withdrawal.
Guaranteed Minimum Accumulation Benefit. On the guaranteed future value date (ten years after you elect the rider), if the policy value is less than the guaranteed future value, we will calculate an amount equal to the difference to your policy value (the policy value will then be subject to investment risk) which will be added on the next valuation date following the guaranteed future value date. This addition will not increase your “principal back” or “for life” total withdrawal bases. After the guaranteed future value date, the guaranteed minimum accumulation benefit will terminate.
Example. Assume you make a single premium payment of $100,000 and you do not make any withdrawals or additional premium payments. If, on the guaranteed future value date, your policy value has declined to $90,000 because of negative investment performance, then we will add $10,000 ($100,000–$90,000) to your policy value.
Please note: You do not have any protection under the guaranteed minimum accumulation benefit unless you hold the policy with the rider for ten years. If you think that you may terminate the policy or elect to start receiving annuity payments (or if you must begin taking required minimum distributions) before the guaranteed future value date, electing the rider may not be in your best interests.
Guaranteed Minimum Withdrawal Benefit of Living Benefit Rider
If you elect the Living Benefits Rider, we will provide a maximum annual withdrawal amount (first as withdrawals from your policy value or, if necessary, as payments from us) regardless of your policy value. This benefit is intended to provide a level of benefits regardless of the performance of the variable investment options you select.
Withdrawal Guarantees. We account for the withdrawals you take under the rider by applying two different withdrawal guarantees:
•	“principal back,” for withdrawals of up to 7% of your total withdrawal base.
•	“for life,” for withdrawals of up to 5% of your total withdrawal base.
You may elect to make a withdrawal under either “principal Back” or “for life”. However, it is not a requirement that you specify a withdrawal as being under either withdrawal guarantee. Any withdrawals that you take while the rider is in effect could have different impacts under each of the withdrawal guarantees - on your maximum annual withdrawal amount, on your total withdrawal base, and on your minimum remaining withdrawal amount. For example, withdrawals that are compliant with the “principal back” maximum withdrawal amount could result in excess withdrawals under the “for life” withdrawal guarantee and, consequently, would reduce the maximum annual withdrawal amount, the total withdrawal base, and the minimum remaining withdrawal amount under the “for life” withdrawal guarantee. (See Adjusted Partial Withdrawals below.)
Example: Assume you make a single premium payment of $100,000 and you have not made any withdrawals or additional premium payments. If you withdraw $6,000, that would be an excess withdrawal of $1,000 ($6,000 - $5,000) under the for life guarantee but not under the principal back guarantee.
Your ability to change the frequency or amount of your withdrawals ceases if your policy value reaches zero.
Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See “Appendix - Living Benefits Rider Adjusted Partial Withdrawals,” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount.
Please note:
•	Any amount withdrawn in a rider year (including any surrender charge) in excess of the maximum withdrawal amount is an excess withdrawal.
•	The amount of your excess withdrawal will impact the maximum annual withdrawal amount, total withdrawal base, and minimum remaining withdrawal amount under each guarantee on a greater than dollar-for-dollar basis. (See Maximum Annual Withdrawal Benefit, Total Withdrawal Base, and Minimum Remaining Withdrawal Amount, below.)
•	We will not refund rider charges that have been paid up to the point of terminating the policy or receiving annuity payments.
Withdrawals under the guaranteed minimum withdrawal benefit also:
•	reduce your policy value;

•	reduce the guaranteed future value;
•	reduce your death benefit and other benefits;
•	may be subject to surrender charges if the withdrawal is greater than the surrender charge free amount;
•	may be subject to income taxes and federal tax penalties (See TAX INFORMATION).
Maximum Annual Withdrawal Amount. Under this benefit:
•	Principal Back: You can withdraw up to 7% of your “principal back” total withdrawal base each rider year until your “principal back” minimum remaining withdrawal amount reaches zero.
Example. Assume you make a single premium payment of $100,000 and that you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still receive up to $7,000 (7% of $100,000) each rider year for the next fourteen years and $2,000 in the year immediately thereafter so you would get back your full $100,000 (assuming that you do not withdraw more than $7,000 in any one rider year).
OR
•	For Life: You can withdraw up to 5% of what we call your “for life” total withdrawal base each rider year starting with the rider anniversary immediately following the annuitant's 59th birthday and lasting until the annuitant's death, unless your “for life” minimum remaining withdrawal amount reaches zero because of “excess withdrawals” (see Adjusted Partial Withdrawals, below). A penalty tax may be assessed on amounts surrendered from the policy before the taxpayer reaches age 59½.
Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 55 years old. Assume you do not make any withdrawals or additional premium payments. Assume that after five years, your policy value has declined to $70,000 solely because of negative investment performance. You could still receive up to $5,000 (5% of $100,000) each rider year for the rest of your life (assuming that you do not withdraw more than $5,000 in any one rider year).
You can receive up to the maximum annual withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary, as payments from us) under this rider regardless of your policy value; however, once your policy value reaches zero you cannot make premium payments, and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. In order to continue withdrawals under this rider after your policy value reaches zero, you must select an amount (which cannot exceed the maximum annual withdrawal amount at that time) and frequency (annually, semi-annually, quarterly or monthly) of future withdrawals. Once selected, the amount and frequency of future withdrawals cannot be changed.
Please note:
•	Withdrawals under the 5% “for life” guarantee cannot begin until after the rider anniversary following the annuitant's 59th birthday.
•	Any withdrawal before the rider anniversary following the annuitant's 59th birthday will reduce the benefits under the 5% “for life” guarantee.
•	The maximum annual withdrawal amounts described above (the 7% “principal back” and 5% “for life”) are based on rider years, not calendar or policy years (if different from rider years).
•	You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the maximum annual withdrawal amount during a rider year, you cannot take more than the maximum annual withdrawal amount in the next rider year and maintain the rider's guarantees.
•	Excess withdrawals may cause you to lose the benefit of the rider.
•	If you have a qualified policy, minimum required distribution rules may force you to take excess withdrawals to avoid the imposition of a 50% penalty. Further, some qualified policies have withdrawal restrictions that may (with limited exceptions) prevent you from taking withdrawals before age 59½. You should consult a tax advisor before purchasing this rider with a qualified policy.
Total Withdrawal Base. We use the total withdrawal base to calculate the maximum annual withdrawal amount. The total withdrawal base on the rider date is the policy value. After the rider date, the total withdrawal base is equal to:
•	the total withdrawal base on the rider date; plus
•	subsequent premium payments; less
•	subsequent adjusted partial withdrawals (as described below).
We will calculate separate total withdrawal bases for the “principal back” and “for life” guarantees.

Please note: We determine the total withdrawal base solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.
Minimum Remaining Withdrawal Amount. The minimum remaining withdrawal amount represents the total amount of guaranteed withdrawals still available under the rider. The minimum remaining withdrawal amount on the rider date is the policy value. After the rider date, the minimum remaining withdrawal amount is equal to:
•	the minimum remaining withdrawal amount on the rider date; plus
•	subsequent premium payments; less
•	subsequent adjusted partial withdrawals (as described below).
We will calculate separate minimum remaining withdrawal amounts for the “principal back” and “for life” guarantees. It is important to calculate separate minimum remaining withdrawal amounts because they can provide different payment amounts not only upon reaching exhaustion but also in certain situations involving continuation after the annuitant's death.
Adjusted Partial Withdrawals. Each rider year, for each withdrawal guarantee (i.e., “principal back” and “for life”), gross partial withdrawals (the amount that you request be withdrawn, plus any surrender charge that may be applicable) up to the maximum annual withdrawal amount for that withdrawal guarantee, will reduce the minimum remaining withdrawal amount for that withdrawal guarantee on a dollar-for-dollar basis, but will not reduce the total withdrawal base for that withdrawal guarantee. For each withdrawal guarantee, gross partial withdrawals in excess of the maximum annual withdrawal amount for that withdrawal guarantee will reduce the total withdrawal base and minimum remaining withdrawal amount for that withdrawal guarantee by the greater of the dollar amount of the excess withdrawal or a pro rata amount (possibly to zero). See “Appendix - Living Benefits Rider Adjusted Partial Withdrawals,” which provides examples showing the effect of a withdrawal. Excess withdrawals may cause you to lose the withdrawal guarantees under this rider.
Please note: Gross partial withdrawals that are compliant with the “principal back” withdrawal guarantee (i.e., withdrawals of the “principal back” maximum annual withdrawal amount) and any partial withdrawal before the rider anniversary following the annuitant’s 59th birthday, will result in an excess partial withdrawal under the “for life” guarantee, and will reduce the “for life” maximum annual withdrawal amount, the “for life” total withdrawal base, and the “for life” minimum remaining withdrawal amount. Such reduction may be on a greater than dollar-for-dollar basis if the policy value is less than the applicable base.
Rider Fee. A rider fee, 1.25% of the “principal back” total withdrawal base on each rider anniversary, is charged annually before annuitization. We will also deduct the rider fee upon full surrender of the policy or other termination of the rider. The rider fee is deducted from each investment option in proportion to the amount of policy value in each investment option. Generally, the rider fee is deducted regardless of your values (i.e., even if your policy value exceeds your total withdrawal base).
We will continue to calculate the rider fee using the “principal back” total withdrawal base even after the “principal back” minimum remaining withdrawal amount reaches zero. The “principal back” total withdrawal base is always greater than or equal to the “for life” total withdrawal base.
Please note: Because the rider fee is a percentage of your “principal back” total withdrawal base on each rider anniversary, the fee can be substantially more than 1.25% of your policy value if that total withdrawal base is higher than your policy value.
Portfolio Allocation Method
If you elect the Living Benefits Rider, the Portfolio Allocation Method (“PAM”) will automatically be in effect. PAM is designed to help manage portfolio risk and support the guarantees under the Living Benefits Rider. Using PAM, we will monitor your policy value and amounts will be transferred back and forth between the PAM TA Aegon U.S. Government Securities - Service Class subaccount (which invests in the Transamerica Aegon U.S. Government Securities VP - Service Class portfolio of the Transamerica Series Trust) or certain guaranteed period options of the fixed account (each a “PAM investment option” and collectively, the “PAM investment options”) and the variable investment options you choose to the extent the disclosed formula mandates. You should read the underlying fund prospectus for the variable PAM investment option(s) carefully before you elect the Living Benefits Rider. We will transfer amounts from your variable investment options to the PAM investment options to the extent the disclosed formula mandates to support the guarantees under the rider. We will transfer amounts to the PAM investment options proportionally from all your variable investment options. Currently, PAM transfers are being made to the PAM TA Aegon U.S. Government Securities - Service Class subaccount. We will not transfer amounts to the PAM investment options if your policy value is greater than guarantees under the rider.
PAM is designed to help reduce portfolio risk associated with negative performance. Using PAM, we will transfer amounts from your variable investment options to the PAM investment options to the extent the disclosed formula mandates to help manage portfolio risk and support the guarantees under the Living Benefits Rider. You should not view the Living Benefits Rider nor PAM as a “market timing” or other type of investment program designed to enhance your policy value. If you choose this rider, it may result in a lower policy value in certain situations. If policy value is transferred from your chosen variable investment options to the PAM investment options, less of your policy value may be available to participate in any future positive investment performance of your variable investment options. This may potentially provide a lower policy value than if you did not select the Living Benefits Rider.
Under PAM, the mathematical model compares a number of interrelated factors including your policy value and the guarantees under the rider to be provided in the future. The mathematical model also uses assumptions for interest rates, the duration of the policy and stock market volatility. The following table sets forth the most influential of these factors and indicates how each one (assuming all other factors remain constant) could trigger a transfer into or out of the PAM subaccounts.
Factor	Direction of Transfer
Policy Value Increases	Transfer to the investment options
Policy Value Decreases	Transfer to the PAM subaccounts
Interest Rates Increase	Transfer to the investment options
Volatility Increases	Transfer to the PAM subaccounts
The amount of the transfer will vary depending on the magnitude and direction of the change in these factors. We may transfer some or all of your policy value to or from the PAM investment options.
Transactions you make also affect the number of PAM transfers including:
•	additional premium payments; and
•	excess withdrawals.
These transactions will change the policy value relative to the guarantees under the rider and may result in additional PAM transfers.
You may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment options. PAM transfers are not subject to any transfer fee and do not count against the number of any free transfers we allow. Transfers out of a fixed account PAM investment option is at our discretion . Any transfer we make out of PAM investment options to your variable investment options will be allocated into your variable investment options in proportion to the amount of policy value in each variable investment option. Please note that if your policy value is 100% allocated to the fixed account, we will be unable to transfer any of your policy value out of PAM investment options. If a merger of an underlying investment option occurs, the policy value allocated to the existing subaccount will be merged into the surviving underlying investment option.
Generally, transfers to the PAM investment options first occur when the policy value drops by a cumulative amount of 3% to 5% over any period of time, although we may make transfers to the PAM investment options when the policy value drops by a cumulative amount of less than 3% in relation to the guarantees. If the policy value continues to fall, more transfers to the PAM investment options will occur. When a transfer occurs, the transferred policy value is allocated to the PAM investment option(s) we deem appropriate. The policy value allocated to the PAM investment options will remain there unless the performance of your chosen investment options recovers sufficiently to enable us to transfer amounts back to your investment options while maintaining the guarantees under the Living Benefits Rider. This generally occurs when the policy value increases by 5% to 10% in relation to the guarantees, although we may require a larger increase before transferring amounts back to your investment options.
The Daily Rebalancing Formula Under the Mathematical Model: As noted above, to limit our exposure under the rider, we transfer policy value from your investment options to the PAM subaccounts, to the extent called for by a mathematical model that will not change once you purchase the policy. We do this in order to minimize the need to provide payments (for example, when your policy value goes to zero by other than an excess withdrawal), or to extend the time before any payment is required. When payments become more likely (because your policy value is approaching zero), the mathematical model will tend to allocate more policy value to the PAM subaccounts. If, on the other hand, the policy value is much higher than the guarantees under the rider, then payments may not be necessary, and therefore, the mathematical model will tend to allocate more policy value to the investment options.
Each business day the mathematical model computes a “target allocation,” which is the portion of the policy value that is to be allocated to the investment options.
The target allocation depends on several factors, including the policy value as compared to the guarantees under the rider, the time until payments are likely required, and interest rates. However, as time passes, these factors change. Therefore, the target allocation changes from one business day to the next.
See “Appendix - PAM Method Transfers” for more detail regarding the workings of the mathematical model.

Upgrades
Prior to the annuitant's 86th birthday and after the third rider anniversary, you can upgrade the rider by providing us the required notice. If you upgrade your rider, the current rider will terminate and a new rider will be issued. The new rider’s total withdrawal base, guaranteed future value and minimum remaining withdrawal amount will equal the policy value on the date of the upgrade. At that time, the maximum annual withdrawal amount will be recalculated using the new total withdrawal base.
If an upgrade is elected, your current rider will terminate and a new rider will be issued with a new rider date, guaranteed future value date, and its own rider fee percentage (which may be higher than your current rider fee percentage). The “principal back” and “for life” withdrawal percentages will not change. The new rider date will be the date the Company receives all necessary information.
Annuitization
If you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments equal to your 5% “for life” maximum annual withdrawal amount.
Termination
The Living Benefits Rider will terminate upon the earliest of the following:
•	the date we receive written notice from you in good order requesting termination of the Living Benefits Rider (you may not terminate the rider before the third rider anniversary);
•	annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your 5% “for life” maximum annual withdrawal amount);
•	the date the policy to which this rider is attached is assigned or the owner is changed without our approval;
•	the date an excess withdrawal reduces your policy value to zero; or
•	termination of your policy.
Please note: This feature terminates upon annuitization and there is a maximum annuity commencement date.
The Living Benefits Rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.
Retirement Income Max® Rider
If you elect the Retirement Income Max® Rider identified below, which provides certain guaranteed benefits, the Company requires your policy value to be allocated into designated investment options. One or more of the designated investment options may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefit. The Company's requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in funds with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the Retirement Income Max® Rider. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the Retirement Income Max® Rider that do not invest in funds that utilize volatility control strategies.

You may elect to purchase the optional Retirement Income Max® rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value in certain designated investment options which are designed to help manage our risk and support the guarantees under the rider. If you elect the Retirement Income Max® rider you cannot elect the Living Benefits Rider or Retirement Income Choice® 1.6 riders. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax adviser before electing the Retirement Income Max® rider for a qualified policy. Please Note: This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a nonqualified annuity under which death benefits are being distributed under a stretch withdrawal option. The guaranteed lifetime withdrawal benefit is based on our claims-paying ability.
Retirement Income Max® – Base Benefit
Under this benefit, you can receive up to the rider withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary because your policy value goes to zero by other than an excess withdrawal, as payments from us for life), starting with the rider year immediately following the annuitant’s (or the annuitant's spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s (or surviving spouse's if the joint life option is elected) death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date. The withdrawal percentage and growth percentage that are used to determine your rider withdrawal amount will be disclosed in a Rate Sheet Prospectus Supplement which may be amended from time to time by us.
Of course, you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion.
See the “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail.
Please note:
•	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.
•	We have designed this rider to allow for withdrawals from your policy value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantee provided by the rider.
•	The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be, the higher the withdrawal base due to growth may be, and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.
•	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.
•	All policy value must be allocated to a limited number of specified investment options. You should consult with your registered representative to assist you in determining whether these certain investment options are suited for your financial needs and risk tolerance.
•	Any amount of withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.
•	An excess withdrawal may impact the withdrawal base on a greater than dollar-for-dollar basis and may cause you to lose the benefit of this rider.
•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected and the surviving spouse was eligible to and elected to continue the policy), the Retirement Income Max® rider terminates and all benefits thereunder cease.
Like all withdrawals, withdrawals while this rider is in effect also:
•	reduce your policy value;
•	reduce your base policy death benefit and other benefits;
•	may be subject to surrender charges if the withdrawal is greater than the surrender charge free amount;
•	may be subject to income taxes and federal tax penalties; and
•	may be limited or restricted under certain qualified policies.

Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount in any rider year (after age 59) from your policy value without causing an excess withdrawal. See Withdrawal Base Adjustments below.
The rider withdrawal amount is zero if the annuitant (or the annuitant's spouse if younger and the joint life option is elected) is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s (or the annuitant's spouse's if younger and the joint life option is elected) 59th birthday. If the annuitant (or the annuitant's spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see applicable Rate Sheet Prospectus Supplement or the Appendix in the Statement of Additional Information, depending on when you purchased your rider).
For qualified policies: If the plan participant (generally the annuitant) is at least 70½ years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:
•	the rider withdrawal amount described above; or
•	an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years).
Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.
If your policy value reaches zero:
•	due to a non-excess withdrawal, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reaches zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining minimum required distribution amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees.
•	due to an excess withdrawal, then this rider terminates (as does the policy).
Please note:
•	If the rider is added prior to the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday, however, you will still be charged a rider fee prior to this time.
•	The rider year begins on the rider date and thereafter on each rider anniversary. Withdrawals requested for the upcoming rider year must be taken the day after each rider anniversary or later within the rider year. Any withdrawal taken on the rider anniversary date will count towards the previous rider year withdrawals.
•	You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider's guarantees.
•	Excess withdrawals may cause you to lose the benefit of the rider.
•	All policy value must be allocated to a limited number of specified investment options. (See - Designated Investment Options below.)
Rate Sheet Prospectus Supplement
The withdrawal, growth and fee percentages are disclosed in Rate Sheet Prospectus Supplements. We periodically issue new Rate Sheet Prospectus Supplements that may reflect different withdrawal, growth and fee percentages than the previous Rate Sheet Prospectus Supplements. All Rate Sheet Prospectus Supplements are also available on the Edgar system at (File 333-187920). In order to receive the applicable withdrawal, growth and fee percentages: (1) your application must be signed and received within the stated time period set forth in the applicable Rate Sheet Prospectus Supplement and (2) your application must be received and your policy must be funded within the stated time periods set forth in the applicable Rate Sheet Prospectus Supplement. Withdrawal percentages reflected in a Rate Sheet Prospectus Supplement with an effective period that does not include the date you signed your application will not apply to your policy. You should not purchase this rider without first obtaining the applicable Rate Sheet Prospectus Supplement. You can contact us at to receive a Rate Sheet Prospectus Supplement applicable to you.

Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant's spouse's age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant's spouse's if younger and the joint life option is elected) 59th birthday.
Please note, once established, the withdrawal percentage will not change except in certain instances involving automatic step-ups. Withdrawal percentages will change when an automatic step-up occurs and you had crossed into another age band prior to the automatic step-up, see Automatic Step-Up section in the prospectus.
Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value . During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.
Please note:
•	We determine the withdrawal base solely to calculate the rider withdrawal amount and rider fee.
•	Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.
•	Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.
On each rider anniversary, the withdrawal base will equal the greatest of:
•	the current withdrawal base;
•	the withdrawal base immediately before the rider anniversary, increased by the growth credit, if any (see Growth below);
•	the policy value on any monthiversarySM (the same day of the month as the rider date, or the next business day if our Administrative Office or the New York Stock Exchange are closed) within the current rider year, including the current rider anniversary (see Automatic Step-Up below).
See “Appendix - Hypothetical Example of the Withdrawal Base Calculation - Retirement Income Max® Rider” which illustrates the hypothetical example of the withdrawal base calculation.
Growth. On each of the first ten rider anniversaries, we will add a growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The annual growth credit is equal to the growth percentage multiplied by the withdrawal base immediately before the rider anniversary.
Please note: Because a withdrawal will eliminate the potential application of the growth credit for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.
Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no excess withdrawal occurred, or (2) the policy value on the rider anniversary. If neither value is greater than the current withdrawal base, or the withdrawal base is increased by any growth percentage, no automatic step-up will occur. The withdrawal percentage (as indicated in the Rate Sheet Prospectus Supplement) will also increase if you have crossed into another age band prior to the automatic step-up. Please note, the increase is part of the automatic step-up and if no automatic step-up occurs then there will be no withdrawal percentage increase.
On each rider anniversary the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed 0.75% from the current rider fee percentage in effect when you purchased the rider.
Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. You are not subject to fee increases for any Automatic Step-Up that you have opted out of. Opting out of one step-up does not operate as an opt-out of any future step-ups.
Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Any amount of gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. If an excess withdrawal reduces the policy value to zero, this rider will terminate. Withdrawal base adjustments occur immediately following excess withdrawals. See “Appendix - Hypothetical Adjusted

Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is amplified if the policy value is less than the withdrawal base.
Please Note: You retain all responsibility for monitoring excess withdrawals. If you take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.
Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 66 years old. Further assume that you do not make any withdrawals or additional premium payments, no automatic step-ups occurred, but that after five years your policy value has declined to $90,000 solely because of negative investment performance. With an assumed annual growth rate percentage of 5.0%, after 5 years the withdrawal base is equal to $127,628 ($100,000 x 1.055). You could receive up to $6,381 which is the assumed withdrawal percentage of 5.0% for the single life option multiplied by the withdrawal base of $127,628, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 71, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)
Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future rider withdrawal amount to $6,105.
See the “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail.
Designated Investment Options. If you elect this rider, you must designate 100% of your policy value into one or more of the designated investment options approved for the Retirement Income Max® Rider. See “Appendix - Designated Investment Options” for a complete listing of available subaccounts. Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
Transfers between the designated investment options are allowed as permitted under the policy; however, you cannot transfer any amount (or allocate premium payments) to any non-designated investment option. Within 30 days following the fifth rider anniversary (and each successive fifth rider anniversary), you can terminate this rider. Starting the next business day after you terminate your rider, you may transfer (or allocate premium payments) to a non-designated investment option. Terminating the rider will result in losing all your benefits under the rider.
Please note:
•	The earliest you can transfer (or allocate premium payments) to a non-designated investment option is the first business day after the fifth rider anniversary. You will be required to terminate the rider first (and lose its benefits).
•	We can eliminate a designated investment option at any time. If this occurs, then an owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.
Retirement Income Max® – Joint Life Option
If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse is eligible to and elects to continue the policy, see TAX INFORMATION – Tax Status of a Nonqualified Policy – Distribution Requirements). If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower.
Please note:
•	The annuitant's spouse (or in certain instances a non-natural entity acting for the benefit of annuitant's spouse) must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option. (Please see Spousal Continuation section for more detail regarding annuitant's spouse).
•	A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant's death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.
•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.
•	The withdrawal percentage for each “age at the time of the first withdrawal” is lower if you elect this option.

Retirement Income Max® Rider Fees
Retirement Income Max® Rider Fee. The rider fee is calculated on the rider date and at the beginning of each rider quarter. The rider fee will be adjusted for any premium additions and excess withdrawals. It will be deducted automatically from your policy value at the end of each rider quarter. Your rider fee may increase (or decrease) at the time of any automatic step-up. See Automatic Step-Up section. Your current rider fee will not exceed 0.75% from the current rider fee percentage in effect when you purchased the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are also available on the Edgar system at (File 333-187920).
On an annual basis, in general terms, the rider fee is the rider fee percentage times the withdrawal base. Specifically, the quarterly fee is calculated by multiplying (A) by (B) multiplied by (C), where:
(A)	is the withdrawal base;
(B)	is the rider fee percentage; and
(C)	is the number of (remaining) days in the rider quarter divided by the total number of days in the applicable rider year.
The following example uses these assumed values: Initial Premium = $100,000; Withdrawal Base = $100,000; Rider Fee percentage = 1.25%; and 91 total days in the rider quarter.
Example 1: Calculation at rider issue for first quarter rider fee. The rider fee is:
= 100,000*0.0125*(91/365)
= 1,250*(91/365)
= $311.64
We will assess a prorated rider fee upon full surrender of the policy or other termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.
On each rider anniversary the rider fee percentage may increase (or decrease) at the time of an automatic step-up. The rider fee percentage will not exceed 0.75% from the current rider fee percentage in effect when you purchased the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement which may be amended from time to time by us. Please contact your financial intermediary or call our Administrative Office to determine whether the Rate Sheet Prospectus Supplement has been amended. Each time an automatic step-up results in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.
Please note regarding the rider fee:
•	Because the rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.
•	Because the rider fee is a percentage of the withdrawal base, the amount of the rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).
Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.
The following example uses these assumed values: All initial values as in Example 1; Subsequent Premium = $10,000; and 30 remaining days in the rider quarter.
Example 2: Calculation for first quarter rider fee adjustment for a subsequent premium. The fee adjustment is:
= 10,000*0.0125*(30/365)
= 125*(30/365)
= $10.27
Total fee assessed at the end of the first rider quarter (assuming no further rider fee adjustments):
= 311.64 + 10.27
= $321.91
We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider.

Retirement Income Max® Rider Issue Requirements
We will not issue the Retirement Income Max® rider unless:
•	the annuitant is at least age 56 and not yet age 86 for Single Life and at least age 65 but not yet age 86 for Joint Life (lower if required by state law);
•	the annuitant is also an owner (except in the case of non-natural owners);
•	there are no more than two owners; and
•	if the joint life option is elected, the annuitant’s spouse is also not yet 86 (lower if required by state law) and (1) is a joint owner along with the annuitant or (2) is the sole primary beneficiary (and there is no joint owner).
The use of joint life option may not be permitted in the case of certain non-natural owners.
Termination
The Retirement Income Max® rider will terminate upon the earliest of the following:
•	the date we receive written notice from you requesting termination of the rider if such notice is received before midnight of the 30th calendar day after you receive the rider;
•	the date we receive written notice from you requesting termination of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;
•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
•	annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);
•	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;
•	the date an excess withdrawal reduces your policy value to zero; or
•	termination of your policy.
Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount. Please contact us for more information concerning your options.
The Retirement Income Max® rider and additional options may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options for electing a benefit, please contact your financial intermediary or our Administrative Office.

Retirement Income Choice® 1.6 Rider
If you elect the Retirement Income Choice® 1.6 Rider identified below, which provides certain guaranteed benefits, the Company requires your policy value to be allocated into designated investment options. One or more of the designated investment options may include a volatility control strategy. Volatility control strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your policy value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Volatility control strategies are intended to help limit overall volatility and reduce the effects of significant market downturns during periods of high market volatility, providing policy owners with the opportunity for smoother performance and better risk adjusted returns. Volatility control (and similar terms) can encompass a variety of investment strategies of different types and degrees; therefore, you should read the applicable annuity and underlying fund portfolio prospectuses carefully to understand how these investment strategies may affect your policy value and rider benefit. The Company's requirement to invest in accordance with designated investment options, which may include volatility control, may reduce our costs and risks associated with this rider. You pay an additional fee for the rider benefits which, in part, pay for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, volatility control strategies might not provide meaningful additional benefit to you. You should carefully evaluate with your financial advisor whether to invest in funds with volatility control strategies, taking into consideration the potential positive or negative impact that such strategy may have on your investment objectives, your policy value and the benefits under the Retirement Income Choice® 1.6 Rider. If you determine that funds with volatility control strategies are not consistent with your investment objectives, there continues to be other designated investment options available under the Retirement Income Choice® 1.6 Rider that do not invest in funds that utilize volatility control strategies.
You may elect to purchase the optional Retirement Income Choice® 1.6 Rider which, provides you with: (1) a guaranteed lifetime withdrawal benefit; and (2) an opportunity for increases in the rider withdrawal amount. This rider is available during the accumulation phase, and requires that you allocate 100% of your policy value in certain designated investment options which are designed to help manage our risk and support the guarantees under the rider. If you elect the Retirement Income Choice® 1.6 rider you cannot elect the Living Benefits Rider or the Retirement Income Max® riders. The tax rules for qualified policies may limit the value of this rider. Please consult a qualified tax adviser before electing the Retirement Income Choice® 1.6 rider for a qualified policy. Please Note: This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a nonqualified annuity under which death benefits are being distributed under a stretch withdrawal option. The guaranteed lifetime withdrawal benefit is based on our claims-paying ability.
Retirement Income Choice® 1.6 – Base Benefit
Under this benefit, you can receive up to the rider withdrawal amount each rider year (first as withdrawals from your policy value and, if necessary because your policy value goes to zero by other than an excess withdrawal, as payments from us), starting with the rider year immediately following the annuitant’s (or the annuitant's spouse if younger and the joint life option is elected) 59th birthday and lasting until the annuitant’s (or the annuitant's spouse if younger and the joint life option is elected) death (unless your withdrawal base is reduced to zero because of an “excess withdrawal”; see Withdrawal Base Adjustments and Rider Death Benefit Adjustments, below). A rider year begins on the rider date (the date the rider becomes effective) and thereafter on each anniversary of that date. The withdrawal percentage and growth percentage that are used to determine your rider withdrawal amount will be disclosed in a Rate Sheet Prospectus Supplement attached to your prospectus.
Of course you can always withdraw an amount up to your cash value pursuant to your rights under the policy at your discretion. See “Appendix – Hypothetical Adjusted Partial Withdrawals – Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail.
Please note:
•	You will begin paying the rider charge as of the date the rider takes effect, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.
•	We have designed this rider to allow for withdrawals from your policy value each rider year that are less than or equal to the rider withdrawal amount. You should not purchase this rider if you plan to take withdrawals in excess of the rider withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the value of the guarantees provided by the rider.
•	The longer you wait to start making withdrawals under the benefit, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be, the higher the withdrawal base due to growth may be, and the more opportunities you will have to lock in a higher withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.
•	Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the rider withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the policy.
•	All policy value must be allocated to a limited number of specified investment options. You should consult with your registered representative to assist you in determining whether these investment options are suited for your financial needs and risk tolerance.
•	Any amount of withdrawals in any rider year that are in excess of the rider withdrawal amount are excess withdrawals.
•	An excess withdrawal may impact the withdrawal base, and rider death benefit (if applicable) on a greater than dollar-for-dollar basis and may eliminate the benefit.
•	Any withdrawal will reduce your rider death benefit (if applicable).
•	Upon the death of the annuitant (or the death of the surviving spouse if the joint option is elected and the surviving spouse was eligible to and elected to continue the policy), the Retirement Income Choice® 1.6 rider terminates and all benefits thereunder cease.
Like all withdrawals, withdrawals while this rider is in effect also:
•	reduce your policy value;
•	reduce your base policy death benefit and other benefits;
•	may be subject to surrender charges if the withdrawal is greater than the surrender charge free amount;
•	may be subject to income taxes and federal tax penalties; and
•	may be limited or restricted under certain qualified policies.
Rider Withdrawal Amount. You can withdraw up to the rider withdrawal amount in any rider year (after age 59) from your policy value without causing an excess withdrawal. See Withdrawal Base Adjustments and Rider Death Benefit Adjustments below.
The rider withdrawal amount is zero if the annuitant (or the annuitant's spouse if younger and the joint life option is elected) is not 59 years old on the rider date and remains zero until the first day of the rider year after the annuitant’s (or the annuitant's spouse if younger and the joint life option is elected) 59th birthday. If the annuitant (or the annuitant's spouse if younger and the joint life option is elected) is at least 59 years old on the rider date, then the rider withdrawal amount is equal to the withdrawal base multiplied by the withdrawal percentage (see applicable Rate Sheet Prospectus Supplement or the Appendix in the Statement of Additional Information, depending on when you purchased your rider).
For qualified policies: If the plan participant (generally the annuitant) is at least 70½ years old, the rider withdrawal amount for that rider year (and each subsequent rider year) is equal to the greater of:
•	the rider withdrawal amount described above; or
•	an amount equal to any minimum required distribution amount (for the tax year on that rider anniversary) calculated using only: (1) the living annuitant’s age, (2) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (3) the policy value of the base policy, (prior to the first rider anniversary we use the policy value on the rider date and thereafter we use the policy value on the date prescribed by the IRS) and (4) amounts from the current calendar year (no carry-over from past years).
Only amounts calculated as set forth above can be used as the rider withdrawal amount. If the minimum required distribution amount (determined as set forth above) exceeds the rider withdrawal amount, the excess will not be treated as an excess withdrawal under the rider.
If your policy value reaches zero:
•	due to a non-excess withdrawal, then you cannot make premium payments and all other policy features, benefits, and guarantees (except those provided by this rider) are terminated. If your policy value reaches zero by other than an excess withdrawal, we will, unless instructed otherwise, disburse any remaining minimum required distribution amount for the current rider year and set up monthly payments beginning in the next rider year according to your guarantees
•	due to an excess withdrawal, then the rider terminates (as does the policy).

Please note:
•	If the rider is added prior to the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday, the rider withdrawal amount will be zero until the beginning of the rider year after the annuitant’s (or the annuitant’s spouse if younger and the joint life option is elected) 59th birthday, however, you will still be charged a rider fee prior to this time.
•	The rider year begins on the rider date and thereafter on each rider anniversary. Withdrawals requested for the upcoming rider year must be taken the day after each rider anniversary or later within the rider year. Any withdrawal taken on the rider anniversary date will count towards the previous rider year withdrawals.
•	You cannot carry over any portion of your rider withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the entire rider withdrawal amount during a rider year, you cannot take more than the rider withdrawal amount in the next rider year and maintain the rider's guarantees.
•	Excess withdrawals may cause you to lose the benefit of the rider.
•	All policy value must be allocated to a limited number of specified funds. (See Designated Investment Options below.)
Rate Sheet Prospectus Supplement
The withdrawal, growth and fee percentages are disclosed in a Rate Sheet Prospectus Supplements. We periodically issue new Rate Sheet Prospectus Supplements that may reflect different withdrawal, growth and fee percentages than the previous Rate Sheet Prospectus Supplements. All Rate Sheet Prospectus Supplements are also available on the Edgar system at (File 333-187920). In order to receive the applicable withdrawal, growth and fee percentages: (1) your application must be signed and received within the stated time period set forth in the applicable Rate Sheet Prospectus Supplement and (2)your application must be received and your policy funded within the stated time period set forth in the applicable Rae Sheet Prospectus Supplement. Withdrawal percentages reflected in a Rate Sheet Prospectus Supplement with an effective period that does not include the date you signed your application will not apply to your policy. You should not purchase this rider without first obtaining the applicable Rate Sheet Prospectus Supplement. You can contact us at www.transamerica.com to receive a Rate Sheet Prospectus Supplement applicable to you.
Retirement Income Choice® 1.6 – Base Benefit – Withdrawal Percentage
Withdrawal Percentage. We use the withdrawal percentage to calculate the rider withdrawal amount. The withdrawal percentage is determined by the annuitant’s age (or the annuitant's spouse's age if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the annuitant’s (or the annuitant's spouse's if younger and the joint life option is elected) 59th birthday.
Please note, once established, the withdrawal percentage will not change except in certain instances involving automatic step-ups, see Automatic Step-Up section in the prospectus.
Withdrawal Base. We use the withdrawal base to calculate the rider withdrawal amount. The withdrawal base on the rider date is the policy value . During any rider year, the withdrawal base is equal to the withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments, less subsequent withdrawal base adjustments due to excess withdrawals.
Please note:
•	We determine the withdrawal base solely to calculate the rider withdrawal amount and rider fee.
•	Your withdrawal base is not a cash value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of policy value.
•	Because the withdrawal base is generally equal to the policy value on the rider date, the rider withdrawal amount may be lower if you delay electing the rider and the policy value decreases before you elect the rider.
On each rider anniversary, the withdrawal base will equal the greatest of:
•	current withdrawal base;
•	the withdrawal base immediately before the rider anniversary, increased by the growth credit, if any (see Growth below);
•	the policy value on any monthiversarySM (the same day of the month as of the rider date, or the next market day if our Administrative Office or the New York Stock Exchange are closed) within the current rider year, including the current rider anniversary (see Automatic Step-Up below).

Retirement Income Choice® 1.6 – Base Benefit – Growth
Growth. On each of the first ten rider anniversaries, we will add a growth credit to your withdrawal base if no withdrawal occurred during the preceding rider year. The growth credit is equal to the growth percentage multiplied by the withdrawal base immediately before the rider anniversary.
Please note: Because a withdrawal will eliminate the potential application of the growth credit for that rider year, you should consider your need or possible need to take withdrawals within the first 10 rider years in deciding whether to purchase the rider.
Automatic Step-Up. On each rider anniversary, we will automatically step-up the withdrawal base to an amount equal to the greater of (1) the highest policy value on any monthiversarySM during the preceding rider year, if no excess withdrawal occurred, or (2) the policy value on the rider anniversary. If neither value is greater than the current withdrawal base or the withdrawal base increased by any growth credit, no automatic step-up will occur. The withdrawal percentage (as indicated in the withdrawal percentage table) will also increase if you have crossed into another age band prior to the automatic step-up. Please note, the increase is part of the automatic step-up and if no automatic step-up occurs then there will be no withdrawal percentage increase.
Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of any automatic step-up. The rider fee percentage will not exceed 0.75% from the current rider fee percentage in effect when you purchased the rider.
Automatic Step-Up Opt Out. Each time an automatic step-up results in a rider fee percentage increase, you have the option to reject the automatic step-up and reinstate the withdrawal base, withdrawal percentage, and rider fee percentage to their respective amounts immediately before the automatic step-up, provided that you do so within 30 days after the rider anniversary on which the automatic step-up occurred. Charges as a result of the automatic step-up feature will be reversed. We must receive your rejection (each time you elect to opt out), in good order, at our Administrative Office within the same 30 day period after the rider anniversary on which the automatic step-up occurred. You are not subject to fee increases for any Automatic Step-Up that you have opted out of. Opting out of one step-up does not operate as an opt-out of any future step-ups.
Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the rider withdrawal amount in any rider year will not reduce the withdrawal base. Any amount of gross partial withdrawals in excess of the rider withdrawal amount in any rider year (“excess withdrawals”) will reduce the withdrawal base, however, by the greater of the dollar amount of the excess withdrawal (if the policy value is greater than the withdrawal base) or a pro rata amount (in proportion to the reduction in the policy value when the policy value is less than the withdrawal base), possibly to zero. If an excess withdrawal reduces the policy value to zero, this rider will terminate. Withdrawal base adjustments occur immediately following excess withdrawals. See “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the withdrawal base by a pro rata amount. The effect of an excess withdrawal is magnified if the policy value is less than the withdrawal base. See the “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical excess withdrawals in more detail.
Please Note: You retain all responsibility for monitoring excess withdrawals. If you take regular or scheduled withdrawals please pay particular attention to any excess withdrawal because your otherwise regular or scheduled non-excess withdrawals may thereafter all be excess withdrawals that reduce or eliminate your benefit on an accelerated basis.
Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 when you are 66 years old. Further assume that you do not make any withdrawals or subsequent premium payments, no automatic step-ups occurred, but that after five years your policy value has declined to $90,000 solely because of negative investment performance. With an assumed annual growth rate percentage of 5.0%, after 5 years the withdrawal base is equal to $127,628 ($100,000 x 1.055). You could receive up to $6,381 which is the assumed withdrawal percentage of 5.0% for the single life option multiplied by the withdrawal base of $127,628, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 71, that you do not withdraw more than the rider withdrawal amount in any one year and there are no future automatic step-ups.)
Example continued. Assume the same facts as above, but you withdraw $10,000 when you are 71 years old. That excess withdrawal decreases your future rider withdrawal amount to $6,105.
See the “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail.
Designated Investment Options. If you elect this rider, you must designate 100% of your policy value into one or more of the designated investment options available under the respective designated allocation groups that have been approved for the Retirement Income Choice® 1.6 Rider. See “Appendix - Designated Investment Options” for a complete listing of available subaccounts. Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.

Transfers between the designated investment options are allowed as permitted under the policy; however, you cannot transfer any amount (or allocate premium payments) to any non-designated investment option. Within 30 days following the fifth rider anniversary (and each successive fifth rider anniversary) you can terminate this rider. Starting the next business day, you may transfer (or allocate premium payments) to a non-designated investment option. Terminating the rider will result in losing all your benefits under the rider.
Please note:
•	The earliest you can transfer (or allocate premium payments) to a non-designated investment option is the first business day after the fifth rider anniversary. You will be required to terminate the rider first. If you terminate the rider you will lose all of its benefits.
•	We can change a designated allocation group or eliminate a designated investment option at any time. If this occurs, then an owner will be required to reallocate values in the affected designated investment options to other designated investment options that meet the allocation requirements.
Manual Resets. You can effectively “reset” the withdrawal base to the policy value using a manual process under which your current rider is terminated and a new rider is issued. You can elect a reset during the 30 day periods following each successive fifth rider anniversary and if all other rider issue requirements are met. When the new rider is issued, the rider withdrawal amount and, if applicable, the rider death benefit will be recalculated. Your new rider will have a new rider date, new rider fee percentage (which may be higher than your current rider fee percentage), and its own terms and benefits (which may not be as advantageous as the current rider). The new rider date will be the date we receive all necessary information in good order. Please note that this “reset” procedure may be referred to as a “manual upgrade” in your policy rider and other materials.
Please note:
•	Manual resets, unlike automatic step-ups, occur only if you so elect during the 30 day window following each successive fifth rider anniversary.
•	Manual resets result in the purchase of a new rider whose terms may be more or less favorable than the current rider whereas automatic step-ups do not require termination of the existing rider and repurchase of a new rider (although fees may increase at the time of an automatic step-up).
•	Owners may decide to terminate an existing rider if it no longer meets their needs and then elect a new available rider that does.
Retirement Income Choice® 1.6 - Additional Options
You may elect the following options with this rider (the options are not mutually exclusive):
•	Death Benefit; and
•	Joint Life.
There is an additional fee if you elect the Death Benefit option under the rider. If you elect the Joint Life option, then the withdrawal percentage (used to calculate the rider withdrawal amount) is lower. Furthermore, if you elect the Joint Life option in combination with the Death Benefit option, then the fee for each of those additional options will be different than under the Single Life option. See Retirement Income Choice® 1.6 Rider Fees. There may be different issue ages depending upon which options you elect.
Death Benefit. If you elect this rider, you can also elect to add an additional amount to the death benefit payable under the base policy, upon the death of the annuitant (or if the joint life option is selected, the death of the annuitant’s spouse if later). The additional amount will be equal to the excess, if any, of the rider death benefit over the greater of any optional guaranteed minimum death benefit or the base policy death benefit. The additional amount can be zero. See DEATH BENEFIT.
Rider Death Benefit. The rider death benefit on the rider date is the policy value . After the rider date, the rider death benefit is equal to:
•	the rider death benefit on the rider date; plus
•	subsequent premium payments; less
•	adjustments for withdrawals (as described under Rider Death Benefit Adjustments, below).
Rider Death Benefit Adjustments. Gross partial withdrawals up to the rider withdrawal amount in a rider year will reduce the rider death benefit on a dollar-for-dollar basis. Gross partial withdrawals in excess of the rider withdrawal amount in a rider year will reduce the rider death benefit by the greater of the dollar amount of the excess withdrawal or a pro rata amount (in proportion to the reduction in policy value), and possibly to zero. See “Appendix - Hypothetical Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that results in pro rata adjustments. Rider death benefit adjustments occur immediately following all withdrawals.

Please note:
•	No additional death benefit is payable if the base policy death benefit (including the guaranteed minimum death benefit) exceeds the rider death benefit. The greater the death benefit payable under the guaranteed minimum death benefit selected, the more likely it is that an additional amount will not be payable under the rider death benefit option.
•	Excess withdrawals may eliminate the additional death benefit available with this rider. You will continue to pay the fee for this option, even if the additional death benefit available under the rider is $0.
•	Manual resets to the withdrawal base will result in a recalculation of the rider death benefit. However, automatic step-ups will not reset the rider death benefit.
•	If an owner who is not the annuitant dies and the surviving spouse is eligible to and elects to continue the policy, then no additional amount is payable. If the policy is not continued, then the surviving owner (who is also the sole beneficiary) may elect to receive lifetime annuity payments equal to the rider withdrawal amount divided by the number of payments each year instead of receiving the policy’s cash value. See TAX INFORMATION – Tax Status of a Nonqualified Policy – Distribution Requirements. (The payment of a death benefit under the policy is triggered by the death of the annuitant.)
•	The additional death benefit adjustment differs from the adjusted partial withdrawal amount for the Guaranteed Minimum Death Benefits described in DEATH BENEFIT - Guaranteed Minimum Death Benefits. Accordingly, withdrawals may effect the additional death benefit differently than the Guaranteed Minimum Death Benefits.
The additional death benefit payment option may be referred to as “rider death benefit” on your policy statement and other documents.
Joint Life Benefit. If you elect this rider, then you can also elect to postpone termination of the rider until the later of the annuitant or annuitant’s spouse’s death (only if the annuitant’s spouse is eligible to and elects to continue the policy, see TAX INFORMATION – Tax Status of a Nonqualified Policy – Distribution Requirements).
Please note:
•	The withdrawal percentage for each “age at the time of first withdrawal” is lower if you elect this option.
•	The annuitant's spouse (or in certain instances a non-natural entity acting for the benefit of the annuitant's spouse) must be either a joint owner along with the annuitant or the sole primary beneficiary (and there is no joint owner), if you elect this option. (Please see Spousal Continuation section for more detail regarding annuitant’s spouse).
•	A former spouse of the annuitant cannot continue to keep the policy in force if no longer married to the annuitant at the time of the annuitant's death. In that event, the rider will terminate and no additional withdrawals under the rider will be permitted.
•	The annuitant’s spouse for purposes of this rider cannot be changed to a new spouse.
•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse, if you elect this option.
•	The rider death benefit is not payable until the death of the surviving spouse, if you elect this option.
•	You cannot elect a manual reset if the annuitant or annuitant’s spouse is 86 or older (lower if required by state law).
Retirement Income Choice® 1.6 Fees
Retirement Income Choice® 1.6 Base Rider Fee. The base rider fee is calculated on the rider date and at the beginning of each rider quarter. The base rider fee will be adjusted for any premium additions, excess withdrawals, or transfers between designated investment groups. It will be deducted automatically from your policy value at the end of each rider quarter. Your rider fee may increase (or decrease) at the time of any automatic step-up. See Automatic Step-Up section. Your current rider fee will not exceed 0.75% from the current rider fee percentage in effect when you purchased the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement. All Rate Sheet Prospectus Supplements are also available on the Edgar system at (File 333-187920).
On an annual basis, in general terms, the base rider fee is the applicable rider fee percentage times the withdrawal base.
The base quarterly fee is calculated by multiplying (A) by (B) divided by (C) multiplied by (D), where:
(A)	is the withdrawal base;
(B)	is the sum of each designated investment group's rider fee percentage multiplied by the applicable designated investment group's value;
(C)	is the total policy value; and
(D)	is the number of (remaining) days in the rider quarter divided by the total number of days in the applicable rider year.

The following example uses these assumed values: Initial Premium = $100,000; Fund Allocations such that Group A = $50,000, Group B = $30,000, and Group C = $20,000; Withdrawal Base = $100,000; Policy Value = $100,000; Investment Group fee percentages of Group A = 1.45%, Group B = 1.10% and Group C = 0.70%; and 91 total days in the rider quarter.
Example 1: Calculation at rider issue for the first quarter fee. The rider fee is:
= 100,000 * [(50,000*0.0145) + (30,000*0.0110) + (20,000*0.0070)] / 100,000 * (91/365)
= 100,000 * (725 + 330 + 140) / 100,000 * (91/365)
= 100,000 * 1,195/100,000 * (91/365)
= 1,195 * (91/365)
= $297.93
We will assess a prorated rider fee upon full surrender of the policy or other termination of the rider for the period beginning on the first day of the most recent rider quarter and ending on the date of termination.
Beginning on the fifth rider anniversary, the rider fee percentage may increase (or decrease) at the time of an automatic step-up. The rider fee percentage will not exceed 0.75% from the current rider fee percentage in effect when you purchased the rider. The current rider fee will be disclosed in a Rate Sheet Prospectus Supplement which may be amended from time to time by us. Please contact your financial intermediary or call our Administrative Office to determine whether the Rate Sheet Prospectus Supplement has been amended. Each time an automatic step-up will result in a rider fee percentage increase, you will have the option to reject the automatic step-up and reinstate the withdrawal base and rider fee percentage to their respective amounts immediately before the automatic step-up (adjusted for any subsequent premium payments or withdrawals), provided that you do so within 30 calendar days after the rider anniversary on which the automatic step-up occurred. We must receive your rejection, in good order, at our Administrative Office within the 30 day period after the rider anniversary on which the automatic step-up occurred.
Please note regarding the base rider fee:
•	Because the base rider fee is a percentage of the withdrawal base, it could be a much higher percentage of your policy value, particularly in the event that your policy value decreases significantly.
•	Because the base rider fee is a percentage of the withdrawal base, the amount of the base rider fee we deduct will increase if the withdrawal base increases (although the percentage(s) may remain the same).
•	If you make a transfer from one designated allocation group to another designated allocation group that has a higher rider fee percentage, then the resulting rider fee will be higher.
Base Rider Fee Adjustment for Premium Payments and Excess Withdrawals. A rider fee adjustment will be calculated for subsequent premium payments and excess withdrawals because these events will change the withdrawal base. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.
The following example uses these assumed values: All initial values as in Example 1; Subsequent Premium = $10,000, allocated such that Group A = $5,000, Group B = $3,000, and Group C = $2,000; and 30 remaining days in the rider quarter.
Example 2: Calculation of the first quarter rider fee adjustment for a subsequent premium. The fee adjustment is:
= 10,000 * [(5,000*0.0145) + (3,000*0.0110) + (2,000*0.0070)] / 10,000 * (30/365)
= 10,000 * (72.50 + 33 + 14) / 10,000 * (30/365)
= 10,000 * 119.50/10,000 * (30/365)
= 119.50 * (30/365)
= $9.82
Total fee assessed at end of first rider quarter (assuming no further fee adjustments):
= 297.93 + 9.82
= $307.75
We will also deduct all rider fees pro rata upon full surrender of the policy or other termination of the rider.
Base Rider Fee Adjustment for Transfers. For transfers that you make between different designated investment options in different designated allocation groups on other than the first business day of a rider quarter, a rider fee adjustment will be applied. This adjustment is necessary because of differences in the rider fee percentages. The adjustment in the rider fee percentage will ensure that you are charged the correct overall rider fee for that quarter. The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be collected.
The following example uses these assumed values: All initial values as in Example 1, as well as a subsequent premium payment as in Example 2; Withdrawal Base = $110,000; Policy Value = $90,000; Fund Transfer from Group A = $5,000, into Group B = $3,000, and into Group C = $2,000; and 15 remaining days in the rider quarter.

Example 3: Calculation of the first quarter rider fee adjustment for a fund transfer. The fee adjustment is:
= 110,000 * [(-5,000*0.0145) + (3,000*0.0110) + (2,000*0.0070)] / 90,000 * (15/365)
= 110,000 * (-72.50 + 33 + 14) / 90,000 * (15/365)
= 110,000 * -25.50/90,000 * (15/365)
= -31.17 * (15/365)
= $-1.28
Total fee assessed at end of the first rider quarter (assuming no further rider fee adjustments):
= 307.75 - 1.28
= $306.47
Additional Option Fees. If you elect options with this rider, then you will be charged a fee for each option you elect that is in addition to the rider fee for the base benefit. Each additional fee is charged quarterly before annuitization and is a percentage of the withdrawal base on each rider anniversary.
We will also deduct all rider fees, including additional option fees, pro rata upon surrender of the policy or other termination of the rider.
Retirement Income Choice® 1.6 Rider Issue Requirements
We will not issue the Retirement Income Choice® 1.6 rider if:
•	the annuitant is 86 or older (lower if required by state law);
•	the annuitant is not an owner (except in the case of non-natural owners);
•	there are more than two owners; and
•	the joint life option is elected, and the annuitant’s spouse is 86 or older (lower if required by state law) and (1) is not a joint owner along with the annuitant or (2) is not the sole primary beneficiary (and there is no joint owner).
Termination
The Retirement Income Choice® 1.6 rider and any additional options will terminate upon the earliest of the following:
•	the date we receive written notice from you requesting termination of the rider if such notice is received before midnight of the 30th calendar day after you receive the rider;
•	the date we receive written notice from you requesting termination or manual reset of the rider if such notice is received by us during the 30 days following the fifth rider anniversary or every fifth rider anniversary thereafter;
•	the death of the annuitant (or if the joint life option was elected, the death of the annuitant’s spouse if that spouse was eligible to and elected to continue the policy as the surviving spouse);
•	annuitization (however, if you have reached your maximum annuity commencement date you may choose an annuitization option which guarantees you lifetime payments in an amount equal to your rider withdrawal amount);
•	the date the policy to which this rider is attached is assigned or if the owner is changed without our approval;
•	the date an excess withdrawal reduces your policy value to zero; or
•	termination of your policy.
Please note: This rider terminates upon annuitization and there is a maximum annuity commencement date at which time your policy will be annuitized according to its terms. However, if you have reached your maximum annuity commencement date, we will allow you to annuitize your policy and elect to receive lifetime annuity payments which are at least equal to your rider withdrawal amount (this option also guarantees that if the annuitant dies before the sum of all annuity payments equals the policy value, and rider benefit if elected, on the maximum annuity commencement date, the annuitant's beneficiary will receive a final payment equal to the difference). Please contact us for more information concerning your options.
The Retirement Income Choice® 1.6 rider and additional options may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time for new sales. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly. For more information on the options for electing a benefit, please contact your financial intermediary or our Administrative Office.

OTHER INFORMATION
Ownership
You, as owner of the policy, exercise all rights under the policy. You can generally change the owner at any time by notifying us in writing at our Administrative Office. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event.
Beneficiary
The beneficiary designation will remain in effect until changed. The owner may change the designated beneficiary by sending written notice to the Company. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.). The Company will not be liable for any payment made before the written notice is received in our Administrative Office. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If, upon the death of the annuitant, there is a surviving owner(s), then the surviving owner(s) automatically takes the place of any beneficiary designation.
Right to Cancel Period
You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 20 days after you receive the policy (for replacements the right cancel period is generally 30 days), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account. You bear the risk of any decline in policy value during the right to cancel period. We will pay the refund within seven days after we receive in good order within the applicable period at our Administrative Office, written notice of cancellation and the returned policy. The policy will then be deemed void.
Assignment
You can also generally assign the policy any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment in good order at our Administrative Office and approve it. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we approve the assignment. There may be limitations on your ability to assign a qualified policy. An assignment may have tax consequences.
Termination for Low Value
If a partial surrender or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your policy, we reserve the right to terminate your policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.
Sending Forms and Transaction Requests in Good Order
We cannot process your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all owners (exactly as registered on the Policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner's consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Regulatory Modifications to Policy
We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.
Certain Offers
From time to time, we have (and we may again) offered you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.
When we make an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.
If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for the benefit, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.
We may also make an offer to you to exchange an existing rider for a different rider.
Mixed and Shared Funding
The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. We and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, we would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable. Please see Voting Rights section below for how shares held by the Company would be voted.
Exchanges and/or Reinstatements
You can generally exchange a nonqualified annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer”. Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange, transfer or otherwise).
You may ask us to reinstate your policy after such an exchange, transfer or full or partial surrender and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to the applicable investment options. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment options according to the investment allocation instructions you previously provided. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, your annuity policy is nonqualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

Voting Rights
To the extent required by law, the Company will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and/or other individuals that have voting interests in the portfolios. We will send you and/or other individuals requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.
Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.
Abandoned or Unclaimed Property
Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.
Legal Proceedings
We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.
The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service provides may adversely affect us and your policy value. For instance, cyber-attacks may: interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your policy that result from cyber-attacks or information security breaches in the future.
For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com/individual/terms-of-use.

Transamerica Financial Life Insurance Company
Transamerica Financial Life Insurance Company was incorporated under the laws of the State of New York on October 3, 1947. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in all states and the District of Columbia.
All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.
Financial Condition of the Company
We pay benefits under your policy from our general account assets and/or from your policy value held in the separate account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.
Assets in the Separate Account. You assume all of the investment risk for your policy value that is allocated to the subaccounts of the separate account. Your policy value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. You also may be permitted to make allocations to guaranteed period options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.
How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York State Insurance Department as well as the financial statements of the separate account—are located in the statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC's website at http://www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy owners are available on our website (https://www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

The Separate Account
The Company established a separate account, called Separate Account VA BNY, under the laws of the State of New York on September 27, 1994. The separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios.
The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to the Company's other income, gains or losses.
The assets of the separate account are held in the Company's name on behalf of the separate account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The separate account may include other subaccounts that are not available under these policies.
The Underlying Funds
At the time you purchase your policy, you may allocate your premium to subaccounts. These are subdivisions of our separate account, an account that keeps your policy assets separate from our company assets. The subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each underlying fund portfolio has varying degrees of investment risk. Underlying fund portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefor bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Read the underlying fund portfolio prospectuses carefully before investing. We do not guarantee the investment results of any underlying fund portfolio. Certain underlying fund portfolios may not be available in all states and in all share classes. Please see “Appendix - Portfolios Associated with the Subaccounts” for additional information.
Other Transamerica Policies
We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this Prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.
You should work with your financial professional to decide whether this policy is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
Distribution of the Policies
Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI may market the policies through bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.
We have discontinued new sales of the policies. You may, however, continue to make premium payments to fund your policy pursuant to its terms, and exercise all other rights and options under your policy - such as reallocating your policy value among investment options, making surrenders (full or partial), and making changes of ownership of your policy.
Compensation to Broker-Dealers Who Sold the Policies. The policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the policies.
The selling firms were paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 5% of premium payment (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company and TCI may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives that may be based, in part on premiums paid after the initial premium. These arrangements are described further below.
The sales representative who sold you the policy may receive a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may continue to receive in connection with your policy. Also inquire about any ongoing compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.
You should be aware that a selling firm or its sales representatives may have received different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold this policy to you.
Special Compensation Paid to Affiliated Firms. We and/or our affiliates provide paid-in capital to TCI and pay the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.
TCI's registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, payments, loans, loan forgiveness or loan guarantees.
Additional Compensation That We, TCI and/or Our Affiliates Pay to Selected Selling Firms. TCI, may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.
In addition, TCI paid selling firms other special fees based on new sales and/or assets under management. During 2016, TCI had paid such fees to at least 61 broker-dealers and other financial intermediaries. Some of the more significant entities were:
BBVA Securities, Inc. • Bruderman Brothers, LLC • Cambridge Investment Research, Inc. •  CCO Investments •  Centarus Financial, Inc. • Cetera Advisor Networks LLC • Cetera Advisors LLC • Cetera Financial Specialists LLC • Cetera Investment Services LLC •  CFD Investments, Inc • Commonwealth Financial Network • Edward D. Jones & Co., L.P.• Equity Services, Inc. • Fifth Third Securities, Inc. • First Allied Holdings, Inc. • FSC Securities Corporation •  Geneos Wealth Management, Inc. • Girard Securities, Inc. • Hantz Financial Services, Inc. • Invest Financial Corporation • Investacorp, Inc. • Investment Centers of America, Inc. • Investors Capital Holding, Inc. • James T. Borello & Co, • Janney Montgomery Scott, LLC • JP Turner & Company • Key Investment Services, Inc. • Legend Equities Corporation • Lincoln Financial Advisors Corporation • Lincoln Financial Securities Corporation • LPL Financial, LLC. • M&T Securities Product Management • Merrill Lynch, Pierce, Fenner & Smith Inc. • MetLife Securities, Inc. • Morgan Stanley Smith Barney, Inc. • Mutual of Omaha Inv. Serv. • National Planning Corporation • NFP Securities Inc. • Park Avenue Securities, LLC • Raymond James & Associates, Inc. • Raymond James Financial Services, Inc. • Royal Alliance Associates, Inc. • SagePoint Financial, Inc. • Santander Securities LLC • Securian Financial Services, Inc. • Securities America, Inc. •  Sigma Financial Corporation • Signator Investors, Inc. • SII Investments, Inc. • Summit Financial Service Group, Inc. • SunTrust Investment Services • The Huntington Investment Company • Transamerica Financial Advisors, Inc. • UBS Financial Services • US Bancorp Investments, Inc. • VOYA Financial Partners, LLC • VSR Financial Services, Inc. • Wells Fargo Advisors Financial Network, LLC • Wells Fargo Advisors, LLC • Wells Fargo Investments LLC • Woodbury Financial
For the calendar year ended December 31, 2016 TCI paid approximately $25,000,000 to various brokers and other financial intermediaries in connection with revenue sharing arrangements.
No specific charge is assessed directly to owners or the separate account to cover commissions, non-cash compensation, and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Glossary of Terms
The Policy - General Provisions
Certain Federal Income Tax Consequences
Investment Experience
Performance
Historical Performance Data
Published Ratings
State Regulation of Transamerica Financial Life Insurance Company
Administration
Records and Reports
Distribution of the Policies
Voting Rights
Other Products
Custody of Assets
Independent Registered Public Accounting Firm
Other Information
Financial Statements
Appendix A - Condensed Financial Information

APPENDIX
UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS
The following is a list of current underlying fund portfolios available under the policy, which are subject to change as discussed in this Prospectus. Please Note: The Company reserves the right to change investment choices made by purchasers of the Living Benefits Rider and Retirement Income Choice® 1.2 Rider (if the Open Allocation option is elected) as we deem necessary to support the guarantees under these riders.
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
AB VARIABLE PRODUCTS SERIES FUND, INC.
AB Balanced Wealth Strategy Portfolio - Class B	AB Balanced Wealth Strategy Portfolio - Class B	AllianceBernstein L.P.
Investment Objective: Maximize total return consistent with the Adviser's determination of reasonable risk.
AB Growth and Income Portfolio – Class B	AB Growth and Income Portfolio – Class B	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
AMERICAN FUNDS INSURANCE SERIES® TRUST
American Funds - Asset Allocation FundSM - Class 2	American Funds - Asset Allocation FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: High total return (including income and capital gains) consistent with preservation of capital over the long term.
American Funds - Bond FundSM - Class 2	American Funds - Bond FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: To provide as high a level of current income as is consistent with the preservation of capital.
American Funds - Growth FundSM - Class 2	American Funds - Growth FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: Growth of capital.
American Funds - Growth-Income FundSM - Class 2	American Funds - Growth-Income FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: Long-term growth of capital and income.
American Funds - International FundSM - Class 2	American Funds - International FundSM - Class 2	Capital Research and Management CompanySM
Investment Objective: Long-term growth of capital.
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity ® VIP Balanced Portfolio - Service Class 2	Fidelity ® VIP Balanced Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Seeks income and capital growth consistent with reasonable risk.
Fidelity ® VIP Contrafund® Portfolio – Service Class 2	Fidelity ® VIP Contrafund® Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Long term capital appreciation.
Fidelity ® VIP Mid Cap Portfolio – Service Class 2	Fidelity ® VIP Mid Cap Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Long-term growth of capital.
Fidelity ® VIP Value Strategies Portfolio – Service Class 2	Fidelity ® VIP Value Strategies Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Capital appreciation.
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.
State Street Total Return V.I.S. Fund - Class 3	State Street Total Return V.I.S. Fund - Class 3	SSGA Funds Management, Inc.
Investment Objective: Seeks the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.
TRANSAMERICA SERIES TRUST*(2)
TA AB Dynamic Allocation - Service Class	Transamerica AB Dynamic Allocation VP - Service Class	Alliance Bernstein L.P.
Investment Objective: Capital appreciation and current income.
TA Aegon Government Money Market - Service Class(3)	Transamerica Aegon Government Money Market VP – Service Class(3)	Aegon USA Investment Management, LLC
Investment Objective: Maximum current income from money market securities consistent with liquidity and preservation of capital.
TA Aegon High Yield Bond - Service Class	Transamerica Aegon High Yield Bond VP – Service Class	Aegon USA Investment Management, LLC
Investment Objective: High level of current income by investing in high-yield debt securities.
TA Aegon U.S. Government Securities - Service Class	Transamerica Aegon U.S. Government Securities VP – Service Class	Aegon USA Investment Management, LLC
Investment Objective: High level of total return as is consistent with prudent investment strategies.
TA American Funds Managed Risk - Balanced - Service Class	Transamerica American Funds Managed Risk VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA Asset Allocation - Conservative - Service Class	Transamerica Asset Allocation - Conservative VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.
TA Asset Allocation - Growth - Service Class	Transamerica Asset Allocation - Growth VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Long-term capital appreciation.
TA Asset Allocation - Moderate Growth - Service Class	Transamerica Asset Allocation - Moderate Growth VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Asset Allocation - Moderate - Service Class	Transamerica Asset Allocation - Moderate VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Capital appreciation and current income.
TA Barrow Hanley Dividend Focused - Service Class	Transamerica Barrow Hanley Dividend Focused VP – Service Class	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Long-term capital growth.
TA BlackRock Equity Smart Beta 100 - Service Class	Transamerica BlackRock Equity Smart Beta 100 VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term capital appreciation.
TA BlackRock Global Allocation - Service Class	Transamerica BlackRock Global Allocation VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: High total investment return. Total investment return is the combination of capital appreciation and investment income.
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class	Transamerica BlackRock Global Allocation Managed Risk - Balanced VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.
TA BlackRock Global Allocation Managed Risk - Growth - Service Class	Transamerica BlackRock Global Allocation Managed Risk - Growth VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to provide capital appreciation and income while seeking to manage volatility.
TA BlackRock Smart Beta 50 - Service Class	Transamerica BlackRock Smart Beta 50 VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term capital appreciation and capital preservation.
TA BlackRock Smart Beta 75 - Service Class	Transamerica BlackRock Smart Beta 75 VP - Service Class	BlackRock Investment Management, LLC
Investment Objective: Seeks long-term capital appreciation with capital preservation as a secondary objective.
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class	BlackRock Financial Management, Inc.
Investment Objective: Capital appreciation with current income as secondary objective.
TA Clarion Global Real Estate Securities - Service Class	Transamerica Clarion Global Real Estate Securities VP – Service Class	CBRE Clarion Securities, LLC
Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
TA International Equity Index - Service Class(4)	Transamerica International Equity Index VP - Service Class(4)	SSGA Funds Management, Inc.(4)
Investment Objective: Seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada.
TA International Moderate Growth - Service Class	Transamerica International Moderate Growth VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Capital appreciation with current income as a secondary objective.
TA JPMorgan Core Bond - Service Class	Transamerica JPMorgan Core Bond VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Total return, consisting of current income and capital appreciation.
TA JPMorgan Enhanced Index - Service Class	Transamerica JPMorgan Enhanced Index VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Earn a total return modestly in excess of the total return performance of the Standard & Poor's 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Index.
TA JPMorgan Mid Cap Value - Service Class	Transamerica JPMorgan Mid Cap Value VP–Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Growth from capital appreciation.

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA JPMorgan Tactical Allocation - Service Class	Transamerica JPMorgan Tactical Allocation VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP–Service Class	Janus Capital Management LLC
Investment Objective: Long-term capital growth, consistent with preservation of capital and balanced by current income.
TA Janus Mid-Cap Growth - Service Class	Transamerica Janus Mid-Cap Growth VP – Service Class	Janus Capital Management LLC
Investment Objective: Capital appreciation.
TA Jennison Growth - Service Class	Transamerica Jennison Growth VP– Service Class	Jennison Associates LLC
Investment Objective: Long-term growth of capital.
TA Legg Mason Dynamic Allocation - Balanced - Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP - Service Class	QS Investors, LLC
Investment Objective: Seeks capital appreciation and income.
TA Legg Mason Dynamic Allocation - Growth - Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP - Service Class	QS Investors, LLC
Investment Objective: Seeks capital appreciation and income.
TA Madison Diversified Income - Service Class(5)	Transamerica Madison Diversified Income VP - Service Class(5)	Madison Asset Management. LLC(5)
Investment Objective: High total return through the combination of income and capital appreciation.
TA MFS International Equity - Service Class	Transamerica MFS International Equity VP – Service Class	MFS ® Investment Management
Investment Objective: Capital growth.
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Balance capital appreciation and income.
TA Managed Risk - Conservative ETF - Service Class	Transamerica Managed Risk - Conservative ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Current income and preservation of capital.
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA Market Participation Strategy - Service Class	Transamerica Market Participation Strategy VP - Service Class	Quantitative Management Associates LLC
Investment Objective: Seeks capital appreciation.
TA Morgan Stanley Capital Growth - Service Class	Transamerica Morgan Stanley Capital Growth VP – Service Class	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.
TA Multi-Managed Balanced - Service Class	Transamerica Multi-Managed Balanced VP – Service Class	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: High total investment return through investments in a broadly diversified portfolio of stock, bonds and money market instruments.
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical–Balanced VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical–Conservative VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical–Growth VP–Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Total Return - Service Class	Transamerica PIMCO Total Return VP – Service Class	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA PineBridge Inflation Opportunities- Service Class	Transamerica PineBridge Inflation Opportunities VP - Service Class	PineBridge Investments LLC
Investment Objective: Maximum real return consistent with preservation of real capital and prudent investment management.
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class	QS Investors, LLC
Investment Objective: Current income and preservation of capital.

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)
SUBACCOUNT (1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class	QS Investors, LLC
Investment Objective: Capital appreciation with current income as secondary objective.
TA QS Investors Active Asset Allocation - Moderate - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate VP - Service Class	QS Investors, LLC
Investment Objective: Capital appreciation and current income.
TA Small Mid Cap Value - Service Class	Transamerica Small/Mid Cap Value VP – Service Class	Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap - Service Class	Transamerica T. Rowe Price Small Cap VP – Service Class	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA Torray Concentrated Growth - Service Class	Transamerica Torray Concentrated Growth VP – Service Class	Torray, LLC
Investment Objective: High total return.
TA TS&W International Equity - Service Class	Transamerica TS&W International Equity VP – Service Class	Thompson, Siegel & Walmsley LLC
Investment Objective: Seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers.
TA U.S. Equity Index - Service Class(6)	Transamerica U.S. Equity Index VP - Service Class(6)	SSGA Funds Management, Inc.(6)
Investment Objective: Seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index.
TA WMC US Growth - Service Class	Transamerica WMC US Growth VP – Service Class	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.
(1)	Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objective, investment goals, time horizons, and risk tolerance.
(2)	Transamerica Series Trust - Service Class - As of May 1, 2003, new policyholders may only invest in the Service Class subaccounts. The Initial Class subaccounts are only available to policyholders that purchased the policy before May 1, 2003.
(3)	There can be no assurance that the Transamerica Aegon Government Money Market VP - Service Class portfolio will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of policy charges, the yield on the TA Aegon Government Money Market - Service Class subaccount may become extremely low and possibly negative.
(4)	Effective on or about May 1, 2017, Transamerica International Equity Index VP subadvised by SSGA Funds Management, Inc. will be added.
(5)	In New York, this subaccount will be available on or about July 1, 2017, and may be available sooner depending on regulatory approval. Please contact your financial representative.
(6)	Effective on or about May 1, 2017, Transamerica International Equity Index VP subadvised by SSGA Funds Management, Inc. will be added.
* All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the subadvisers unless otherwise indicated.
Certain subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any subaccount at any time. In some cases, a subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a subaccount, please contact your financial intermediary or our Administrative Office.

CLOSED INVESTMENT OPTIONS:
The following subaccounts are only available to owners that held an investment in these subaccounts on December 9, 2011. However, if any such owner surrenders all of his or her money from these subaccounts after December 9, 2011, that owner may not reinvest in those subaccounts.
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
Invesco V.I. Value Opportunities Fund – Series II Shares	Invesco V.I. Value Opportunities Fund – Series II Shares	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
Invesco V.I. American Franchise Fund – Series II Shares	Invesco V.I. American Franchise Fund – Series II Shares	Invesco Advisers, Inc.
Investment Objective: Long-term growth of capital.
AB VARIABLE PRODUCTS SERIES FUND, INC.
AB Large Cap Growth Portfolio – Class B	AB Large Cap Growth Portfolio – Class B	AllianceBernstein L.P.
Investment Objective: Long-term growth of capital.
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Reasonable income with a potential for capital appreciation.
Fidelity VIP Growth Portfolio – Service Class 2	Fidelity VIP Growth Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Capital appreciation.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual Advisers, LLC
Investment Objective: Capital appreciation with income as secondary goal.
JANUS ASPEN SERIES
Janus Aspen – Enterprise Portfolio – Service Shares	Janus Aspen – Enterprise Portfolio – Service Shares	Janus Capital Management LLC
Investment Objective: Long-term growth of capital.
Janus Aspen – Global Research Portfolio – Service Shares	Janus Aspen – Global Research Portfolio – Service Shares	Janus Capital Management LLC
Investment Objective: Long-term growth of capital.
MFS ® VARIABLE INSURANCE TRUST
MFS ® Total Return Series – Service Class	MFS ® Total Return Series – Service Class	MFS ® Investment Management
Investment Objective: Total return.
\Effective open of business on September 17, 2012, the following subaccounts are closed to new investments.
SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund - Class 2	Franklin Advisers, Inc.
Investment Objective: Maximize income while maintaining prospects for capital appreciation.
Templeton Foreign VIP Fund - Class 2	Templeton Foreign VIP Fund - Class 2	Templeton Investment Counsel LLC
Investment Objective: Long term capital growth.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Founding Funds Allocation VIP Fund - Class 4	Franklin Founding Funds Allocation VIP Fund - Class 4	Franklin Templeton Services, LLC
Investment Objective: Capital appreciation with a secondary goal of income.
MFS ® VARIABLE INSURANCE TRUST
MFS ® New Discovery Series – Service Class	MFS ® New Discovery Series – Service Class	MFS ® Investment Management
Investment Objective: Capital appreciation.

APPENDIX
Designated Investment Options
The table below identifies the Designated Investment Options available for use with the Guaranteed Minimum Death Benefits and our Guaranteed Lifetime Withdrawal Benefits.
	Retirement Income Max® Rider	Retirement Income Max® Rider	Retirement Income Max® Rider	Retirement Income Choice® 1.6 Rider Designated Allocation Groups
Funds	Before 12/12/11	12/12/11 to 11/9/14	11/10/14 and After	A	B	C
AB Balanced Wealth Strategy Portfolio - Class B(2)(4)				√
American Funds - Asset Allocation FundSM - Class 2
American Funds - Bond FundSM - Class 2	√	√	√			√
Fidelity ® VIP Balanced Portfolio - Service Class 2
State Street Total Return V.I.S. Fund - Class 3(2)(4)				√
TA AB Dynamic Allocation - Service Class	√					√
TA Aegon Government Money Market - Service Class	√	√	√			√
TA Aegon U.S. Government Securities - Service Class	√	√	√			√
TA American Funds Managed Risk - Balanced - Service Class(1)	√	√			√
TA Asset Allocation - Conservative - Service Class(1)	√	√	√			√
TA Asset Allocation - Moderate Growth - Service Class(1)				√
TA Asset Allocation - Moderate - Service Class(1)	√	√			√
TA BlackRock Equity Smart Beta 100 - Service Class
TA BlackRock Global Allocation - Service Class				√
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class(1)	√	√			√
TA BlackRock Global Allocation Managed Risk - Growth - Service Class(1)				√
TA BlackRock Smart Beta 50 - Service Class				√
TA BlackRock Smart Beta 75 - Service Class
TA BlackRock Tactical Allocation - Service Class(1)					√
TA International Moderate Growth - Service Class(1)				√
TA JPMorgan Core Bond - Service Class	√	√	√			√
TA JPMorgan Tactical Allocation - Service Class	√	√	√			√
TA Janus Balanced - Service Class				√
TA Legg Mason Dynamic Allocation - Balanced - Service Class(1)	√	√	√		√
TA Legg Mason Dynamic Allocation - Growth - Service Class(1)				√
TA Madison Diversified Income - Service Class(2)(3)(4)			√		√
TA Managed Risk - Balanced ETF - Service Class(1)	√	√	√		√
TA Managed Risk - Conservative ETF - Service Class(1)	√	√	√			√
TA Managed Risk - Growth ETF - Service Class(1)				√
TA Market Participation Strategy - Service Class	√	√			√
TA Multi-Managed Balanced - Service Class				√
TA PIMCO Tactical - Balanced - Service Class(1)		√			√
TA PIMCO Tactical - Conservative - Service Class(1)		√	√			√
TA PIMCO Tactical - Growth - Service Class(1)				√
TA PIMCO Total Return - Service Class	√	√	√			√

Designated Investment Options — (Continued)
	Retirement Income Max® Rider	Retirement Income Max® Rider	Retirement Income Max® Rider	Retirement Income Choice® 1.6 Rider Designated Allocation Groups
Funds	Before 12/12/11	12/12/11 to 11/9/14	11/10/14 and After	A	B	C
TA PineBridge Inflation Opportunities- Service Class	√	√	√			√
TA QS Investors Active Asset Allocation - Conservative - Service Class(1)	√	√	√			√
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class(1)(3)(4)			√	√
TA QS Investors Active Asset Allocation - Moderate - Service Class(1)	√	√			√
Fixed Account	√	√	√			√
(1)	This subaccount invests in an underlying fund that utilized a volatility management strategy as part of its investment objective and/or principal investment strategy. See “Investment Restrictions” earlier in the prospectus for information on how volatility management strategies may impact your policy value in certain optional riders.
(2)	This subaccount will be available as a designated fund for the Retirement Income Choice® 1.6 rider on or about June 1, 2017.
(3)	This subaccount will be available as a designated fund for the Retirement Income Max® rider on or about June 1, 2017.
(4)	In New York, this subaccount will be available on or about July 1, 2017, and may be available sooner depending on regulatory approval. Please contact your financial representative.
Certain designated investment options may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any designated investment option at any time. In some cases, a designated investment option not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a designated investment option, please contact your financial intermediary or our Administrative Office.

APPENDIX
CONDENSED FINANCIAL INFORMATION
The following tables list the accumulation unit value information for accumulation units outstanding for policies with the highest total separate account expenses and policies with the lowest total separate account expenses (including any applicable fund facilitation fees) available on December 31, 2016. Should the total separate account expense applicable to your policy fall between the highest and lowest charges, AND you wish to see a copy of the Condensed Financial Information applicable to your policy, such information is contained in the SAI. You can obtain a copy of the SAI FREE OF CHARGE by contacting us at:
Calling:	(800) 525-6205
Writing:	Transamerica Financial Life Insurance Company 4333 Edgewood Road NE Cedar Rapids, IA 52499-0001

Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.707289 $1.714980 $1.629162 $1.425679 $1.279599 $1.342988 $1.238923 $1.012924 $1.000000	$1.752565 $1.707289 $1.714980 $1.629162 $1.425679 $1.279599 $1.342988 $1.238923 $1.012924	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio – Class B Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.471564 $1.473353 $1.369008 $1.032908 $0.894717 $0.856561 $0.771139 $0.650681 $1.000000	$1.609588 $1.471564 $1.473353 $1.369008 $1.032908 $0.894717 $0.856561 $0.771139 $0.650681	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Large Cap Growth Portfolio – Class B Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.789069 $1.638904 $1.461969 $1.083679 $0.943040 $0.994964 $0.919934 $0.681360 $1.000000	$1.803322 $1.789069 $1.638904 $1.461969 $1.083679 $0.943040 $0.994964 $0.919934 $0.681360	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Asset Allocation FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.580724 $1.587754 $1.534342 $1.263418 $1.107581 $1.113586 $1.008106 $0.989780	$1.698135 $1.580724 $1.587754 $1.534342 $1.263418 $1.107581 $1.113586 $1.008106	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Bond FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.094344 $1.111541 $1.075355 $1.119407 $1.082068 $1.038634 $0.993818 $1.000901	$1.106161 $1.094344 $1.111541 $1.075355 $1.119407 $1.082068 $1.038634 $0.993818	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
American Funds - Growth FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.815267 $1.730189 $1.624008 $1.271349 $1.098460 $1.168721 $1.002963 $0.986483	$1.951496 $1.815267 $1.730189 $1.624008 $1.271349 $1.098460 $1.168721 $1.002963	2,141.449 2,209.610 3,094.270 2,848.624 0.000 0.000 0.000 0.000
American Funds - Growth-Income FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.739431 $1.746211 $1.607557 $1.226434 $1.063351 $1.103175 $1.008352 $0.986805	$1.904693 $1.739431 $1.746211 $1.607557 $1.226434 $1.063351 $1.103175 $1.008352	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - International FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.080074 $1.152215 $1.205517 $1.009425 $0.872042 $1.032313 $0.980473 $0.982914	$1.097960 $1.080074 $1.152215 $1.205517 $1.009425 $0.872042 $1.032313 $0.980473	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.415330 $1.432111 $1.321867 $1.125360 $0.995374 $1.050978 $0.906333 $0.665388 $1.000000	$1.491048 $1.415330 $1.432111 $1.321867 $1.125360 $0.995374 $1.050978 $0.906333 $0.665388	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.514231 $1.531344 $1.392753 $1.080028 $0.944419 $0.986500 $0.856753 $0.642238 $1.000000	$1.606455 $1.514231 $1.531344 $1.392753 $1.080028 $0.944419 $0.986500 $0.856753 $0.642238	2,549.827 2,558.310 3,530.481 3,330.843 0.000 0.000 0.000 0.000 0.000
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.336618 $1.417416 $1.326873 $1.054107 $0.914553 $0.922659 $0.815325 $0.637459 $1.000000	$1.549372 $1.336618 $1.417416 $1.326873 $1.054107 $0.914553 $0.922659 $0.815325 $0.637459	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.562705 $1.484436 $1.357898 $1.013913 $0.900082 $0.914303 $0.749602 $0.594860 $1.000000	$1.547372 $1.562705 $1.484436 $1.357898 $1.013913 $0.900082 $0.914303 $0.749602 $0.594860	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.570156 $1.620890 $1.552382 $1.160262 $1.028558 $1.171622 $0.925373 $0.672421 $1.000000	$1.730612 $1.570156 $1.620890 $1.552382 $1.160262 $1.028558 $1.171622 $0.925373 $0.672421	2,438.823 2,385.126 3,243.419 3,039.453 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.548930 $1.624778 $1.549070 $1.208341 $0.965777 $1.078157 $0.866610 $0.559987 $1.000000	$1.666779 $1.548930 $1.624778 $1.549070 $1.208341 $0.965777 $1.078157 $0.866610 $0.559987	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount inception date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.702575 $1.846754 $1.827871 $1.503013 $1.327324 $1.372792 $1.266432 $0.990241 $1.000000	$1.890533 $1.702575 $1.846754 $1.827871 $1.503013 $1.327324 $1.372792 $1.266432 $0.990241	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Franklin Income VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.280444 $1.398991 $1.357994 $1.210302 $1.091102 $1.082172 $0.975338 $0.730445 $1.000000	$1.437778 $1.280444 $1.398991 $1.357994 $1.210302 $1.091102 $1.082172 $0.975338 $0.730445	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Franklin Mutual Shares VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.269426 $1.356042 $1.285509 $1.017787 $0.904772 $0.928445 $0.847911 $0.683117 $1.000000	$1.450844 $1.269426 $1.356042 $1.285509 $1.017787 $0.904772 $0.928445 $0.847911 $0.683117	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Invesco V.I. American Franchise Fund – Series II Shares Subaccount inception date April 27, 2012	2016 2015 2014 2013 2012	$1.456690 $1.412186 $1.325774 $0.963057 $1.000000	$1.463449 $1.456690 $1.412186 $1.325774 $0.963057	0.000 0.000 0.000 0.000 0.000
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.084217 $1.232342 $1.176319 $0.896325 $0.773692 $0.813271 $0.772236 $0.530807 $1.000000	$1.259061 $1.084217 $1.232342 $1.176319 $0.896325 $0.773692 $0.813271 $0.772236 $0.530807	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.833392 $1.794219 $1.623304 $1.248463 $1.083804 $1.119064 $0.905360 $0.636509 $1.000000	$2.024023 $1.833392 $1.794219 $1.623304 $1.248463 $1.083804 $1.119064 $0.905360 $0.636509	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Janus Aspen – Global Research Portfolio – Service Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.210345 $1.261044 $1.194788 $0.947318 $0.802662 $0.947650 $0.833045 $0.615674 $1.000000	$1.213579 $1.210345 $1.261044 $1.194788 $0.947318 $0.802662 $0.947650 $0.833045 $0.615674	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
MFS ® New Discovery Series – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.885970 $1.957195 $2.148567 $1.545021 $1.297868 $1.472478 $1.099962 $0.685619 $1.000000	$2.020678 $1.885970 $1.957195 $2.148567 $1.545021 $1.297868 $1.472478 $1.099962 $0.685619	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
MFS ® Total Return Series – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.349937 $1.378845 $1.293663 $1.106392 $1.012888 $1.012503 $0.937855 $0.808997 $1.000000	$1.446575 $1.349937 $1.378845 $1.293663 $1.106392 $1.012888 $1.012503 $0.937855 $0.808997	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
State Street Total Return V.I.S. Fund - Class 3(2)(4) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.278669 $1.318760 $1.277051 $1.133440 $1.027497 $1.078878 $1.003744 $0.988812	$1.333143 $1.278669 $1.318760 $1.277051 $1.133440 $1.027497 $1.078878 $1.003744	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Templeton Foreign VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.951033 $1.032842 $1.180240 $0.974651 $0.837189 $0.951316 $0.891143 $0.660350 $1.000000	$1.003768 $0.951033 $1.032842 $1.180240 $0.974651 $0.837189 $0.951316 $0.891143 $0.660350	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AB Dynamic Allocation - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.063853 $1.084884 $1.045688 $0.993468 $0.953672 $0.952557 $0.886219 $0.686125 $1.000000	$1.068499 $1.063853 $1.084884 $1.045688 $0.993468 $0.953672 $0.952557 $0.886219 $0.686125	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Aegon Government Money Market - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.902321 $0.916223 $0.930420 $0.944779 $0.959457 $0.974252 $0.989272 $1.004520 $1.000000	$0.888629 $0.902321 $0.916223 $0.930420 $0.944779 $0.959457 $0.974252 $0.989272 $1.004520	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.441457 $1.529567 $1.499232 $1.431867 $1.241809 $1.206290 $1.092091 $0.755156 $1.000000	$1.632465 $1.441457 $1.529567 $1.499232 $1.431867 $1.241809 $1.206290 $1.092091 $0.755156	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.153189 $1.173117 $1.140852 $1.188076 $1.150613 $1.089055 $1.061109 $1.034155 $1.000000	$1.137228 $1.153189 $1.173117 $1.140852 $1.188076 $1.150613 $1.089055 $1.061109 $1.034155	0.000 0.000 0.000 0.000 0.000 129,513.501 0.000 0.000 0.000
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.153189 $1.173117 $1.140852 $1.188076 $1.150613 $1.089055 $1.061109 $1.034155 $1.000000	$1.137228 $1.153189 $1.173117 $1.140852 $1.188076 $1.150613 $1.089055 $1.061109 $1.034155	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.521149 $9.999579	$9.977287 $9.521149	0.000 0.000
TA Asset Allocation - Conservative - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.160201 $1.204007 $1.199290 $1.116393 $1.057680 $1.049304 $0.980219 $0.796946 $1.000000	$1.191722 $1.160201 $1.204007 $1.199290 $1.116393 $1.057680 $1.049304 $0.980219 $0.796946	159,392.015 159,392.015 159,392.015 117,129.440 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.196610 $1.241435 $1.230681 $0.988814 $0.893511 $0.962127 $0.852200 $0.668041 $1.000000	$1.246982 $1.196610 $1.241435 $1.230681 $0.988814 $0.893511 $0.962127 $0.852200 $0.668041	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Moderate Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.189405 $1.239058 $1.228210 $1.047729 $0.964043 $1.001760 $0.905022 $0.718729 $1.000000	$1.244556 $1.189405 $1.239058 $1.228210 $1.047729 $0.964043 $1.001760 $0.905022 $0.718729	0.000 44,320.485 44,320.485 44,215.080 45,846.230 46,080.654 46,040.432 65,793.344 71,919.744
TA Asset Allocation - Moderate - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.187659 $1.236694 $1.223921 $1.097634 $1.021653 $1.034439 $0.953778 $0.767498 $1.000000	$1.231045 $1.187659 $1.236694 $1.223921 $1.097634 $1.021653 $1.034439 $0.953778 $0.767498	162,951.193 267,656.756 283,025.148 297,670.912 298,939.959 158,745.510 89,012.855 124,653.289 133,838.961
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.313828 $1.387360 $1.258634 $0.983729 $0.896259 $0.888297 $0.818937 $0.731333 $1.000000	$1.482607 $1.313828 $1.387360 $1.258634 $0.983729 $0.896259 $0.888297 $0.818937 $0.731333	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount inception date March 21, 2016	2016	$9.998739	$10.463110	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.457359 $1.498334 $1.496765 $1.329572 $1.229001 $1.298946 $1.202788 $1.000000	$1.500613 $1.457359 $1.498334 $1.496765 $1.329572 $1.229001 $1.298946 $1.202788	47,552.026 121,338.823 123,273.503 124,007.826 122,214.114 123,374.640 0.000 0.000
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.422087 $10.244181	$9.313109 $9.422087	0.000 0.000
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.225567 $10.234261	$9.067960 $9.225567	0.000 0.000
TA BlackRock Smart Beta 50 - Service Class Subaccount inception date March 21, 2016	2016	$9.998739	$10.146904	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount inception date March 21, 2016	2016	$9.998739	$10.216069	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.646700 $1.674301 $1.618211 $1.462726 $1.350308 $1.321717 $1.206547 $1.000000	$1.701216 $1.646700 $1.674301 $1.618211 $1.462726 $1.350308 $1.321717 $1.206547	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Clarion Global Real Estate Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.192110 $1.221232 $1.094639 $1.071865 $0.871002 $0.941026 $0.828801 $0.632796 $1.000000	$1.178877 $1.192110 $1.221232 $1.094639 $1.071865 $0.871002 $0.941026 $0.828801 $0.632796	3,013.975 3,267.863 4,250.342 3,820.187 0.000 0.000 0.000 0.000 0.000
TA International Moderate Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.001661 $1.036735 $1.061162 $0.958174 $0.865117 $0.950094 $0.875177 $0.687197 $1.000000	$0.997027 $1.001661 $1.036735 $1.061162 $0.958174 $0.865117 $0.950094 $0.875177 $0.687197	0.000 50,931.061 50,931.061 51,445.613 50,431.635 51,430.770 48,411.106 68,112.618 74,974.451
TA Janus Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.194807 $1.211840 $1.141264 $0.973748 $0.879039 $1.000840 $0.985787 $0.986574	$1.225075 $1.194807 $1.211840 $1.141264 $0.973748 $0.879039 $1.000840 $0.985787	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.560858 $1.673108 $1.703491 $1.246072 $1.163399 $1.269200 $0.964859 $0.611926 $1.000000	$1.501691 $1.560858 $1.673108 $1.703491 $1.246072 $1.163399 $1.269200 $0.964859 $0.611926	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Jennison Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.900728 $1.737168 $1.606808 $1.188431 $1.045785 $1.070213 $0.970571 $0.700561 $1.000000	$1.836194 $1.900728 $1.737168 $1.606808 $1.188431 $1.045785 $1.070213 $0.970571 $0.700561	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Core Bond - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.060885 $1.073737 $1.037452 $1.076447 $1.043595 $1.000000	$1.066256 $1.060885 $1.073737 $1.037452 $1.076447 $1.043595	0.000 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.612940 $1.643770 $1.464644 $1.125620 $0.984665 $0.995172 $0.879896 $0.690972 $1.000000	$1.765035 $1.612940 $1.643770 $1.464644 $1.125620 $0.984665 $0.995172 $0.879896 $0.690972	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.069369 $2.165064 $1.912054 $1.476936 $1.247505 $1.245265 $1.029587 $0.985157	$2.328816 $2.069369 $2.165064 $1.912054 $1.476936 $1.247505 $1.245265 $1.029587	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.120369 $1.142315 $1.091470 $1.052690 $0.994783 $1.000000	$1.149550 $1.120369 $1.142315 $1.091470 $1.052690 $0.994783	0.000 0.000 0.000 0.000 0.000 0.000
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.119013 $1.160456 $1.086300 $1.008581 $1.000000	$1.094597 $1.119013 $1.160456 $1.086300 $1.008581	0.000 0.000 0.000 0.000 0.000
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.163222 $1.217153 $1.142576 $1.003629 $1.000000	$1.134195 $1.163222 $1.217153 $1.142576 $1.003629	0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.191804 $1.232078 $1.196729 $1.090599 $1.021799 $1.022598 $0.938137 $0.817541 $1.000000	$1.217707 $1.191804 $1.232078 $1.196729 $1.090599 $1.021799 $1.022598 $0.938137 $0.817541	280,185.440 296,581.845 311,918.147 326,967.449 279,442.545 118,203.043 120,682.721 122,915.807 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.230576 $1.258309 $1.214174 $1.147291 $1.092843 $1.075590 $0.998190 $0.999958	$1.261231 $1.230576 $1.258309 $1.214174 $1.147291 $1.092843 $1.075590 $0.998190	13,448.624 14,172.071 14,358.762 14,535.127 14,712.354 0.000 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.185152 $1.247349 $1.218305 $1.041556 $0.948214 $0.973918 $0.875203 $0.721522 $1.000000	$1.221601 $1.185152 $1.247349 $1.218305 $1.041556 $0.948214 $0.973918 $0.875203 $0.721522	6,485.253 6,355.431 8,201.902 3,648.648 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Market Participation Strategy - Service Class Subaccount inception date September 17, 2012	2016 2015 2014 2013 2012	$1.129126 $1.185044 $1.113805 $0.989610 $1.000000	$1.158206 $1.129126 $1.185044 $1.113805 $0.989610	3,347.370 3,415.723 4,528.916 46,938.737 0.000
TA MFS International Equity - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.137066 $1.157493 $1.242671 $1.071541 $0.892917 $1.009931 $0.929764 $0.714003 $1.000000	$1.118263 $1.137066 $1.157493 $1.242671 $1.071541 $0.892917 $1.009931 $0.929764 $0.714003	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Capital Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.896180 $1.727732 $1.658530 $1.138867 $1.003959 $1.084419 $0.866511 $0.689795 $1.000000	$1.820570 $1.896180 $1.727732 $1.658530 $1.138867 $1.003959 $1.084419 $0.866511 $0.689795	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.562901 $1.588128 $1.459528 $1.258674 $1.137298 $1.113133 $0.912452 $0.735747 $1.000000	$1.656658 $1.562901 $1.588128 $1.459528 $1.258674 $1.137298 $1.113133 $0.912452 $0.735747	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.029940 $1.073236 $1.010717 $0.917670 $0.922901 $0.970248 $1.020612 $0.998161	$1.068827 $1.029940 $1.073236 $1.010717 $0.917670 $0.922901 $0.970248 $1.020612	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.987131 $1.023688 $0.956145 $0.897748 $0.898047 $0.985454 $1.022364 $0.997267	$1.020497 $0.987131 $1.023688 $0.956145 $0.897748 $0.898047 $0.985454 $1.022364	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date November 19,2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.987279 $1.038479 $0.991192 $0.861741 $0.869166 $0.998612 $1.021282 $0.996399	$1.019620 $0.987279 $1.038479 $0.991192 $0.861741 $0.869166 $0.998612 $1.021282	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.187399 $1.199599 $1.167537 $1.219352 $1.153850 $1.105903 $1.050200 $0.921360 $1.000000	$1.198256 $1.187399 $1.199599 $1.167537 $1.219352 $1.153850 $1.105903 $1.050200 $0.921360	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PineBridge Inflation Opportunities- Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$0.967734 $1.011740 $0.993859 $1.115820 $1.066070 $1.000000	$0.989240 $0.967734 $1.011740 $0.993859 $1.115820 $1.066070	0.000 0.000 0.000 0.000 0.000 0.000
TA ProFunds UltraBear Fund - Service Class OAM Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.080322 $0.087972 $0.120042 $0.222069 $0.319599 $0.405419 $0.562151 $1.000000	$0.060430 $0.080322 $0.087972 $0.120042 $0.222069 $0.319599 $0.405419 $0.562151	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.065673 $1.108356 $1.086369 $1.030348 $0.979952 $1.000000	$1.077238 $1.065673 $1.108356 $1.086369 $1.030348 $0.979952	14,993.854 15,800.414 16,008.563 16,205.186 16,402.755 0.000
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.078358 $1.171638 $1.152626 $1.004652 $0.919566 $1.000000	$1.082816 $1.078358 $1.171638 $1.152626 $1.004652 $0.919566	0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.077486 $1.143079 $1.120291 $1.023855 $0.960147 $1.000000	$1.084248 $1.077486 $1.143079 $1.120291 $1.023855 $0.960147	0.000 0.000 0.000 0.000 0.000 0.000
TA Small Mid Cap Value - Service Class(5) Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.726753 $1.802803 $1.744667 $1.302361 $1.139804 $1.191491 $0.930370 $0.661155 $1.000000	$2.054256 $1.726753 $1.802803 $1.744667 $1.302361 $1.139804 $1.191491 $0.930370 $0.661155	2,205.400 2,193.439 2,862.430 2,673.797 0.000 0.000 0.000 0.000 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.177622 $2.164733 $2.069107 $1.462200 $1.286667 $1.287095 $0.974957 $0.715727 $1.000000	$2.380388 $2.177622 $2.164733 $2.069107 $1.462200 $1.286667 $1.287095 $0.974957 $0.715727	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Torray Concentrated Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.615694 $1.671430 $1.546588 $1.182573 $1.028026 $1.071076 $0.914975 $0.640419 $1.000000	$1.694148 $1.615694 $1.671430 $1.546588 $1.182573 $1.028026 $1.071076 $0.914975 $0.640419	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA TS&W International Equity - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.978685 $0.983628 $1.055676 $0.864050 $0.753637 $0.895795 $0.840711 $0.679315 $1.000000	$0.971175 $0.978685 $0.983628 $1.055676 $0.864050 $0.753637 $0.895795 $0.840711 $0.679315	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA WMC US Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.402563 $1.335980 $1.224071 $0.940758 $0.846541 $0.894794 $0.773452 $0.609356 $1.000000	$1.416308 $1.402563 $1.335980 $1.224071 $0.940758 $0.846541 $0.894794 $0.773452 $0.609356	2,749.460 2,857.897 4,103.138 3,793.270 0.000 0.000 0.000 0.000 0.000

Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.731466 $1.735842 $1.645735 $1.437340 $1.287519 $1.348649 $1.241690 $1.013201 $1.000000	$1.780887 $1.731466 $1.735842 $1.645735 $1.437340 $1.287519 $1.348649 $1.241690 $1.013201	3,670.906 5,218.080 35,920.268 44,839.770 64,279.536 74,746.888 29,083.958 0.000 0.000
AB Growth and Income Portfolio – Class B Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.570496 $1.569321 $1.455313 $1.095869 $0.947361 $0.905178 $0.813301 $0.684910 $1.000000	$1.721173 $1.570496 $1.569321 $1.455313 $1.095869 $0.947361 $0.905178 $0.813301 $0.684910	33,658.349 35,157.591 39,792.371 40,395.478 38,534.613 11,412.113 12,261.640 6,283.361 0.000
AB Large Cap Growth Portfolio – Class B Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.961295 $1.793126 $1.596396 $1.180983 $1.025699 $1.080057 $0.996650 $0.736731 $1.000000	$1.980807 $1.961295 $1.793126 $1.596396 $1.180983 $1.025699 $1.080057 $0.996650 $0.736731	8,506.261 8,768.175 9,046.431 9,325.411 9,840.568 10,161.763 10,619.078 5,142.446 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
American Funds - Asset Allocation FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.599864 $1.603814 $1.546823 $1.271197 $1.112202 $1.116045 $1.008341 $0.989786	$1.722068 $1.599864 $1.603814 $1.546823 $1.271197 $1.112202 $1.116045 $1.008341	417,394.710 211,355.004 213,799.306 216,149.928 187,232.839 85,277.253 0.000 0.000
American Funds - Bond FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.107573 $1.122778 $1.084086 $1.126285 $1.086583 $1.040930 $0.994045 $1.000907	$1.121726 $1.107573 $1.122778 $1.084086 $1.126285 $1.086583 $1.040930 $0.994045	52,316.809 91,044.946 84,339.825 59,212.770 58,119.572 43,933.828 0.000 0.000
American Funds - Growth FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.837229 $1.747690 $1.637211 $1.279158 $1.103037 $1.171289 $1.003196 $0.986489	$1.978977 $1.837229 $1.747690 $1.637211 $1.279158 $1.103037 $1.171289 $1.003196	1,526.564 0.000 0.000 38.928 1,261.415 0.000 0.000 0.000
American Funds - Growth-Income FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.760520 $1.763911 $1.620669 $1.234003 $1.067792 $1.105609 $1.008590 $0.986810	$1.931572 $1.760520 $1.763911 $1.620669 $1.234003 $1.067792 $1.105609 $1.008590	32,680.654 16,056.087 16,102.764 16,148.412 15,967.266 3,762.660 0.000 0.000
American Funds - International FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.093127 $1.163848 $1.215309 $1.015628 $0.875670 $1.034575 $0.980699 $0.982919	$1.113410 $1.093127 $1.163848 $1.215309 $1.015628 $0.875670 $1.034575 $0.980699	72,820.852 64,019.443 73,102.552 50,245.836 46,634.112 0.000 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.436921 $1.451099 $1.336764 $1.135800 $1.002612 $1.056538 $0.909333 $0.666271 $1.000000	$1.516783 $1.436921 $1.451099 $1.336764 $1.135800 $1.002612 $1.056538 $0.909333 $0.666271	194,146.783 216,957.402 202,064.197 218,549.689 236,794.180 126,150.062 133,783.613 48,884.697 0.000
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.692476 $1.708228 $1.550572 $1.200049 $1.047292 $1.091802 $0.946333 $0.707993 $1.000000	$1.799084 $1.692476 $1.708228 $1.550572 $1.200049 $1.047292 $1.091802 $0.946333 $0.707993	85,531.772 31,990.180 39,224.839 23,519.322 18,695.763 4,635.498 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.340616 $1.418849 $1.325594 $1.051017 $0.910068 $0.916330 $0.808146 $0.630602 $1.000000	$1.557056 $1.340616 $1.418849 $1.325594 $1.051017 $0.910068 $0.916330 $0.808146 $0.630602	9,903.075 10,207.998 10,531.951 10,856.738 11,456.491 11,830.425 12,287.480 6,283.385 0.000
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.877682 $1.780126 $1.625184 $1.211114 $1.073008 $1.087816 $0.890093 $0.704967 $1.000000	$1.862923 $1.877682 $1.780126 $1.625184 $1.211114 $1.073008 $1.087816 $0.890093 $0.704967	0.000 0.000 0.000 0.000 0.000 3,983.499 3,994.215 0.000 0.000
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.708157 $1.759887 $1.682180 $1.254799 $1.110157 $1.262085 $0.994856 $0.721487 $1.000000	$1.886435 $1.708157 $1.759887 $1.682180 $1.254799 $1.110157 $1.262085 $0.994856 $0.721487	49,810.829 32,876.037 35,124.761 19,205.675 19,593.020 2,969.019 0.000 0.000 0.000
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.584836 $1.659167 $1.578739 $1.229061 $0.980400 $1.092322 $0.876275 $0.565127 $1.000000	$1.708777 $1.584836 $1.659167 $1.578739 $1.229061 $0.980400 $1.092322 $0.876275 $0.565127	5,573.164 5,715.607 9,828.730 8,574.798 6,297.700 5,478.196 5,298.944 2,943.965 0.000
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount inception date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.726669 $1.869208 $1.846450 $1.515313 $1.335538 $1.378581 $1.269276 $0.990519 $1.000000	$1.921053 $1.726669 $1.869208 $1.846450 $1.515313 $1.335538 $1.378581 $1.269276 $0.990519	62,222.540 63,269.823 138,335.156 145,358.817 148,531.317 188,621.472 120,809.632 41,562.948 0.000
Franklin Income VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.197407 $1.305680 $1.264918 $1.125133 $1.012310 $1.002056 $0.901353 $0.673706 $1.000000	$1.347192 $1.197407 $1.305680 $1.264918 $1.125133 $1.012310 $1.002056 $0.901353 $0.673706	52,224.839 53,364.955 62,403.744 63,526.258 78,449.833 39,731.144 37,779.341 14,437.265 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Franklin Mutual Shares VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.127935 $1.202527 $1.137729 $0.899010 $0.797600 $0.816859 $0.744529 $0.598643 $1.000000	$1.291672 $1.127935 $1.202527 $1.137729 $0.899010 $0.797600 $0.816859 $0.744529 $0.598643	4,251.155 4,306.878 4,360.301 4,409.857 6,255.468 16,139.215 10,041.968 0.000 0.000
Invesco V.I. American Franchise Fund – Series II Shares Subaccount inception date April 27, 2012	2016 2015 2014 2013 2012	$1.467272 $1.419647 $1.330156 $0.964341 $1.000000	$1.476975 $1.467272 $1.419647 $1.330156 $0.964341	0.000 0.000 0.000 0.000 0.000
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.097545 $1.245025 $1.186095 $0.902001 $0.777048 $0.815197 $0.772554 $0.529976 $1.000000	$1.277050 $1.097545 $1.245025 $1.186095 $0.902001 $0.777048 $0.815197 $0.772554 $0.529976	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.194023 $2.142918 $1.934963 $1.485227 $1.286788 $1.326033 $1.070693 $0.751255 $1.000000	$2.426916 $2.194023 $2.142918 $1.934963 $1.485227 $1.286788 $1.326033 $1.070693 $0.751255	6,905.048 7,117.657 7,343.533 7,569.997 7,988.180 8,248.915 8,747.941 4,884.858 0.000
Janus Aspen – Global Research Portfolio – Service Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.395742 $1.451339 $1.372372 $1.085978 $0.918329 $1.082069 $0.949336 $0.700233 $1.000000	$1.402225 $1.395742 $1.451339 $1.372372 $1.085978 $0.918329 $1.082069 $0.949336 $0.700233	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
MFS ® New Discovery Series – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.938685 $2.007947 $2.199934 $1.578842 $1.323653 $1.498777 $1.117395 $0.695106 $1.000000	$2.081249 $1.938685 $2.007947 $2.199934 $1.578842 $1.323653 $1.498777 $1.117395 $0.695106	3,207.066 3,249.110 3,289.410 7,185.180 7,224.461 3,115.037 0.000 0.000 0.000
MFS ® Total Return Series – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.434116 $1.461956 $1.368944 $1.168470 $1.067598 $1.065099 $0.984626 $0.847673 $1.000000	$1.539810 $1.434116 $1.461956 $1.368944 $1.168470 $1.067598 $1.065099 $0.984626 $0.847673	3,103.114 3,143.796 3,182.789 3,218.975 3,256.981 5,999.406 2,708.935 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
State Street Total Return V.I.S. Fund - Class 3(2)(4) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.294163 $1.332113 $1.287446 $1.140419 $1.031774 $1.081241 $1.003978 $0.988818	$1.351952 $1.294163 $1.332113 $1.287446 $1.140419 $1.031774 $1.081241 $1.003978	101,794.016 104,011.074 140,334.923 142,120.889 143,889.925 53,102.268 36,474.844 0.000
Templeton Foreign VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.918624 $0.995674 $1.135523 $0.935867 $0.802287 $0.909866 $0.850624 $0.629081 $1.000000	$0.971462 $0.918624 $0.995674 $1.135523 $0.935867 $0.802287 $0.909866 $0.850624 $0.629081	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA AB Dynamic Allocation - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.219951 $1.241622 $1.194407 $1.132536 $1.085017 $1.081617 $1.004309 $0.776017 $1.000000	$1.227698 $1.219951 $1.241622 $1.194407 $1.132536 $1.085017 $1.081617 $1.004309 $0.776017	141,942.664 156,288.701 127,615.862 154,860.838 135,876.225 55,201.813 27,630.061 0.000 0.000
TA Aegon Government Money Market - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.962219 $0.975149 $0.988273 $1.001549 $1.015109 $1.028709 $1.042562 $1.056474 $1.000000	$0.949464 $0.962219 $0.975149 $0.988273 $1.001549 $1.015109 $1.028709 $1.042562 $1.056474	128,037.837 133,033.595 119,049.486 117,457.638 201,394.439 142,552.867 0.000 0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.522674 $1.612567 $1.577476 $1.503632 $1.301471 $1.261764 $1.140061 $0.786775 $1.000000	$1.727836 $1.522674 $1.612567 $1.577476 $1.503632 $1.301471 $1.261764 $1.140061 $0.786775	69,778.415 56,161.911 51,230.005 46,029.575 7,101.293 24,976.974 0.000 0.000 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.283747 $1.303363 $1.265027 $1.314792 $1.270813 $1.200456 $1.167362 $1.135462 $1.000000	$1.268458 $1.283747 $1.303363 $1.265027 $1.314792 $1.270813 $1.200456 $1.167362 $1.135462	39,071.921 41,785.023 28,954.198 22,282.631 239,552.143 99,474.743 8,455.413 42,148.960 4,624.470

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.283747 $1.303363 $1.265027 $1.314792 $1.270813 $1.200456 $1.167362 $1.135462 $1.000000	$1.268458 $1.283747 $1.303363 $1.265027 $1.314792 $1.270813 $1.200456 $1.167362 $1.135462	0.000 0.000 0.000 0.000 43,674.551 198,870.828 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.533745 $9.999633	$10.010147 $9.533745	0.000 0.000
TA Asset Allocation - Conservative - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.261293 $1.306330 $1.298651 $1.206501 $1.140786 $1.129528 $1.053085 $0.854498 $1.000000	$1.298093 $1.261293 $1.306330 $1.298651 $1.206501 $1.140786 $1.129528 $1.053085 $0.854498	1,963,809.105 3,036,372.440 3,347,285.340 3,318,007.112 3,371,257.974 2,999,758.226 1,814,396.815 188,299.974 11,419.384
TA Asset Allocation - Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.274082 $1.319202 $1.305194 $1.046620 $0.943871 $1.014359 $0.896693 $0.701538 $1.000000	$1.330327 $1.274082 $1.319202 $1.305194 $1.046620 $0.943871 $1.014359 $0.896693 $0.701538	0.000 0.000 143,319.534 182,195.497 143,319.534 143,319.534 143,319.534 0.000 0.000
TA Asset Allocation - Moderate Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.289077 $1.340243 $1.325877 $1.128817 $1.036594 $1.075034 $0.969304 $0.768272 $1.000000	$1.351488 $1.289077 $1.340243 $1.325877 $1.128817 $1.036594 $1.075034 $0.969304 $0.768272	2,728,109.246 2,819,307.238 2,864,396.075 3,113,061.946 2,820,844.186 2,624,764.901 2,636,130.430 513,590.539 312,582.153
TA Asset Allocation - Moderate - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.305567 $1.356795 $1.340144 $1.199511 $1.114272 $1.125994 $1.036156 $0.832153 $1.000000	$1.355938 $1.305567 $1.356795 $1.340144 $1.199511 $1.114272 $1.125994 $1.036156 $0.832153	7,555,594.906 8,195,808.146 8,815,534.968 8,661,912.604 6,976,664.776 4,574,174.362 1,852,123.291 104,231.246 0.000
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.325287 $1.396695 $1.264609 $0.986460 $0.896973 $0.887259 $0.816360 $0.727603 $1.000000	$1.498466 $1.325287 $1.396695 $1.264609 $0.986460 $0.896973 $0.887259 $0.816360 $0.727603	0.000 0.000 0.000 0.000 6,119.390 0.000 0.000 0.000 0.000
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount inception date March 21, 2016	2016	$9.998901	$10.479297	0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock Global Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.476616 $1.515145 $1.510574 $1.339201 $1.235451 $1.303203 $1.204369 $1.000000	$1.523427 $1.476616 $1.515145 $1.510574 $1.339201 $1.235451 $1.303203 $1.204369	490,902.604 766,919.135 924,031.248 978,471.294 868,573.908 685,326.952 294,738.888 47,971.039
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.443434 $10.253866	$9.352576 $9.443434	0.000 0.000
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.246479 $10.243934	$9.106406 $9.246479	0.000 0.000
TA BlackRock Smart Beta 50 - Service Class Subaccount inception date March 21, 2016	2016	$9.998901	$10.162603	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount inception date March 21, 2016	2016	$9.998901	$10.231880	0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.668502 $1.693125 $1.633185 $1.473344 $1.357406 $1.326059 $1.208137 $1.000000	$1.727137 $1.668502 $1.693125 $1.633185 $1.473344 $1.357406 $1.326059 $1.208137	676,889.170 743,079.843 869,102.621 932,523.951 695,128.944 220,684.387 149,394.600 65,206.966
TA Clarion Global Real Estate Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.192827 $1.219570 $1.091001 $1.066194 $0.864673 $0.932344 $0.819542 $0.624497 $1.000000	$1.181910 $1.192827 $1.219570 $1.091001 $1.066194 $0.864673 $0.932344 $0.819542 $0.624497	7,498.331 7,606.175 7,710.348 7,834.332 8,708.543 0.000 0.000 0.000 0.000
TA International Moderate Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.080821 $1.116468 $1.140546 $1.027832 $0.926172 $1.015153 $0.933263 $0.731368 $1.000000	$1.077937 $1.080821 $1.116468 $1.140546 $1.027832 $0.926172 $1.015153 $0.933263 $0.731368	609,060.400 625,171.299 602,223.858 558,941.020 420,993.757 208,385.183 192,438.686 37,514.915 114,837.069
TA Janus Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.209325 $1.224146 $1.150585 $0.979772 $0.882718 $1.003055 $0.986015 $0.986579	$1.242413 $1.209325 $1.224146 $1.150585 $0.979772 $0.882718 $1.003055 $0.986015	765,910.963 770,547.411 901,260.569 909,281.479 252,047.115 49,027.062 0.000 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.840708 $1.969191 $2.000997 $1.460812 $1.361196 $1.482058 $1.124465 $0.711744 $1.000000	$1.774411 $1.840708 $1.969191 $2.000997 $1.460812 $1.361196 $1.482058 $1.124465 $0.711744	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Jennison Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.087235 $1.903864 $1.757528 $1.297342 $1.139370 $1.163696 $1.053274 $0.758759 $1.000000	$2.020334 $2.087235 $1.903864 $1.757528 $1.297342 $1.139370 $1.163696 $1.053274 $0.758759	2,279.683 2,360.794 6,995.676 7,077.051 7,032.328 0.000 0.000 0.000 0.000
TA JPMorgan Core Bond - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.070679 $1.081512 $1.042904 $1.079983 $1.044962 $1.000000	$1.078216 $1.070679 $1.081512 $1.042904 $1.079983 $1.044962	26,663.043 51,169.366 71,040.308 70,193.499 83,899.353 0.000
TA JPMorgan Enhanced Index - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.681243 $1.710002 $1.520662 $1.166379 $1.018313 $1.027166 $0.906401 $0.710391 $1.000000	$1.843394 $1.681243 $1.710002 $1.520662 $1.166379 $1.018313 $1.027166 $0.906401 $0.710391	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.094506 $2.187050 $1.927662 $1.486072 $1.252729 $1.248015 $1.029829 $0.985162	$2.361739 $2.094506 $2.187050 $1.927662 $1.486072 $1.252729 $1.248015 $1.029829	3,758.322 3,854.710 7,631.547 6,999.921 8,021.442 1,663.803 0.000 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.130711 $1.150596 $1.097217 $1.056147 $0.996095 $1.000000	$1.162459 $1.130711 $1.150596 $1.097217 $1.056147 $0.996095	652,607.566 693,429.298 792,189.671 797,044.478 953,937.802 199,691.743
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.127118 $1.166563 $1.089869 $1.009910 $1.000000	$1.104697 $1.127118 $1.166563 $1.089869 $1.009910	196,265.635 271,383.427 275,083.248 278,323.108 138,206.073
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.171647 $1.223553 $1.146324 $1.004945 $1.000000	$1.144653 $1.171647 $1.223553 $1.146324 $1.004945	588,000.403 642,153.928 732,599.381 648,489.131 495,269.066
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.209948 $1.248382 $1.210188 $1.100696 $1.029201 $1.027987 $0.941222 $0.818617 $1.000000	$1.238673 $1.209948 $1.248382 $1.210188 $1.100696 $1.029201 $1.027987 $0.941222 $0.818617	3,355,918.725 4,805,603.637 4,534,656.355 4,606,330.007 4,448,578.561 3,263,621.180 1,811,157.512 1,448,608.445 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.245521 $1.271079 $1.224074 $1.154373 $1.097415 $1.077970 $0.998420 $0.999963	$1.279058 $1.245521 $1.271079 $1.224074 $1.154373 $1.097415 $1.077970 $0.998420	1,261,922.612 1,394,988.640 1,584,312.320 1,810,148.837 1,625,762.442 1,286,283.982 132,407.349 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.203205 $1.263875 $1.232013 $1.051214 $0.955110 $0.979076 $0.878101 $0.722483 $1.000000	$1.242647 $1.203205 $1.263875 $1.232013 $1.051214 $0.955110 $0.979076 $0.878101 $0.722483	2,426,367.768 2,432,676.484 2,628,282.083 2,563,145.516 1,408,654.667 400,040.987 460,651.787 357,582.595 0.000
TA Market Participation Strategy - Service Class Subaccount inception date September 17, 2012	2016 2015 2014 2013 2012	$1.136475 $1.190405 $1.116638 $0.990169 $1.000000	$1.168042 $1.136475 $1.190405 $1.116638 $0.990169	94,581.279 113,454.052 116,248.445 118,679.679 38,322.731
TA MFS International Equity - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.225695 $1.245265 $1.334268 $1.148257 $0.954955 $1.077972 $0.990450 $0.759102 $1.000000	$1.207803 $1.225695 $1.245265 $1.334268 $1.148257 $0.954955 $1.077972 $0.990450 $0.759102	17,108.619 16,823.888 17,000.215 17,096.471 14,596.114 0.000 0.000 0.000 0.000
TA Morgan Stanley Capital Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.949129 $1.772487 $1.698140 $1.163781 $1.023899 $1.103793 $0.880266 $0.699365 $1.000000	$1.875089 $1.949129 $1.772487 $1.698140 $1.163781 $1.023899 $1.103793 $0.880266 $0.699365	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.700902 $1.724952 $1.582146 $1.361726 $1.227972 $1.199514 $0.981329 $0.789735 $1.000000	$1.806480 $1.700902 $1.724952 $1.582146 $1.361726 $1.227972 $1.199514 $0.981329 $0.789735	426,620.694 43,796.275 44,301.689 57,240.125 57,184.072 87,734.718 34,407.002 39,559.968 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.042489 $1.084158 $1.018991 $0.923358 $0.926774 $0.972395 $1.020848 $0.998166	$1.083984 $1.042489 $1.084158 $1.018991 $0.923358 $0.926774 $0.972395 $1.020848	98,571.522 185,526.267 192,005.228 199,298.706 117,316.040 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.999122 $1.034089 $0.963961 $0.903308 $0.901811 $0.987642 $1.022603 $0.997273	$1.034919 $0.999122 $1.034089 $0.963961 $0.903308 $0.901811 $0.987642 $1.022603	63,917.981 66,851.044 68,616.472 70,350.104 42,221.104 0.000 0.000 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.999286 $1.049029 $0.999296 $0.867065 $0.872790 $1.000799 $1.021517 $0.996405	$1.034043 $0.999286 $1.049029 $0.999296 $0.867065 $0.872790 $1.000799 $1.021517	10,971.612 11,146.263 8,294.527 0.000 0.000 0.000 0.000 0.000
TA PIMCO Total Return - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.377117 $1.388539 $1.348764 $1.405843 $1.327694 $1.270029 $1.203687 $1.053935 $1.000000	$1.392454 $1.377117 $1.388539 $1.348764 $1.405843 $1.327694 $1.270029 $1.203687 $1.053935	446,875.763 517,912.021 613,754.578 730,685.699 1,019,273.087 675,744.719 501,409.194 8,932.347 4,968.075
TA PineBridge Inflation Opportunities- Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$0.976685 $1.019087 $0.999098 $1.119495 $1.067467 $1.000000	$1.000351 $0.976685 $1.019087 $0.999098 $1.119495 $1.067467	93,952.396 88,355.328 129,935.147 453,183.544 705,173.330 36,088.901
TA ProFunds UltraBear Fund - Service Class OAM Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.081384 $0.088962 $0.121151 $0.223685 $0.321281 $0.406761 $0.562904 $1.000000	$0.061370 $0.081384 $0.088962 $0.121151 $0.223685 $0.321281 $0.406761 $0.562904	629,131.781 438,777.413 144,125.792 146,102.103 149,462.921 142,405.329 0.000 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.075544 $1.116425 $1.092101 $1.033744 $0.981233 $1.000000	$1.089355 $1.075544 $1.116425 $1.092101 $1.033744 $0.981233	112,334.994 128,776.386 129,356.235 228,178.984 239,697.622 73,219.503
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.088324 $1.180140 $1.158703 $1.007957 $0.920764 $1.000000	$1.094990 $1.088324 $1.180140 $1.158703 $1.007957 $0.920764	434,760.516 591,814.585 718,109.837 549,265.017 342,231.272 56,296.409
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.087459 $1.151387 $1.126199 $1.027230 $0.961403 $1.000000	$1.096434 $1.087459 $1.151387 $1.126199 $1.027230 $0.961403	235,349.334 344,577.388 430,985.455 441,611.430 414,216.304 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Small Mid Cap Value - Service Class(5) Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.753980 $1.827623 $1.765205 $1.315104 $1.148687 $1.198420 $0.933933 $0.662384 $1.000000	$2.090752 $1.753980 $1.827623 $1.765205 $1.315104 $1.148687 $1.198420 $0.933933 $0.662384	18,608.245 19,788.047 21,587.500 20,074.337 18,704.792 10,941.450 0.000 0.000 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.266106 $2.248255 $2.144701 $1.512641 $1.328419 $1.326242 $1.002632 $0.734596 $1.000000	$2.481999 $2.266106 $2.248255 $2.144701 $1.512641 $1.328419 $1.326242 $1.002632 $0.734596	22,836.190 22,183.382 27,370.979 14,727.503 14,328.947 2,577.705 2,584.638 0.000 0.000
TA Torray Concentrated Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.744228 $1.800840 $1.663047 $1.269113 $1.101078 $1.144931 $0.976138 $0.681893 $1.000000	$1.832514 $1.744228 $1.800840 $1.663047 $1.269113 $1.101078 $1.144931 $0.976138 $0.681893	21,633.207 21,934.017 26,064.407 26,324.593 26,301.868 3,593.614 0.000 0.000 0.000
TA TS&W International Equity - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.112903 $1.116322 $1.195729 $0.976755 $0.850245 $1.008617 $0.944731 $0.761851 $1.000000	$1.106522 $1.112903 $1.116322 $1.195729 $0.976755 $0.850245 $1.008617 $0.944731 $0.761851	4,872.890 5,022.928 5,182.334 5,342.143 5,637.253 5,821.254 5,282.777 2,667.780 0.000
TA WMC US Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.539734 $1.463769 $1.338530 $1.026695 $0.922026 $0.972667 $0.839103 $0.659774 $1.000000	$1.557881 $1.539734 $1.463769 $1.338530 $1.026695 $0.922026 $0.972667 $0.839103 $0.659774	16,155.235 16,523.697 17,285.352 17,668.708 15,430.916 5,668.701 0.000 0.000 0.000

Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.756004 $1.756984 $1.662511 $1.449139 $1.295512 $1.354352 $1.244488 $1.013482 $1.000000	$1.809668 $1.756004 $1.756984 $1.662511 $1.449139 $1.295512 $1.354352 $1.244488 $1.013482	26,517.106 25,761.293 25,225.785 17,676.881 13,961.800 14,172.067 8,527.401 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Growth and Income Portfolio – Class B Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.600027 $1.595660 $1.476810 $1.109857 $0.957560 $0.913114 $0.818808 $0.688192 $1.000000	$1.757006 $1.600027 $1.595660 $1.476810 $1.109857 $0.957560 $0.913114 $0.818808 $0.688192	102,531.571 113,678.675 114,193.090 128,521.386 39,248.231 37,222.161 15,015.116 15,369.477 0.000
AB Large Cap Growth Portfolio – Class B Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.998169 $1.823239 $1.620009 $1.196094 $1.036757 $1.089549 $1.003420 $0.740273 $1.000000	$2.022025 $1.998169 $1.823239 $1.620009 $1.196094 $1.036757 $1.089549 $1.003420 $0.740273	0.000 0.000 0.000 11,503.564 11,983.993 12,502.382 13,031.792 12,745.525 0.000
American Funds - Asset Allocation FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.619261 $1.620072 $1.559421 $1.279028 $1.116841 $1.118495 $1.008574 $0.989791	$1.746384 $1.619261 $1.620072 $1.559421 $1.279028 $1.116841 $1.118495 $1.008574	491,413.465 194,698.148 183,379.553 184,441.678 185,535.899 183,558.937 95,244.779 0.000
American Funds - Bond FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.121015 $1.134155 $1.092923 $1.133226 $1.091117 $1.043227 $0.994279 $1.000912	$1.137573 $1.121015 $1.134155 $1.092923 $1.133226 $1.091117 $1.043227 $0.994279	291,292.934 253,104.076 55,555.014 95,651.696 132,696.117 37,745.190 0.000 0.000
American Funds - Growth FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.859507 $1.765400 $1.650551 $1.287044 $1.107639 $1.173868 $1.003429 $0.986494	$2.006912 $1.859507 $1.765400 $1.650551 $1.287044 $1.107639 $1.173868 $1.003429	57,478.186 69,942.596 76,984.755 82,724.199 53,780.613 2,153.957 0.000 0.000
American Funds - Growth-Income FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.781872 $1.781794 $1.633873 $1.241615 $1.072250 $1.108033 $1.008820 $0.986815	$1.958850 $1.781872 $1.781794 $1.633873 $1.241615 $1.072250 $1.108033 $1.008820	55,777.968 61,811.387 62,615.346 63,580.630 15,199.295 4,230.362 0.000 0.000
American Funds - International FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.106414 $1.175674 $1.225234 $1.021914 $0.879338 $1.036866 $0.980928 $0.982925	$1.129166 $1.106414 $1.175674 $1.225234 $1.021914 $0.879338 $1.036866 $0.980928	266,551.901 285,631.622 295,638.950 305,204.801 147,475.292 95,599.218 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.458855 $1.470337 $1.351815 $1.146318 $1.009892 $1.062126 $0.912345 $0.667157 $1.000000	$1.542969 $1.458855 $1.470337 $1.351815 $1.146318 $1.009892 $1.062126 $0.912345 $0.667157	128,734.915 47,969.788 54,012.208 126,688.857 33,068.483 31,878.042 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.724305 $1.736918 $1.573506 $1.215402 $1.058584 $1.101400 $0.952779 $0.711414 $1.000000	$1.836540 $1.724305 $1.736918 $1.573506 $1.215402 $1.058584 $1.101400 $0.952779 $0.711414	276,560.197 292,776.749 328,199.303 336,512.082 183,999.266 185,301.098 5,046.576 0.000 0.000
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.365829 $1.442688 $1.345208 $1.064468 $0.919880 $0.924383 $0.813629 $0.633631 $1.000000	$1.589470 $1.365829 $1.442688 $1.345208 $1.064468 $0.919880 $0.924383 $0.813629 $0.633631	7,167.300 7,259.381 7,346.384 20,942.194 21,583.948 22,275.244 15,167.800 15,077.683 0.000
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.912927 $1.809963 $1.649159 $1.226558 $1.084537 $1.097337 $0.896121 $0.708345 $1.000000	$1.901631 $1.912927 $1.809963 $1.649159 $1.226558 $1.084537 $1.097337 $0.896121 $0.708345	3,917.158 3,967.481 4,015.034 4,060.226 4,102.531 4,146.594 0.000 0.000 0.000
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.740234 $1.789405 $1.707028 $1.270814 $1.122098 $1.273153 $1.001619 $0.724948 $1.000000	$1.925640 $1.740234 $1.789405 $1.707028 $1.270814 $1.122098 $1.273153 $1.001619 $0.724948	110,951.101 113,100.832 131,847.880 134,831.400 137,501.794 143,333.290 0.000 0.000 0.000
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.614638 $1.687021 $1.602074 $1.244771 $0.990959 $1.101924 $0.882219 $0.567846 $1.000000	$1.744340 $1.614638 $1.687021 $1.602074 $1.244771 $0.990959 $1.101924 $0.882219 $0.567846	0.000 0.000 0.000 6,170.464 6,428.159 6,707.008 6,602.774 6,918.948 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount inception date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.751165 $1.891986 $1.865274 $1.527736 $1.343822 $1.384396 $1.272117 $0.990788 $1.000000	$1.952137 $1.751165 $1.891986 $1.865274 $1.527736 $1.343822 $1.384396 $1.272117 $0.990788	93,531.750 101,090.287 120,425.974 124,020.777 125,421.157 111,575.528 39,396.590 10,109.621 0.000
Franklin Income VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.218099 $1.325618 $1.281702 $1.137811 $1.021688 $1.009344 $0.906113 $0.675928 $1.000000	$1.373171 $1.218099 $1.325618 $1.281702 $1.137811 $1.021688 $1.009344 $0.906113 $0.675928	59,039.288 75,797.177 77,154.057 111,033.686 113,686.058 97,674.721 32,516.030 35,400.499 0.000
Franklin Mutual Shares VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.147441 $1.220904 $1.152833 $0.909149 $0.804987 $0.822800 $0.748473 $0.600622 $1.000000	$1.316593 $1.147441 $1.220904 $1.152833 $0.909149 $0.804987 $0.822800 $0.748473 $0.600622	8,809.638 9,636.937 9,757.150 9,871.517 9,985.366 13,176.475 0.000 0.000 0.000
Invesco V.I. American Franchise Fund – Series II Shares Subaccount inception date April 27, 2012	2016 2015 2014 2013 2012	$1.477989 $1.427185 $1.334584 $0.965645 $1.000000	$1.490702 $1.477989 $1.427185 $1.334584 $0.965645	0.000 0.000 0.000 0.000 0.000
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.118168 $1.265914 $1.203620 $0.913524 $0.785428 $0.822364 $0.777799 $0.532530 $1.000000	$1.303616 $1.118168 $1.265914 $1.203620 $0.913524 $0.785428 $0.822364 $0.777799 $0.532530	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.235229 $2.178848 $1.963529 $1.504177 $1.300622 $1.337658 $1.077947 $0.754853 $1.000000	$2.477362 $2.235229 $2.178848 $1.963529 $1.504177 $1.300622 $1.337658 $1.077947 $0.754853	0.000 0.000 0.000 9,281.749 9,669.380 10,088.831 10,733.323 11,889.801 0.000
Janus Aspen – Global Research Portfolio – Service Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.421953 $1.475681 $1.392639 $1.099846 $0.928220 $1.091557 $0.955772 $0.703600 $1.000000	$1.431375 $1.421953 $1.475681 $1.392639 $1.099846 $0.928220 $1.091557 $0.955772 $0.703600	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
MFS ® New Discovery Series – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.975135 $2.041658 $2.232456 $1.599031 $1.337907 $1.511928 $1.124984 $0.698444 $1.000000	$2.124558 $1.975135 $2.041658 $2.232456 $1.599031 $1.337907 $1.511928 $1.124984 $0.698444	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
MFS ® Total Return Series – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.461039 $1.486457 $1.389144 $1.183384 $1.079085 $1.074438 $0.991300 $0.851734 $1.000000	$1.571807 $1.461039 $1.486457 $1.389144 $1.183384 $1.079085 $1.074438 $0.991300 $0.851734	88,429.721 90,544.283 92,875.654 95,150.457 97,199.828 101,690.340 0.000 0.000 0.000
State Street Total Return V.I.S. Fund - Class 3(2)(4) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.309892 $1.345644 $1.297959 $1.147471 $1.036102 $1.083634 $1.004207 $0.988823	$1.371081 $1.309892 $1.345644 $1.297959 $1.147471 $1.036102 $1.083634 $1.004207	187,851.767 217,206.634 330,929.601 329,280.365 294,893.665 123,110.715 25,423.037 0.000
Templeton Foreign VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.934511 $1.010899 $1.150610 $0.946431 $0.809733 $0.916498 $0.855138 $0.631171 $1.000000	$0.990214 $0.934511 $1.010899 $1.150610 $0.946431 $0.809733 $0.916498 $0.855138 $0.631171	181,879.189 217,150.677 220,602.244 223,696.233 229,759.730 15,456.250 0.000 0.000 0.000
TA AB Dynamic Allocation - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.242867 $1.262459 $1.212051 $1.147001 $1.096693 $1.091117 $1.011134 $0.779747 $1.000000	$1.253221 $1.242867 $1.262459 $1.212051 $1.147001 $1.096693 $1.091117 $1.011134 $0.779747	543,462.098 686,342.904 791,828.751 975,909.322 546,694.916 497,392.225 44,813.575 2,533.318 0.000
TA Aegon Government Money Market - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.980204 $0.991478 $1.002811 $1.014275 $1.025987 $1.037664 $1.049559 $1.061523 $1.000000	$0.969200 $0.980204 $0.991478 $1.002811 $1.014275 $1.025987 $1.037664 $1.049559 $1.061523	602,071.860 780,802.040 240,235.610 5,208,335.429 1,002,212.063 335,884.188 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon High Yield Bond - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.551309 $1.639648 $1.600797 $1.522841 $1.315497 $1.272841 $1.147811 $0.790565 $1.000000	$1.763790 $1.551309 $1.639648 $1.600797 $1.522841 $1.315497 $1.272841 $1.147811 $0.790565	50,308.125 73,541.713 69,478.397 50,806.392 26,898.964 19,154.557 0.000 0.000 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.307854 $1.325218 $1.283694 $1.331571 $1.284480 $1.210984 $1.175272 $1.140897 $1.000000	$1.294830 $1.307854 $1.325218 $1.283694 $1.331571 $1.284480 $1.210984 $1.175272 $1.140897	134,456.007 439,398.330 95,809.199 72,901.533 1,046,777.649 102,279.183 69,832.074 34,506.068 0.000
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.307854 $1.325218 $1.283694 $1.331571 $1.284480 $1.210984 $1.175272 $1.140897 $1.000000	$1.294830 $1.307854 $1.325218 $1.283694 $1.331571 $1.284480 $1.210984 $1.175272 $1.140897	17,291.217 0.000 0.000 9,059.154 51,203.843 274,051.034 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.546412 $9.999687	$10.043213 $9.546412	5,995.085 0.000
TA Asset Allocation - Conservative - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.284970 $1.328235 $1.317834 $1.221905 $1.153065 $1.139437 $1.060223 $0.858596 $1.000000	$1.325075 $1.284970 $1.328235 $1.317834 $1.221905 $1.153065 $1.139437 $1.060223 $0.858596	2,412,649.139 3,674,559.403 4,619,876.886 4,584,390.486 4,051,492.302 2,890,928.078 1,217,537.431 455,040.666 0.000
TA Asset Allocation - Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.297963 $1.341282 $1.324429 $1.059951 $0.953993 $1.023225 $0.902751 $0.704887 $1.000000	$1.357939 $1.297963 $1.341282 $1.324429 $1.059951 $0.953993 $1.023225 $0.902751 $0.704887	108,436.510 110,039.375 110,388.630 111,344.552 20,487.150 0.000 0.000 0.000 0.000
TA Asset Allocation - Moderate Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.313310 $1.362744 $1.345485 $1.143248 $1.047768 $1.084474 $0.975885 $0.771951 $1.000000	$1.379608 $1.313310 $1.362744 $1.345485 $1.143248 $1.047768 $1.084474 $0.975885 $0.771951	2,887,077.103 3,488,921.167 3,734,010.192 3,894,425.066 3,009,000.675 1,831,656.827 1,032,260.973 422,821.723 190,525.429

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Moderate - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.330098 $1.379563 $1.359940 $1.214821 $1.126254 $1.135864 $1.043176 $0.836138 $1.000000	$1.384135 $1.330098 $1.379563 $1.359940 $1.214821 $1.126254 $1.135864 $1.043176 $0.836138	10,371,848.223 11,490,625.400 11,234,841.521 9,988,755.059 7,800,489.140 5,427,624.738 1,818,230.606 1,074,773.500 152,208.111
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.350231 $1.420173 $1.283323 $0.999088 $0.906652 $0.895068 $0.821926 $0.731114 $1.000000	$1.529679 $1.350231 $1.420173 $1.283323 $0.999088 $0.906652 $0.895068 $0.821926 $0.731114	0.000 0.000 0.000 0.000 0.000 7,653.808 0.000 0.000 0.000
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount inception date March 21, 2016	2016	$9.999063	$10.495527	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.496195 $1.532210 $1.524566 $1.348936 $1.241971 $1.307502 $1.205954 $1.000000	$1.546680 $1.496195 $1.532210 $1.524566 $1.348936 $1.241971 $1.307502 $1.205954	2,389,378.354 3,624,043.184 3,759,479.707 4,558,691.121 4,293,257.450 3,835,278.347 1,067,111.175 262,137.927
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.464889 $10.263585	$9.392327 $9.464889	4,039.590 4,646.371
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.267480 $10.253638	$9.145099 $9.267480	3,126.912 3,188.432
TA BlackRock Smart Beta 50 - Service Class Subaccount inception date March 21, 2016	2016	$9.999063	$10.178353	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount inception date March 21, 2016	2016	$9.999063	$10.247742	7,046.693
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.690641 $1.712214 $1.648347 $1.484094 $1.364595 $1.330448 $1.209731 $1.000000	$1.753500 $1.690641 $1.712214 $1.648347 $1.484094 $1.364595 $1.330448 $1.209731	827,437.546 1,049,799.213 1,338,971.034 1,360,001.898 1,205,118.904 249,943.856 182,728.582 143,297.834
TA Clarion Global Real Estate Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.215230 $1.240013 $1.107105 $1.079798 $0.873976 $0.940525 $0.825106 $0.627488 $1.000000	$1.206481 $1.215230 $1.240013 $1.107105 $1.079798 $0.873976 $0.940525 $0.825106 $0.627488	1,049.586 3,313.613 2,883.975 2,911.168 7,740.263 1,551.065 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA International Moderate Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.101127 $1.135203 $1.157384 $1.040939 $0.936123 $1.024034 $0.939581 $0.734869 $1.000000	$1.100359 $1.101127 $1.135203 $1.157384 $1.040939 $0.936123 $1.024034 $0.939581 $0.734869	1,780,730.674 1,613,023.429 1,031,983.153 760,050.340 492,852.799 35,444.155 23,625.582 2,362.833 0.000
TA Janus Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.224018 $1.236585 $1.159978 $0.985820 $0.886410 $1.005272 $0.986242 $0.986584	$1.259987 $1.224018 $1.236585 $1.159978 $0.985820 $0.886410 $1.005272 $0.986242	960,894.068 1,090,065.616 923,074.127 229,603.106 58,174.557 47,935.972 0.000 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.875314 $2.002257 $2.030579 $1.479482 $1.375850 $1.495060 $1.132093 $0.715154 $1.000000	$1.811340 $1.875314 $2.002257 $2.030579 $1.479482 $1.375850 $1.495060 $1.132093 $0.715154	23,976.657 23,527.594 21,490.075 21,462.697 23,146.739 21,984.614 0.000 0.000 0.000
TA Jennison Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.126437 $1.935809 $1.783487 $1.313912 $1.151637 $1.173897 $1.060418 $0.762402 $1.000000	$2.062349 $2.126437 $1.935809 $1.783487 $1.313912 $1.151637 $1.173897 $1.060418 $0.762402	20,575.092 21,068.536 22,606.203 24,261.568 25,128.506 26,787.976 0.000 0.000 0.000
TA JPMorgan Core Bond - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.080605 $1.089389 $1.048423 $1.083555 $1.046329 $1.000000	$1.090363 $1.080605 $1.089389 $1.048423 $1.083555 $1.046329	245,514.860 242,515.787 157,558.135 214,513.370 168,175.791 126,979.526
TA JPMorgan Enhanced Index - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.712878 $1.738751 $1.543173 $1.181309 $1.029301 $1.036203 $0.912569 $0.713807 $1.000000	$1.881772 $1.712878 $1.738751 $1.543173 $1.181309 $1.029301 $1.036203 $0.912569 $0.713807	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.119969 $2.209281 $1.943423 $1.495254 $1.257966 $1.250762 $1.030067 $0.985168	$2.395162 $2.119969 $2.209281 $1.943423 $1.495254 $1.257966 $1.250762 $1.030067	34,703.535 38,115.240 40,419.465 39,843.327 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.141201 $1.158978 $1.103029 $1.059640 $0.997395 $1.000000	$1.175557 $1.141201 $1.158978 $1.103029 $1.059640 $0.997395	1,828,399.202 1,879,732.245 1,957,550.236 1,974,554.921 1,650,460.256 695,735.385
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.135321 $1.172732 $1.093470 $1.011240 $1.000000	$1.114936 $1.135321 $1.172732 $1.093470 $1.011240	802,973.607 1,073,646.431 1,043,546.839 975,761.289 486,813.776
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.180181 $1.230027 $1.150117 $1.006278 $1.000000	$1.155266 $1.180181 $1.230027 $1.150117 $1.006278	155,895.655 198,316.222 160,308.833 165,260.427 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.228411 $1.264925 $1.223796 $1.110874 $1.036666 $1.033408 $0.944330 $0.819699 $1.000000	$1.260057 $1.228411 $1.264925 $1.223796 $1.110874 $1.036666 $1.033408 $0.944330 $0.819699	8,473,296.967 9,132,433.999 8,733,418.859 9,862,875.009 8,826,232.532 5,373,933.931 3,387,217.305 1,953,165.918 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.260652 $1.283975 $1.234061 $1.161501 $1.102003 $1.080343 $0.998658 $0.999969	$1.297153 $1.260652 $1.283975 $1.234061 $1.161501 $1.102003 $1.080343 $0.998658	4,812,326.381 5,884,991.152 7,757,978.832 4,033,778.092 5,606,136.058 2,549,938.300 731,366.889 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.221573 $1.280626 $1.245877 $1.060956 $0.962049 $0.984247 $0.881003 $0.723436 $1.000000	$1.264107 $1.221573 $1.280626 $1.245877 $1.060956 $0.962049 $0.984247 $0.881003 $0.723436	1,777,142.543 2,103,189.742 2,261,092.583 2,216,864.799 1,417,651.419 1,170,130.631 615,704.502 36,820.978 0.000
TA Market Participation Strategy - Service Class Subaccount inception date September 17, 2012	2016 2015 2014 2013 2012	$1.143879 $1.195795 $1.119493 $0.990737 $1.000000	$1.177972 $1.143879 $1.195795 $1.119493 $0.990737	537,032.312 723,584.075 686,942.086 641,672.304 166,597.872
TA MFS International Equity - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.248718 $1.266152 $1.353966 $1.162913 $0.965225 $1.087417 $0.997157 $0.762735 $1.000000	$1.232918 $1.248718 $1.266152 $1.353966 $1.162913 $0.965225 $1.087417 $0.997157 $0.762735	56,338.657 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Morgan Stanley Capital Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.985800 $1.802269 $1.723262 $1.178666 $1.034939 $1.113499 $0.886250 $0.702727 $1.000000	$1.914131 $1.985800 $1.802269 $1.723262 $1.178666 $1.034939 $1.113499 $0.886250 $0.702727	0.000 0.000 0.000 1,064.064 0.000 0.000 0.000 0.000 0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.732843 $1.753887 $1.605522 $1.379126 $1.241200 $1.210049 $0.987989 $0.793538 $1.000000	$1.844027 $1.732843 $1.753887 $1.605522 $1.379126 $1.241200 $1.210049 $0.987989 $0.793538	1,069,822.021 270,949.341 276,298.215 280,704.769 173,726.386 169,241.867 57,722.839 51,410.700 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.055132 $1.095148 $1.027295 $0.929048 $0.930645 $0.974535 $1.021086 $0.998172	$1.099300 $1.055132 $1.095148 $1.027295 $0.929048 $0.930645 $0.974535 $1.021086	704,943.013 791,308.218 779,489.462 806,134.562 518,550.271 22,713.847 0.000 0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.011268 $1.044591 $0.971833 $0.908879 $0.905567 $0.989799 $1.022838 $0.997278	$1.049559 $1.011268 $1.044591 $0.971833 $0.908879 $0.905567 $0.989799 $1.022838	226,669.840 232,628.428 247,178.018 261,246.710 52,805.924 0.000 0.000 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.011391 $1.059654 $1.007422 $0.872409 $0.876452 $1.003015 $1.021757 $0.996410	$1.048636 $1.011391 $1.059654 $1.007422 $0.872409 $0.876452 $1.003015 $1.021757	26,090.166 26,715.184 27,364.864 27,744.061 0.000 0.000 0.000 0.000
TA PIMCO Total Return - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.402982 $1.411811 $1.368660 $1.423766 $1.341954 $1.281147 $1.211844 $1.058979 $1.000000	$1.421393 $1.402982 $1.411811 $1.368660 $1.423766 $1.341954 $1.281147 $1.211844 $1.058979	1,424,727.227 1,740,997.401 2,231,597.461 2,584,295.488 2,238,292.747 1,335,865.221 310,042.412 10,077.495 0.000
TA PineBridge Inflation Opportunities- Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$0.985764 $1.026530 $1.004409 $1.123215 $1.068881 $1.000000	$1.011637 $0.985764 $1.026530 $1.004409 $1.123215 $1.068881	856,865.046 964,698.788 1,197,592.175 1,629,239.955 1,313,508.022 168,862.589

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA ProFunds UltraBear Fund - Service Class OAM Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.082431 $0.089955 $0.122267 $0.225309 $0.322972 $0.408104 $0.563650 $1.000000	$0.062275 $0.082431 $0.089955 $0.122267 $0.225309 $0.322972 $0.408104 $0.563650	266,068.456 269,417.795 0.000 0.000 131,911.777 180,277.688 2,008.730 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.085488 $1.124509 $1.097845 $1.037138 $0.982517 $1.000000	$1.101592 $1.085488 $1.124509 $1.097845 $1.037138 $0.982517	605,479.289 754,906.778 938,213.333 1,377,711.284 1,122,044.048 263,274.634
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.098408 $1.188721 $1.164823 $1.011291 $0.921979 $1.000000	$1.107312 $1.098408 $1.188721 $1.164823 $1.011291 $0.921979	1,074,451.758 1,098,031.256 1,140,045.158 1,157,573.982 755,228.566 76,749.207
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.097550 $1.159781 $1.132171 $1.030630 $0.962668 $1.000000	$1.108791 $1.097550 $1.159781 $1.132171 $1.030630 $0.962668	1,670,837.102 1,920,150.332 2,040,408.276 2,119,160.659 1,026,762.629 83,822.176
TA Small Mid Cap Value - Service Class(5) Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.781779 $1.852916 $1.786104 $1.328048 $1.157683 $1.205418 $0.937534 $0.663622 $1.000000	$2.128082 $1.781779 $1.852916 $1.786104 $1.328048 $1.157683 $1.205418 $0.937534 $0.663622	121,640.909 148,291.326 154,706.618 151,784.405 143,032.266 0.000 0.000 0.000 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.308685 $2.285975 $2.176376 $1.531954 $1.342719 $1.337878 $1.009445 $0.738127 $1.000000	$2.533630 $2.308685 $2.285975 $2.176376 $1.531954 $1.342719 $1.337878 $1.009445 $0.738127	108,006.355 113,213.473 127,545.922 133,073.430 112,938.071 128,588.144 0.000 0.000 0.000
TA Torray Concentrated Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.777057 $1.831110 $1.687670 $1.285363 $1.112953 $1.154992 $0.982777 $0.685165 $1.000000	$1.870694 $1.777057 $1.831110 $1.687670 $1.285363 $1.112953 $1.154992 $0.982777 $0.685165	695.250 754.079 0.000 0.000 0.000 0.000 0.000 0.000 0.000

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA TS&W International Equity - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.133789 $1.135028 $1.213370 $0.989210 $0.859382 $1.017449 $0.951135 $0.765515 $1.000000	$1.129528 $1.133789 $1.135028 $1.213370 $0.989210 $0.859382 $1.017449 $0.951135 $0.765515	0.000 0.000 0.000 6,661.695 12,276.482 7,240.945 6,615.853 6,435.735 0.000
Transamerica WMC US Growth VP – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.568691 $1.488352 $1.358317 $1.039813 $0.931964 $0.981208 $0.844797 $0.662947 $1.000000	$1.590311 $1.568691 $1.488352 $1.358317 $1.039813 $0.931964 $0.981208 $0.844797 $0.662947	0.000 0.000 0.000 6,398.945 6,666.192 6,955.365 0.000 0.000 0.000
(1)	The beginning and ending AUV for this fund also reflects a 0.15% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(2)	The beginning and ending AUV for this fund also reflects a 0.20% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(3)	The beginning and ending AUV for this fund also reflects a 0.30% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(4)	Effective November 30, 2016, GE Investments Total Return Fund was renamed State Street Total Return V.I.S. Fund.
(5)	Effective December 5, 2016, TA Systematic Small/Mid Cap Value was renamed TA Small/Mid Cap Value.
The TA International Equity Index, TA Madison Diversified Income and TA U.S. Equity Index had not commenced operation as of December 31, 2016, therefore, comparable data is not available.

APPENDIX
Death Benefit
Adjusted Withdrawals. If you make a partial surrender (withdrawal), then your guaranteed minimum death benefit is reduced by an amount called the adjusted withdrawal. The amount of the reduction depends on the relationship between your death proceeds and policy value. The adjusted withdrawal is equal to the gross withdrawal multiplied by the death proceeds immediately prior to the withdrawal divided by the policy value immediately prior to the withdrawal. The formula is AW = GW x (DP/PV) where:
AW = adjusted withdrawal
GW= gross withdrawal
DP = death proceeds prior to the withdrawal = greatest of (PV, CV, or GMDB)
PV = policy value prior to the withdrawal
GMDB = guaranteed minimum death benefit prior to the withdrawal
CV = cash value prior to the withdrawal
The following examples describe the effect of a surrender on the guaranteed minimum death benefit and policy value.
Example 1: Death Proceeds Greater than Policy Value
Assumptions:
GMDB = $75,000
PV = $50,000
DP = $75,000
GW = $15,494
AW = $15,494 x ($75,000/$50,000) = $23,241
Summary:
Reduction in guaranteed minimum death benefit	=$23,241
Reduction in policy value	=$15,494
New guaranteed minimum death benefit amount	=$51,759
New policy value (after withdrawal)	=$34,506
The guaranteed minimum death benefit is reduced more than the policy value because the guaranteed minimum death benefit was greater than the policy value immediately prior to the withdrawal.
Example 2: Death Proceeds Equal to Policy Value
Assumptions:
GMDB = $50,000
PV = $75,000
DP = $75,000
GW = $15,494
AW = $15,494 x ($75,000/$75,000) = $15,494
Summary:
Reduction in guaranteed minimum death benefit	=$15,494
Reduction in policy value	=$15,494
New guaranteed minimum death benefit amount	=$34,506
New policy value (after withdrawal)	=$59,506
The guaranteed minimum death benefit and policy value are reduced by the same amount because the policy value was greater than the guaranteed minimum death benefit immediately prior to the withdrawal.
These examples are for illustrative purposes only. The purpose of these illustrations is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.

Death Benefit — (Continued)
Hypothetical Example
In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole owner and annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals.
End of Year	Net Rate of Return for Fund*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB	Policy Value (Annual Step-up GMDB Elected)	Annual Step-Up GMDB
Issue	N/A	$100,000	$100,000	$100,000	$100,000	$100,000
1	-4%	$ 94,850	$ 94,700	$100,000	$ 94,500	$100,000
2	18%	$110,832	$110,515	$100,000	$110,093	$110,093
3	15%	$126,182	$125,655	$100,000	$124,955	$124,955
4	-7%	$115,899	$115,226	$100,000	$114,334	$124,955
5	2%	$116,884	$116,033	$100,000	$114,905	$124,955
6	10%	$127,228	$126,127	$100,000	$124,672	$124,955
7	14%	$143,577	$142,146	$100,000	$140,257	$140,257
8	-3%	$137,618	$136,033	$100,000	$133,945	$140,257
9	17%	$159,431	$157,391	$100,000	$154,706	$154,706
10	6%	$167,163	$164,788	$100,000	$161,668	$161,668
* The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of the hypothetical base policy fees and hypothetical death benefit fees. For purposes of this example we assumed a Mortality and Expense Risk Fee and Administrative Charge of 1.15% for Policy Value, 1.30% for Return of Premium and 1.50% for Annual Step-Up. Different hypothetical returns and fees would produce different results.

APPENDIX
LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS
The following examples show the effect of withdrawals on the benefits under the Living Benefits Rider.
GUARANTEED MINIMUM ACCUMULATION BENEFIT
Gross partial withdrawals will reduce the guaranteed future value by an amount equal to the greater of:
1)	the gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the amount of gross partial withdrawal;
B	is the policy value immediately prior to the gross partial withdrawal; and
C	is the guaranteed future value immediately prior to the gross partial withdrawal.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed minimum accumulation benefit.
Example 1:
Assumptions:
Policy value prior to withdrawal (“PV”) = $90,000
Guaranteed future value prior to withdrawal (“GFV”) = $100,000
Gross withdrawal amount (“WD”) = $10,000
Step One.  What is the pro rata value of the amount withdrawn?
1.	Formula is (WD / PV) * GFV = pro rata amount
2.	($10,000 / $90,000) * $100,000 = $11,111.11
Step Two.  Which is larger, the $10,000 withdrawal or the $11,111.11 pro rata amount?
$11,111.11 pro rata amount
Step Three.  After the withdrawal is taken, what will be new guaranteed future value?
$100,000 - $11,111.11 = $88,888.89
Result.   If no more withdrawals are taken, the guaranteed future value on the 10th rider anniversary is $88,888.89.
Example 2:
Assumptions:
PV = $120,000
GFV= $100,000
WD= $10,000
Step One.  What is the pro rata value of the amount withdrawn?
1.	Formula is (WD / PV) * GFV = pro rata amount
2.	($10,000 / $120,000) * $100,000 = $8,333.33
Step Two.  Which is larger, the $10,000 withdrawal or the $8,333.33 pro rata amount?
$10,000 withdrawal
Step Three.  After the withdrawal is taken, what will be new guaranteed future value?
$100,000 - $10,000 = $90,000
Result.   If no more withdrawals are taken, the guaranteed future value on the 10th Rider Anniversary is $90,000.
GUARANTEED LIFETIME WITHDRAWAL BENEFIT
Total Withdrawal Base.  Gross partial withdrawals up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:
1)	the excess gross partial withdrawal amount; and

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the total withdrawal base prior to the withdrawal of the excess amount.
Minimum Remaining Withdrawal Amount.  Gross partial withdrawals up to the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by the same amount (dollar-for-dollar). Gross partial withdrawals in excess of the maximum annual withdrawal amount will reduce the minimum remaining withdrawal amount by an amount equal to the greater of:
1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the guaranteed annual withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the minimum remaining withdrawal amount after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under the guaranteed lifetime withdrawal benefit.
When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:
1.	Minimum remaining withdrawal amount (“MRWA”)
2.	Total withdrawal base (“TWB”)
3.	Maximum annual withdrawal amount (“MAWA”)
Example 1 (7% “principal back”):
Assumptions:
TWB = $100,000
MRWA = $100,000
7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)
WD = $7,000
Excess withdrawal (“EWD”) = None
PV = $100,000
You = Owner and Annuitant (Age 60)
Step One.  Is any portion of the withdrawal greater than the “principal back” maximum annual withdrawal amount?
No.  There is no excess withdrawal under the “principal back” guarantee if no more than $7,000 is withdrawn.
Step Two.  What is the minimum remaining withdrawal amount after the withdrawal has been taken?
1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 (there is no excess to deduct)
2.	$100,000 - $7,000 = $93,000.
Result.  In this example, because no portion of the withdrawal was in excess of $7,000, the “principal back” total withdrawal base does not change and the “principal back” minimum remaining withdrawal amount is $93,000.00.
Example 2 (7% “principal back”):
Assumptions:
TWB = $100,000
MRWA = $100,000
7% WD would be $7,000 (7% of the current $100,000 total withdrawal base)
WD = $8,000
EWD = $1,000 ($8,000 - $7,000)
PV = $90,000
You = Owner and Annuitant (Age 60)

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
Step One.  Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?
Yes.  $8,000 - $7,000 = $1,000 (the excess withdrawal amount)
Step Two.  Calculate how much of the “principal back” minimum remaining withdrawal amount is affected by the excess withdrawal.
1.	Formula for pro rata amount is: (EWD / (PV - 7% WD)) * (MRWA - 7% WD)
2.	($1,000 / ($90,000 - $7,000)) * ($100,000 - $7,000) = $1,120.48
Step Three.  Which is larger, the actual $1,000 excess withdrawal amount or the $1,120.48 pro rata amount?
$1,120.48 pro rata amount
Step Four.  What is the “principal back” minimum remaining withdrawal amount after the withdrawal has been taken?
1.	Total to deduct from the minimum remaining withdrawal amount is $7,000 + $1,120.48 (pro rata excess) = $8,120.48
2.	$100,000 - $8,120.48 = $91,879.52
Result.  The “principal back” minimum remaining withdrawal amount is $91,879.52.
NOTE.  For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $7,000, the “principal back” total withdrawal base would remain at $100,000 and the “principal back” maximum annual withdrawal amount would be $7,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 7% is based on).
New “principal back” total withdrawal base:
Step One.  The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.
Step Two.  Calculate how much the total withdrawal base is affected by the excess withdrawal.
1.	The formula is (EWD / (PV - 7% WD)) * TWB before any adjustments
2.	($1,000 / ($90,000 - $7,000)) * $100,000 = $1,204.82
Step Three.  Which is larger, the actual $1,000 excess withdrawal amount or the $1,204.82 pro rata amount?
$1,204.82 pro rata amount.
Step Four.  What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?
$100,000 - $1,204.82 = $98,795.18
Result.   The new “principal back” total withdrawal base is $98,795.18
New “principal back” maximum annual withdrawal amount:
Because the “principal back” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 7% “principal back” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.
Step One.  What is the new “principal back” maximum annual withdrawal amount?
$98,795.18 (the adjusted total withdrawal base) * 7% = $6,915.66
Result.  Going forward, the maximum you can take out in a rider year is $6,915.66 without causing an excess withdrawal for the “principal back” guarantee and further reduction of the “principal back” total withdrawal base.
Example 3 (5% “for life”):
Assumptions:
TWB = $100,000
MRWA = $100,000
5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)
WD = $5,000
Excess withdrawal (“EWD”) = None
PV = $100,000
You = Owner and Annuitant (Age 60)
Step One.  Is any portion of the withdrawal greater than the “for life” maximum annual withdrawal amount?
No.  There is no excess withdrawal under the “for life” guarantee if no more than $5,000 is withdrawn.

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
Step Two.  What is the minimum remaining withdrawal amount after the withdrawal has been taken?
1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 (there is no excess to deduct).
2.	$100,000 - $5,000 = $95,000.
Result.  In this example, because no portion of the withdrawal was in excess of $5,000, the “for life” total withdrawal base does not change and the “for life” minimum remaining withdrawal amount is $95,000.00.
Example 4 (5% “for life”):
Assumptions:
TWB = $100,000
MRWA = $100,000
5% WD would be $5,000 (5% of the current $100,000 total withdrawal base)
WD = $7,000
EWD = $2,000 ($7,000 - $5,000)
PV = $90,000
You = Owner and Annuitant (Age 60)
Step One.  Is any portion of the total withdrawal greater than the maximum annual withdrawal amount?
Yes.  $7,000 - $5,000 = $2,000 (the excess withdrawal amount)
Step Two.  Calculate how much of the “for life” minimum remaining withdrawal amount is affected by the excess withdrawal.
1.	Formula for pro rata amount is: (EWD / (PV - 5% WD)) * (MRWA - 5% WD)
2.	($2,000 / ($90,000 - $5,000)) * ($100,000 - $5,000) = $2,235.29
Step Three.  Which is larger, the actual $2,000 excess withdrawal amount or the $2,235.29 pro rata amount?
$2,235.29 pro rata amount
Step Four.  What is the “for life” minimum remaining withdrawal amount after the withdrawal has been taken?
1.	Total to deduct from the minimum remaining withdrawal amount is $5,000 + $2,235.29 (pro rata excess) = $7,235.29
2.	$100,000 - $7,235.29 = $92,764.71
Result.  The “for life” minimum remaining withdrawal amount is $92,764.71.
NOTE.  For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted as well as a new lower maximum annual withdrawal amount. Had the withdrawal for this example not been more than $5,000, the “for life” total withdrawal base would remain at $100,000 and the “for life” maximum annual withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the total withdrawal base is also changed (this is the amount the 5% is based on).
New “for life” total withdrawal base:
Step One.  The total withdrawal base is only reduced by the excess withdrawal amount or the pro rata amount if greater.
Step Two.  Calculate how much the total withdrawal base is affected by the excess withdrawal.
1.	The formula is (EWD / (PV - 5% WD)) * TWB before any adjustments
2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94
Step Three.  Which is larger, the actual $2,000 excess withdrawal amount or the $2,352.94 pro rata amount?
$2,352.94 pro rata amount.
Step Four.  What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?
$100,000 - $2,352.94 = $97,647.06
Result.   The new “for life” total withdrawal base is $97,647.06

LIVING BENEFITS RIDER ADJUSTED PARTIAL WITHDRAWALS — (Continued)
New “for life” maximum annual withdrawal amount:
Because the “for life” total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5% “for life” guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.
Step One.  What is the new “for life” maximum annual withdrawal amount?
$97,647.06 (the adjusted total withdrawal base) * 5% = $4,882.35
Result.  Going forward, the maximum you can take out in a rider year is $4,882.35 without causing an excess withdrawal for the “for life” guarantee and further reduction of the “for life” total withdrawal base.

APPENDIX
PAM METHOD TRANSFERS
To make the Living Benefits Rider available, we monitor your policy value and guarantees under the rider daily and periodically transfer amounts between your selected investment options and the PAM Subaccount. We determine the amount and timing of PAM Method transfers between the investment options and the PAM Subaccount according to a mathematical model. For further clarification on how PAM works, see Portfolio Allocation Method in the body of the prospectus.
The mathematical model is designed to calculate how much of your policy value should be allocated to the PAM Subaccount. Based on this calculation and threshold amounts, transfers into or out of the PAM Subaccount may occur. The formula is:
Percent of Policy Value required in PAM Subaccount (or X) = e-Dividend*Time *(1- NormDist(d1))
Where:
e = Base of the Natural Logarithm
NormDist = Cumulative Standard Normal Distribution
d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
In order to calculate the percent of policy value required in the PAM Subaccount, we must first calculate d1:
d1 = [ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
Where:
ln = Natural Logarithm Function
G = Guarantee Ratio
R = Rate
F = Fees
V = Volatility
T = Time
After calculating d1, the percent of policy value required in the PAM Subaccount can be calculated. Once calculated, appropriate transfers into or out of the PAM Subaccount may occur based on the transfer threshold amounts.
Following is a brief discussion of the values used in the formula.
♦	The POLICY VALUE includes the value in both the investment options and in the PAM Subaccount.
♦	The GUARANTEE RATIO is the policy value divided by 7% “Principal Back” Minimum Remaining Withdrawal Amount.
♦	The RATE is the interest rate used for the PAM Method. It is based on a long-term expectation based on historical interest rates and may vary over time.
♦	The FEES is an approximation of average policy fees and charges associated with policies that have elected the Living Benefits Rider. This value may change over time.
♦	The VOLATILITY represents the volatility of the returns of policy value for all in force policies and is based on the long-term expectation of the degree to which the policy values tend to fluctuate. This value may vary over time.
♦	The TIME is an approximation based on actuarial calculations of historical average number of years (including any fraction) which we anticipate remain until any potential payments are made under the benefit. This value may vary over time.
♦	The PERCENT OF POLICY VALUE TO BE ALLOCATED TO THE PAM SUBACCOUNT is computed for each policy. Ultimately the allocation for a policy takes into account the guarantees under the rider and the limit on allocations to the PAM Subaccount.
♦	The CUMULATIVE STANDARD NORMAL DISTRIBUTION function assumes that random events are distributed according to the classic bell curve. For a given value it computes the percentage of such events which can be expected to be less than that value.
♦	The NATURAL LOGARITHM function for a given value, computes the power to which e must be raised, in order to result in that value. Here, e is the base of the natural logarithms, or approximately 2.718282.
♦	The FIXED ACCOUNT TRANSFER THRESHOLD (FATT) is the percentage that the Guarantee Ratio must be below before any of the policy value can be transferred to the PAM Subaccount. This threshold is set to a fixed percentage at rider issue and is then recalculated after each PAM Subaccount transfer.

PAM METHOD TRANSFERS — (Continued)
♦	The SEPARATE ACCOUNT TRANSFER THRESHOLD (SATT) is the percentage that the Guarantee Ratio must exceed before any of the policy value can be transferred from the PAM Subaccount. This threshold is set to a fixed percentage at rider issue and is then recalculated after each PAM Subaccount transfer.
Example:
Day 1: Policy Value Declines by 10%
For purposes of this example we will assume that the policy value declines by 10% to $90,000 the day after the rider issue date from the initial premium amount of $100,000 producing a guarantee ratio of 90% ($90,000/$100,000). We will also assume:
Guarantee Ratio = 90%
Rate = 4.5%
Volatility = 10%
Fees = 3%
Time = 20
FATT = 95
SATT = 105%
First we calculate d1.
d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
d1=[ln(.90)+(.06 – .0305 +.5*.15 ^ 2)* 10]/[.15 * 10^.5]
d1=.658832
Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.
Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1-NormDist(d1))
X= (2.718282 ^ -.0305 * 10) * (1 – NormDist(.004509))
X = 36.7235%
Therefore, 36.7235% of the policy value is transferred to the PAM Subaccount since the guarantee ratio (90%) is less than the FATT (95%), resulting in a total transfer of $33,051.15.
Day 2: Policy Value Recovers to 99% of Initial Value after the 10% Decline
For purposes of this example we will assume that after the policy value declined to $90,000 it recovered the next day to $99,000 producing a guarantee ratio of 99% ($99,000/$100,000). We will also assume:
Rate = 2%
Volatility = 15%
Fees = 3.05%
Time = 10
FATT = 85.5% (G last transfer *.95) = (.9*.95)
SATT = 94.5% (G last transfer *1.05) = (.9*1.05)
PAM Subaccount Value = $33,051.15
Value in other investment options = $65,948.85 ($99,000 - $33,051.15)
PAM Subaccount Value as percent of Policy Value = $33,051.15 / $99,000 = 33.3850%
First we calculate d1.
d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
d1=[ln(.99)+(.02 – .0305 +.5*.15 ^ 2)* 10]/[.15 * 10^.5]
d1= -.005376
Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.
Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1 - NormDist(d1))
X= (2.718282 ^ -.0305 * 10) * (1 – NormDist(-0.005376))
X = 37.0143%
Although the GR is greater than the SATT, since the percentage required in the PAM Subaccount (37.0143%) is greater than the amount allocated to the PAM Subaccount (33.3850%), none of the policy value will be transferred to the PAM Subaccount. Consequently, the amount in the PAM Subaccount will remain $33,051.15 and the FATT And SATT will not recalculate.
Day 3: Policy Value Recovers to 105% of Initial Value after the increase to 99% of Initial Value

PAM METHOD TRANSFERS — (Continued)
For purposes of this example we will assume that after the policy value recovered futher the next to $105,000 producing a guarantee ratio of 105% ($105,000/$100,000). We will also assume:
Rate = 3%
Volatility = 15%
Fees = 3.05%
Time = 10
FATT = 85.5%
SATT = 94.5%
PAM Subaccount Value = $33,051.15
Value in other investment options = $71,948.85 ($105,000 - $33,051.15)
PAM Subaccount Value as percent of Policy Value = $33,051.15 / $105,000 = 31.4773%
First we calculate d1.
d1=[ln(G)+(R – F +.5*V ^ 2)* T]/[V * T^.5]
d1=[ln(1.05)+(.03 – .0305 +.5*.15 ^ 2)* 10]/[.15 * 10^.5]
d1= .329488
Using the value we just calculated for d1 we can now calculate the percent of policy value required in the PAM Subaccount.
Percent of Policy Value in PAM Subaccount (or X) = e-Dividend*Time *(1 - NormDist(d1))
X= (2.718282 ^ -.0305 * 10) * (1 – NormDist(.329488))
X = 27.3394%
While the mathematical model would suggest we transfer only a portion of the policy value in the PAM Subaccount into your investment options (leaving 27.3394% in the PAM Subaccount), all of the policy value in the PAM Subaccount will be transferred into your investment options. If the Guarantee Ratio equals or exceeds 100%. Because the policy value is greater than or equal to the value of the guarantee, and there is no current need for any policy value to be allocated to the PAM Subaccount.

APPENDIX
Hypothetical Adjusted Partial withdrawals -Guaranteed Lifetime Withdrawal Benefit Riders
When a withdrawal is taken, three parts of the guaranteed lifetime withdrawal benefit can be affected:
1.	Withdrawal Base (“WB”) (also referred to as Total Withdrawal Base (“TWB”) for some riders);
2.	Rider Withdrawal Amount (“RWA”) (also referred to as Maximum Annual Withdrawal Amount (“MAWA”) for some riders); and
3.	Rider Death Benefit (“RDB”) (also referred to as Minimum Remaining Withdrawal Amount (“MRWA”) for some riders (if applicable)).
Withdrawal Base.  Gross partial withdrawals in a rider year up to the rider withdrawal amount will not reduce the withdrawal base. Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the withdrawal base by an amount equal to the greater of:
1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the withdrawal base prior to the withdrawal of the excess amount.
Rider Death Benefit.  Gross partial withdrawals in a rider year up to the rider withdrawal amount will reduce the rider death benefit by the amount withdrawn (dollar-for-dollar). Gross partial withdrawals in a rider year in excess of the rider withdrawal amount will reduce the rider death benefit by an amount equal to the greater of:
1)	the excess gross partial withdrawal amount; and
2)	a pro rata amount, the result of (A / B) * C, where:
A	is the excess gross partial withdrawal (the amount in excess of the rider withdrawal amount remaining prior to the withdrawal);
B	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and
C	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount.
The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under a guaranteed lifetime withdrawal benefit. The withdrawal percentages shown may not be available on all riders. Certain features (growth and rider death benefits) may not be available on all riders. For information regarding a specific rider, please refer to that rider section in this prospectus.
Example 1 (Base):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)
Gross partial withdrawal (“GPWD”) = $5,000
Excess withdrawal (“EWD”) = None
Policy Value (“PV”) = $100,000
Question: Is any portion of the withdrawal greater than the rider withdrawal amount?
No. There is no excess withdrawal under the guarantee since no more than $5,000 is withdrawn.
Result. In this example, because no portion of the withdrawal was in excess of $5,000, the withdrawal base does not change.

Hypothetical Adjusted Partial withdrawals -Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)
Example 2 (Excess Withdrawal):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
RWA = 5% withdrawal would be $5,000 (5% of the current $100,000 withdrawal base)
GPWD = $7,000
EWD = $2,000 ($7,000 - $5,000)
PV = $90,000
NOTE. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $5,000, the withdrawal base would remain at $100,000 and the rider withdrawal amount would be $5,000. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).
New withdrawal base:
Step One. The withdrawal base is reduced only by the amount of the excess withdrawal or the pro rata amount, if greater.
Step Two. Calculate how much the withdrawal base is affected by the excess withdrawal.
1.	The formula is (EWD / (PV - 5% withdrawal)) * WB before any adjustments
2.	($2,000 / ($90,000 - $5,000)) * $100,000 = $2,352.94
Step Three. Which is larger, the actual $2,000 excess withdrawal or the $2,352.94 pro rata amount?
$2,352.94 pro rata amount.
Step Four. What is the new withdrawal base upon which the rider withdrawal amount is based?
$100,000 - $2,352.94 = $97,647.06
Result. The new withdrawal base is $97,647.06
New rider withdrawal amount:
Because the withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new rider withdrawal amount for the 5% guarantee that will be available starting on the next calendar anniversary. This calculation assumes no more activity prior to the next calendar anniversary.
Question: What is the new rider withdrawal amount?
$97,647.06 (the adjusted withdrawal base) * 5% = $4,882.35
Result. Going forward, the maximum you can take out in a year is $4,882.35 without causing an excess withdrawal for the guarantee and further reduction of the withdrawal base (assuming there are no future automatic step-ups).
Example 3 (Base demonstrating growth):
Assumptions:
WB = $100,000
Withdrawal Percentage = 5%
WB in 10 years (assuming an annual growth rate percentage of 5.0%) = $100,000 * (1 + .05) ^ 10 = $162,889
RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)
Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the growth stops on the 10th rider anniversary.
GPWD = $8,144
EWD = None
PV = $90,000 in 10 years
Question:   Is any portion of the withdrawal greater than the rider withdrawal amount?
No.  There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.
Result.   In this example, because no portion of the withdrawal was in excess of $8,144, the withdrawal base does not change.

Hypothetical Adjusted Partial withdrawals -Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)
Example 4 (Base demonstrating WB growth with Additional Death Payment Option):
Assumptions:
Withdrawal Percentage = 5%
WB at rider issue = $100,000
WB in 10 years (assuming an annual growth rate percentage of 5%) = $100,000 * (1 + .05) ^ 10 = $162,889
RDB (optional additional death benefit for additional cost) = $100,000
RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)
Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken, and the growth stops on the 10th rider anniversary.
GPWD = $8,144
EWD = None
PV = $90,000 in 10 years
Step One.  Is any portion of the withdrawal greater than the rider withdrawal amount?
No.  There is no excess withdrawal under the guarantee if no more than $8,144 is withdrawn.
Step Two.  What is the rider death benefit after the withdrawal has been taken?
1.	Total to deduct from the rider death benefit is $8,144 (there is no excess to deduct)
2.	$100,000 - $8,144 = $91,856.
Result.  In this example, because no portion of the withdrawal was in excess of $8,144, the total withdrawal base does not change and the rider death benefit reduces to $91,856.
Example 5 (Base with WB growth with Additional Death Payment Option illustrating excess withdrawal):
Assumptions:
Withdrawal Percentage = 5%.
WB at rider issue = $100,000
Automatic step-up never occurs and no withdrawals are taken in the first 10 rider years.
WB in 10 years (assuming an annual growth rate percentage of 5%) = $100,000 * (1 + .05) ^ 10 = $162,889.
RDB (optional additional death benefit for additional cost) = $100,000
RWA = 5% withdrawal beginning 10 years from the rider date would be $8,144 (5% of the then-current $162,889 withdrawal base)
Please Note: Withdrawals under these riders can begin prior to the 10th rider anniversary, but the WB growth will not occur during the rider years when a withdrawal is taken and the growth stops on the 10th rider anniversary.
GPWD = $10,000
EWD = $1,856 ($10,000 - $8,144)
PV = $90,000 in 10 years
Step One.  Is any portion of the total withdrawal greater than the rider withdrawal amount?
Yes. $10,000 - $8,144 = $1,856 (the excess withdrawal amount)
Step Two.  Calculate how much of the rider death benefit is affected by the excess withdrawal.
1.	Formula for pro rata amount is: (EWD / (PV - 5% withdrawal)) * (RDB - 5% withdrawal)
2.	($1,856 / ($90,000 - $8,144)) * ($100,000 - $8,144) = $2,082.74
Step Three. Which is larger, the actual $1,856 excess withdrawal amount or the $2,082.74 pro rata amount?
$2,082.74 pro rata amount.
Step Four. What is the rider death benefit after the withdrawal has been taken?
1.	Total to deduct from the rider death benefit is $8,144 (RWA) + $2,082.74 (pro rata excess) = $10,226.74
2.	$100,000 - $10,226.74 = $89,773.26.
Result. The rider benefit is $89,773.26.

Hypothetical Adjusted Partial withdrawals -Guaranteed Lifetime Withdrawal Benefit Riders — (Continued)
Note: Because there was an excess withdrawal amount in this example, the withdrawal base needs to be adjusted and a new lower rider withdrawal amount calculated. Had the withdrawal for this example not been more than $8,144, the withdrawal base would remain at $162,889 and the rider withdrawal amount would be $8,144. However, because an excess withdrawal has been taken, the withdrawal base is also reduced (this is the amount the 5% is based on).
The Income SelectSM for Life, Retirement Income Choice®, Retirement Income Choice® with Double Withdrawal Base Benefit, Retirement Income Choice® 1.4, Retirement Income Choice® 1.2, Retirement Income Max® and Retirement Income Choice® 1.6 riders and any additional options they offer may vary for certain policies, may not be available for all policies, and may not be available in all states.
This disclosure explains the material features of the Income SelectSM for Life, Retirement Income Choice®, Retirement Income Choice® with Double Withdrawal Base Benefit, Retirement Income Choice® 1.4, Retirement Income Choice® 1.2, Retirement Income Max® and Retirement Income Choice® 1.6 riders.

APPENDIX
Hypothetical Example of the Withdrawal Base Calculation -Retirement Income Max® Rider
The following table demonstrates, on a purely hypothetical basis, the withdrawal base calculation for the Retirement Income Max® Rider using an initial premium payment of $100,000 for a Single Life Option rider at an issue age of 80. All values shown are post transaction values. The assumed withdrawal percentage in the example below is 6.30%
Rider Year	Hypothetical Policy Value	Subsequent Premium Payment	Withdrawal	Excess WB Adjustment	Growth Amount*	High MonthiversarySM Value	Withdrawal Base	Rider Withdrawal Amount
	$100,000	$	$	$		$$100,000	$100,000	$ 6,300
1	$102,000	$	$	$		$$102,000	$100,000	$ 6,300
1	$105,060	$	$	$		$$105,060	$100,000	$ 6,300
1	$107,161	$	$	$		$$107,161	$100,000	$ 6,300
1	$110,376	$	$	$		$$110,376	$100,000	$ 6,300
1	$112,584	$	$	$		$$112,584	$100,000	$ 6,300
1	$115,961	$	$	$		$$115,961	$100,000	$ 6,300
1	$118,280	$	$	$		$$118,280	$100,000	$ 6,300
1	$121,829	$	$	$		$$121,829	$100,000	$ 6,300
1	$124,265	$	$	$		$$124,265	$100,000	$ 6,300
1	$120,537	$	$	$		$$124,265	$100,000	$ 6,300
1	$115,716	$	$	$		$$124,265	$100,000	$ 6,300
1	$109,930	$	$		$$105,000	$124,265	$124,265 [1]	$ 7,829
2	$112,129	$	$	$		$$112,129	$124,265	$ 7,829
2	$115,492	$	$	$		$$115,492	$124,265	$ 7,829
2	$117,802	$	$	$		$$117,802	$124,265	$ 7,829
2	$121,336	$	$	$		$$121,336	$124,265	$ 7,829
2	$124,976	$	$	$		$$124,976	$124,265	$ 7,829
2	$177,476	$50,000	$	$		$$177,476	$174,265	$10,979
2	$175,701	$	$	$		$$177,476	$174,265	$10,979
2	$172,187	$	$	$		$$177,476	$174,265	$10,979
2	$167,022	$	$	$		$$177,476	$174,265	$10,979
2	$163,681	$	$	$		$$177,476	$174,265	$10,979
2	$166,955	$	$	$		$$177,476	$174,265	$10,979
2	$170,294	$	$		$$182,979	$177,476	$182,979 [2]	$11,528
3	$166,888	$	$	$		$$166,888	$182,979	$11,528
3	$171,895	$	$	$		$$171,895	$182,979	$11,528
3	$173,614	$	$	$		$$173,614	$182,979	$11,528
3	$178,822	$	$	$		$$178,822	$182,979	$11,528
3	$175,246	$	$	$		$$178,822	$182,979	$11,528
3	$151,741		$$20,000	$9,676	$		$$173,303	$
3	$154,775	$	$	$	$		$$173,303	$
3	$159,419	$	$	$	$		$$173,303	$
3	$161,013	$	$	$	$		$$173,303	$
3	$165,843	$	$	$	$		$$173,303	$
3	$174,135	$	$	$	$		$$173,303	$
3	$181,101	$	$	$	$		$$181,101 [1]	$11,409
(1)	Automatic Step Up Applied
(2)	Growth Applied
*	Growth Percentage = 5%

APPENDIX
RIDER GRID VARIATIONS
The information below is a summary of riders previously available for purchase but are no longer available. This appendix describes the material features of the riders. Please refer to your personal rider pages and any supplemental mailings for your specific coverage and features regarding these riders. Listed below are the abbreviations that will be used in the following grid for your reference.
Abbreviation	Definition
DB	Death Benefit
DCA	Dollar Cost Averaging
GFV	Guaranteed Future Value
GMAB	Guaranteed Minimum Accumulation Benefit
GMDB	Guaranteed Minimum Death Benefit
GMLB	Guaranteed Minimum Living Benefit
GLWB	Guaranteed Living Withdrawal Benefit
GPO	Guaranteed Period Option
GPS	Guaranteed Principal Solution
ISFL	Income Select For Life
MAWA	Maximum Annual Withdrawal Amount
Abbreviation	Definition
MRWA	Minimum Remaining Withdrawal Amount
N/A	Not Applicable
OAM	Open Allocation Method
PAM	Portfolio Allocation Method
RDB	Rider Death Benefit
RIC	Retirement Income Choice®
RMD	Required Minimum Distribution
RWA	Rider Withdrawal Amount
TWB	Total Withdrawal Base
WD	Withdrawal
WB	Withdrawal Base
Rider Name	Living Benefit Rider 2004	Retirement Income Choice®[3]
Rider Form Number[1]	RGMB 4 0504 (2004)	RGMB 27 0108 (NY)
Purpose of Rider	This is a Living Benefit Rider and should be viewed as a way to permit you to invest in variable investment options while still having your policy value and liquidity protected to the extent provided by this rider.
This rider is a combination of two separate annuity guarantees:
1) A GMWB and
2) A GMAB (a.k.a. principal protection benefit or guarantee future value benefit).
The rider will guarantee that the policy value of the policy will be at least as high as the GFV after a waiting period has expired.	This is a GLWB rider that guarantees withdrawals for the annuitant's lifetime, regardless of policy value.
• The policyholder can withdraw the RWA each year until the death of the annuitant.
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.
Availability	• Issue age 0-80, but not yet 81 years old (unless state law requires a lower maximum issue age)
• Cannot be added to a policy with other active GMLB riders.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.
**Effective 5/1/2005: This rider is only available for states that have not approved the 2005 version of the Living Benefit Rider.	• Issue age at least age 55, but not yet 86 years old (unless state law requires a lower maximum issue age)
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB riders.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.
Base Benefit and Optional Fees at issue	Percentage of “Principal Back” TWB - 0.90% (5/1/09 - 11/3/13) Percentage of “Principal Back” TWB - 0.60% (prior to 5/1/09)
Percentage of WB. Additional option fees would be added to the base.

Single Life
(prior to 11/4/13)
Base Fee..........................................................0.60%
DB Fee...........................................................0.25%
Fee Frequency	• Fee is deducted annually during the accumulation phase on each Rider Anniversary.
• Fee is deducted from variable subaccounts only.
• A pro-rated fee is deducted at the time the rider is terminated or upgraded.	• Fee is deducted annually during the accumulation phase on each rider anniversary.
• Fee is deducted from variable subaccounts only.
• A pro-rated fee is deducted at the time the rider is terminated or upgraded.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Living Benefit Rider 2004	Retirement Income Choice®[3]
Rider Form Number[1]	RGMB 4 0504 (2004)	RGMB 27 0108 (NY)
Death Benefit	N/A	For an additional fee, the optional death benefit may be elected with this rider. Upon the death of an annuitant, this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the base policy death benefit and then this rider will terminate.
The RDB does not reset due to the automatic step-up feature.
Designated Funds Available - Policyholders who add these riders may only invest in the investment options listed. Investment options may not be available as a designated fund based on rider issue date.
Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
PLEASE NOTE: These investment options may not be available on all products, may vary for certain policies and may not be available for all policies. Please reference “Portfolios Associated With the Subaccount” Appendix in your prospectus for available funds. You cannot transfer any amount to any other non-designated subaccount without losing all your benefits under this rider.	Must adhere to the Portfolio Allocation Method. See below.	AB Balanced Wealth Strategy Portfolio
American Funds - Asset Allocation Fund
American Funds - Bond Fund
Fidelity VIP Balanced Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund
State Street Total Return V.I.S. Fund
TA Aegon Government Money Market
TA Aegon U.S. Government Securities
TA AB Dynamic Allocation
TA Asset Allocation - Conservative
TA Asset Allocation - Moderate
TA Asset Allocation - Moderate Growth
TA BlackRock Global Allocation
TA BlackRock Tactical Allocation
TA International Moderate Growth
TA JPMorgan Core Bond
TA JPMorgan Tactical Allocation
TA Managed Risk – Balanced ETF
TA Managed Risk – Conservative ETF
TA Managed Risk – Growth ETF
TA Multi-Managed Balanced
TA PineBridge Inflation Opportunities
TA PIMCO Total Return
TA QS Investors Active Asset Allocation - Conservative
TA QS Investors Active Asset Allocation – Moderate Growth
TA QS Investors Active Asset Allocation - Moderate
Fixed Account GPOs or DCA Accounts
Allocation Methods	Portfolio Allocation Method (PAM):
• This program will automatically allocate assets from the policyholder's separate accounts to a subaccount of our choosing when the policy value has dropped relative to the guaranteed amount.
• If the policy value increases enough in relation to the guaranteed amounts, the money may be moved back into the separate accounts (pro-rata based on the policyholder's current separate account values).
• The allocation of assets between the accounts is at our sole discretion but will initially use modern financial theory to determine the correct allocation.
• The policyholder may not allocate premium payments to, nor transfer policy value into or out of, the PAM investment options.
	Current PAM Safe Fund: TA U.S. Government Securities	N/A

RIDER GRID VARIATIONS — (Continued)
Rider Name	Living Benefit Rider 2004	Retirement Income Choice®[3]
Rider Form Number[1]	RGMB 4 0504 (2004)	RGMB 27 0108 (NY)
Withdrawal Benefits - See “Living Benefits Rider Adjusted Partial Withdrawals” and “Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” appendices for examples showing the effect of withdrawals on the WB.	The GMWB guarantees a withdrawal amount regardless of the policy value. The policyholder has 2 withdrawal guarantees available. Once the rider is issued, values for both withdrawal guarantees will be calculated indefinitely as follows:
a) 7% Principal Back: The policyholder can withdraw up to 7% of the 7% Principal Back TWB per year until at least the time at which the 7% Principal Back MRWA has reached zero.
b) 5% For Life: The policyholder can withdraw up to 5% of the 5% For Life TWB each year starting with the Rider Anniversary following the annuitant's 59th birthday until at least the later of the death of the annuitant or the time when the 5% For Life MRWA* has reached zero.
* The MRWA represents the total minimum dollar amount of guaranteed withdrawals the policyholder has remaining provided they take no more than the MAWA each year.
• The policyholder does not have to take the entire MAWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next calendar year.
The percentage is determined by the attained age of the annuitant at the time of the first withdrawal.

Age 1st WDFor Life WD%
 0-58..........................................................0.0%
 59-69........................................................5.0%
 70-79........................................................6.0%
 80+...........................................................7.0%
• Starting the rider anniversary following the annuitant's 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the annuitant at the time of their first withdrawal if applicable, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.
Automatic Step-Up Benefit	N/A	On each rider anniversary, the WB will be set to the greatest of:
1) The current WB:
2) The policy value on the rider anniversary;
3) The highest policy value on a rider monthiversarySM*; or
4) The current WB immediately prior to anniversary processing increased by the growth rate percentage**
* Item 3) is set to zero if there have been any excess withdrawals in the current rider year.
** Item 4) is set to zero after the first 10 rider years or if there have been any withdrawals in the current rider year.
A step-up will occur if the largest value is either 2) or 3) above. A step-up will allow us to change the rider fee percentage after the 5th rider anniversary.
• If the largest value is 1) or 4) above, this is not considered a step-up.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an owner rejects an automatic step-up, they retain the right to all future automatic step-ups.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Living Benefit Rider 2004	Retirement Income Choice®[3]
Rider Form Number[1]	RGMB 4 0504 (2004)	RGMB 27 0108 (NY)
Exercising Rider	“For Life” GMWB:
The policyholder is guaranteed to be able to withdraw up to the “For Life” MAWA until the later of 1) the annuitant's death or 2) the “For Life” MRWA is zero.
“Principal Back” GMWB:
The policyholder is guaranteed to be able to withdraw up to the “Principal Back” MAWA until the “Principal Back” MRWA is zero.
“GMAB”:
At the end of the GMAB waiting period (currently 10 years), should the policy value be less than the GFV, the GMAB feature will add the difference to the policy value on a pro-rata basis based on their current account value.
a) The addition to the policy will not be considered premium and should not affect any other policy calculations, including the GMDB calculations.
b) At the end of the waiting period, the GMAB will not provide any more benefits, unless the policyholder chooses to upgrade the rider.	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each calendar year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant has died.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an annuitant this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the greater of the base policy death benefit or any GMDB.
Income Benefit or Other Benefit Payout Considerations
The GFV is the policy value we are guaranteeing on the GFV date. After the Rider Issue Date, the GFV is equal to the GFV on the Rider Issue Date, plus a percentage of premiums (not including premium enhancements) received after the Rider Date as shown in the table below, less an adjustment for withdrawals.

Year Rec'd% Added to GFV
 1..............................................................100%
 2................................................................90%
 3................................................................80%
 4................................................................70%
 5................................................................60%
 6-10...........................................................50%
 10+..............................................................0%
At the end of the GMAB waiting period (currently 10 years), should the policy value be less than the GFV, we will add the difference to the policy value on a pro-rata basis based on their current policy value.	Growth: Benefit is not elected separately, but is built into the rider. The WB will grow at 5% growth annually. This will only be credited on the rider anniversary for up to 10 rider years. If a withdrawal has occurred in the current rider year the 5% growth will not be applied.
NOTE: There is not an adjustment or credit for partial years of interest. Growth is not accumulated daily. Only calculated at the end of the year if no withdrawals were taken.
Rider Upgrade	• May upgrade anytime after the 5th Anniversary by terminating the rider and adding the new rider in place at that time, as long as the covered lives meet the age requirements in effect at that time.
• Must be prior to the annuitant's 86th birthday
• An upgrade will reset the MRWA, TWB, MAWA and the GFV values.
• Rider Fee will be the fee that applies to the new rider at the time of upgrade.	• Upgrades allowed within a 30 day window following each 5th rider anniversary.
• Rider availability and fees may vary at time of upgrade
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 85 years old.
• An upgrade will reset the WB, RDB, RWA and Income Benefit determination.
• Rider Fee percentage will be the fee percentage that applies to the new rider at the time of upgrade.
• Growth percentage will be the percentage available at the time of upgrade.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Living Benefit Rider 2004	Retirement Income Choice®[3]
Rider Form Number[1]	RGMB 4 0504 (2004)	RGMB 27 0108 (NY)
Rider Termination	• The rider will be terminated upon policy surrender, annuitization or upgrade.
• The policyholder must wait 5 years from the Rider Start Date to terminate.
• After the five-year waiting period, the policyholder may terminate the rider at any time.
• The rider will be terminated the date we receive written notice from you requesting termination.	• The rider can be “free looked” within 30 days of issue. The request must be made in writing.
• The rider will be terminated upon policy surrender, annuitization, annuitant death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each successive 5th rider anniversary.
• After termination, there is no wait period to re-add the rider, assuming the rider is still being offered.
• The rider will be terminated the date we receive written notice from you requesting termination.

Rider Name	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 31 0708 (NY)	RGMB 37 0809 (IS) (NY) RGMB 37 0809 (IJ) (NY)	RGMB 35 0109 (IS)(NY) RGMB 35 0109 (AS)(NY)
Purpose of Rider	This is a GLWB rider that guarantees withdrawals for the annuitant's2 lifetime, regardless of policy value.
• The policyholder can withdraw the RWA each year until the death of the annuitant.[2]
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.	This is a GLWB rider that guarantees withdrawals for the annuitant's2 lifetime, regardless of policy value.
• The policyholder can withdraw the RWA each year until the annuitant's2 death
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.	This is a GLWB rider that guarantees withdrawals for the annuitant's2 lifetime, regardless of policy value.
• The policyholder can withdraw the RWA each rider year until the annuitant's2 death.
• This benefit is intended to provide a level of payments regardless of the performance of the designated variable investment options you select.
Availability	• Issue age at least age 55, but not yet 86 years old for single life option and at least 71 but not yet 86 for joint life option (unless state law requires a lower maximum issue age).
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB riders.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age).
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB riders.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.	• Issue age 0-85, but not yet 86 years old (unless state law requires a lower maximum issue age).
• Single Annuitant ONLY. Annuitant must be an Owner (unless owner is a non-natural person)
• Maximum of 2 living Joint Owners (with one being the Annuitant)
• Cannot be added to a policy with other active GMLB riders.
• Not available on qualified annuity which has been continued by surviving spouse or beneficiary as a new owner.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 31 0708 (NY)	RGMB 37 0809 (IS) (NY) RGMB 37 0809 (IJ) (NY)	RGMB 35 0109 (IS)(NY) RGMB 35 0109 (AS)(NY)
Base Benefit and Optional Fees at issue
Percentage of WB. Additional option fees would be added to the base.

Single Life
(1/19/09 - 11/3/13)
Base Fee.....................................0.90%
DB Fee......................................0.25%
(11/10/08 - 1/18/09)
Base Fee.....................................0.75%
DB Fee......................................0.25%
Joint Life
(1/19/09 - 11/3/13)
Base Fee.....................................0.90%
DB Fee......................................0.20%
(11/10/08 - 1/18/09)
Base Fee.....................................0.75%
DB Fee......................................0.20%
Fee based on designated allocation groups and the optional benefits selected. If you elect a combination of designated allocations from among the various groups below, then your fee will be based on a weighted average of your choices.

Base Benefit Fees:
(2/21/11 - 11/3/13)
Group A....................................1.40%
Group B....................................1.00%
Group C....................................0.45%
Additional option fees would be added to the base and are as follows:
DB Single Life...........................0.25%
DB Joint Life.............................0.20%
Base Benefit Fees:
(9/21/09 - 2/20/11)
Group A....................................1.25%
Group B....................................0.90%
Group C....................................0.40%
Additional option fees would be added to the base and are as follows:
DB Single Life...........................0.25%
DB Joint Life.............................0.20%
Fee based on designated allocation groups and the optional benefits selected. If you elect a combination of designated allocations from among the various groups below, then your fee will be based on a weighted average of your choices.

Base Benefit Fees
(12/12/11 - 11/3/13)
OAM Option............................1.25%
Group A....................................1.55%
Group B....................................1.10%
Group C....................................0.70%
Additional option fees would be added to the base and are as follows:
DB Single Life...........................0.25%
DB Joint Life.............................0.20%
Base Benefit Fees
(2/21/11 - 12/11/11)
OAM Option............................1.20%
Group A....................................1.40%
Group B....................................1.00%
Group C....................................0.45%
Additional option fees would be added to the base and are as follows:
DB Single Life...........................0.25%
DB Joint Life.............................0.20%
Base Benefit Fees:
(5/1/09 - 2/20/11)
OAM Option............................1.10%
Group A....................................1.25%
Group B....................................0.90%
Group C....................................0.40%
Additional option fees would be added to the base and are as follows:
DB Single Life...........................0.25%
DB Joint Life.............................0.20%

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 31 0708 (NY)	RGMB 37 0809 (IS) (NY) RGMB 37 0809 (IJ) (NY)	RGMB 35 0109 (IS)(NY) RGMB 35 0109 (AS)(NY)
Fee Frequency	• Fee is deducted annually during the accumulation phase on each rider anniversary.
• Fee is deducted from variable subaccounts only.
• A pro-rated fee is deducted at the time the rider is terminated or upgraded.	• The fee is calculated at issue and each subsequent rider quarter for the upcoming quarter based on the fund values and WB at that point in time and stored.
• Deducted at each rider quarter-versary in arrears during the accumulation phase.
• The fee is calculated on a quarterly basis and varies depending on the fund allocation option you have chosen.
• A “rider fee adjustment” will be applied for transfers between allocation groups and for subsequent premium payments and withdrawals that change the withdrawal base.
• The base rider fee adjustment will be calculated using the same formula as the base rider fee and compare the fee for the remainder of the rider quarter to the initially calculated fee for the same period.
• The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be allocated.
• Fee is deducted from variable subaccounts only.
• A pro-rated fee is deducted at the time the rider is terminated or upgraded.	• The fee is calculated at issue and each subsequent rider quarter for the upcoming quarter based on the fund values and WB at that point in time and stored.
• Deducted at each rider quarter-versary in arrears during the accumulation phase.
• The fee is calculated on a quarterly basis and varies depending on the fund allocation option you have chosen.
• A “rider fee adjustment” will be applied for transfers between allocation groups and for subsequent premium payments and withdrawals that change the withdrawal base.
• The base rider fee adjustment will be calculated using the same formula as the base rider fee.
• The rider fee adjustment may be positive or negative and will be added to or subtracted from the rider fee to be allocated.
• Fee is deducted from variable subaccounts only.
• A pro-rated fee is deducted at the time the rider is terminated or upgraded.
Death Benefit	For an additional fee, the optional death benefit may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the base policy death benefit and then this rider will terminate.
The RDB does not reset due to the automatic step-up feature.	For an additional fee, the optional death benefit may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the base policy death benefit and then this rider will terminate.
The RDB does not reset due to the automatic step-up feature.	For an additional fee, the optional death benefit may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the base policy death benefit and then this rider will terminate.
The RDB does not reset due to the automatic step-up feature.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 31 0708 (NY)	RGMB 37 0809 (IS) (NY) RGMB 37 0809 (IJ) (NY)	RGMB 35 0109 (IS)(NY) RGMB 35 0109 (AS)(NY)
Designated Funds Available - Policyholders who add these riders may only invest in the investment options listed. Investment options may not be available as a designated fund based on rider issue date.
Requiring that you designate 100% of your policy value to the designated investment options, some of which employ strategies that are intended to reduce the risk of loss and/or manage volatility, may reduce investment returns and may reduce the likelihood that we will be required to use our own assets to pay amounts due under this benefit.
PLEASE NOTE: These investment options may not be available on all products, may vary for certain policies and may not be available for all policies. Please reference “Portfolios Associated With the Subaccount” Appendix in your prospectus for available funds. You cannot transfer any amount to any other non-designated subaccount without losing all your benefits under this rider.	AB Balanced Wealth Strategy Portfolio
American Funds - Asset Allocation Fund
American Funds - Bond Fund
Fidelity VIP Balanced Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund
State Street Total Return V.I.S. Fund
TA Aegon Government Money Market
TA Aegon U.S. Government Securities
TA AB Dynamic Allocation
TA Asset Allocation - Conservative
TA Asset Allocation - Moderate
TA Asset Allocation - Moderate Growth
TA BlackRock Global Allocation
TA BlackRock Tactical Allocation
TA International Moderate Growth
TA JPMorgan Core Bond
TA JPMorgan Tactical Allocation
TA Managed Risk – Balanced ETF
TA Managed Risk – Conservative ETF
TA Managed Risk – Growth ETF
TA Multi-Managed Balanced
TA PineBridge Inflation Opportunities
TA PIMCO Total Return
TA QS Investors Active Asset Allocation - Conservative
TA QS Investors Active Asset Allocation – Moderate Growth
TA QS Investors Active Asset Allocation - Moderate
Fixed Account GPOs or DCA Accounts	Designated Allocation Group A
AB Balanced Wealth Strategy Portfolio
American Funds - Asset Allocation Fund
Fidelity VIP Balanced Portfolio
Franklin Templeton VIP Founding Funds Allocation Fund
State Street Total Return V.I.S. Fund
TA Asset Allocation - Moderate Growth
TA BlackRock Smart Beta 50
TA BlackRock Global Allocation Managed Risk - Growth
TA International Moderate Growth
TA Managed Risk - Growth
TA Multi-Managed Balanced
TA QS Investors Active Asset Allocation – Moderate Growth
Designated Allocation Group B
TA American Funds Managed Risk – Balanced
TA Asset Allocation - Moderate
TA BlackRock Global Allocation
TA BlackRock Global Allocation Managed Risk - Balanced
TA BlackRock Tactical Allocation
TA Managed Risk – Balanced ETF
TA QS Investors Active Asset Allocation - Moderate
Designated Allocation Group C
American Funds - Bond Fund
TA Aegon Government Money Market
TA Aegon U.S. Government Securities
TA AB Dynamic Allocation
TA Asset Allocation - Conservative
TA JPMorgan Core Bond
TA JPMorgan Tactical Allocation
TA Managed Risk – Conservative ETF
TA PineBridge Inflation Opportunities
TA PIMCO Total Return
TA QS Investors Active Asset Allocation - Conservative
Fixed Account.	Designated Allocation Group A
AB Balanced Wealth Strategy Portfolio
American Funds - Asset Allocation Fund
Fidelity VIP Balanced Portfolio
Franklin Templeton VIP Founding Fund
State Street Total Return V.I.S. Fund
TA Asset Allocation - Moderate Growth
TA BlackRock Smart Beta 50
TA BlackRock Global Allocation Managed Risk - Growth
TA International Moderate Growth
TA Janus Balanced
TA Legg Mason Dynamic Allocation - Growth
TA Managed Risk – Growth ETF
TA Multi-Managed Balanced
TA PIMCO Tactical - Growth
TA QS Investors Active Asset Allocation – Moderate Growth
Designated Allocation Group B
TA American Funds Managed Risk - Balanced
TA Asset Allocation - Moderate
TA BlackRock Global Allocation
TA BlackRock Global Allocation Managed Risk - Balanced
TA BlackRock Tactical Allocation
TA Legg Mason Dynamic Allocation - Balanced
TA Managed Risk – Balanced ETF
TA Market Participation Strategy
TA PIMCO Tactical - Balanced
TA QS Investors Active Asset Allocation – Moderate
Designated Allocation Group C
American Funds Bond Fund
TA Aegon Government Money Market
TA Aegon US Government Securities
TA AB Dynamic Allocation
TA Asset Allocation - Conservative
TA JPMorgan Core Bond
TA JPMorgan Tactical Allocation
TA Managed Risk – Conservative ETF
TA PineBridge Inflation Opportunities
TA PIMCO Tactical - Conservative
TA PIMCO Total Return
TA QS Investors Active Asset Allocation - Conservative
Fixed Account

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 31 0708 (NY)	RGMB 37 0809 (IS) (NY) RGMB 37 0809 (IJ) (NY)	RGMB 35 0109 (IS)(NY) RGMB 35 0109 (AS)(NY)
Allocation Methods	N/A	N/A	Open Allocation Method (OAM):
• This program will automatically allocate assets from the policyholder's separate accounts to a subaccount of our choosing when the policy value has dropped relative to the guaranteed amount.
• If the policy value increases enough in relation to the guaranteed amounts, the money will be moved back into the separate accounts (pro-rata based on the policy holder's current separate account values).
• The allocation of assets between the accounts is at our sole discretion but will initially use modern financial theory to determine the correct allocation.
• The policyholder may not allocate premium payments to, nor transfer policy value into or out of the OAM investment options.
Current OA Subaccount: TA ProFund UltraBear

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 31 0708 (NY)	RGMB 37 0809 (IS) (NY) RGMB 37 0809 (IJ) (NY)	RGMB 35 0109 (IS)(NY) RGMB 35 0109 (AS)(NY)
Withdrawal Benefits - See “Adjusted Partial Withdrawals - Guaranteed Lifetime Withdrawal Benefit Riders” appendix for examples showing the effect of withdrawals on the WB.
The percentage is determined by the attained age of the annuitant[2] at the time of the first withdrawal.

Age 1st WDSingle Life WD%
 0-58....................................0.0%
 59-69..................................5.0%
 70-79..................................6.0%
 80+......................................7.0%
Age 1st WDJoint Life WD%
 71-79..................................5.5%
 80+......................................6.5%
• Starting the rider anniversary following the annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the annuitant[2] at the time of their first withdrawal if applicable, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.
The percentage (after 2/1/2010) is determined by the attained age of the annuitant[2] at the time of the first withdrawal.

Age 1st WDSingle Life WD%
 0 - 58..................................0.0%
 59-64..................................4.0%
 65-74..................................5.0%
 75 + .....................................6.0%
Age 1st WDJoint Life WD%
 0 - 58..................................0.0%
 59-64..................................3.5%
 65-74..................................4.5%
 75 + .....................................5.5%
NOTE: Prior to 2/1/2010 the age bands regarding the withdrawal percentages above were as follows:
 0-58 59-69 70-79 80+
• Starting the rider anniversary following the annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the annuitant[2] at the time of their first withdrawal if applicable, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.
The percentage (after 12/12/2011) is determined by the attained age of the annuitant[2] at the time of the first withdrawal.

Age 1st WDSingle Life WD%
 0 - 58..................................0.0%
 59-64..................................4.0%
 65-79..................................5.0%
 80 + .....................................6.0%
Age 1st WDJoint Life WD%
 0 - 58..................................0.0%
 59-64..................................3.5%
 65-79..................................4.5%
 80 + .....................................5.5%
NOTE: Prior to 2/1/2010 the age bands regarding the withdrawal percentages above were as follows:
 0-58 59-69 70-79 80+
- After 2/1/2010 and prior to 12/12/2011 the age bands regarding the withdrawal percentages above were as follows:
 0-58 59-64 65-74 75+
• Starting the rider anniversary following the annuitant's2 59th birthday, the withdrawal percentage increases above 0% which creates a RWA available under the rider for withdrawal.
• On each rider anniversary, the RWA will be reset equal to the greater of:
 1) The WB multiplied by the Withdrawal Percentage based on the attained age of the annuitant[2] at the time of their first withdrawal if applicable, and
 2) The RMD amount for this policy for the current calendar year.
• The policyholder does not have to take the entire RWA in any year.
• If they do not take the full amount available, the remaining portion does not carry over to the next rider year.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 31 0708 (NY)	RGMB 37 0809 (IS) (NY) RGMB 37 0809 (IJ) (NY)	RGMB 35 0109 (IS)(NY) RGMB 35 0109 (AS)(NY)
Automatic Step-Up Benefit	On each rider anniversary, the WB will be set to the greatest of:
1) The current WB:
2) The policy value on the rider anniversary;
3) The highest policy value on a rider monthiversarySM*; or
4) The current WB immediately prior to anniversary processing increased by the growth rate percentage**
* Item 3) is set to zero if there have been any excess withdrawals in the current rider year.
** Item 4) is set to zero after the first 10 rider years or if there have been any withdrawals in the current rider year.
A step-up will occur if the largest value is either 2) or 3) above. A step-up will allow us to change the rider fee percentage after the 5th rider anniversary.
• If the largest value is 1) or 4) above, this is not considered a step-up.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an owner rejects an automatic step-up, they retain the right to all future automatic step-ups.	On each rider anniversary, the WB will be set to the greatest of:
1) The current WB:
2) The policy value on the rider anniversary;
3) The highest policy value on a rider monthiversarySM*; or
4) The current WB immediately prior to anniversary processing increased by the growth rate percentage**
* Item 3) is set to zero if there have been any excess withdrawals in the current rider year.
** Item 4) is set to zero after the first 10 years or if there have been any withdrawals in the current rider year.
A step-up will occur if the largest value is either 2) or 3) above. A step-up will allow us to change the rider fee percentage after the 5th rider anniversary.
• If the largest value is 1) or 4) above, this is not considered a step-up.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an owner rejects an automatic step-up, they retain the right to all future automatic step-ups.
NOTE: The benefit percentage will also increase if you have crossed into another age band prior to an automatic step-ups after the election date.	On each rider anniversary, the WB will be set to the greatest of:
1) The current WB:
2) The policy value on the rider anniversary;
3) The highest policy value on a rider monthiversarySM*; or
4) The current WB immediately prior to anniversary processing increased by the growth rate percentage**
* Item 3) is set to zero if there have been any excess withdrawals in the current rider year.
** Item 4) is set to zero after the first 10 years or if there have been any withdrawals in the current rider year.
A step-up will occur if the largest value is either 2) or 3) above. A step-up will allow us to change the rider fee percentage after the 5th rider anniversary.
• If the largest value is 1) or 4) above, this is not considered a step-up.
• Owner will have a 30 day window after the rider anniversary to reject an automatic step-up if we increase the rider fee.—Must be in writing.
• If an owner rejects an automatic step-up, they retain the right to all future automatic step-ups.
NOTE: The benefit percentage will also increase if you have crossed into another age band prior to an automatic step-ups after the election date.
Exercising Rider	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each calendar year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant[2] has died.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an annuitant[2] this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the greater of the base policy death benefit or any GMDB.	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each calendar year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant[2] has died.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the base policy death benefit.	Exercising Base Benefit: The policyholder is guaranteed to be able to withdraw up to the RWA each rider year even if the policy value is zero at the time of withdrawal. The rider benefits cease when the annuitant[2] has died.
Exercising Death Option: This optional feature may be elected with this rider. Upon the death of an annuitant[2], this rider will pay an additional death benefit amount equal to the excess, if any, of the RDB over the greater of the base policy death benefit or any GMDB.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 31 0708 (NY)	RGMB 37 0809 (IS) (NY) RGMB 37 0809 (IJ) (NY)	RGMB 35 0109 (IS)(NY) RGMB 35 0109 (AS)(NY)
Income Benefit or Other Benefit Payout Considerations	Growth: Benefit is not elected separately, but is built into the rider. The WB will grow at 5% growth annually. This will only be credited on the rider anniversary for up to 10 rider years. If a withdrawal has occurred in the current rider year the 5% growth will not be applied.
Double Withdrawal Base Feature: If no withdrawals have been made within the first 10 rider years or before the anniversary following the annuitant's2 attained age 67 (or age 73 for joint life option), the WB on that rider anniversary will be the greater of;
1) the current WB; or
2) premiums applied within 90 days of the rider date multiplied by 2.
NOTE: There is not an adjustment or credit for partial years of interest. Growth is not accumulated daily. Only calculated at the end of the year if no withdrawals were taken.	Growth: Benefit is not elected separately, but is built into the rider. The WB will grow at 5% growth annually. This will only be credited on the rider anniversary for up to 10 rider years. If a withdrawal has occurred in the current rider year the 5% growth will not be applied.
NOTE: There is not an adjustment or credit for partial years of interest. Growth is not accumulated daily. Only calculated at the end of the year if no withdrawals were taken.	Growth: Benefit is not elected separately, but is built into the rider. The WB will grow at 5% growth annually. This will only be credited on the rider anniversary for up to 10 rider years. If a withdrawal has occurred in the current rider year the 5% growth will not be applied.
NOTE: There is not an adjustment or credit for partial years of interest. Growth is not accumulated daily. Only calculated at the end of the year if no withdrawals were taken.
Rider Upgrade	• Upgrades allowed within a 30 day window following each successive 5th rider anniversary.
• Rider availability and fees may vary at time of upgrade
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 85 years old.
• An upgrade will reset the WB, RDB, RWA and Income Benefit determination.
• Rider Fee percentage will be the fee percentage that applies to the new rider at the time of upgrade.
• Growth percentage will be the percentage available at the time of upgrade.	• Upgrades allowed within 30 day window following each successive rider anniversary.
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 85 years old.
• An upgrade will reset the WB and RDB.
• Rider Fee Percentage will be the fee percentage that applies to the new rider at the time of upgrade.
• Growth percentage will be the percentage available at the time of upgrade.	• Upgrades allowed within a 30 day window following each successive 5th rider anniversary.
• Rider availability and fees may vary at time of upgrade
• Upgrades are subject to issue age restrictions of the rider at the time of upgrade. Currently the maximum upgrade age is 85 years old.
• An upgrade will reset the WB and RDB.
• Rider Fee Percentage will be the fee percentage that applies to the new rider at the time of upgrade.
• Growth percentage will be the percentage available at the time of upgrade.

RIDER GRID VARIATIONS — (Continued)
Rider Name	Retirement Income Choice® with Double Withdrawal Base Benefit[3]	Retirement Income Choice® 1.4[3]	Retirement Income Choice® 1.2[3]
Rider Form Number[1]	RGMB 31 0708 (NY)	RGMB 37 0809 (IS) (NY) RGMB 37 0809 (IJ) (NY)	RGMB 35 0109 (IS)(NY) RGMB 35 0109 (AS)(NY)
Rider Termination	• The rider can be “free looked” within 30 days of issue. The request must be made in writing.
• The rider will be terminated upon policy surrender, annuitization, annuitant[2] death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each successive 5th rider anniversary.
• The rider will be terminated the date we receive written notice from you requesting termination.
• After termination, there is no wait period to re-add the rider, assuming the rider is still being offered.	• The rider can be “free looked” within 30 days of issue. The request must be made in writing.
• The rider will be terminated upon policy surrender, annuitization, annuitant[2] death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each successive 5th rider anniversary.
• The rider will be terminated the date we receive written notice from you requesting termination.
• After termination, there is no wait period to re-add the rider, assuming the rider is still being offered.	• The rider can be “free looked” within 30 days of issue. The request must be made in writing.
• The rider will be terminated upon policy surrender, annuitization, annuitant[2] death or upgrade.
• The date the policy to which this rider is attached is assigned or if the owner is changed without our approval.
• Termination allowed within 30 day window following each successive 5th rider anniversary.
• The rider will be terminated the date we receive written notice from you requesting termination.
• After termination, there is no wait period to re-add the rider, assuming the rider is still being offered.
(1)	Rider form number may be found on the bottom left corner of your rider pages.
(2)	If the rider's Joint Life option has been elected for an additional fee, the benefits and features available could differ from the Single Life Option based on the age of the annuitant's spouse.
(3)	This rider and additional options may vary for certain policies and may not be available for all policies. This disclosure explains the material features of the riders. The application and operation of the riders are governed by the terms and conditions of the rider itself.

STATEMENT OF ADDITIONAL INFORMATION
TRANSAMERICA AXIOMSM NY VARIABLE ANNUITY
Issued through
SEPARATE ACCOUNT VA BNY
Offered by
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
This Statement of Additional Information expands upon subjects discussed in the current prospectus for the Transamerica AxiomSM NY Variable Annuity offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2017, by calling (800) 525-6205, or write us at: Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.
This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.
Dated: May 1, 2017

ii

GLOSSARY OF TERMS
accumulation unit—An accounting unit of measure used in calculating the policy value in the separate account before the annuity commencement date.
Administrative Office—Transamerica Financial Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 525-6205.
annuitant—The person on whose life any annuity payments involving life contingencies will be based.
annuity commencement date—The date upon which annuity payments are to commence.
annuity payment option—A method of receiving a stream of annuity payments selected by the owner.
annuity unit—An accounting unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment.
assumed investment return or AIR—The annual effective rate shown in the contract that is used in the calculation of each variable annuity payment.
beneficiary—The person who has the right to the death benefit as set forth in the policy.
business day—A day when the New York Stock Exchange is open for regular trading.
cash value—The policy value less any applicable service charge, surrender charge and premium tax charge, if any, and rider fees (imposed upon surrender).
Code—The Internal Revenue Code of 1986, as amended.
enrollment form—A written application, order form, or any other information received electronically or otherwise upon which the policy is issued and/or is reflected on the data or specifications page.
excess partial surrender—The portion of a partial surrender (surrender) that exceeds the free amount.
fixed account—One or more guaranteed period options under the policy that are part of our general assets and are not in the separate account.
free amount—The amount that can be withdrawn each year without incurring any surrender charges.
guaranteed lifetime withdrawal benefit—Any optional benefit under the policy that provides a guaranteed minimum withdrawal benefit, including the Living Benefits Rider, the Retirement Income Max® Rider and the Retirement Income Choice® 1.6 Rider.
guaranteed period options—The various guaranteed interest rate periods of the fixed account which we may offer and into which premium payments may be paid or amounts transferred.
nonqualified policy—A policy other than a qualified policy.
owner (you, your)—The person who may exercise all rights and privileges under the policy. The owner during the lifetime of the annuitant and before the annuity commencement date is the person designated as the owner in the information that we require to issue a policy.
policy date—The date shown on the policy data page attached to the policy and the date on which the policy becomes effective.
policy value—On or before the annuity commencement date, the policy value is equal to the owner's:
•	premium payments; minus
•	gross partial surrenders (partial surrenders plus the surrender charge on the portion of the requested partial surrender that is subject to the surrender charge plus taxes (on the withdrawal)); plus
•	interest credited in the fixed account; plus
•	accumulated gains in the separate account; minus
•	accumulated losses in the separate account; minus
•	service charges, rider fees, premium taxes, transfer fees, and other charges, if any.
policy year—A policy year begins on the policy date and on each anniversary thereafter.
premium payment—An amount paid to us by the owner or on the owner's behalf as consideration for the benefits provided by the policy.
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qualified policy—A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.
separate account—Separate Account VA BNY, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.
separate account value—The portion of the policy value that is invested in the separate account.
service charge—An annual charge on each policy anniversary (and a charge at the time of surrender during any policy year) for policy maintenance and related administrative expenses. This annual charge is $30, but will not exceed 2% of the policy value.
subaccount—A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.
supportable payment—The amount equal to the sum of the variable annuity unit values multiplied by the number of variable annuity units in each of the selected subaccounts.
surrender charge—A percentage of each premium payment that depends upon the length of time from the date of each premium payment. The surrender charge is assessed on full or partial surrenders from the policy. A surrender charge may also be referred to as a “contingent deferred sales charge.” If the Access Rider is elected, the surrender charge percentage is zero.
valuation period—The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.
variable annuity payments—Payments made pursuant to an annuity payment option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified subaccounts within the separate account.
written notice—Written notice, signed by the owner, that gives the Company the information it requires and is received in good order at the Administrative Office. For some transactions, the Company may accept an electronic notice, such as telephone instructions. Such electronic notice must meet the requirements for good order that the Company establishes for such notices.
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In order to supplement the description in the prospectus, the following provides additional information about the Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.
THE POLICY—GENERAL PROVISIONS
Owner
The policy shall belong to the owner upon issuance of the policy after completion of an enrollment form and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.
Unless we have been notified of a community or marital property interest in the policy, it will rely on its good faith belief that no such interest exists and will assume no responsibility for inquiry.
Note carefully. If the owner predeceases the annuitant and no joint owner, primary beneficiary, or contingent beneficiary is alive or in existence on the date of death, the owner's estate will become the new owner. If no probate estate is opened because the owner has precluded the opening of a probate estate by means of a trust or other instrument, that trust may not exercise ownership rights to the policy. It may be necessary to open a probate estate in order to exercise ownership rights to the policy.
The owner may change the ownership of the policy in a written notice. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.
When there is a change of owner, the change will not be effective until it is recorded in our records. Once recorded, it will take effect as of the date the owner signs the written notice, subject to any payment we have made or action we have taken before recording the change. Changing the owner does not change the designation of the beneficiary or the annuitant.
Entire Contract
The entire contract consists of the policy and any application, endorsements and riders. If any portion of the policy or rider attached thereto shall be found to be invalid, unenforceable or illegal, the remainder shall not in any way be affected or impaired thereby, but shall have the same force and effect as if the invalid, unenforceable or illegal portion had not been inserted.
Misstatement of Age or Sex
During the Accumulation Phase. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.
We reserve the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.
After the Annuity Commencement Date. We may require proof of the annuitant’s or owner’s age and/or sex before any payments associated with any benefits are made. If the age or sex of the annuitant and/or owner has been misstated, we will change the payment associated with any benefits payable to that which the premium payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.
Reallocation of Annuity Units After the Annuity Commencement Date
After the annuity commencement date, you may reallocate the value of a designated number of annuity units of a subaccount then credited to a policy into an equal value of annuity units of one or more other subaccounts or the fixed account. The reallocation shall be based on the relative value of the annuity units of the account(s) or subaccount(s) at the end of the business day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the annuity units in the account or subaccount from which the transfer is being made. If the monthly income of the
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annuity units remaining in an account or subaccount after a reallocation is less than $10, we reserve the right to include the value of those annuity units as part of the transfer. The request must be in writing to our Administrative Office. There is no charge assessed in connection with such reallocation. A reallocation of annuity units may be made up to four times in any given policy year.
After the annuity commencement date, no transfers may be made from the fixed account to the separate account.
Annuity Payment Options
During the lifetime of the annuitant and before the annuity commencement date, the owner may choose an annuity payment option or change the election, but notice of any election or change of election must be received by us in good order at least thirty (30) days before the annuity commencement date (elections less than 30 days require prior approval). If no election is made before the annuity commencement date, annuity payments will be made under life income with variable payments for 10 years certain using the existing policy value of the separate account. These default options may be restricted with respect to qualified policies.
The person who elects an annuity payment option can also name one or more successor payees to receive any unpaid amount we have at the death of a payee. Naming these payees cancels any prior choice of a successor payee.
A payee who did not elect the annuity payment option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.
Variable Payment Options. The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. For annuity payments the tables are based on a 5% effective annual Assumed Investment Return and the “Annuity 2000” (male, female and unisex if required by law) mortality table projected for improvement using projection scale G. The rates were projected dynamically using an assumed annuity commencement date of 2005. the “Annuity 2000” mortality rates are adjusted based on improvements in mortality to more appropriately reflect increased longevity. The dollar amount of additional variable annuity payments will vary based on the investment performance of the subaccount(s) of the separate account selected by the annuitant or beneficiary. For certain qualified policies the use of unisex mortality tables may be required.
Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed under state and Federal law) and adjusted age of the annuitant. For regular annuity payments, the adjusted age is the annuitant's actual age nearest birthday, on the annuity commencement date, adjusted as described in your policy. This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.
Determination of Additional Variable Payments. All variable annuity payments other than the first are calculated using annuity units which are credited to the policy. The number of annuity units to be credited in respect of a particular subaccount is determined by dividing that portion of the first variable annuity payment attributable to that subaccount by the annuity unit value of that subaccount on the annuity commencement date. The number of annuity units of each particular subaccount credited to the policy then remains fixed, assuming no transfers to or from that subaccount occur. The dollar value of variable annuity units in the chosen subaccount will increase or decrease reflecting the investment experience of the chosen subaccount. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant. This amount is equal to the sum of the amounts determined by multiplying the number of annuity units of each particular subaccount credited to the policy by the annuity unit value for the particular subaccount on the date the payment is made.
Death Benefit
Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or any other proof satisfactory to us will constitute due proof of death. If the annuitant dies after the annuity commencement date, no death benefit is payable and the amount payable will depend on the annuity income option.
Upon receipt in good order of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The death benefit may be paid as a lump sum, as annuity payments or as otherwise permitted by the Company in accordance with applicable law unless a settlement agreement is effective at the death of the owner preventing such election.
If an owner is not an annuitant, and dies prior to the annuity commencement date, the new owner may surrender the policy at any time for the amount of the policy value. If the new owner is not the deceased owner's spouse, however, (1) the policy value must be distributed within five years after the date of the deceased owner's death, or (2) payments under an annuity payment option must
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begin no later than one year after the deceased owner's death and must be made for the new owner's lifetime or for a period certain (so long as any period certain does not exceed the new owner's life expectancy). If the sole new owner is the deceased owner's surviving spouse, such spouse may elect to continue the policy as the new owner instead of receiving the death benefit.
Beneficiary. The beneficiary designation in the enrollment form will remain in effect until changed. The owner may change the designated beneficiary by sending us written notice. The beneficiary's consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice, whether or not the owner is living when the notice is received by us. We will not be liable for any payment made before the written notice is received. If more than one beneficiary is designated, and the owner fails to specify their interests, they will share equally. If upon the death of the annuitant there is a surviving owner(s), the surviving owner(s) automatically takes the place of any beneficiary designation.
Death of Owner
Federal tax law requires that if any owner (including any joint owner who has become a current owner) dies before the annuity commencement date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Certain rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) the owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the annuity commencement date. See the TAX INFORMATION section in the prospectus for more information about these rules. Other rules may apply to qualified policies.
Assignment
During the lifetime of the annuitant you may assign any rights or benefits provided by the policy if your policy is a nonqualified policy. An assignment will not be binding on us until a copy has been filed at its Administrative Office. Your rights and benefits and those of the beneficiary are subject to the rights of the assignee. We assume no responsibility for the validity or effect of any assignment. Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.
Unless you so direct by filing written notice with us, no beneficiary may assign any payments under the policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any beneficiary's creditors.
Ownership under qualified policies is restricted to comply with the Code.
Evidence of Survival
We reserve the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until we receive such evidence.
Non-Participating
The policy will not share in our surplus earnings; no dividends will be paid.
Amendments
No change in the policy is valid unless made in writing by us and approved by one of our officers. No registered representative has authority to change or waive any provision of the policy.
We reserve the right to amend the policies to meet the requirements of the Code, regulations or published rulings. You can refuse such a change by giving written notice, but a refusal may result in adverse tax consequences.
Employee and Agent Purchases
The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their immediate family, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their immediate family. In such a case, we in our discretion, may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs we experience on those purchases. We may offer certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the annual service charge, the surrender charges, the mortality and expense risk fee and the administrative charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.
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Present Value of Future Variable Payments
The present value of future period certain variable payments is calculated by taking (a) the supportable payment on the business day we receive the surrender request (in good order), multiplied by (b) the number of payments remaining, multiplied by a discount rate (such as the assumed investment rate or “AIR”).
INVESTMENT EXPERIENCE
A “net investment factor” is used to determine the value of accumulation units and annuity units, and to determine annuity payment rates.
Accumulation Units
Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolios less any applicable charges or fees. The investment performance of the portfolio, expenses, and deductions of certain charges affect the value of an accumulation unit.
Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the Administrative Office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for regular trading.
An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.
The net investment factor for any subaccount for any valuation period is determined by dividing (A + B - C) by (D) and subtracting (D) from the result, where the net result of:
A	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
B	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
C	a per share credit or charge for any taxes determined by us to have resulted during the valuation period from the investment operations of the subaccount;
D	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
E	is an amount representing the separate account charge and any optional benefit fees, if applicable.
Illustration of Separate Account Accumulation Unit Value Calculations
Formula and Illustration for Determining the Net Investment Factor
Net Investment Factor =	(A + B - C)	- E
D
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Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57
B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0
C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0
D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40
E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 1.35% on an annual basis; On a daily basis, this equals 0.000036740.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000036740 = Z = 1.014876
(11.40)
Formula for Determining Accumulation Unit Value
Accumulation Unit Value = A * B
Where:
A =	The accumulation unit value for the immediately preceding valuation period.
Assume A = $X
B =	The net investment factor for the current valuation period.
Assume B = Y
Then, the accumulation unit value = $X * Y = $Z
Annuity Unit Value and Annuity Payment Rates
The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the annual assumed investment return. The value of a variable annuity unit in each subaccount was established at $1 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to A multiplied by B multiplied by C, where:
A	is the variable annuity unit value for the subaccount on the immediately preceding business day;
B	is the net investment factor for that subaccount for the valuation period; and
C	is the assumed investment return adjustment factor for the valuation period.
The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.
The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:
(i)	is the result of:
(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)	a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount.
(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.
(iii)	is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.25% of the daily net asset value of shares held in that subaccount.
The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.
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The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the annuity commencement date. The policy contains a table for determining the adjusted age of the annuitant.
Calculations for Annuity Unit
Value and Variable Annuity Payments
Formula for Determining Annuity Unit Value
Annuity Unit Value = A * B * C
Where:
A =	Annuity unit value for the immediately preceding valuation period.
Assume A = $X
B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
Assume B = Y
C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.
Assume C = Z
Then, the annuity unit value is: $X * Y * Z = $Q
Formula for Determining Amount of
First Monthly Variable Annuity Payment
First monthly variable annuity payment =	A * B
$1,000

Where:
A =	The adjusted policy value as of the annuity commencement date.
Assume A = $X
B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the sex and adjusted age of the annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000
Formula for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment
Number of annuity units =	A
B

Where:
A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X
B =	The annuity unit value for the valuation date on which the first monthly payment is due.
Assume B = $Y

Then, the number of annuity units =	$X	= Z
$Y
PERFORMANCE
We periodically advertises performance of the various subaccounts. Performance figures might not reflect charges for options, riders, or endorsements. We may disclose at least three different kinds of non-standard performance. First, we may calculate performance by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. This performance number reflects the deduction of the mortality and
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expense risk fees and administrative charges. It does not reflect the deduction of any applicable premium taxes, surrender charges, or fees for any optional riders or endorsements. Any such deduction would reduce the percentage increase or make greater any percentage decrease.
Second, advertisements may also include total return figures, which reflect the deduction of the mortality and expense risk fees and administrative charges. These figures may also include or exclude surrender charges.
Third, for certain investment portfolios, performance may be shown for the period commencing from the inception date of the investment portfolio (i.e., before commencement of subaccount operations). These figures should not be interpreted to reflect actual historical performance of the subaccounts.
Not all types of performance data presented reflect all of the fees and charges that may be deducted (such as fees for optional benefits); performance figures would be lower if these charges were included.
HISTORICAL PERFORMANCE DATA
Money Market Yields
We may from time to time disclose the current annualized yield of the money market subaccount, which invests in the corresponding money market portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding money market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the 7-day period in the value of a hypothetical account having a balance of 1 unit of the money market subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the administrative charges and (ii) the mortality and expense risk fee. Current yield will be calculated according to the following formula.
Current Yield = ((NCS * ES)/UV) * (365/7)
Where:
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.
ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
Because of the charges and deductions imposed under a policy, the yield for the money market subaccount will be lower than the yield for the corresponding money market portfolio. The yield calculations do not reflect the effect of any premium taxes. The yield calculations also do not reflect surrender charges that may be applicable to a particular policy. Surrender charges range from 5% to 0% of the amount of premium payments surrendered based on the number of years since the premium payment was made. Surrender charges are based on the number of years since the date the premium payment was made, not the policy issue date.
We may also disclose the effective yield of the money market subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula.
Effective Yield = (1 + ((NCS - ES)/UV))365/7 - 1
Where:
NCS	=	The net change in the value of the portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the 7-day period attributable to a hypothetical account having a balance of 1 subaccount unit.
ES	=	Per unit expenses of the subaccount for the 7-day period.
UV	=	The unit value on the first day of the 7-day period.
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The yield on amounts held in the money market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The money market subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the corresponding money market portfolio, the types and quality of portfolio securities held by the corresponding money market portfolio and its operating expenses.
Total Returns
We may from time to time also advertise or disclose total returns for one or more of the subaccounts for various periods of time. One of the periods of time will include the period measured from the date the subaccount commenced operations. When a subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.
Total returns will be calculated using subaccount unit values which we calculate on each business day based on the performance of the separate account's underlying fund portfolio and the deductions for the mortality and expense risk fee and the administrative charges. Total return calculations will reflect the effect of surrender charges that may be applicable to a particular period. The total return will then be calculated according to the following formula.
P (1 + T)N = ERV
Where:
T	=	The average annual total return net of subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.
Other Performance Data
We may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the surrender charge percentage will be assumed to be 0%.
We may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula except that the surrender charge percentage will be assumed to be 0%.
CTR = (ERV / P)-1
Where:
CTR	=	The cumulative total return net of subaccount recurring charges for the period.
ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.
P	=	A hypothetical initial payment of $1,000.
All non-standard performance data will only be advertised if the standard performance data is also disclosed.
Adjusted Historical Performance Data
From time to time, sales literature or advertisements may quote average annual total returns for periods prior to the date a particular subaccount commenced operations. Such performance information for the subaccounts will be calculated based on the performance of the various portfolios and the assumption that the subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of policy charges that are currently in effect.
PUBLISHED RATINGS
We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect our financial strength. The
10

ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms.
STATE REGULATION OF TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
The Company is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine the Company's contract liabilities and reserves so that the Department may determine the items are correct. The Company's books and accounts are subject to review by the Department of Insurance at all times, and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.
ADMINISTRATION
We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.
RECORDS AND REPORTS
All records and accounts relating to the separate account will be maintained by us. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments we send to you) you may only receive quarterly confirmations.
DISTRIBUTION OF THE POLICIES
We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”), for the distribution and sale of the policies. We may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies (e.g., commissions payable to selling firms selling the Policies, as described below).
TCI's home office is located at 1800 California St. Suite 5200 Denver, Colorado 80202. TCI is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.
The policies were offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives with these selling firms are appointed as our insurance agents.
We and our affiliates provide paid-in capital to TCI and pay for TCI's operating and other expenses, including overhead, legal and accounting fees. We also pay TCI and “override” payment based on the pricing of the product which becomes part of TCI's assets. In addition, we pay commission to TCI for policy sales; these commissions are passed through to the selling firms with TCI not retaining any portion of the commissions. During fiscal year 2016, 2015 and 2014, the amounts paid to TCI in connection with all policies sold through the separate account were $461,164, $605,510 and $589,156, respectively.
We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interests for such firms or its sales representatives.
11

VOTING RIGHTS
To the extent required by law, we will vote the underlying fund portfolios' shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we will determine that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.
Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.
After the annuity commencement date, you have the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person's number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.
The number of votes that you have the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. We will solicit voting instructions by sending you, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by us in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.
Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.
OTHER PRODUCTS
We make other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.
CUSTODY OF ASSETS
We hold assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of the Separate Account VA BNY, as of December 31, 2016 and for the years ended December 31, 2016 and 2015, and the statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company as of December 31, 2016 and 2015 and for the three years ended December 31, 2016 included in this Statement of Additional Information, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given upon the authority of such firm as experts in accounting and auditing.
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
OTHER INFORMATION
A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.
12

FINANCIAL STATEMENTS
The values of your interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Financial statements of certain subaccounts of Separate Account VA BNY, which are available for investment by Transamerica AxiomSM NY Variable Annuity policy owners, are contained herein. The statutory-basis financial statements and schedules of Transamerica Financial Life Insurance Company, which are included in this SAI, should be considered only as bearing on the ability of us to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.
13

APPENDIX
CONDENSED FINANCIAL INFORMATION
The following tables list the accumulation unit values and the number of accumulation units outstanding for the total separate account expenses listed therein (including any applicable fund facilitation fees) for each subaccount available on December 31, 2016.
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.707289 $1.714980 $1.629162 $1.425679 $1.279599 $1.342988 $1.238923 $1.012924 $1.000000	$1.752565 $1.707289 $1.714980 $1.629162 $1.425679 $1.279599 $1.342988 $1.238923 $1.012924	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Growth and Income Portfolio – Class B Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.471564 $1.473353 $1.369008 $1.032908 $0.894717 $0.856561 $0.771139 $0.650681 $1.000000	$1.609588 $1.471564 $1.473353 $1.369008 $1.032908 $0.894717 $0.856561 $0.771139 $0.650681	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
AB Large Cap Growth Portfolio – Class B Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.789069 $1.638904 $1.461969 $1.083679 $0.943040 $0.994964 $0.919934 $0.681360 $1.000000	$1.803322 $1.789069 $1.638904 $1.461969 $1.083679 $0.943040 $0.994964 $0.919934 $0.681360	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Asset Allocation FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.580724 $1.587754 $1.534342 $1.263418 $1.107581 $1.113586 $1.008106 $0.989780	$1.698135 $1.580724 $1.587754 $1.534342 $1.263418 $1.107581 $1.113586 $1.008106	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Bond FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.094344 $1.111541 $1.075355 $1.119407 $1.082068 $1.038634 $0.993818 $1.000901	$1.106161 $1.094344 $1.111541 $1.075355 $1.119407 $1.082068 $1.038634 $0.993818	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - Growth FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.815267 $1.730189 $1.624008 $1.271349 $1.098460 $1.168721 $1.002963 $0.986483	$1.951496 $1.815267 $1.730189 $1.624008 $1.271349 $1.098460 $1.168721 $1.002963	2,141.449 2,209.610 3,094.270 2,848.624 0.000 0.000 0.000 0.000
14

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
American Funds - Growth-Income FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.739431 $1.746211 $1.607557 $1.226434 $1.063351 $1.103175 $1.008352 $0.986805	$1.904693 $1.739431 $1.746211 $1.607557 $1.226434 $1.063351 $1.103175 $1.008352	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
American Funds - International FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.080074 $1.152215 $1.205517 $1.009425 $0.872042 $1.032313 $0.980473 $0.982914	$1.097960 $1.080074 $1.152215 $1.205517 $1.009425 $0.872042 $1.032313 $0.980473	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.415330 $1.432111 $1.321867 $1.125360 $0.995374 $1.050978 $0.906333 $0.665388 $1.000000	$1.491048 $1.415330 $1.432111 $1.321867 $1.125360 $0.995374 $1.050978 $0.906333 $0.665388	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.514231 $1.531344 $1.392753 $1.080028 $0.944419 $0.986500 $0.856753 $0.642238 $1.000000	$1.606455 $1.514231 $1.531344 $1.392753 $1.080028 $0.944419 $0.986500 $0.856753 $0.642238	2,549.827 2,558.310 3,530.481 3,330.843 0.000 0.000 0.000 0.000 0.000
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.336618 $1.417416 $1.326873 $1.054107 $0.914553 $0.922659 $0.815325 $0.637459 $1.000000	$1.549372 $1.336618 $1.417416 $1.326873 $1.054107 $0.914553 $0.922659 $0.815325 $0.637459	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.562705 $1.484436 $1.357898 $1.013913 $0.900082 $0.914303 $0.749602 $0.594860 $1.000000	$1.547372 $1.562705 $1.484436 $1.357898 $1.013913 $0.900082 $0.914303 $0.749602 $0.594860	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.570156 $1.620890 $1.552382 $1.160262 $1.028558 $1.171622 $0.925373 $0.672421 $1.000000	$1.730612 $1.570156 $1.620890 $1.552382 $1.160262 $1.028558 $1.171622 $0.925373 $0.672421	2,438.823 2,385.126 3,243.419 3,039.453 0.000 0.000 0.000 0.000 0.000
15

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.548930 $1.624778 $1.549070 $1.208341 $0.965777 $1.078157 $0.866610 $0.559987 $1.000000	$1.666779 $1.548930 $1.624778 $1.549070 $1.208341 $0.965777 $1.078157 $0.866610 $0.559987	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount inception date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.702575 $1.846754 $1.827871 $1.503013 $1.327324 $1.372792 $1.266432 $0.990241 $1.000000	$1.890533 $1.702575 $1.846754 $1.827871 $1.503013 $1.327324 $1.372792 $1.266432 $0.990241	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Franklin Income VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.280444 $1.398991 $1.357994 $1.210302 $1.091102 $1.082172 $0.975338 $0.730445 $1.000000	$1.437778 $1.280444 $1.398991 $1.357994 $1.210302 $1.091102 $1.082172 $0.975338 $0.730445	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Franklin Mutual Shares VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.269426 $1.356042 $1.285509 $1.017787 $0.904772 $0.928445 $0.847911 $0.683117 $1.000000	$1.450844 $1.269426 $1.356042 $1.285509 $1.017787 $0.904772 $0.928445 $0.847911 $0.683117	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Invesco V.I. American Franchise Fund – Series II Shares Subaccount inception date April 27, 2012	2016 2015 2014 2013 2012	$1.456690 $1.412186 $1.325774 $0.963057 $1.000000	$1.463449 $1.456690 $1.412186 $1.325774 $0.963057	0.000 0.000 0.000 0.000 0.000
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.084217 $1.232342 $1.176319 $0.896325 $0.773692 $0.813271 $0.772236 $0.530807 $1.000000	$1.259061 $1.084217 $1.232342 $1.176319 $0.896325 $0.773692 $0.813271 $0.772236 $0.530807	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.833392 $1.794219 $1.623304 $1.248463 $1.083804 $1.119064 $0.905360 $0.636509 $1.000000	$2.024023 $1.833392 $1.794219 $1.623304 $1.248463 $1.083804 $1.119064 $0.905360 $0.636509	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
16

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Janus Aspen – Global Research Portfolio – Service Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.210345 $1.261044 $1.194788 $0.947318 $0.802662 $0.947650 $0.833045 $0.615674 $1.000000	$1.213579 $1.210345 $1.261044 $1.194788 $0.947318 $0.802662 $0.947650 $0.833045 $0.615674	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
MFS ® New Discovery Series – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.885970 $1.957195 $2.148567 $1.545021 $1.297868 $1.472478 $1.099962 $0.685619 $1.000000	$2.020678 $1.885970 $1.957195 $2.148567 $1.545021 $1.297868 $1.472478 $1.099962 $0.685619	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
MFS ® Total Return Series – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.349937 $1.378845 $1.293663 $1.106392 $1.012888 $1.012503 $0.937855 $0.808997 $1.000000	$1.446575 $1.349937 $1.378845 $1.293663 $1.106392 $1.012888 $1.012503 $0.937855 $0.808997	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
State Street Total Return V.I.S. Fund - Class 3(2)(4) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.278669 $1.318760 $1.277051 $1.133440 $1.027497 $1.078878 $1.003744 $0.988812	$1.333143 $1.278669 $1.318760 $1.277051 $1.133440 $1.027497 $1.078878 $1.003744	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Templeton Foreign VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.951033 $1.032842 $1.180240 $0.974651 $0.837189 $0.951316 $0.891143 $0.660350 $1.000000	$1.003768 $0.951033 $1.032842 $1.180240 $0.974651 $0.837189 $0.951316 $0.891143 $0.660350	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA AB Dynamic Allocation - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.063853 $1.084884 $1.045688 $0.993468 $0.953672 $0.952557 $0.886219 $0.686125 $1.000000	$1.068499 $1.063853 $1.084884 $1.045688 $0.993468 $0.953672 $0.952557 $0.886219 $0.686125	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
17

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon Government Money Market - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.902321 $0.916223 $0.930420 $0.944779 $0.959457 $0.974252 $0.989272 $1.004520 $1.000000	$0.888629 $0.902321 $0.916223 $0.930420 $0.944779 $0.959457 $0.974252 $0.989272 $1.004520	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.441457 $1.529567 $1.499232 $1.431867 $1.241809 $1.206290 $1.092091 $0.755156 $1.000000	$1.632465 $1.441457 $1.529567 $1.499232 $1.431867 $1.241809 $1.206290 $1.092091 $0.755156	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.153189 $1.173117 $1.140852 $1.188076 $1.150613 $1.089055 $1.061109 $1.034155 $1.000000	$1.137228 $1.153189 $1.173117 $1.140852 $1.188076 $1.150613 $1.089055 $1.061109 $1.034155	0.000 0.000 0.000 0.000 0.000 129,513.501 0.000 0.000 0.000
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.153189 $1.173117 $1.140852 $1.188076 $1.150613 $1.089055 $1.061109 $1.034155 $1.000000	$1.137228 $1.153189 $1.173117 $1.140852 $1.188076 $1.150613 $1.089055 $1.061109 $1.034155	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.521149 $9.999579	$9.977287 $9.521149	0.000 0.000
TA Asset Allocation - Conservative - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.160201 $1.204007 $1.199290 $1.116393 $1.057680 $1.049304 $0.980219 $0.796946 $1.000000	$1.191722 $1.160201 $1.204007 $1.199290 $1.116393 $1.057680 $1.049304 $0.980219 $0.796946	159,392.015 159,392.015 159,392.015 117,129.440 0.000 0.000 0.000 0.000 0.000
TA Asset Allocation - Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.196610 $1.241435 $1.230681 $0.988814 $0.893511 $0.962127 $0.852200 $0.668041 $1.000000	$1.246982 $1.196610 $1.241435 $1.230681 $0.988814 $0.893511 $0.962127 $0.852200 $0.668041	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
18

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Moderate Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.189405 $1.239058 $1.228210 $1.047729 $0.964043 $1.001760 $0.905022 $0.718729 $1.000000	$1.244556 $1.189405 $1.239058 $1.228210 $1.047729 $0.964043 $1.001760 $0.905022 $0.718729	0.000 44,320.485 44,320.485 44,215.080 45,846.230 46,080.654 46,040.432 65,793.344 71,919.744
TA Asset Allocation - Moderate - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.187659 $1.236694 $1.223921 $1.097634 $1.021653 $1.034439 $0.953778 $0.767498 $1.000000	$1.231045 $1.187659 $1.236694 $1.223921 $1.097634 $1.021653 $1.034439 $0.953778 $0.767498	162,951.193 267,656.756 283,025.148 297,670.912 298,939.959 158,745.510 89,012.855 124,653.289 133,838.961
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.313828 $1.387360 $1.258634 $0.983729 $0.896259 $0.888297 $0.818937 $0.731333 $1.000000	$1.482607 $1.313828 $1.387360 $1.258634 $0.983729 $0.896259 $0.888297 $0.818937 $0.731333	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount inception date March 21, 2016	2016	$9.998739	$10.463110	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.457359 $1.498334 $1.496765 $1.329572 $1.229001 $1.298946 $1.202788 $1.000000	$1.500613 $1.457359 $1.498334 $1.496765 $1.329572 $1.229001 $1.298946 $1.202788	47,552.026 121,338.823 123,273.503 124,007.826 122,214.114 123,374.640 0.000 0.000
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.422087 $10.244181	$9.313109 $9.422087	0.000 0.000
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.225567 $10.234261	$9.067960 $9.225567	0.000 0.000
TA BlackRock Smart Beta 50 - Service Class Subaccount inception date March 21, 2016	2016	$9.998739	$10.146904	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount inception date March 21, 2016	2016	$9.998739	$10.216069	0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.646700 $1.674301 $1.618211 $1.462726 $1.350308 $1.321717 $1.206547 $1.000000	$1.701216 $1.646700 $1.674301 $1.618211 $1.462726 $1.350308 $1.321717 $1.206547	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
19

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.192110 $1.221232 $1.094639 $1.071865 $0.871002 $0.941026 $0.828801 $0.632796 $1.000000	$1.178877 $1.192110 $1.221232 $1.094639 $1.071865 $0.871002 $0.941026 $0.828801 $0.632796	3,013.975 3,267.863 4,250.342 3,820.187 0.000 0.000 0.000 0.000 0.000
TA International Moderate Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.001661 $1.036735 $1.061162 $0.958174 $0.865117 $0.950094 $0.875177 $0.687197 $1.000000	$0.997027 $1.001661 $1.036735 $1.061162 $0.958174 $0.865117 $0.950094 $0.875177 $0.687197	0.000 50,931.061 50,931.061 51,445.613 50,431.635 51,430.770 48,411.106 68,112.618 74,974.451
TA Janus Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.194807 $1.211840 $1.141264 $0.973748 $0.879039 $1.000840 $0.985787 $0.986574	$1.225075 $1.194807 $1.211840 $1.141264 $0.973748 $0.879039 $1.000840 $0.985787	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.560858 $1.673108 $1.703491 $1.246072 $1.163399 $1.269200 $0.964859 $0.611926 $1.000000	$1.501691 $1.560858 $1.673108 $1.703491 $1.246072 $1.163399 $1.269200 $0.964859 $0.611926	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Jennison Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.900728 $1.737168 $1.606808 $1.188431 $1.045785 $1.070213 $0.970571 $0.700561 $1.000000	$1.836194 $1.900728 $1.737168 $1.606808 $1.188431 $1.045785 $1.070213 $0.970571 $0.700561	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Core Bond - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.060885 $1.073737 $1.037452 $1.076447 $1.043595 $1.000000	$1.066256 $1.060885 $1.073737 $1.037452 $1.076447 $1.043595	0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Enhanced Index - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.612940 $1.643770 $1.464644 $1.125620 $0.984665 $0.995172 $0.879896 $0.690972 $1.000000	$1.765035 $1.612940 $1.643770 $1.464644 $1.125620 $0.984665 $0.995172 $0.879896 $0.690972	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
20

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.069369 $2.165064 $1.912054 $1.476936 $1.247505 $1.245265 $1.029587 $0.985157	$2.328816 $2.069369 $2.165064 $1.912054 $1.476936 $1.247505 $1.245265 $1.029587	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.120369 $1.142315 $1.091470 $1.052690 $0.994783 $1.000000	$1.149550 $1.120369 $1.142315 $1.091470 $1.052690 $0.994783	0.000 0.000 0.000 0.000 0.000 0.000
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.119013 $1.160456 $1.086300 $1.008581 $1.000000	$1.094597 $1.119013 $1.160456 $1.086300 $1.008581	0.000 0.000 0.000 0.000 0.000
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.163222 $1.217153 $1.142576 $1.003629 $1.000000	$1.134195 $1.163222 $1.217153 $1.142576 $1.003629	0.000 0.000 0.000 0.000 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.191804 $1.232078 $1.196729 $1.090599 $1.021799 $1.022598 $0.938137 $0.817541 $1.000000	$1.217707 $1.191804 $1.232078 $1.196729 $1.090599 $1.021799 $1.022598 $0.938137 $0.817541	280,185.440 296,581.845 311,918.147 326,967.449 279,442.545 118,203.043 120,682.721 122,915.807 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.230576 $1.258309 $1.214174 $1.147291 $1.092843 $1.075590 $0.998190 $0.999958	$1.261231 $1.230576 $1.258309 $1.214174 $1.147291 $1.092843 $1.075590 $0.998190	13,448.624 14,172.071 14,358.762 14,535.127 14,712.354 0.000 0.000 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.185152 $1.247349 $1.218305 $1.041556 $0.948214 $0.973918 $0.875203 $0.721522 $1.000000	$1.221601 $1.185152 $1.247349 $1.218305 $1.041556 $0.948214 $0.973918 $0.875203 $0.721522	6,485.253 6,355.431 8,201.902 3,648.648 0.000 0.000 0.000 0.000 0.000
TA Market Participation Strategy - Service Class Subaccount inception date September 17, 2012	2016 2015 2014 2013 2012	$1.129126 $1.185044 $1.113805 $0.989610 $1.000000	$1.158206 $1.129126 $1.185044 $1.113805 $0.989610	3,347.370 3,415.723 4,528.916 46,938.737 0.000
21

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA MFS International Equity - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.137066 $1.157493 $1.242671 $1.071541 $0.892917 $1.009931 $0.929764 $0.714003 $1.000000	$1.118263 $1.137066 $1.157493 $1.242671 $1.071541 $0.892917 $1.009931 $0.929764 $0.714003	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Capital Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.896180 $1.727732 $1.658530 $1.138867 $1.003959 $1.084419 $0.866511 $0.689795 $1.000000	$1.820570 $1.896180 $1.727732 $1.658530 $1.138867 $1.003959 $1.084419 $0.866511 $0.689795	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.562901 $1.588128 $1.459528 $1.258674 $1.137298 $1.113133 $0.912452 $0.735747 $1.000000	$1.656658 $1.562901 $1.588128 $1.459528 $1.258674 $1.137298 $1.113133 $0.912452 $0.735747	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.029940 $1.073236 $1.010717 $0.917670 $0.922901 $0.970248 $1.020612 $0.998161	$1.068827 $1.029940 $1.073236 $1.010717 $0.917670 $0.922901 $0.970248 $1.020612	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.987131 $1.023688 $0.956145 $0.897748 $0.898047 $0.985454 $1.022364 $0.997267	$1.020497 $0.987131 $1.023688 $0.956145 $0.897748 $0.898047 $0.985454 $1.022364	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date November 19,2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.987279 $1.038479 $0.991192 $0.861741 $0.869166 $0.998612 $1.021282 $0.996399	$1.019620 $0.987279 $1.038479 $0.991192 $0.861741 $0.869166 $0.998612 $1.021282	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA PIMCO Total Return - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.187399 $1.199599 $1.167537 $1.219352 $1.153850 $1.105903 $1.050200 $0.921360 $1.000000	$1.198256 $1.187399 $1.199599 $1.167537 $1.219352 $1.153850 $1.105903 $1.050200 $0.921360	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
22

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PineBridge Inflation Opportunities- Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$0.967734 $1.011740 $0.993859 $1.115820 $1.066070 $1.000000	$0.989240 $0.967734 $1.011740 $0.993859 $1.115820 $1.066070	0.000 0.000 0.000 0.000 0.000 0.000
TA ProFunds UltraBear Fund - Service Class OAM Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.080322 $0.087972 $0.120042 $0.222069 $0.319599 $0.405419 $0.562151 $1.000000	$0.060430 $0.080322 $0.087972 $0.120042 $0.222069 $0.319599 $0.405419 $0.562151	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.065673 $1.108356 $1.086369 $1.030348 $0.979952 $1.000000	$1.077238 $1.065673 $1.108356 $1.086369 $1.030348 $0.979952	14,993.854 15,800.414 16,008.563 16,205.186 16,402.755 0.000
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.078358 $1.171638 $1.152626 $1.004652 $0.919566 $1.000000	$1.082816 $1.078358 $1.171638 $1.152626 $1.004652 $0.919566	0.000 0.000 0.000 0.000 0.000 0.000
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.077486 $1.143079 $1.120291 $1.023855 $0.960147 $1.000000	$1.084248 $1.077486 $1.143079 $1.120291 $1.023855 $0.960147	0.000 0.000 0.000 0.000 0.000 0.000
TA Small Mid Cap Value - Service Class(5) Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.726753 $1.802803 $1.744667 $1.302361 $1.139804 $1.191491 $0.930370 $0.661155 $1.000000	$2.054256 $1.726753 $1.802803 $1.744667 $1.302361 $1.139804 $1.191491 $0.930370 $0.661155	2,205.400 2,193.439 2,862.430 2,673.797 0.000 0.000 0.000 0.000 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.177622 $2.164733 $2.069107 $1.462200 $1.286667 $1.287095 $0.974957 $0.715727 $1.000000	$2.380388 $2.177622 $2.164733 $2.069107 $1.462200 $1.286667 $1.287095 $0.974957 $0.715727	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Torray Concentrated Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.615694 $1.671430 $1.546588 $1.182573 $1.028026 $1.071076 $0.914975 $0.640419 $1.000000	$1.694148 $1.615694 $1.671430 $1.546588 $1.182573 $1.028026 $1.071076 $0.914975 $0.640419	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
23

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.55%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA TS&W International Equity - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.978685 $0.983628 $1.055676 $0.864050 $0.753637 $0.895795 $0.840711 $0.679315 $1.000000	$0.971175 $0.978685 $0.983628 $1.055676 $0.864050 $0.753637 $0.895795 $0.840711 $0.679315	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA WMC US Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.402563 $1.335980 $1.224071 $0.940758 $0.846541 $0.894794 $0.773452 $0.609356 $1.000000	$1.416308 $1.402563 $1.335980 $1.224071 $0.940758 $0.846541 $0.894794 $0.773452 $0.609356	2,749.460 2,857.897 4,103.138 3,793.270 0.000 0.000 0.000 0.000 0.000

Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.731466 $1.735842 $1.645735 $1.437340 $1.287519 $1.348649 $1.241690 $1.013201 $1.000000	$1.780887 $1.731466 $1.735842 $1.645735 $1.437340 $1.287519 $1.348649 $1.241690 $1.013201	3,670.906 5,218.080 35,920.268 44,839.770 64,279.536 74,746.888 29,083.958 0.000 0.000
AB Growth and Income Portfolio – Class B Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.570496 $1.569321 $1.455313 $1.095869 $0.947361 $0.905178 $0.813301 $0.684910 $1.000000	$1.721173 $1.570496 $1.569321 $1.455313 $1.095869 $0.947361 $0.905178 $0.813301 $0.684910	33,658.349 35,157.591 39,792.371 40,395.478 38,534.613 11,412.113 12,261.640 6,283.361 0.000
AB Large Cap Growth Portfolio – Class B Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.961295 $1.793126 $1.596396 $1.180983 $1.025699 $1.080057 $0.996650 $0.736731 $1.000000	$1.980807 $1.961295 $1.793126 $1.596396 $1.180983 $1.025699 $1.080057 $0.996650 $0.736731	8,506.261 8,768.175 9,046.431 9,325.411 9,840.568 10,161.763 10,619.078 5,142.446 0.000
American Funds - Asset Allocation FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.599864 $1.603814 $1.546823 $1.271197 $1.112202 $1.116045 $1.008341 $0.989786	$1.722068 $1.599864 $1.603814 $1.546823 $1.271197 $1.112202 $1.116045 $1.008341	417,394.710 211,355.004 213,799.306 216,149.928 187,232.839 85,277.253 0.000 0.000
24

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
American Funds - Bond FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.107573 $1.122778 $1.084086 $1.126285 $1.086583 $1.040930 $0.994045 $1.000907	$1.121726 $1.107573 $1.122778 $1.084086 $1.126285 $1.086583 $1.040930 $0.994045	52,316.809 91,044.946 84,339.825 59,212.770 58,119.572 43,933.828 0.000 0.000
American Funds - Growth FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.837229 $1.747690 $1.637211 $1.279158 $1.103037 $1.171289 $1.003196 $0.986489	$1.978977 $1.837229 $1.747690 $1.637211 $1.279158 $1.103037 $1.171289 $1.003196	1,526.564 0.000 0.000 38.928 1,261.415 0.000 0.000 0.000
American Funds - Growth-Income FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.760520 $1.763911 $1.620669 $1.234003 $1.067792 $1.105609 $1.008590 $0.986810	$1.931572 $1.760520 $1.763911 $1.620669 $1.234003 $1.067792 $1.105609 $1.008590	32,680.654 16,056.087 16,102.764 16,148.412 15,967.266 3,762.660 0.000 0.000
American Funds - International FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.093127 $1.163848 $1.215309 $1.015628 $0.875670 $1.034575 $0.980699 $0.982919	$1.113410 $1.093127 $1.163848 $1.215309 $1.015628 $0.875670 $1.034575 $0.980699	72,820.852 64,019.443 73,102.552 50,245.836 46,634.112 0.000 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.436921 $1.451099 $1.336764 $1.135800 $1.002612 $1.056538 $0.909333 $0.666271 $1.000000	$1.516783 $1.436921 $1.451099 $1.336764 $1.135800 $1.002612 $1.056538 $0.909333 $0.666271	194,146.783 216,957.402 202,064.197 218,549.689 236,794.180 126,150.062 133,783.613 48,884.697 0.000
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.692476 $1.708228 $1.550572 $1.200049 $1.047292 $1.091802 $0.946333 $0.707993 $1.000000	$1.799084 $1.692476 $1.708228 $1.550572 $1.200049 $1.047292 $1.091802 $0.946333 $0.707993	85,531.772 31,990.180 39,224.839 23,519.322 18,695.763 4,635.498 0.000 0.000 0.000
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.340616 $1.418849 $1.325594 $1.051017 $0.910068 $0.916330 $0.808146 $0.630602 $1.000000	$1.557056 $1.340616 $1.418849 $1.325594 $1.051017 $0.910068 $0.916330 $0.808146 $0.630602	9,903.075 10,207.998 10,531.951 10,856.738 11,456.491 11,830.425 12,287.480 6,283.385 0.000
25

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.877682 $1.780126 $1.625184 $1.211114 $1.073008 $1.087816 $0.890093 $0.704967 $1.000000	$1.862923 $1.877682 $1.780126 $1.625184 $1.211114 $1.073008 $1.087816 $0.890093 $0.704967	0.000 0.000 0.000 0.000 0.000 3,983.499 3,994.215 0.000 0.000
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.708157 $1.759887 $1.682180 $1.254799 $1.110157 $1.262085 $0.994856 $0.721487 $1.000000	$1.886435 $1.708157 $1.759887 $1.682180 $1.254799 $1.110157 $1.262085 $0.994856 $0.721487	49,810.829 32,876.037 35,124.761 19,205.675 19,593.020 2,969.019 0.000 0.000 0.000
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.584836 $1.659167 $1.578739 $1.229061 $0.980400 $1.092322 $0.876275 $0.565127 $1.000000	$1.708777 $1.584836 $1.659167 $1.578739 $1.229061 $0.980400 $1.092322 $0.876275 $0.565127	5,573.164 5,715.607 9,828.730 8,574.798 6,297.700 5,478.196 5,298.944 2,943.965 0.000
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount inception date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.726669 $1.869208 $1.846450 $1.515313 $1.335538 $1.378581 $1.269276 $0.990519 $1.000000	$1.921053 $1.726669 $1.869208 $1.846450 $1.515313 $1.335538 $1.378581 $1.269276 $0.990519	62,222.540 63,269.823 138,335.156 145,358.817 148,531.317 188,621.472 120,809.632 41,562.948 0.000
Franklin Income VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.197407 $1.305680 $1.264918 $1.125133 $1.012310 $1.002056 $0.901353 $0.673706 $1.000000	$1.347192 $1.197407 $1.305680 $1.264918 $1.125133 $1.012310 $1.002056 $0.901353 $0.673706	52,224.839 53,364.955 62,403.744 63,526.258 78,449.833 39,731.144 37,779.341 14,437.265 0.000
Franklin Mutual Shares VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.127935 $1.202527 $1.137729 $0.899010 $0.797600 $0.816859 $0.744529 $0.598643 $1.000000	$1.291672 $1.127935 $1.202527 $1.137729 $0.899010 $0.797600 $0.816859 $0.744529 $0.598643	4,251.155 4,306.878 4,360.301 4,409.857 6,255.468 16,139.215 10,041.968 0.000 0.000
Invesco V.I. American Franchise Fund – Series II Shares Subaccount inception date April 27, 2012	2016 2015 2014 2013 2012	$1.467272 $1.419647 $1.330156 $0.964341 $1.000000	$1.476975 $1.467272 $1.419647 $1.330156 $0.964341	0.000 0.000 0.000 0.000 0.000
26

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.097545 $1.245025 $1.186095 $0.902001 $0.777048 $0.815197 $0.772554 $0.529976 $1.000000	$1.277050 $1.097545 $1.245025 $1.186095 $0.902001 $0.777048 $0.815197 $0.772554 $0.529976	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.194023 $2.142918 $1.934963 $1.485227 $1.286788 $1.326033 $1.070693 $0.751255 $1.000000	$2.426916 $2.194023 $2.142918 $1.934963 $1.485227 $1.286788 $1.326033 $1.070693 $0.751255	6,905.048 7,117.657 7,343.533 7,569.997 7,988.180 8,248.915 8,747.941 4,884.858 0.000
Janus Aspen – Global Research Portfolio – Service Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.395742 $1.451339 $1.372372 $1.085978 $0.918329 $1.082069 $0.949336 $0.700233 $1.000000	$1.402225 $1.395742 $1.451339 $1.372372 $1.085978 $0.918329 $1.082069 $0.949336 $0.700233	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
MFS ® New Discovery Series – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.938685 $2.007947 $2.199934 $1.578842 $1.323653 $1.498777 $1.117395 $0.695106 $1.000000	$2.081249 $1.938685 $2.007947 $2.199934 $1.578842 $1.323653 $1.498777 $1.117395 $0.695106	3,207.066 3,249.110 3,289.410 7,185.180 7,224.461 3,115.037 0.000 0.000 0.000
MFS ® Total Return Series – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.434116 $1.461956 $1.368944 $1.168470 $1.067598 $1.065099 $0.984626 $0.847673 $1.000000	$1.539810 $1.434116 $1.461956 $1.368944 $1.168470 $1.067598 $1.065099 $0.984626 $0.847673	3,103.114 3,143.796 3,182.789 3,218.975 3,256.981 5,999.406 2,708.935 0.000 0.000
State Street Total Return V.I.S. Fund - Class 3(2)(4) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.294163 $1.332113 $1.287446 $1.140419 $1.031774 $1.081241 $1.003978 $0.988818	$1.351952 $1.294163 $1.332113 $1.287446 $1.140419 $1.031774 $1.081241 $1.003978	101,794.016 104,011.074 140,334.923 142,120.889 143,889.925 53,102.268 36,474.844 0.000
27

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Templeton Foreign VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.918624 $0.995674 $1.135523 $0.935867 $0.802287 $0.909866 $0.850624 $0.629081 $1.000000	$0.971462 $0.918624 $0.995674 $1.135523 $0.935867 $0.802287 $0.909866 $0.850624 $0.629081	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA AB Dynamic Allocation - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.219951 $1.241622 $1.194407 $1.132536 $1.085017 $1.081617 $1.004309 $0.776017 $1.000000	$1.227698 $1.219951 $1.241622 $1.194407 $1.132536 $1.085017 $1.081617 $1.004309 $0.776017	141,942.664 156,288.701 127,615.862 154,860.838 135,876.225 55,201.813 27,630.061 0.000 0.000
TA Aegon Government Money Market - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.962219 $0.975149 $0.988273 $1.001549 $1.015109 $1.028709 $1.042562 $1.056474 $1.000000	$0.949464 $0.962219 $0.975149 $0.988273 $1.001549 $1.015109 $1.028709 $1.042562 $1.056474	128,037.837 133,033.595 119,049.486 117,457.638 201,394.439 142,552.867 0.000 0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.522674 $1.612567 $1.577476 $1.503632 $1.301471 $1.261764 $1.140061 $0.786775 $1.000000	$1.727836 $1.522674 $1.612567 $1.577476 $1.503632 $1.301471 $1.261764 $1.140061 $0.786775	69,778.415 56,161.911 51,230.005 46,029.575 7,101.293 24,976.974 0.000 0.000 0.000
TA Aegon U.S. Government Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.283747 $1.303363 $1.265027 $1.314792 $1.270813 $1.200456 $1.167362 $1.135462 $1.000000	$1.268458 $1.283747 $1.303363 $1.265027 $1.314792 $1.270813 $1.200456 $1.167362 $1.135462	39,071.921 41,785.023 28,954.198 22,282.631 239,552.143 99,474.743 8,455.413 42,148.960 4,624.470
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.283747 $1.303363 $1.265027 $1.314792 $1.270813 $1.200456 $1.167362 $1.135462 $1.000000	$1.268458 $1.283747 $1.303363 $1.265027 $1.314792 $1.270813 $1.200456 $1.167362 $1.135462	0.000 0.000 0.000 0.000 43,674.551 198,870.828 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.533745 $9.999633	$10.010147 $9.533745	0.000 0.000
28

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Conservative - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.261293 $1.306330 $1.298651 $1.206501 $1.140786 $1.129528 $1.053085 $0.854498 $1.000000	$1.298093 $1.261293 $1.306330 $1.298651 $1.206501 $1.140786 $1.129528 $1.053085 $0.854498	1,963,809.105 3,036,372.440 3,347,285.340 3,318,007.112 3,371,257.974 2,999,758.226 1,814,396.815 188,299.974 11,419.384
TA Asset Allocation - Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.274082 $1.319202 $1.305194 $1.046620 $0.943871 $1.014359 $0.896693 $0.701538 $1.000000	$1.330327 $1.274082 $1.319202 $1.305194 $1.046620 $0.943871 $1.014359 $0.896693 $0.701538	0.000 0.000 143,319.534 182,195.497 143,319.534 143,319.534 143,319.534 0.000 0.000
TA Asset Allocation - Moderate Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.289077 $1.340243 $1.325877 $1.128817 $1.036594 $1.075034 $0.969304 $0.768272 $1.000000	$1.351488 $1.289077 $1.340243 $1.325877 $1.128817 $1.036594 $1.075034 $0.969304 $0.768272	2,728,109.246 2,819,307.238 2,864,396.075 3,113,061.946 2,820,844.186 2,624,764.901 2,636,130.430 513,590.539 312,582.153
TA Asset Allocation - Moderate - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.305567 $1.356795 $1.340144 $1.199511 $1.114272 $1.125994 $1.036156 $0.832153 $1.000000	$1.355938 $1.305567 $1.356795 $1.340144 $1.199511 $1.114272 $1.125994 $1.036156 $0.832153	7,555,594.906 8,195,808.146 8,815,534.968 8,661,912.604 6,976,664.776 4,574,174.362 1,852,123.291 104,231.246 0.000
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.325287 $1.396695 $1.264609 $0.986460 $0.896973 $0.887259 $0.816360 $0.727603 $1.000000	$1.498466 $1.325287 $1.396695 $1.264609 $0.986460 $0.896973 $0.887259 $0.816360 $0.727603	0.000 0.000 0.000 0.000 6,119.390 0.000 0.000 0.000 0.000
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount inception date March 21, 2016	2016	$9.998901	$10.479297	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.476616 $1.515145 $1.510574 $1.339201 $1.235451 $1.303203 $1.204369 $1.000000	$1.523427 $1.476616 $1.515145 $1.510574 $1.339201 $1.235451 $1.303203 $1.204369	490,902.604 766,919.135 924,031.248 978,471.294 868,573.908 685,326.952 294,738.888 47,971.039
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.443434 $10.253866	$9.352576 $9.443434	0.000 0.000
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.246479 $10.243934	$9.106406 $9.246479	0.000 0.000
29

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock Smart Beta 50 - Service Class Subaccount inception date March 21, 2016	2016	$9.998901	$10.162603	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount inception date March 21, 2016	2016	$9.998901	$10.231880	0.000
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.668502 $1.693125 $1.633185 $1.473344 $1.357406 $1.326059 $1.208137 $1.000000	$1.727137 $1.668502 $1.693125 $1.633185 $1.473344 $1.357406 $1.326059 $1.208137	676,889.170 743,079.843 869,102.621 932,523.951 695,128.944 220,684.387 149,394.600 65,206.966
TA Clarion Global Real Estate Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.192827 $1.219570 $1.091001 $1.066194 $0.864673 $0.932344 $0.819542 $0.624497 $1.000000	$1.181910 $1.192827 $1.219570 $1.091001 $1.066194 $0.864673 $0.932344 $0.819542 $0.624497	7,498.331 7,606.175 7,710.348 7,834.332 8,708.543 0.000 0.000 0.000 0.000
TA International Moderate Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.080821 $1.116468 $1.140546 $1.027832 $0.926172 $1.015153 $0.933263 $0.731368 $1.000000	$1.077937 $1.080821 $1.116468 $1.140546 $1.027832 $0.926172 $1.015153 $0.933263 $0.731368	609,060.400 625,171.299 602,223.858 558,941.020 420,993.757 208,385.183 192,438.686 37,514.915 114,837.069
TA Janus Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.209325 $1.224146 $1.150585 $0.979772 $0.882718 $1.003055 $0.986015 $0.986579	$1.242413 $1.209325 $1.224146 $1.150585 $0.979772 $0.882718 $1.003055 $0.986015	765,910.963 770,547.411 901,260.569 909,281.479 252,047.115 49,027.062 0.000 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.840708 $1.969191 $2.000997 $1.460812 $1.361196 $1.482058 $1.124465 $0.711744 $1.000000	$1.774411 $1.840708 $1.969191 $2.000997 $1.460812 $1.361196 $1.482058 $1.124465 $0.711744	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Jennison Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.087235 $1.903864 $1.757528 $1.297342 $1.139370 $1.163696 $1.053274 $0.758759 $1.000000	$2.020334 $2.087235 $1.903864 $1.757528 $1.297342 $1.139370 $1.163696 $1.053274 $0.758759	2,279.683 2,360.794 6,995.676 7,077.051 7,032.328 0.000 0.000 0.000 0.000
30

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Core Bond - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.070679 $1.081512 $1.042904 $1.079983 $1.044962 $1.000000	$1.078216 $1.070679 $1.081512 $1.042904 $1.079983 $1.044962	26,663.043 51,169.366 71,040.308 70,193.499 83,899.353 0.000
TA JPMorgan Enhanced Index - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.681243 $1.710002 $1.520662 $1.166379 $1.018313 $1.027166 $0.906401 $0.710391 $1.000000	$1.843394 $1.681243 $1.710002 $1.520662 $1.166379 $1.018313 $1.027166 $0.906401 $0.710391	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.094506 $2.187050 $1.927662 $1.486072 $1.252729 $1.248015 $1.029829 $0.985162	$2.361739 $2.094506 $2.187050 $1.927662 $1.486072 $1.252729 $1.248015 $1.029829	3,758.322 3,854.710 7,631.547 6,999.921 8,021.442 1,663.803 0.000 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.130711 $1.150596 $1.097217 $1.056147 $0.996095 $1.000000	$1.162459 $1.130711 $1.150596 $1.097217 $1.056147 $0.996095	652,607.566 693,429.298 792,189.671 797,044.478 953,937.802 199,691.743
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.127118 $1.166563 $1.089869 $1.009910 $1.000000	$1.104697 $1.127118 $1.166563 $1.089869 $1.009910	196,265.635 271,383.427 275,083.248 278,323.108 138,206.073
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.171647 $1.223553 $1.146324 $1.004945 $1.000000	$1.144653 $1.171647 $1.223553 $1.146324 $1.004945	588,000.403 642,153.928 732,599.381 648,489.131 495,269.066
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.209948 $1.248382 $1.210188 $1.100696 $1.029201 $1.027987 $0.941222 $0.818617 $1.000000	$1.238673 $1.209948 $1.248382 $1.210188 $1.100696 $1.029201 $1.027987 $0.941222 $0.818617	3,355,918.725 4,805,603.637 4,534,656.355 4,606,330.007 4,448,578.561 3,263,621.180 1,811,157.512 1,448,608.445 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.245521 $1.271079 $1.224074 $1.154373 $1.097415 $1.077970 $0.998420 $0.999963	$1.279058 $1.245521 $1.271079 $1.224074 $1.154373 $1.097415 $1.077970 $0.998420	1,261,922.612 1,394,988.640 1,584,312.320 1,810,148.837 1,625,762.442 1,286,283.982 132,407.349 0.000
31

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Growth ETF - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.203205 $1.263875 $1.232013 $1.051214 $0.955110 $0.979076 $0.878101 $0.722483 $1.000000	$1.242647 $1.203205 $1.263875 $1.232013 $1.051214 $0.955110 $0.979076 $0.878101 $0.722483	2,426,367.768 2,432,676.484 2,628,282.083 2,563,145.516 1,408,654.667 400,040.987 460,651.787 357,582.595 0.000
TA Market Participation Strategy - Service Class Subaccount inception date September 17, 2012	2016 2015 2014 2013 2012	$1.136475 $1.190405 $1.116638 $0.990169 $1.000000	$1.168042 $1.136475 $1.190405 $1.116638 $0.990169	94,581.279 113,454.052 116,248.445 118,679.679 38,322.731
TA MFS International Equity - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.225695 $1.245265 $1.334268 $1.148257 $0.954955 $1.077972 $0.990450 $0.759102 $1.000000	$1.207803 $1.225695 $1.245265 $1.334268 $1.148257 $0.954955 $1.077972 $0.990450 $0.759102	17,108.619 16,823.888 17,000.215 17,096.471 14,596.114 0.000 0.000 0.000 0.000
TA Morgan Stanley Capital Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.949129 $1.772487 $1.698140 $1.163781 $1.023899 $1.103793 $0.880266 $0.699365 $1.000000	$1.875089 $1.949129 $1.772487 $1.698140 $1.163781 $1.023899 $1.103793 $0.880266 $0.699365	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Multi-Managed Balanced - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.700902 $1.724952 $1.582146 $1.361726 $1.227972 $1.199514 $0.981329 $0.789735 $1.000000	$1.806480 $1.700902 $1.724952 $1.582146 $1.361726 $1.227972 $1.199514 $0.981329 $0.789735	426,620.694 43,796.275 44,301.689 57,240.125 57,184.072 87,734.718 34,407.002 39,559.968 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.042489 $1.084158 $1.018991 $0.923358 $0.926774 $0.972395 $1.020848 $0.998166	$1.083984 $1.042489 $1.084158 $1.018991 $0.923358 $0.926774 $0.972395 $1.020848	98,571.522 185,526.267 192,005.228 199,298.706 117,316.040 0.000 0.000 0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.999122 $1.034089 $0.963961 $0.903308 $0.901811 $0.987642 $1.022603 $0.997273	$1.034919 $0.999122 $1.034089 $0.963961 $0.903308 $0.901811 $0.987642 $1.022603	63,917.981 66,851.044 68,616.472 70,350.104 42,221.104 0.000 0.000 0.000
32

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical - Growth - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.999286 $1.049029 $0.999296 $0.867065 $0.872790 $1.000799 $1.021517 $0.996405	$1.034043 $0.999286 $1.049029 $0.999296 $0.867065 $0.872790 $1.000799 $1.021517	10,971.612 11,146.263 8,294.527 0.000 0.000 0.000 0.000 0.000
TA PIMCO Total Return - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.377117 $1.388539 $1.348764 $1.405843 $1.327694 $1.270029 $1.203687 $1.053935 $1.000000	$1.392454 $1.377117 $1.388539 $1.348764 $1.405843 $1.327694 $1.270029 $1.203687 $1.053935	446,875.763 517,912.021 613,754.578 730,685.699 1,019,273.087 675,744.719 501,409.194 8,932.347 4,968.075
TA PineBridge Inflation Opportunities- Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$0.976685 $1.019087 $0.999098 $1.119495 $1.067467 $1.000000	$1.000351 $0.976685 $1.019087 $0.999098 $1.119495 $1.067467	93,952.396 88,355.328 129,935.147 453,183.544 705,173.330 36,088.901
TA ProFunds UltraBear Fund - Service Class OAM Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.081384 $0.088962 $0.121151 $0.223685 $0.321281 $0.406761 $0.562904 $1.000000	$0.061370 $0.081384 $0.088962 $0.121151 $0.223685 $0.321281 $0.406761 $0.562904	629,131.781 438,777.413 144,125.792 146,102.103 149,462.921 142,405.329 0.000 0.000
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.075544 $1.116425 $1.092101 $1.033744 $0.981233 $1.000000	$1.089355 $1.075544 $1.116425 $1.092101 $1.033744 $0.981233	112,334.994 128,776.386 129,356.235 228,178.984 239,697.622 73,219.503
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.088324 $1.180140 $1.158703 $1.007957 $0.920764 $1.000000	$1.094990 $1.088324 $1.180140 $1.158703 $1.007957 $0.920764	434,760.516 591,814.585 718,109.837 549,265.017 342,231.272 56,296.409
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.087459 $1.151387 $1.126199 $1.027230 $0.961403 $1.000000	$1.096434 $1.087459 $1.151387 $1.126199 $1.027230 $0.961403	235,349.334 344,577.388 430,985.455 441,611.430 414,216.304 0.000
TA Small Mid Cap Value - Service Class(5) Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.753980 $1.827623 $1.765205 $1.315104 $1.148687 $1.198420 $0.933933 $0.662384 $1.000000	$2.090752 $1.753980 $1.827623 $1.765205 $1.315104 $1.148687 $1.198420 $0.933933 $0.662384	18,608.245 19,788.047 21,587.500 20,074.337 18,704.792 10,941.450 0.000 0.000 0.000
33

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.35%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA T. Rowe Price Small Cap - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.266106 $2.248255 $2.144701 $1.512641 $1.328419 $1.326242 $1.002632 $0.734596 $1.000000	$2.481999 $2.266106 $2.248255 $2.144701 $1.512641 $1.328419 $1.326242 $1.002632 $0.734596	22,836.190 22,183.382 27,370.979 14,727.503 14,328.947 2,577.705 2,584.638 0.000 0.000
TA Torray Concentrated Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.744228 $1.800840 $1.663047 $1.269113 $1.101078 $1.144931 $0.976138 $0.681893 $1.000000	$1.832514 $1.744228 $1.800840 $1.663047 $1.269113 $1.101078 $1.144931 $0.976138 $0.681893	21,633.207 21,934.017 26,064.407 26,324.593 26,301.868 3,593.614 0.000 0.000 0.000
TA TS&W International Equity - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.112903 $1.116322 $1.195729 $0.976755 $0.850245 $1.008617 $0.944731 $0.761851 $1.000000	$1.106522 $1.112903 $1.116322 $1.195729 $0.976755 $0.850245 $1.008617 $0.944731 $0.761851	4,872.890 5,022.928 5,182.334 5,342.143 5,637.253 5,821.254 5,282.777 2,667.780 0.000
TA WMC US Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.539734 $1.463769 $1.338530 $1.026695 $0.922026 $0.972667 $0.839103 $0.659774 $1.000000	$1.557881 $1.539734 $1.463769 $1.338530 $1.026695 $0.922026 $0.972667 $0.839103 $0.659774	16,155.235 16,523.697 17,285.352 17,668.708 15,430.916 5,668.701 0.000 0.000 0.000

Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Balanced Wealth Strategy Portfolio - Class B(2) Subaccount inception date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.756004 $1.756984 $1.662511 $1.449139 $1.295512 $1.354352 $1.244488 $1.013482 $1.000000	$1.809668 $1.756004 $1.756984 $1.662511 $1.449139 $1.295512 $1.354352 $1.244488 $1.013482	26,517.106 25,761.293 25,225.785 17,676.881 13,961.800 14,172.067 8,527.401 0.000 0.000
AB Growth and Income Portfolio – Class B Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.600027 $1.595660 $1.476810 $1.109857 $0.957560 $0.913114 $0.818808 $0.688192 $1.000000	$1.757006 $1.600027 $1.595660 $1.476810 $1.109857 $0.957560 $0.913114 $0.818808 $0.688192	102,531.571 113,678.675 114,193.090 128,521.386 39,248.231 37,222.161 15,015.116 15,369.477 0.000
34

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
AB Large Cap Growth Portfolio – Class B Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.998169 $1.823239 $1.620009 $1.196094 $1.036757 $1.089549 $1.003420 $0.740273 $1.000000	$2.022025 $1.998169 $1.823239 $1.620009 $1.196094 $1.036757 $1.089549 $1.003420 $0.740273	0.000 0.000 0.000 11,503.564 11,983.993 12,502.382 13,031.792 12,745.525 0.000
American Funds - Asset Allocation FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.619261 $1.620072 $1.559421 $1.279028 $1.116841 $1.118495 $1.008574 $0.989791	$1.746384 $1.619261 $1.620072 $1.559421 $1.279028 $1.116841 $1.118495 $1.008574	491,413.465 194,698.148 183,379.553 184,441.678 185,535.899 183,558.937 95,244.779 0.000
American Funds - Bond FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.121015 $1.134155 $1.092923 $1.133226 $1.091117 $1.043227 $0.994279 $1.000912	$1.137573 $1.121015 $1.134155 $1.092923 $1.133226 $1.091117 $1.043227 $0.994279	291,292.934 253,104.076 55,555.014 95,651.696 132,696.117 37,745.190 0.000 0.000
American Funds - Growth FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.859507 $1.765400 $1.650551 $1.287044 $1.107639 $1.173868 $1.003429 $0.986494	$2.006912 $1.859507 $1.765400 $1.650551 $1.287044 $1.107639 $1.173868 $1.003429	57,478.186 69,942.596 76,984.755 82,724.199 53,780.613 2,153.957 0.000 0.000
American Funds - Growth-Income FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.781872 $1.781794 $1.633873 $1.241615 $1.072250 $1.108033 $1.008820 $0.986815	$1.958850 $1.781872 $1.781794 $1.633873 $1.241615 $1.072250 $1.108033 $1.008820	55,777.968 61,811.387 62,615.346 63,580.630 15,199.295 4,230.362 0.000 0.000
American Funds - International FundSM - Class 2(3) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.106414 $1.175674 $1.225234 $1.021914 $0.879338 $1.036866 $0.980928 $0.982925	$1.129166 $1.106414 $1.175674 $1.225234 $1.021914 $0.879338 $1.036866 $0.980928	266,551.901 285,631.622 295,638.950 305,204.801 147,475.292 95,599.218 0.000 0.000
Fidelity ® VIP Balanced Portfolio - Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.458855 $1.470337 $1.351815 $1.146318 $1.009892 $1.062126 $0.912345 $0.667157 $1.000000	$1.542969 $1.458855 $1.470337 $1.351815 $1.146318 $1.009892 $1.062126 $0.912345 $0.667157	128,734.915 47,969.788 54,012.208 126,688.857 33,068.483 31,878.042 0.000 0.000 0.000
35

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity ® VIP Contrafund® Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.724305 $1.736918 $1.573506 $1.215402 $1.058584 $1.101400 $0.952779 $0.711414 $1.000000	$1.836540 $1.724305 $1.736918 $1.573506 $1.215402 $1.058584 $1.101400 $0.952779 $0.711414	276,560.197 292,776.749 328,199.303 336,512.082 183,999.266 185,301.098 5,046.576 0.000 0.000
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.365829 $1.442688 $1.345208 $1.064468 $0.919880 $0.924383 $0.813629 $0.633631 $1.000000	$1.589470 $1.365829 $1.442688 $1.345208 $1.064468 $0.919880 $0.924383 $0.813629 $0.633631	7,167.300 7,259.381 7,346.384 20,942.194 21,583.948 22,275.244 15,167.800 15,077.683 0.000
Fidelity VIP Growth Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.912927 $1.809963 $1.649159 $1.226558 $1.084537 $1.097337 $0.896121 $0.708345 $1.000000	$1.901631 $1.912927 $1.809963 $1.649159 $1.226558 $1.084537 $1.097337 $0.896121 $0.708345	3,917.158 3,967.481 4,015.034 4,060.226 4,102.531 4,146.594 0.000 0.000 0.000
Fidelity ® VIP Mid Cap Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.740234 $1.789405 $1.707028 $1.270814 $1.122098 $1.273153 $1.001619 $0.724948 $1.000000	$1.925640 $1.740234 $1.789405 $1.707028 $1.270814 $1.122098 $1.273153 $1.001619 $0.724948	110,951.101 113,100.832 131,847.880 134,831.400 137,501.794 143,333.290 0.000 0.000 0.000
Fidelity ® VIP Value Strategies Portfolio – Service Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.614638 $1.687021 $1.602074 $1.244771 $0.990959 $1.101924 $0.882219 $0.567846 $1.000000	$1.744340 $1.614638 $1.687021 $1.602074 $1.244771 $0.990959 $1.101924 $0.882219 $0.567846	0.000 0.000 0.000 6,170.464 6,428.159 6,707.008 6,602.774 6,918.948 0.000
Franklin Founding Funds Allocation VIP Fund - Class 4(1) Subaccount inception date November 10, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.751165 $1.891986 $1.865274 $1.527736 $1.343822 $1.384396 $1.272117 $0.990788 $1.000000	$1.952137 $1.751165 $1.891986 $1.865274 $1.527736 $1.343822 $1.384396 $1.272117 $0.990788	93,531.750 101,090.287 120,425.974 124,020.777 125,421.157 111,575.528 39,396.590 10,109.621 0.000
36

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Franklin Income VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.218099 $1.325618 $1.281702 $1.137811 $1.021688 $1.009344 $0.906113 $0.675928 $1.000000	$1.373171 $1.218099 $1.325618 $1.281702 $1.137811 $1.021688 $1.009344 $0.906113 $0.675928	59,039.288 75,797.177 77,154.057 111,033.686 113,686.058 97,674.721 32,516.030 35,400.499 0.000
Franklin Mutual Shares VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.147441 $1.220904 $1.152833 $0.909149 $0.804987 $0.822800 $0.748473 $0.600622 $1.000000	$1.316593 $1.147441 $1.220904 $1.152833 $0.909149 $0.804987 $0.822800 $0.748473 $0.600622	8,809.638 9,636.937 9,757.150 9,871.517 9,985.366 13,176.475 0.000 0.000 0.000
Invesco V.I. American Franchise Fund – Series II Shares Subaccount inception date April 27, 2012	2016 2015 2014 2013 2012	$1.477989 $1.427185 $1.334584 $0.965645 $1.000000	$1.490702 $1.477989 $1.427185 $1.334584 $0.965645	0.000 0.000 0.000 0.000 0.000
Invesco V.I. Value Opportunities Fund – Series II Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.118168 $1.265914 $1.203620 $0.913524 $0.785428 $0.822364 $0.777799 $0.532530 $1.000000	$1.303616 $1.118168 $1.265914 $1.203620 $0.913524 $0.785428 $0.822364 $0.777799 $0.532530	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
Janus Aspen – Enterprise Portfolio – Service Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.235229 $2.178848 $1.963529 $1.504177 $1.300622 $1.337658 $1.077947 $0.754853 $1.000000	$2.477362 $2.235229 $2.178848 $1.963529 $1.504177 $1.300622 $1.337658 $1.077947 $0.754853	0.000 0.000 0.000 9,281.749 9,669.380 10,088.831 10,733.323 11,889.801 0.000
Janus Aspen – Global Research Portfolio – Service Shares Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.421953 $1.475681 $1.392639 $1.099846 $0.928220 $1.091557 $0.955772 $0.703600 $1.000000	$1.431375 $1.421953 $1.475681 $1.392639 $1.099846 $0.928220 $1.091557 $0.955772 $0.703600	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
MFS ® New Discovery Series – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.975135 $2.041658 $2.232456 $1.599031 $1.337907 $1.511928 $1.124984 $0.698444 $1.000000	$2.124558 $1.975135 $2.041658 $2.232456 $1.599031 $1.337907 $1.511928 $1.124984 $0.698444	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
37

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
MFS ® Total Return Series – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.461039 $1.486457 $1.389144 $1.183384 $1.079085 $1.074438 $0.991300 $0.851734 $1.000000	$1.571807 $1.461039 $1.486457 $1.389144 $1.183384 $1.079085 $1.074438 $0.991300 $0.851734	88,429.721 90,544.283 92,875.654 95,150.457 97,199.828 101,690.340 0.000 0.000 0.000
State Street Total Return V.I.S. Fund - Class 3(2)(4) Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.309892 $1.345644 $1.297959 $1.147471 $1.036102 $1.083634 $1.004207 $0.988823	$1.371081 $1.309892 $1.345644 $1.297959 $1.147471 $1.036102 $1.083634 $1.004207	187,851.767 217,206.634 330,929.601 329,280.365 294,893.665 123,110.715 25,423.037 0.000
Templeton Foreign VIP Fund - Class 2 Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.934511 $1.010899 $1.150610 $0.946431 $0.809733 $0.916498 $0.855138 $0.631171 $1.000000	$0.990214 $0.934511 $1.010899 $1.150610 $0.946431 $0.809733 $0.916498 $0.855138 $0.631171	181,879.189 217,150.677 220,602.244 223,696.233 229,759.730 15,456.250 0.000 0.000 0.000
TA AB Dynamic Allocation - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.242867 $1.262459 $1.212051 $1.147001 $1.096693 $1.091117 $1.011134 $0.779747 $1.000000	$1.253221 $1.242867 $1.262459 $1.212051 $1.147001 $1.096693 $1.091117 $1.011134 $0.779747	543,462.098 686,342.904 791,828.751 975,909.322 546,694.916 497,392.225 44,813.575 2,533.318 0.000
TA Aegon Government Money Market - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$0.980204 $0.991478 $1.002811 $1.014275 $1.025987 $1.037664 $1.049559 $1.061523 $1.000000	$0.969200 $0.980204 $0.991478 $1.002811 $1.014275 $1.025987 $1.037664 $1.049559 $1.061523	602,071.860 780,802.040 240,235.610 5,208,335.429 1,002,212.063 335,884.188 0.000 0.000 0.000
TA Aegon High Yield Bond - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.551309 $1.639648 $1.600797 $1.522841 $1.315497 $1.272841 $1.147811 $0.790565 $1.000000	$1.763790 $1.551309 $1.639648 $1.600797 $1.522841 $1.315497 $1.272841 $1.147811 $0.790565	50,308.125 73,541.713 69,478.397 50,806.392 26,898.964 19,154.557 0.000 0.000 0.000
38

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon U.S. Government Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.307854 $1.325218 $1.283694 $1.331571 $1.284480 $1.210984 $1.175272 $1.140897 $1.000000	$1.294830 $1.307854 $1.325218 $1.283694 $1.331571 $1.284480 $1.210984 $1.175272 $1.140897	134,456.007 439,398.330 95,809.199 72,901.533 1,046,777.649 102,279.183 69,832.074 34,506.068 0.000
PAM TA Aegon U.S. Government Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.307854 $1.325218 $1.283694 $1.331571 $1.284480 $1.210984 $1.175272 $1.140897 $1.000000	$1.294830 $1.307854 $1.325218 $1.283694 $1.331571 $1.284480 $1.210984 $1.175272 $1.140897	17,291.217 0.000 0.000 9,059.154 51,203.843 274,051.034 0.000 0.000 0.000
TA American Funds Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.546412 $9.999687	$10.043213 $9.546412	5,995.085 0.000
TA Asset Allocation - Conservative - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.284970 $1.328235 $1.317834 $1.221905 $1.153065 $1.139437 $1.060223 $0.858596 $1.000000	$1.325075 $1.284970 $1.328235 $1.317834 $1.221905 $1.153065 $1.139437 $1.060223 $0.858596	2,412,649.139 3,674,559.403 4,619,876.886 4,584,390.486 4,051,492.302 2,890,928.078 1,217,537.431 455,040.666 0.000
TA Asset Allocation - Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.297963 $1.341282 $1.324429 $1.059951 $0.953993 $1.023225 $0.902751 $0.704887 $1.000000	$1.357939 $1.297963 $1.341282 $1.324429 $1.059951 $0.953993 $1.023225 $0.902751 $0.704887	108,436.510 110,039.375 110,388.630 111,344.552 20,487.150 0.000 0.000 0.000 0.000
TA Asset Allocation - Moderate Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.313310 $1.362744 $1.345485 $1.143248 $1.047768 $1.084474 $0.975885 $0.771951 $1.000000	$1.379608 $1.313310 $1.362744 $1.345485 $1.143248 $1.047768 $1.084474 $0.975885 $0.771951	2,887,077.103 3,488,921.167 3,734,010.192 3,894,425.066 3,009,000.675 1,831,656.827 1,032,260.973 422,821.723 190,525.429
TA Asset Allocation - Moderate - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.330098 $1.379563 $1.359940 $1.214821 $1.126254 $1.135864 $1.043176 $0.836138 $1.000000	$1.384135 $1.330098 $1.379563 $1.359940 $1.214821 $1.126254 $1.135864 $1.043176 $0.836138	10,371,848.223 11,490,625.400 11,234,841.521 9,988,755.059 7,800,489.140 5,427,624.738 1,818,230.606 1,074,773.500 152,208.111
39

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Barrow Hanley Dividend Focused - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.350231 $1.420173 $1.283323 $0.999088 $0.906652 $0.895068 $0.821926 $0.731114 $1.000000	$1.529679 $1.350231 $1.420173 $1.283323 $0.999088 $0.906652 $0.895068 $0.821926 $0.731114	0.000 0.000 0.000 0.000 0.000 7,653.808 0.000 0.000 0.000
TA BlackRock Equity Smart Beta 100 - Service Class Subaccount inception date March 21, 2016	2016	$9.999063	$10.495527	0.000
TA BlackRock Global Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.496195 $1.532210 $1.524566 $1.348936 $1.241971 $1.307502 $1.205954 $1.000000	$1.546680 $1.496195 $1.532210 $1.524566 $1.348936 $1.241971 $1.307502 $1.205954	2,389,378.354 3,624,043.184 3,759,479.707 4,558,691.121 4,293,257.450 3,835,278.347 1,067,111.175 262,137.927
TA BlackRock Global Allocation Managed Risk - Balanced - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.464889 $10.263585	$9.392327 $9.464889	4,039.590 4,646.371
TA BlackRock Global Allocation Managed Risk - Growth - Service Class Subaccount inception date May 1, 2015	2016 2015	$9.267480 $10.253638	$9.145099 $9.267480	3,126.912 3,188.432
TA BlackRock Smart Beta 50 - Service Class Subaccount inception date March 21, 2016	2016	$9.999063	$10.178353	0.000
TA BlackRock Smart Beta 75 - Service Class Subaccount inception date March 21, 2016	2016	$9.999063	$10.247742	7,046.693
TA BlackRock Tactical Allocation - Service Class Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.690641 $1.712214 $1.648347 $1.484094 $1.364595 $1.330448 $1.209731 $1.000000	$1.753500 $1.690641 $1.712214 $1.648347 $1.484094 $1.364595 $1.330448 $1.209731	827,437.546 1,049,799.213 1,338,971.034 1,360,001.898 1,205,118.904 249,943.856 182,728.582 143,297.834
TA Clarion Global Real Estate Securities - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.215230 $1.240013 $1.107105 $1.079798 $0.873976 $0.940525 $0.825106 $0.627488 $1.000000	$1.206481 $1.215230 $1.240013 $1.107105 $1.079798 $0.873976 $0.940525 $0.825106 $0.627488	1,049.586 3,313.613 2,883.975 2,911.168 7,740.263 1,551.065 0.000 0.000 0.000
TA International Moderate Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.101127 $1.135203 $1.157384 $1.040939 $0.936123 $1.024034 $0.939581 $0.734869 $1.000000	$1.100359 $1.101127 $1.135203 $1.157384 $1.040939 $0.936123 $1.024034 $0.939581 $0.734869	1,780,730.674 1,613,023.429 1,031,983.153 760,050.340 492,852.799 35,444.155 23,625.582 2,362.833 0.000
40

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Janus Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.224018 $1.236585 $1.159978 $0.985820 $0.886410 $1.005272 $0.986242 $0.986584	$1.259987 $1.224018 $1.236585 $1.159978 $0.985820 $0.886410 $1.005272 $0.986242	960,894.068 1,090,065.616 923,074.127 229,603.106 58,174.557 47,935.972 0.000 0.000
TA Janus Mid-Cap Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.875314 $2.002257 $2.030579 $1.479482 $1.375850 $1.495060 $1.132093 $0.715154 $1.000000	$1.811340 $1.875314 $2.002257 $2.030579 $1.479482 $1.375850 $1.495060 $1.132093 $0.715154	23,976.657 23,527.594 21,490.075 21,462.697 23,146.739 21,984.614 0.000 0.000 0.000
TA Jennison Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.126437 $1.935809 $1.783487 $1.313912 $1.151637 $1.173897 $1.060418 $0.762402 $1.000000	$2.062349 $2.126437 $1.935809 $1.783487 $1.313912 $1.151637 $1.173897 $1.060418 $0.762402	20,575.092 21,068.536 22,606.203 24,261.568 25,128.506 26,787.976 0.000 0.000 0.000
TA JPMorgan Core Bond - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.080605 $1.089389 $1.048423 $1.083555 $1.046329 $1.000000	$1.090363 $1.080605 $1.089389 $1.048423 $1.083555 $1.046329	245,514.860 242,515.787 157,558.135 214,513.370 168,175.791 126,979.526
TA JPMorgan Enhanced Index - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.712878 $1.738751 $1.543173 $1.181309 $1.029301 $1.036203 $0.912569 $0.713807 $1.000000	$1.881772 $1.712878 $1.738751 $1.543173 $1.181309 $1.029301 $1.036203 $0.912569 $0.713807	0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA JPMorgan Mid Cap Value - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$2.119969 $2.209281 $1.943423 $1.495254 $1.257966 $1.250762 $1.030067 $0.985168	$2.395162 $2.119969 $2.209281 $1.943423 $1.495254 $1.257966 $1.250762 $1.030067	34,703.535 38,115.240 40,419.465 39,843.327 0.000 0.000 0.000 0.000
TA JPMorgan Tactical Allocation - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.141201 $1.158978 $1.103029 $1.059640 $0.997395 $1.000000	$1.175557 $1.141201 $1.158978 $1.103029 $1.059640 $0.997395	1,828,399.202 1,879,732.245 1,957,550.236 1,974,554.921 1,650,460.256 695,735.385
TA Legg Mason Dynamic Allocation - Balanced - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.135321 $1.172732 $1.093470 $1.011240 $1.000000	$1.114936 $1.135321 $1.172732 $1.093470 $1.011240	802,973.607 1,073,646.431 1,043,546.839 975,761.289 486,813.776
41

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Legg Mason Dynamic Allocation - Growth - Service Class Subaccount inception date May 1, 2012	2016 2015 2014 2013 2012	$1.180181 $1.230027 $1.150117 $1.006278 $1.000000	$1.155266 $1.180181 $1.230027 $1.150117 $1.006278	155,895.655 198,316.222 160,308.833 165,260.427 0.000
TA Managed Risk - Balanced ETF - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.228411 $1.264925 $1.223796 $1.110874 $1.036666 $1.033408 $0.944330 $0.819699 $1.000000	$1.260057 $1.228411 $1.264925 $1.223796 $1.110874 $1.036666 $1.033408 $0.944330 $0.819699	8,473,296.967 9,132,433.999 8,733,418.859 9,862,875.009 8,826,232.532 5,373,933.931 3,387,217.305 1,953,165.918 0.000
TA Managed Risk - Conservative ETF - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.260652 $1.283975 $1.234061 $1.161501 $1.102003 $1.080343 $0.998658 $0.999969	$1.297153 $1.260652 $1.283975 $1.234061 $1.161501 $1.102003 $1.080343 $0.998658	4,812,326.381 5,884,991.152 7,757,978.832 4,033,778.092 5,606,136.058 2,549,938.300 731,366.889 0.000
TA Managed Risk - Growth ETF - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.221573 $1.280626 $1.245877 $1.060956 $0.962049 $0.984247 $0.881003 $0.723436 $1.000000	$1.264107 $1.221573 $1.280626 $1.245877 $1.060956 $0.962049 $0.984247 $0.881003 $0.723436	1,777,142.543 2,103,189.742 2,261,092.583 2,216,864.799 1,417,651.419 1,170,130.631 615,704.502 36,820.978 0.000
TA Market Participation Strategy - Service Class Subaccount inception date September 17, 2012	2016 2015 2014 2013 2012	$1.143879 $1.195795 $1.119493 $0.990737 $1.000000	$1.177972 $1.143879 $1.195795 $1.119493 $0.990737	537,032.312 723,584.075 686,942.086 641,672.304 166,597.872
TA MFS International Equity - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.248718 $1.266152 $1.353966 $1.162913 $0.965225 $1.087417 $0.997157 $0.762735 $1.000000	$1.232918 $1.248718 $1.266152 $1.353966 $1.162913 $0.965225 $1.087417 $0.997157 $0.762735	56,338.657 0.000 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA Morgan Stanley Capital Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.985800 $1.802269 $1.723262 $1.178666 $1.034939 $1.113499 $0.886250 $0.702727 $1.000000	$1.914131 $1.985800 $1.802269 $1.723262 $1.178666 $1.034939 $1.113499 $0.886250 $0.702727	0.000 0.000 0.000 1,064.064 0.000 0.000 0.000 0.000 0.000
42

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Multi-Managed Balanced - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.732843 $1.753887 $1.605522 $1.379126 $1.241200 $1.210049 $0.987989 $0.793538 $1.000000	$1.844027 $1.732843 $1.753887 $1.605522 $1.379126 $1.241200 $1.210049 $0.987989 $0.793538	1,069,822.021 270,949.341 276,298.215 280,704.769 173,726.386 169,241.867 57,722.839 51,410.700 0.000
TA PIMCO Tactical - Balanced - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.055132 $1.095148 $1.027295 $0.929048 $0.930645 $0.974535 $1.021086 $0.998172	$1.099300 $1.055132 $1.095148 $1.027295 $0.929048 $0.930645 $0.974535 $1.021086	704,943.013 791,308.218 779,489.462 806,134.562 518,550.271 22,713.847 0.000 0.000
TA PIMCO Tactical - Conservative - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.011268 $1.044591 $0.971833 $0.908879 $0.905567 $0.989799 $1.022838 $0.997278	$1.049559 $1.011268 $1.044591 $0.971833 $0.908879 $0.905567 $0.989799 $1.022838	226,669.840 232,628.428 247,178.018 261,246.710 52,805.924 0.000 0.000 0.000
TA PIMCO Tactical - Growth - Service Class Subaccount inception date November 19, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$1.011391 $1.059654 $1.007422 $0.872409 $0.876452 $1.003015 $1.021757 $0.996410	$1.048636 $1.011391 $1.059654 $1.007422 $0.872409 $0.876452 $1.003015 $1.021757	26,090.166 26,715.184 27,364.864 27,744.061 0.000 0.000 0.000 0.000
TA PIMCO Total Return - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.402982 $1.411811 $1.368660 $1.423766 $1.341954 $1.281147 $1.211844 $1.058979 $1.000000	$1.421393 $1.402982 $1.411811 $1.368660 $1.423766 $1.341954 $1.281147 $1.211844 $1.058979	1,424,727.227 1,740,997.401 2,231,597.461 2,584,295.488 2,238,292.747 1,335,865.221 310,042.412 10,077.495 0.000
TA PineBridge Inflation Opportunities- Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$0.985764 $1.026530 $1.004409 $1.123215 $1.068881 $1.000000	$1.011637 $0.985764 $1.026530 $1.004409 $1.123215 $1.068881	856,865.046 964,698.788 1,197,592.175 1,629,239.955 1,313,508.022 168,862.589
TA ProFunds UltraBear Fund - Service Class OAM Subaccount inception date May 1, 2009	2016 2015 2014 2013 2012 2011 2010 2009	$0.082431 $0.089955 $0.122267 $0.225309 $0.322972 $0.408104 $0.563650 $1.000000	$0.062275 $0.082431 $0.089955 $0.122267 $0.225309 $0.322972 $0.408104 $0.563650	266,068.456 269,417.795 0.000 0.000 131,911.777 180,277.688 2,008.730 0.000
43

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.085488 $1.124509 $1.097845 $1.037138 $0.982517 $1.000000	$1.101592 $1.085488 $1.124509 $1.097845 $1.037138 $0.982517	605,479.289 754,906.778 938,213.333 1,377,711.284 1,122,044.048 263,274.634
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.098408 $1.188721 $1.164823 $1.011291 $0.921979 $1.000000	$1.107312 $1.098408 $1.188721 $1.164823 $1.011291 $0.921979	1,074,451.758 1,098,031.256 1,140,045.158 1,157,573.982 755,228.566 76,749.207
TA QS Investors Active Asset Allocation - Moderate - Service Class Subaccount inception date May 2, 2011	2016 2015 2014 2013 2012 2011	$1.097550 $1.159781 $1.132171 $1.030630 $0.962668 $1.000000	$1.108791 $1.097550 $1.159781 $1.132171 $1.030630 $0.962668	1,670,837.102 1,920,150.332 2,040,408.276 2,119,160.659 1,026,762.629 83,822.176
TA Small Mid Cap Value - Service Class(5) Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.781779 $1.852916 $1.786104 $1.328048 $1.157683 $1.205418 $0.937534 $0.663622 $1.000000	$2.128082 $1.781779 $1.852916 $1.786104 $1.328048 $1.157683 $1.205418 $0.937534 $0.663622	121,640.909 148,291.326 154,706.618 151,784.405 143,032.266 0.000 0.000 0.000 0.000
TA T. Rowe Price Small Cap - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$2.308685 $2.285975 $2.176376 $1.531954 $1.342719 $1.337878 $1.009445 $0.738127 $1.000000	$2.533630 $2.308685 $2.285975 $2.176376 $1.531954 $1.342719 $1.337878 $1.009445 $0.738127	108,006.355 113,213.473 127,545.922 133,073.430 112,938.071 128,588.144 0.000 0.000 0.000
TA Torray Concentrated Growth - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.777057 $1.831110 $1.687670 $1.285363 $1.112953 $1.154992 $0.982777 $0.685165 $1.000000	$1.870694 $1.777057 $1.831110 $1.687670 $1.285363 $1.112953 $1.154992 $0.982777 $0.685165	695.250 754.079 0.000 0.000 0.000 0.000 0.000 0.000 0.000
TA TS&W International Equity - Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.133789 $1.135028 $1.213370 $0.989210 $0.859382 $1.017449 $0.951135 $0.765515 $1.000000	$1.129528 $1.133789 $1.135028 $1.213370 $0.989210 $0.859382 $1.017449 $0.951135 $0.765515	0.000 0.000 0.000 6,661.695 12,276.482 7,240.945 6,615.853 6,435.735 0.000
44

CONDENSED FINANCIAL INFORMATION — (Continued)
Separate Account Expense 1.15%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Transamerica WMC US Growth VP – Service Class Subaccount inception date August 18, 2008	2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.568691 $1.488352 $1.358317 $1.039813 $0.931964 $0.981208 $0.844797 $0.662947 $1.000000	$1.590311 $1.568691 $1.488352 $1.358317 $1.039813 $0.931964 $0.981208 $0.844797 $0.662947	0.000 0.000 0.000 6,398.945 6,666.192 6,955.365 0.000 0.000 0.000
(1)	The beginning and ending AUV for this fund also reflects a 0.15% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(2)	The beginning and ending AUV for this fund also reflects a 0.20% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(3)	The beginning and ending AUV for this fund also reflects a 0.30% Fund Facilitation Fee which is in addition to the Separate Account Expense percentage listed above.
(4)	Effective November 30, 2016, GE Investments Total Return Fund was renamed State Street Total Return V.I.S. Fund.
(5)	Effective December 5, 2016, TA Systematic Small/Mid Cap Value was renamed TA Small/Mid Cap Value.
The TA International Equity Index, TA Madison Diversified Income and TA U.S. Equity Index had not commenced operation as of December 31, 2016, therefore, comparable data is not available.
45

APPENDIX
Prior Withdrawal/ Growth Percentages and rider fees
The table below identifies the prior percentages for the Retirement Income Max® Rider.
new York Withdrawal Percentages
Date	Age at time of first withdrawal	Singe Life Percentage	Joint Life Percentage
Prior to December 12, 2011	0-58 59-64 65-74 ≥75	0.00% 4.50% 5.50% 6.50%	0.00% 4.10% 5.10% 6.10%
December 12, 2011 to May 1, 2014	0-58 59-64 65-79 ≥80	0.00% 4.30% 5.30% 6.30%	0.00% 3.80% 4.80% 5.80%
May 1, 2014 to March 1, 2015	0-58 59-64 65-79 ≥80	0.00% 4.30% 5.30% 6.30%	0.00% 4.00% 5.00% 6.00%
March 2, 2015 to October 1, 2015	0-58 59-64 65-79 ≥80	0.00% 4.20% 5.20% 6.20%	0.00% 3.80% 4.80% 5.80%
October 1, 2015 to December 31, 2016	0-58 59-64 65-79 ≥80	0.00% 4.20% 5.20% 6.20%	0.00% 0.00% 4.80% 5.80%
January 1, 2017 to March 31, 2017	0-58 59-64 65-79 ≥80	0.00% 4.20% 5.20% 6.20%	0.00% 0.00% 4.70% 5.70%
Growth Percentages
Date	Percentage
Prior to May 1, 2014	5.00%
May 1, 2014 to March 31, 2017	5.50%
46

FINANCIAL STATEMENTS AND SCHEDULES –

STATUTORY BASIS

Transamerica Financial Life Insurance Company

Years Ended December 31, 2016, 2015 and 2014

Transamerica Financial Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2016, 2015, and 2014

Report of Independent Auditors

To the Board of Directors of

Transamerica Financial Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Financial Life Insurance Company (“the Company”), which comprise the statutory balance sheets as of December 31, 2016 and 2015 and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for the years ended December 31, 2016, 2015 and 2014.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298-2000, F: (312) 298-2001, www.pwc.com

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for the years ended December 31, 2016, 2015 and 2014.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2016 and 2015 and the results of its operations and its cash flows for the years ended December 31, 2016, 2015 and 2014, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Summary of Investments-Other Than Investments in Related Parties as of December 31, 2016 and the Supplementary Insurance Information and Reinsurance as of December 31, 2016 and 2015 and for the years then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Summary of Investments-Other Than Investments in Related Parties as of December 31, 2016 and the Supplementary Insurance Information and Reinsurance as of December 31, 2016 and 2015 and for the years then ended do not present fairly, in conformity with accounting principles generally accepted in the United States of America. The Summary of Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the of Summary Investments-Other Than Investments in Related Parties, Supplementary Insurance Information and Reinsurance are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 21, 2017

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298-2000, F: (312) 298-2001, www.pwc.com

2

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2016	2015
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$420,915	$319,700
Bonds	6,401,964	6,851,692
Preferred stocks	4,552	3,269
Common stocks:
Affiliated entities (cost: 2016 - $3,544; 2015 - $4,227)	3,025	3,573
Unaffiliated entities (cost: 2016 - $0; 2015 - $134)	—	124
Mortgage loans on real estate	1,243,156	950,309
Real estate: Properties held for sale	3,600	—
Policy loans	122,026	119,525
Receivables for securities	927	1,328
Securities lending reinvested collateral assets	307,732	433,653
Derivatives	85,941	63,966
Receivable for derivative cash collateral posted to counterparty	280	12,353
Other invested assets	226,054	192,035

Total cash and invested assets	8,820,172	8,951,527
Accrued investment income	85,930	86,000
Premiums deferred and uncollected	13,792	16,461
Current federal income tax recoverable	39,091	12,143
Net deferred income tax asset	48,911	54,458
Reinsurance receivables	16,370	18,233
Other assets	12,722	26,901
Separate account assets	23,281,407	22,369,554

Total admitted assets	$32,318,395	$31,535,277

3

Transamerica Financial Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

	December 31
	2016	2015
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$1,209,435	$1,116,951
Annuity	5,775,761	5,775,613
Accident and health	153,469	152,756
Policy and contract claim reserves:
Life	19,869	17,125
Annuity	686	937
Accident and health	21,459	32,821
Liability for deposit-type contracts	55,021	59,701
Other policyholders’ funds	2,131	1,478
Commissions & expense allowances payable on reins assum	16,177	12,327
Transfers from separate accounts due or accrued	(363,988)	(195,550)
Unearned investment income	8,769	—
Remittances and items not allocated	339,062	144,319
Asset valuation reserve	124,698	117,572
Interest maintenance reserve	62,056	68,341
Derivatives	99,747	46,478
Payable for derivative cash collateral	42,500	28,953
Payable for securities	774	79,477
Payable for securities lending	307,732	433,653
Borrowed money	20,005	31,526
Payable to parent, subsidiaries and affiliates	12,714	26,231
Other liabilities	36,606	47,630
Separate account liabilities	23,281,407	22,369,552

Total liabilities	31,226,090	30,367,891
Capital and surplus:
Common stock, $125 per share par value, 17,142 shares authorized, issued and outstanding	2,143	2,143
Preferred stock, $10 per share par value, 45,981 shares authorized, issued and outstanding	460	460
Surplus notes	—	150,000
Paid-in surplus	933,659	933,659
Special surplus funds	9,509	8,653
Unassigned surplus	146,534	72,471

Total capital and surplus	1,092,305	1,167,386

Total liabilities and capital and surplus	$32,318,395	$31,535,277

See accompanying notes.

4

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$178,751	$163,715	$145,665
Annuity	5,469,296	5,524,045	5,180,015
Accident and health	127,213	125,234	113,966
Net investment income	395,527	401,084	410,350
Amortization of interest maintenance reserve	12,802	14,464	16,342
Commissions and expense allowances on reinsurance ceded	95,424	76,294	50,250
Income from fees associated with investment management, administration and contract guarantees for separate accounts	180,835	178,533	168,948
Income from fees associated with investment management, administration and contract guarantees for general accounts	51,462	60,118	38,954
Other income	39,786	37,333	34,810

	6,551,096	6,580,820	6,159,300
Benefits and expenses:
Benefits paid or provided for:
Life benefits	73,456	76,149	62,203
Annuity benefits	121,979	127,894	124,851
Accident and health benefits	58,684	74,781	63,638
Surrender benefits	5,651,094	5,009,782	5,462,477
Other benefits	10,097	9,958	10,037
Increase (decrease) in aggregate reserves for policies and contracts:
Life	92,483	67,393	304,220
Annuity	148	(282,017)	(456,213)
Accident and health	713	15,812	3,482

	6,008,655	5,099,752	5,574,695
Insurance expenses:
Commissions	164,667	185,806	183,813
General insurance expenses	134,108	148,335	152,242
Taxes, licenses and fees	15,996	13,337	10,334
Net transfers to (from) separate accounts	(79,281)	783,118	101,563
Experience refunds	239	100	567
Interest on surplus notes	9,167	9,375	9,375
Other expenses	(5,397)	(4,328)	(3,819)

	239,499	1,135,743	454,075

Total benefits and expenses	6,248,154	6,235,495	6,028,770

Gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains (losses) on investments	$302,942	$345,325	$130,530

5

Transamerica Financial Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

Federal income tax expense (benefit)	$42,388	$54,965	$73,027

Gain (loss) from operations before and net realized capital gains (losses) on investments	260,554	290,360	57,503
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to/from interest maintenance reserve)	(35,577)	(30,484)	(33,574)

Net income (loss)	$224,977	$259,876	$23,929

See accompanying notes.

6

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and

Surplus – Statutory Basis

(Dollars in Thousands)

					Special	Unassigned	Total
	Common	Preferred	Surplus	Paid-in	Surplus	(Deficit)	Capital and
	Stock	Stock	Notes	Surplus	Funds	Surplus	Surplus
Balance at January 1, 2014	$2,143	$460	$150,000	$933,659	$8,085	$(66,719)	$1,027,628
Net income (loss)	—	—	—	—	674	23,255	23,929
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	41,844	41,844
Change in net unrealized foreign gains/losses, net of tax	—	—	—	—	—	36	36
Change in nonadmitted assets	—	—	—	—	—	(44,910)	(44,910)
Change in asset valuation reserve	—	—	—	—	—	24,045	24,045
Surplus withdrawn from separate account	—	—	—	—	—	(1)	(1)
Change in net deferred income tax asset	—	—	—	—	—	42,825	42,825
Change in surplus as result of reinsurance	—	—	—	—	—	(8,281)	(8,281)
Dividends to stockholders	—	—	—	—	—	(150,000)	(150,000)
Change in reserve on account of change in valuation basis	—	—	—	—	—	582	582

Balance at December 31, 2014	$2,143	$460	$150,000	$933,659	$8,759	$(137,324)	$957,697
Net income (loss)	—	—	—	—	(106)	259,982	259,876
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	2,413	2,413
Change in net deferred income tax asset	—	—	—	—	—	(22,410)	(22,410)
Change in nonadmitted assets	—	—	—	—	—	13,526	13,526
Change in provision for reinsurance in unauthorized companies	—	—	—	—	—	(2,468)	(2,468)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(1,142)	(1,142)
Change in asset valuation reserve	—	—	—	—	—	(5,569)	(5,569)
Change in surplus in separate accounts	—	—	—	—	—	(2)	(2)
Change in surplus as a result of reinsurance	—	—	—	—	—	(34,253)	(34,253)
Cumulative effect of changes in accounting principles	—	—	—	—	—	(282)	(282)

Balance at December 31, 2015	$2,143	$460	$150,000	$933,659	$8,653	$72,471	$1,167,386

See accompanying notes.

7

Transamerica Financial Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

					Special		Total
	Common	Preferred	Surplus	Paid-in	Surplus	Unassigned	Capital and
	Stock	Stock	Notes	Surplus	Funds	Surplus	Surplus
Balance at December 31, 2015	$2,143	$460	$150,000	$933,659	$8,653	72,471	$1,167,386
Net income (loss)	—	—	—	—	856	224,121	224,977
Change in net unrealized capital gains/losses, net of tax	—	—	—	—	—	(20,924)	(20,924)
Change in net deferred income tax asset	—	—	—	—	—	3,541	3,541
Change in other nonadmitted assets	—	—	—	—	—	4,751	4,751
Change in asset valuation reserve	—	—	—	—	—	(7,126)	(7,126)
Change in surplus as a result of reinsurance	—	—	—	—	—	(61,046)	(61,046)
Change in surplus notes	—	—	(150,000)	—	—	—	(150,000)
Dividends to stockholders	—	—	—	—	—	(70,000)	(70,000)
Other changes, net	—	—	—	—	—	746	746

Balance at December 31, 2016	$2,143	$460	$—	$933,659	$9,509	$146,534	$1,092,305

See accompanying notes.

8

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Operating activities
Premiums collected, net of reinsurance	$5,778,926	$5,809,547	$5,437,362
Net investment income received	400,563	408,238	421,203
Miscellaneous income	304,792	315,661	287,549
Benefit and loss related payments	(5,921,651)	(5,288,477)	(5,724,166)
Net transfers to separate accounts	(89,156)	(806,817)	(141,346)
Commissions, expenses paid, and other deductions	(315,012)	(352,330)	(355,492)
Federal income taxes paid	(72,571)	(66,187)	(88,377)

Net cash provided by (used in) operating activities	85,891	19,635	(163,267)
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	1,879,956	2,273,822	1,517,656
Stocks	897	1,560	2,000
Mortgage loans	58,315	146,025	118,566
Other invested assets	57,692	43,477	29,682
Securities lending reinvested collateral assets	125,921	37,639	—
Miscellaneous proceeds	14,507	1,752	6,006

Total investment proceeds	2,137,288	2,504,275	1,673,910
Costs of investments acquired:
Bonds	(1,420,519)	(1,819,135)	(1,126,261)
Common stocks	(1,331)	—	(100)
Preferred stocks	—	—	(2,024)
Mortgage loans	(355,434)	(365,923)	(297,607)
Other invested assets	(98,809)	(167,119)	(6,139)
Payable for securities	(78,703)	79,476	—
Securities lending reinvested collateral assets	—	—	(40,614)
Derivatives	(16,280)	—	—
Miscellaneous applications	1,206	(33,830)	(25,971)

Total cost of investments acquired	(1,969,870)	(2,306,531)	(1,498,716)
Net increase (decrease) in policy loans	(2,501)	(3,132)	(2,180)

Net cost of investments acquired	(1,972,371)	(2,309,663)	(1,500,896)

Net cash provided by (used in) investing activities	164,917	194,612	173,014

9

Transamerica Financial Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2016	2015	2014
Financing and miscellaneous activities
Net withdrawals on deposit-type contracts and other insurance liabilities	$(8,341)	$(1,266)	$(869)
Change in:
Borrowed funds	(11,475)	(43,385)	54,845
Surplus notes	(150,000)	—	—
Payable to parent, subsidiaries and affiliates	(13,516)	5,583	20,137
Payable for securities lending	(125,921)	(37,639)	40,614
Other cash (used) provided	229,660	(79,836)	140,507
Dividends paid to stockholders	(70,000)	—	(150,000)

Net cash (used in) provided by financing and miscellaneous activities	(149,593)	(156,543)	105,234

Net increase (decrease) in cash, cash equivalents and short-term investments	101,215	57,704	114,981
Cash, cash equivalents and short-term investments:
Beginning of year	319,700	261,996	147,015

End of year	$420,915	$319,700	$261,996

See accompanying notes.

10

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share amounts)

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by Transamerica Corporation (TA Corp) (87.9% of shares) and minority owned by Transamerica Life Insurance Company (TLIC) (12.1% of shares). Both TA Corp and TLIC are indirect, wholly-owned subsidiaries of AEGON N.V., a holding company organized under the laws of The Netherlands. Prior to December 31, 2015, the Company was majority owned by AEGON USA, LLC (AEGON). On December 31, 2015, AEGON merged into TA Corp, a Delaware-domiciled non-insurance affiliate.

On July 1, 2014, the Company completed a merger with Transamerica Advisors Life Insurance Company of New York (TALICNY), which was wholly-owned by AEGON. The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of TALICNY were carried forward to the merged company. As a result of the merger, TALICNY’s common stock was deemed cancelled by operation of law. In exchange for its agreement to merge TALICNY into the Company, AEGON received a proportionate number of TFLIC shares equal in value to the fair market value of TALICNY relative to the fair market value of the combined companies. Specifically, AEGON received 676 shares of the Company’s common stock and 1,806 shares of the Company’s preferred stock.

11

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Nature of Business

The Company sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (formerly known as the Department of Insurance of the State of New York), which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are as follows:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indices, third-party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

12

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is valued in a manner consistent with the cash instrument and replicated asset. For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

13

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Subsidiaries: Investments in subsidiaries, controlled and affiliated companies (SCA) companies are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy contracts and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

14

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Goodwill: Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity’s share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

15

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an OTTI has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

16

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

17

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2016 and 2015, the Company excluded investment income due and accrued of $100 and $410, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. (B) Replications, (C) income generation and (D) held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

18

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.

19

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The investment risks associated with fair value changes of the separate account are borne entirely by the contract owners except in cases where minimum guarantees exist. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s statements of operations as a component of net transfers from separate accounts.

The Company received variable contract premiums of $4,693,209, $4,948,619 and $4,687,960 in 2016, 2015 and 2014, respectively. In addition, the Company received $180,835, $178,533, and $168,948 in 2016, 2015 and 2014, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of two types: non-indexed guaranteed and nonguaranteed. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Non-indexed guaranteed separate account assets and liabilities are carried at amortized cost.

The non-guaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.

20

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 7.25 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

21

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2016
2016	$—	$76,171	$43,008	$33,163
2015 and prior	47,976	(16,259)	27,038	4,680

	47,976	$59,912	$70,046	37,843

Active life reserve	137,601			137,085

Total accident and health reserves	$185,577			$174,928

22

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2015
2015	$—	$74,428	$34,235	$40,193
2014 and prior	43,111	(7,098)	28,230	7,783

	43,111	$67,330	$62,465	47,976

Active life reserve	111,952			137,601

Total accident and health reserves	$155,063			$185,577

The Company’s unpaid claims reserve was decreased by $16,259 and $7,098 for the years ended December 31, 2016 and 2015, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2016 and 2015 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2016 and 2015 was $747 and $696, respectively. The Company incurred $1,320 and paid $1,264 of claim adjustment expenses during 2016, of which $602 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $1,268 and paid $1,312 of claim adjustment expenses during 2015, of which $657 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2016 or 2015.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Consistency of Presentation

Differences in tabular totals and references between notes are caused by rounding differences not considered to be significant to the financial statement presentation. Prior year amounts have been reclassified to conform to current period presentation.

Recent Accounting Pronouncements

Effective January 1, 2017, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which allows 1) expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments and 2) requires reporting entities to discount guaranty fund liabilities, and related assets, resulting from the insolvencies of insurers that wrote long-term care contracts The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

23

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Effective January 1, 2017, the Company adopted SSAP No. 41R, Surplus Notes. Surplus notes held by investors that are rated an equivalent NAIC 1 or 2 designation by an approved NAIC credit rating provider will be reported at amortized cost, while non-rated surplus notes or those with an equivalent designation of 3 through 6 will be reported at the lower of amortized cost or fair value adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 51R, Life Contracts, which includes updates for new principle-based reserving (PBR) requirements, with references to Valuation Manual changes. The Valuation Manual allows companies to continue using current reserve methodologies for a three-year period, beginning with the Valuation Manual operative date. For policies issued after the operative date, formulaic calculations for some policies will be supplemented with more advanced deterministic and stochastic reserve methodologies. The Company adopted the new requirements for certain of its term products. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which incorporates explicit accounting guidance on short sales and secured borrowing transactions when the insurer is the transferee. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Effective December 31, 2017, the Company will adopt revisions to SSAP No. 2R, Cash, Drafts and Short-term Investments, which reclassify money market mutual funds from short-term investments to cash equivalents and clarify that money market mutual funds shall be valued at fair value, allowing net asset value as a practical expedient. The adoption of this guidance will not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2015 the Company adopted guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40. The adoption of this guidance did not impact the financial position and results of operations of the Company.

Effective December 31, 2014, the Company adopted revisions of SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision did not impact the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA). Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised, were moved to this SSAP. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06: Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106. The adoption of this standard did not impact the Company’s results of operations or financial position.

24

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB. The adoption of this revision did not impact the Company’s financial position or results of operations, as the company has no FHLB agreements.

Going Concern

Management has evaluated the ability of the Company to continue as a going concern and has determined that no substantial doubt exists with regard to the Company’s ability to meet its obligations as they become due within one year after the issuance of the financial statements.

2. Prescribed and Permitted Statutory Accounting Practices

The New York Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

3. Accounting Changes and Correction of Errors

During the first quarter of 2016, management determined that the Company’s accretion policy was not correctly adjusting accretion yields for asset specific changes in future cash flow expectations which resulted in an understatement of investment income of $745 net of tax relating to prior years. This was corrected in 2016 and is reflected as other changes, net, in the Statement of Changes in Capital and Surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

25

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100 - Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

26

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers, and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

27

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

28

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2016 and 2015, respectively:

	December 31 2016
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$328,733	$328,734	$—	$328,733	$—
Bonds	6,714,779	6,401,964	577,129	5,967,691	169,959
Preferred stocks, other than affiliates	4,498	4,552	—	4,498	—
Mortgage loans on real estate	1,229,443	1,243,156	—	—	1,229,443
Other invested assets	23,631	20,693	—	23,401	230
Interest rate swaps	75,010	75,010	—	75,010	—
Currency swaps	1,589	2,150	—	1,589	—
Credit default swaps	8,327	6,399	—	8,327	—
Equity swaps	2,382	2,382	—	2,382	—
Policy loans	122,026	122,026	—	122,026	—
Securities lending reinvested collateral	307,732	307,732	—	307,732	—
Separate account assets	23,248,326	23,255,130	15,666,535	7,581,791	—
Liabilities
Investment contract liabilities	5,518,487	5,158,420		3,036	5,515,452
Interest rate swaps	86,436	86,910	—	44,095	42,341
Credit default swaps	(778)	5,498	—	(778)	—
Equity swaps	7,339	7,339	—	7,339	—
Payable to parent, subsidiaries and affiliates	12,714	12,714	—	12,714	—
Separate account annuity liabilities	22,638,491	22,638,491	—	17,049,972	5,588,519

29

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31 2015
	Estimated Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$171,797	$171,797	$—	$171,797	$—
Short-term notes receivable from affiliates	175,000	175,000	—	175,000	—
Bonds	7,076,222	6,851,692	683,277	6,206,728	186,217
Preferred stocks, other than affiliates	3,340	3,269	—	3,340	—
Common stocks, other than affiliates	124	124	124	—	—
Mortgage loans on real estate	960,243	950,309	—	—	960,243
Other invested assets	23,822	20,905	—	23,379	443
Interest rate swaps	51,173	51,173	—	47,855	3,318
Currency swaps	1,734	1,817	—	1,734	—
Credit default swaps	7,753	5,704	—	7,753	—
Equity swaps	5,272	5,272	—	5,272	—
Policy loans	119,525	119,525	—	119,525	—
Securities lending reinvested collateral	433,646	433,653	—	433,646	—
Separate account assets	22,336,195	22,366,990	14,045,139	8,290,423	633
Liabilities
Investment contract liabilities	5,231,355	5,142,489	—	2,072	5,229,283
Interest rate swaps	28,933	40,826	—	28,933	—
Credit default swaps	61	4,473	—	61	—
Equity Swaps	1,179	1,179	—	1,179	—
Payable to parent, subsidiaries and affiliates	26,231	26,231	—	26,231	—
Separate account annuity liabilities	21,855,736	21,855,772	—	15,793,441	6,062,295
Surplus notes	174,579	150,000	—	174,579	—

30

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2016 and 2015:

	2016
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$155	$1,344	$1,499

Total bonds	—	155	1,344	1,499
Short-term investments
Government	—	57,545	—	57,545
Industrial and miscellaneous	—	270,723	—	270,723
Intercompany notes receivable	—	20,000	—	20,000
Sweep accounts	—	465	—	465

Total short-term	—	348,733	—	348,733
Securities lending reinvested collateral	—	281,659	—	281,659
Derivative assets	—	77,392	—	77,392
Separate account assets	15,484,245	2,002,722	—	17,486,968

Total assets at fair value	$15,484,245	$2,710,661	$1,344	$18,196,251

Liabilities:
Derivative liabilities	$—	$46,756	$42,341	$89,097

Total liabilites at fair value	$—	$46,756	$42,341	$89,097

31

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	2015
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$394	$1,630	$2,024

Total bonds	—	394	1,630	2,024
Common stock
Industrial and miscellaneous	124	—	—	124

Total common stock	124	—	—	124
Short-term investments
Government	—	1	—	1
Industrial and miscellaneous	—	44,097	—	44,097
Money market mutual fund	—	112,007	—	112,007
Sweep accounts	—	15,692	—	15,692

Total short-term	—	171,797	—	171,797
Securities lending reinvested collateral	—	290,629	—	290,629
Derivative assets	—	53,127	3,318	56,445
Separate account assets	14,026,711	2,211,504	—	16,238,215

Total assets at fair value	$14,026,835	$2,727,451	$4,948	$16,759,234

Liabilities:
Derivative liabilities	$—	$34,605	$—	$34,605

Total liabilites at fair value	$—	$34,605	$—	$34,605

Bonds classified in Level 2 are valued using inputs from third-party pricing services or broker quotes. Bonds classified in Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Short-term investments are classified as Level 2 and carried at amortized cost or fair value. Because of the highly liquid nature of these assets, carrying amounts are used to approximate fair value when amortized cost is used.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services. Derivatives classified as Level 3 represent interest rate swaps calculated by simulation using a series of market-consistent inputs to model the dynamics of the swap. The inputs are taken from market instruments to the extent that they exist.

Separate Account assets and liabilities are valued and classified in the same way as general accounts assets and liabilities (described above).

During 2016 and 2015, there were no transfers between Level 1 and 2, respectively.

32

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables summarize the changes in assets classified in Level 3 for 2016 and 2015:

	Balance at January 1, 2016	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$335	$333	$(21)	$19
Other	1,295	—	23	221
Derivatives	3,318	—	7,536	(45,659)

Total	$4,948	$333	$7,538	$(45,419)

	Purchases	Sales	Settlements	Balance at December 31, 2016
Bonds
RMBS	$—	$—	$—	$—
Other	—	—	195	1,344
Derivatives	—	—	7,536	(42,341)

Total	$—	$—	$7,731	$(40,997)

	Balance at January 1, 2015	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$349	$—	$(62)	$48
Other	8,086	5,838	(383)	142
Derivatives	—	—	—	—

Total	$8,435	$5,838	$(445)	$190

	Purchases	Issuances	Settlements	Balance at December 31, 2015
Bonds
RMBS	$—	$—	$—	$335
Other	—	—	712	1,295
Derivatives	3,318	—	—	3,318

Total	$3,318	$—	$712	$4,948

33

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s policy is to recognize transfers in and out of level 3 as of the beginning of the reporting period.

Transfers out for bonds were the result of a security being carried at fair value at December 31, 2015, subsequently changing to being carried at amortized cost during 2016.

Other nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2016, the Company has one property held for sale. The property is carried at fair value.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

34

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stocks are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2016
Unaffiliated bonds:
United States Government and agencies	$491,592	$76,102	$—	$3,767	$563,927
State, municipal and other government	103,905	9,498	—	1,447	111,956
Hybrid securities	94,244	2,163	10,127	206	86,075
Industrial and miscellaneous	4,648,771	255,537	23,365	35,979	4,844,963
Mortgage and other asset-backed securities	1,063,452	56,702	3,559	8,736	1,107,858

	6,401,964	400,002	37,051	50,135	6,714,779
Unaffiliated preferred stocks	4,552	101	—	155	4,498

	$6,406,516	$400,103	$37,051	$50,290	$6,719,277

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2015
Unaffiliated bonds:
United States Government and agencies	$590,717	$77,946	$2,029	$5,365	$661,268
State, municipal and other government	124,262	8,764	462	3,547	129,017
Hybrid securities	97,931	1,868	13,727	3,438	82,634
Industrial and miscellaneous	4,682,570	238,251	56,816	68,292	4,795,714
Mortgage and other asset-backed securities	1,356,212	63,921	8,142	4,402	1,407,589

	6,851,692	390,750	81,176	85,044	7,076,222
Unaffiliated preferred stocks	3,269	138	—	68	3,340

	$6,854,961	$390,888	$81,176	$85,112	$7,079,562

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 96 and 115 securities with a carrying amount of $442,713 and $600,374 and an unrealized loss of $37,051 and $81,176 with an average price of 91.6 and 86.5 (fair value/amortized cost). Of this portfolio, 61.3% and 77.3% were investment grade with associated unrealized losses of $20,301 and $49,579, respectively.

35

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 328 and 396 securities with a carrying amount of $1,294,335 and $1,852,998 and an unrealized loss of $50,290 and $85,112 with an average price of 96.1 and 95.4 (fair value/amortized cost). Of this portfolio, 93.8% and 86.5% were investment grade with associated unrealized losses of $44,580 and $52,689, respectively.

At December 31, 2016 and 2015, the Company did not hold any common stocks that had been in continuous loss position for greater than or equal to twelve months.

At December 31, 2016, the Company did not hold any common stocks that had been in continuous loss position for less than twelve months. At December 31, 2015, for common stocks that had been in a continuous loss position for less than twelve months, the Company held 1 security with a cost of $134 and an unrealized loss of $10 with an average price of 92.9 (fair value/cost).

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2016 and 2015 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2016
Unaffiliated bonds:
United States Government and agencies	$—	$67,938	$67,938
State, municipal and other government	—	14,809	14,809
Hybrid securities	51,909	7,149	59,058
Industrial and miscellaneous	284,790	839,181	1,123,971
Mortgage and other asset-backed securities	68,963	311,816	380,779

	405,662	1,240,893	1,646,555
Unaffiliated preferred stocks	—	3,152	3,152

	$405,662	$1,244,045	$1,649,707

36

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2015
Unaffiliated bonds:
United States Government and agencies	$97,431	$97,938	$195,369
State, municipal and other government	3,306	34,287	37,593
Hybrid securities	35,431	20,666	56,097
Industrial and miscellaneous	249,044	1,244,210	1,493,254
Mortgage and other asset-backed securities	133,986	368,829	502,815

	$519,198	$1,765,930	$2,285,128

Unaffiliated preferred stocks	—	1,956	1,956
Unaffiliated common stocks	—	124	124

	$519,198	$1,768,010	$2,287,208

The carrying amount and estimated fair value of bonds at December 31, 2016, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$306,265	$311,697
Due after one year through five years	2,103,103	2,190,077
Due after five years through ten years	1,106,209	1,124,860
Due after ten years	1,822,935	1,980,287

	5,338,512	5,606,921
Mortgage and other asset-backed securities	1,063,452	1,107,858

	$6,401,964	$6,714,779

The following structured notes were held at December 31, 2016:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security
44965TAA5	$1,462	$1,347	$1,463	NO
912810QV3	39,979	40,972	42,855	NO
912810RA8	49,933	57,905	52,869	NO
912810RL4	24,893	26,867	25,602	NO
912810RR1	1,925	1,800	1,931	NO

Total	$118,192	$128,891	$124,720

37

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table provides the number of 5* securities, aggregate book adjusted carrying value and aggregate fair value by investment type.

	Number of 5* Securities	Book / Adjusted Carrying Value	Fair Value
December 31, 2016
Bonds, amortized cost	1	$3,963	$3,920

Total	1	$3,963	$3,920

December 31, 2015
Bonds, amortized cost	1	$3,961	$3,960

Total	1	$3,961	$3,960

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

There were no loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2016 and 2015.

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2016
1st quarter present value of cash flows expected to be less than the amortized cost basis	$10,457	$390	$10,067	$9,318
2nd quarter present value of cash flows expected to be less than the amortized cost basis	—	—	—	—
3rd quarter present value of cash flows expected to be less than the amortized cost basis	13,293	462	12,831	12,354
4th quarter present value of cash flows expected to be less than the amortized cost basis	3,978	43	3,934	3,947

Aggregate total	$27,728	$895	$26,832	$25,619

38

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2015
1st quarter present value of cash flows expected to be less than the amortized cost basis	$13,287	$890	$12,397	$11,082
2nd quarter present value of cash flows expected to be less than the amortized cost basis	14,183	1,751	12,433	11,025
3rd quarter present value of cash flows expected to be less than the amortized cost basis	1,356	631	724	664
4th quarter present value of cash flows expected to be less than the amortized cost basis	—	—	—	—

Aggregate total	$28,826	$3,272	$25,554	$22,771

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year Ended December 31, 2014
1st quarter present value of cash flows expected to be less than the amortized cost basis	$12,087	$1,432	$10,655	$10,663
2nd quarter present value of cash flows expected to be less than the amortized cost basis	4,546	48	4,498	4,187
3rd quarter present value of cash flows expected to be less than the amortized cost basis	28,210	308	27,902	26,600
4th quarter present value of cash flows expected to be less than the amortized cost basis	16,062	2,099	13,963	12,937

Aggregate total	$60,905	$3,887	$57,018	$54,387

39

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2016, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
759676AJ8	$4,284	$4,173	$112	$4,173	$3,875	1Q 2016
75970JAJ5	5,642	5,387	255	5,387	4,971	1Q 2016
75970QAH3	530	507	23	507	472	1Q 2016
14984WAA8	4,650	4,306	344	4,306	3,744	3Q 2016
126380AB0	8,643	8,525	118	8,525	8,610	3Q 2016
759676AJ8	3,978	3,934	43	3,934	3,947	4Q 2016

			$895

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2016 and 2015 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2016
The aggregate amount of unrealized losses	$3,559	$8,888
The aggregate related fair value of securities with unrealized losses	68,963	312,042

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2015
The aggregate amount of unrealized losses	$8,971	$4,402
The aggregate related fair value of securities with unrealized losses	135,616	368,829

40

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Detail of net investment income is presented below:

	Year Ended December 31
	2016	2015	2014
Income:
Bonds	$321,213	$333,020	$358,641
Preferred stocks	148	198	194
Mortgage loans on real estate	47,305	37,235	37,297
Policy loans	7,319	7,211	7,107
Cash, cash equivalents and short-term investments	2,412	479	244
Derivatives	21,572	18,678	17,636
Other invested assets	(308)	2,183	3,742
Other	13,144	19,310	38

Gross investment income	412,805	418,314	424,899
Less investment expenses	17,277	17,230	14,549

Net investment income	$395,528	$401,084	$410,350

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2016	2015	2014
Proceeds	$1,682,509	$1,835,590	$1,024,169

Gross realized gains	$26,490	$26,268	$12,628
Gross realized losses	(15,183)	(31,950)	(15,724)

Net realized capital gains (losses)	$11,307	$(5,682)	$(3,096)

The Company had gross realized losses, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2016, 2015 and 2014 of $8,093, $8,067 and $3,999, respectively.

41

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2016	2015	2014
Bonds	$3,214	$(14,825)	$(7,095)
Preferred stocks	—	1,077	—
Common stocks	32	(68)	522
Mortgage loans on real estate	(698)	21	—
Cash, cash equivalents and short-term investments	9	(11)	1
Derivatives	(16,280)	(18,751)	(25,808)
Other invested assets	(12,505)	8,099	7,828

	(26,228)	(24,458)	(24,552)
Federal income tax effect	(2,833)	(3,518)	(5,405)
Transfer to interest maintenance reserve	(6,516)	(2,507)	(3,617)

Net realized capital (losses) gains on investments	$(35,577)	$(30,483)	$(33,574)

At December 31, 2016 and 2015, the Company had no recorded investment in restructured securities. There were no capital gains (losses) taken as a direct result of restructures in 2016, 2015 and 2014. The Company often has other-than-temporarily impaired a security prior to the restructure date. These other-than-temporary impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2016	2015	2014
Bonds	$4,433	$(2,493)	$7,613
Common stocks	10	(140)	(208)
Affiliated entities	136	(294)	(366)
Cash, cash equivalents and short-term investments	(9)	—	—
Derivatives	(30,961)	9,972	40,517
Other invested assets	10,833	(8,190)	(4,548)

Change in unrealized capital (losses) gains, before taxes	(15,558)	(1,145)	43,008
Taxes on unrealized capital (losses) gains	5,366	(3,558)	1,124

Change in unrealized capital (losses) gains, net of tax	$(20,924)	$2,413	$41,884

42

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The credit quality of mortgage loans by type of property for the year ended December 31, 2016 was as follows:

	Farm	Commercial	Total
AAA - AA	$—	$493,886	$493,886
A	10,795	637,553	648,348
BBB	2,486	86,810	89,296
BB	—	11,626	11,626

	$13,281	$1,229,875	$1,243,156

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2016 and 2015, respectively, the Company issued mortgage loans with a maximum interest rate of 6.23% and 5.30%, and a minimum interest rate of 3.60% and 3.51% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2016 at the time of origination or acquisitions was 79%. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2015 at the time of origination was 73%. During 2016 and 2015, the Company did not reduce the interest rate on any outstanding mortgage loan. During 2016, the Company issued one farm mortgage loan with an interest rate of 4.40%.

The following tables provide the age analysis of mortgage loans aggregated by type:

		Residential		Commercial
December 31, 2016	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded Investment (All)
(a) Current	$10,795	$—	$—	$—	$1,229,875	$—	$1,240,670
(b) 30-59 Days Past Due	2,486	—	—	—	—	—	2,486
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—	—

		Residential		Commercial
December 31, 2015	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded Investment (All)
(a) Current	$7,828	$—	$—	$—	$937,916	$1,992	$947,736
(b) 30-59 Days Past Due	2,572	—	—	—	—	—	2,572
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	—	—	—	—	—

The Company did not have any impaired loans at December 31, 2016 or 2015. The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2016, 2015 or 2014.

43

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis.

During 2016, one mortgage loan in the amount of $3,600 was foreclosed and transferred to real estate. No mortgage loan foreclosures occurred during 2015. At December 31, 2016 and 2015, the company held a mortgage loan loss reserve in the AVR of $12,888 and $9,171, respectively

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2016	2015		2016	2015
South Atlantic	26%	24%	Apartment	51%	52%
Pacific	23	22	Retail	16	16
Middle Atlantic	12	9	Industrial	12	14
Mountain	11	14	Office	12	13
W. North Central	10	12	Medical	4	4
W. South Central	9	12	Other	4	—
E. North Central	5	4	Agricultural	1	1
E. South Central	4	3
New England	—	—

During 2016 the Company recognized $10,869 of impairment writes downs for its investments in joint ventures and limited partnerships. During 2015 and 2014, the Company did not recognize any impairment write-downs for its investments in joint ventures and limited partnerships.

At December 31, 2016, the Company had ownership interest in seven LIHTC investments. The remaining years of unexpired tax credits ranged from eight to thirteen and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2017 to 2019 is $146,694. LIHTC tax credits recognized in 2016 was $2,416, and other LIHTC tax benefits recognized in 2016 was $1,231. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2015, the Company had ownership interest in two LIHTC investments. The remaining years of unexpired tax credits ranged from one to nine and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from two to ten years. There are no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

44

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	2016	2015
Fair value - positive	$89,939	$77,911
Fair value - negative	(95,627)	(42,152)

For the years ended December 31, 2016, 2015 and 2014, the Company recorded unrealized gains (losses) of $(11,706), $17,627 and $8,313, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2016, 2015 or 2014 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

Summary of realized gain (losses) by derivative type for year-end December 31, is as follows:

	2016	2015	2014
Swaps:
Interest rate	$30,336	$(10,391)	$310
Credit	861	24	(676)
Total return	(26,807)	(638)	(823)

Total swaps	$4,390	$(11,005)	$(1,189)

Foreign currency forwards	—	931	493
Futures—net positions	(20,669)	(8,677)	(25,113)
Lehman settlements	108	139	—

Total realized (losses) gains	$(16,171)	$(18,612)	$(25,809)

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	Year End December 31
	2016	2015	2014
Replicated assets	$644,760	$666,362	$628,483
Credit default	9,105	7,691	14,591

Credit gain (losses) to credit swap transactions (which are primary replication transactions), as of December 31, is as follows:

	Year End December 31
	2016	2015	2014
Capital gains (losses)	$861	$23	$676

As stated in Note 1, the Company replicates investment grade corporate bonds or sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2016, credit default swaps, used in replicating corporate bonds or sovereign debt are as follows:

45

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		Maximum
		Future Payout	Current Fair
Deal, Receive (Pay), Underlying	Maturity Date	(Estimated)	Value
51410,SWAP, USD 1 / (USD 0), :US168863A S74	3/20/2017	$10,000	$16
51409,SWAP, USD 1 / (USD 0), :XS0203685788	3/20/2017	11,000	17
51412,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	19
51411,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	12,000	17
51413,SWAP, USD 1 / (USD 0), :US168863A S74	3/20/2017	10,000	16
51414,SWAP, USD 1 / (USD 0), :CDX-NAIG S18V1-5Y	6/20/2017	20,000	87
51415,SWAP, USD 1 / (USD 0), :CDX-NAIG S18V1-5Y	6/20/2017	20,000	87
43375,SWAP, USD 1 / (USD 0), :CDX-NAIG S18V1-5Y	6/20/2017	5,000	22
51416,SWAP, USD 1 / (USD 0), :US836205A J33	9/20/2017	8,500	46
43612,SWAP, USD 1 / (USD 0), :US455780A Q93	9/20/2017	2,000	8
46535,SWAP, USD 1 / (USD 0), :XS0292653994	12/20/2017	15,000	130
59021,SWAP, USD 1 / (USD 0), :CDX-NAIGS19V1-5Y	12/20/2017	20,000	173
59022,SWAP, USD 1 / (USD 0), :US084664BN 03	12/20/2017	25,000	192
49133,SWAP, USD 5 / (USD 0), :US345370BX76	12/20/2017	10,000	462
49374,SWAP, USD 1 / (USD 0), :US246688A F27	12/20/2017	10,000	90
49893,SWAP, USD 1 / (USD 0), :US29250R AC07	12/20/2017	10,000	35
50058,SWAP, USD 1 / (USD 0), :US444859A U63	12/20/2017	10,000	88
50222,SWAP, USD 1 / (USD 0), :US293791A D17	12/20/2017	10,000	70
60228,SWAP, USD 1 / (USD 0), :US026874A Z07	6/20/2018	5,000	59
78320,SWAP, USD 5 / (USD 0), :DE000A0TK UU3	6/20/2019	10,000	1,130
78183,SWAP, USD 5 / (USD 0), :US125581GL 68	6/20/2019	5,000	521
79113,SWAP, USD 5 / (USD 0), :US37045V AC46	6/20/2019	10,000	1,034
79606,SWAP, USD 5 / (USD 0), :US459745GF 62	6/20/2019	10,000	1,038

46

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

111718,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	2,800	(93)
111728,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	1,400	(5)
111731,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	1,400	(47)
111734,SWAP, USD 1 / (USD 0), :US836205AN45	6/20/2020	1,400	(21)
111737,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	1,400	(37)
111743,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	1,400	(5)
111831,SWAP, USD 1 / (USD 0), :US715638AP79	6/20/2020	1,400	15
111841,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2020	1,400	(4)
111844,SWAP, USD 1 / (USD 0), :US195325BB02	6/20/2020	1,400	(5)
111897,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	1,400	(47)
112137,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	2,800	6
112152,SWAP, USD 1 / (USD 0), :US900123AL40	6/20/2020	1,400	(47)
112227,SWAP, USD 1 / (USD 0), :USY6826RAA06	9/20/2020	2,800	(2)
112303,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	1,400	(7)
112327,SWAP, USD 1 / (USD 0), :US91086QAW87	9/20/2020	1,400	(7)
112339,SWAP, USD 1 / (USD 0), :US25271CAJ18	9/20/2020	6,650	(421)
112364,SWAP, USD 1 / (USD 0), :US465410AH18	6/20/2020	1,400	(15)
112430,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	1,400	3
112572,SWAP, USD 1 / (USD 0), :US105756BV13	6/20/2020	1,400	(37)
113397,SWAP, USD 1 / (USD 0), :US88322KAC53	9/20/2020	1,400	22
113436,SWAP, USD 1 / (USD 0), :US455780AU06	9/20/2020	1,400	(7)
116039,SWAP, USD 1 / (USD 0), :ES0413900384	9/20/2020	6,665	7
116934,SWAP, USD 1 / (USD 0), :US698299AD63	9/20/2020	3,200	7
120678,SWAP, USD 5 / (USD 0), :US345370BX76	9/20/2020	10,000	1,421
119324,SWAP, USD 1 / (USD 0), :US59156RAX61	9/20/2020	15,000	203
133645,SWAP, USD 1 / (USD 0), :US91086QAW87	12/20/2020	3,600	(28)
133654,SWAP, USD 1 / (USD 0), :US195325BB02	12/20/2020	1,800	(17)
133657,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	1,800	15
133739,SWAP, USD 1 / (USD 0), :US715638AP79	12/20/2020	5,000	40
133742,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133878,SWAP, USD 1 / (USD 0), :US712219AG90	12/20/2020	5,000	14
133888,SWAP, USD 1 / (USD 0), :US698299AD63	12/20/2020	5,000	1
134317,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	10,000	(4)
134318,SWAP, USD 1 / (USD 0), :US445545AD87	12/20/2020	2,500	(1)
134822,SWAP, USD 1 / (USD 0), :US455780AU06	12/20/2020	8,000	(66)
134929,SWAP, USD 1 / (USD 0), :US168863AV04	12/20/2020	5,000	65
137181,SWAP, USD 1 / (USD 0), :US718286AP29	12/20/2020	2,500	18
151442,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2021	15,000	(222)
151679,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2021	20,000	(296)
151451,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2021	5,000	(74)
153790,SWAP, USD 1 / (USD 0), :CDX-NAIGS22V1-5Y	6/20/2019	10,000	153
164370,SWAP, USD 1 / (USD 0), :CDX-NAIGS26V1-5Y	6/20/2021	10,000	164
173566,SWAP, USD 5 / (USD 0), :US37045VAD29	12/20/2021	15,000	2,390
186523,SWAP, USD 1 / (USD 0), :XS0114288789	12/20/2021	840	(29)
186527,SWAP, USD 5 / (USD 0), :USP04808AE45	12/20/2021	560	(3)
164834,SWAP, USD 1 / (USD 0), :US74432QAB14	9/20/2020	20,000	299
164835,SWAP, USD 1 / (USD 0), :US36962G3H54	9/20/2023	20,000	437

		$503,815	$9,104

47

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2016	2015
Interest rate and currency swaps:
Receive fixed—pay fixed	$10,508	$544,124
Receive fixed—pay floating	15,902	—
Interest rate swaps:
Receive fixed—pay fixed	1,210,884	364,069
Receive fixed—pay floating	1,514,250	1,335,250
Receive floating—pay fixed	1,654,500	909,500
Receive floating—pay floating	425,236	308,735

48

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables show the pledged or restricted assets as of December 31, 2016 and 2015, respectively:

Gross Restricted (Admitted & Nonadmitted)
2016
			G/A Supporting	Total S/A	S/A Assets
		Total General	Separate Account	Restricted	Supporting G/A
	Restricted Asset Category	Account (G/A)	(S/A) Activity	Assets	Activity	Total
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	—
b.	Collateral held under security lending agreements	307,744	—	—	—	307,744
c.	Subject to repurchase agreements	—	—	—	—	—
d.	Subject to reverse repurchase agreements	—	—	—	—	—
e.	Subject to dollar repurchase agreements	20,325	—	—	—	20,325
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	—
g.	Placed under option contracts	—	—	—	—	—
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	—	—	—	—	—
i.	FHLB capital stock	—	—	—	—	—
j.	On deposit with states	2,613	—	—	—	2,613
k.	On deposit with other regulatory bodies	—	—	—	—	—
l.	Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	—
m.	Pledged as collateral not captured in other categories	80,398	—	—	—	80,398
n.	Other restricted assets	—	—	—	—	—

o.	Total Restricted Assets	$411,080	$—	$—	$—	411,080

49

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		Gross (Admitted & Nonadmitted) Restricted				Percentage
						Gross (Admitted &	Admitted
						Nonadmitted)	Restricted to
					Total Admitted	Restricted	Total
		Total As of	Increase/	Total Nonadmitted	Restricted	to Total	Admitted
	Restricted Asset Category	12/31/15	(Decrease)	Restricted	(5 minus 8)	Assets	Assets
a.	Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	0.00%	0.00%
b.	Collateral held under security lending agreements	433,773	(126,029)	—	307,744	0.95%	0.95%
c.	Subject to repurchase agreements	—	—	—	—	0.00%	0.00%
d.	Subject to reverse repurchase agreements	—	—	—	—	0.00%	0.00%
e.	Subject to dollar repurchase agreements	31,307	(10,982)	—	20,325	0.06%	0.06%
f.	Subject to dollar reverse repurchase agreements	—	—	—	—	0.00%	0.00%
g.	Placed under option contracts	—	—	—	—	0.00%	0.00%
h.	Letter stock or securities restricted as to sale - excluding FHLB capital stock	1,792	(1,792)	—	—	0.00%	0.00%
i.	FHLB capital stock	—	—	—	—	0.00%	0.00%
j.	On deposit with states	2,621	(8)	—	2,613	0.01%	0.01%
k.	On deposit with other regulatory bodies	—	—	—	—	0.00%	0.00%
l.	Pledged as collateral to FHLB (including assets backing funding agreements)	—	—	—	—	0.00%	0.00%
m.	Pledged as collateral not captured in other categories	35,958	44,440	—	80,398	0.25%	0.25%
n.	Other restricted assets	—	—	—	—	0.00%	0.00%

o.	Total Restricted Assets	$505,451	$(94,371)	$—	$411,080	1.27%	1.27%

50

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table shows the pledged or restricted assets in other categories as of December 31, 2016 and 2015, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	Current Year
	1	2	3	4	5
			Total Separate
			Account (S/A)	S/A Assets
	Total General	G/A Supporting	Restricted	Supporting G/A	Total
Description of Assets	Account (G/A)	S/A Activity (a)	Assets	Activity (b)	(1 plus 3)
Derivatives	$80,398	$—	$—	$—	80,398
Secured Funding Agreements	—	—	—	—	—
AMBAC	—	—	—	—	—

Total (c)	$80,398	$—	$—	$—	80,398

	Gross (Admitted & Nonadmitted) Restricted			Percentage
	6	7	8	9	10
				Gross	Admitted
				(Admitted &	Restricted to
		Increase/	Total Current	Nonadmitted)	Total
	Total as of	(Decrease)	Year Admitted	Restricted to	Admitted
Description of Assets	12/31/2015	(5 minus 6)	Restricted	Total Assets	Assets
Derivatives	$35,958	$44,440	$80,398	0.25%	0.25%
Secured Funding Agreements	—	—	—	0.00%	0.00%
AMBAC	—	—	—	0.00%	0.00%

Total (c)	$35,958	$44,440	$80,398	0.25%	0.25%

(a)	Subset of column 1
(b)	Subset of column 3
(c)	Total Line for Columns 1 through 7 should equal 5H(1)m Columns 1 through 7 respectively and Total Line for Columns 8 through

51

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following table shows the collateral received and reflected as assets within the financial statements as of December 31, 2016.

	1	2	3	4
	Book Adjusted		% of BACV to Total
	Carrying Value		Assets (Admitted	% of BACV to Total
Collateral Assets	((BACV)	Fair Value	and Nonadmitted*)	Admited Assets **
a. Cash	$49,719	$49,719	0.55%	0.55%
b. Schedule D, Part 1	—	—	—	—
c. Schedule D, Part 2, Section 1	—	—	—	—
d. Schedule D, Part 2, Section 2	—	—	—	—
e. Schedule B	—	—	—	—
f. Schedule A	—	—	—	—
g. Schedule BA, Part 1	—	—	—	—
h. Schedule DL, Part 1	307,732	307,732	3.38%	3.41%
i. Other	12,736	12,736	0.14%	0.14%

j. Total Collateral Assets	$370,187	$370,187	4.07%	4.10%

*	Column 1 divided by Asset Page, Line 26 (Column 1)
**	Column 1 divided by Asset Page, Line 26 (Column 3)

		12
		% of Liability to
	Amount	Total Liabilities*
k. Recognized Obligation to
Return Collateral Asset	370,236	4.66%

*	Column 1 divided by Liability Page, Line 26 (Column 1)

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2016	2015	2014
Direct premiums	$5,786,774	$5,821,086	$5,452,910
Reinsurance assumed—non affiliates	529,283	510,492	550,438
Reinsurance assumed—affiliates	50	65	41
Reinsurance ceded—non affiliates	(341,356)	(317,940)	(357,388)
Reinsurance ceded—affiliates	(199,490)	(200,709)	(206,355)

Net premiums earned	$5,775,260	$5,812,994	$5,439,646

52

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2016 and 2015 of $1,577,030 and $1,579,551, respectively.

The Company received reinsurance recoveries in the amounts of $430,476, $427,569 and $447,903 during 2016, 2015 and 2014, respectively. At December 31, 2016 and 2015, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $174,979 and $156,350, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2016 and 2015 of $2,281,757 and $2,079,702, respectively.

The Company did not enter into any new reinsurance agreements in which a reserve credit was taken during the years ended December 31, 2016, 2015 and 2014.

During 2016, 2015 and 2014, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $93,916 ($61,046 after tax), $52,697 ($34,253 after tax) and $12,740 ($8,281 after tax), respectively.

The Company is reviewing historical treaty language of yearly renewable treaty agreements with the New York Department of Financial Service under an interpretation which would result in higher gross reserves. These reinsurance contracts are fully ceded and would not impact the capital and surplus of the Company.

7. Income Taxes

The net deferred income tax asset at December 31, 2016 and 2015 is comprised of the following components:

	December 31, 2016
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$109,009	$15,603	$124,612
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	109,009	15,603	124,612
Deferred Tax Assets Nonadmitted	47,310	—	47,310

Subtotal (Net Deferred Tax Assets)	61,699	15,603	77,302
Deferred Tax Liabilities	16,273	12,118	28,391

Net Admitted Deferred Tax Assets	$45,426	$3,485	$48,911

	December 31, 2015
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$112,987	$18,660	$131,647
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	112,987	18,660	131,647
Deferred Tax Assets Nonadmitted	43,588	—	43,588

Subtotal (Net Deferred Tax Assets)	69,399	18,660	88,059
Deferred Tax Liabilities	18,158	15,443	33,601

Net Admitted Deferred Tax Assets	$51,241	$3,217	$54,458

53

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

		Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(3,978)	$(3,057)	$(7,035)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(3,978)	(3,057)	(7,035)
Deferred Tax Assets Nonadmitted	3,722	—	3,722

Subtotal (Net Deferred Tax Assets)	(7,700)	(3,057)	(10,757)
Deferred Tax Liabilities	(1,885)	(3,325)	(5,210)

Net Admitted Deferred Tax Assets	$(5,815)	$268	$(5,547)

The main components of deferred income tax amounts are as follows:

Deferred Tax Assets:

	Year Ended December 31
	2016	2015	Change
Ordinary
Discounting of unpaid losses	$193	$120	$73
Unearned premium reserve	306	357	(51)
Policyholder reserves	61,796	63,369	(1,573)
Investments	2,320	3,200	(880)
Deferred acquisition costs	31,621	29,184	2,437
Compensation and benefits accrual	1,501	331	1,170
Receivables—nonadmitted	3,967	6,896	(2,929)
Section 197 Intangible Amortization	1,885	2,232	(347)
Assumption Reinsurance	2,895	3,722	(827)
Other (including items <5% of ordinary tax assets)	2,525	3,576	(1,051)

Subtotal	109,009	112,987	(3,978)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	47,310	43,588	3,722

Admitted ordinary deferred tax assets	61,699	69,399	(7,700)
Capital:
Investments	15,603	18,660	(3,057)
Other (including items <5% of total total capital tax assets)	—	—	—

Subtotal	15,603	18,660	(3,057)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	15,603	18,660	(3,057)

Admitted deferred tax assets	$77,302	$88,059	$(10,757)

54

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Year Ended December 31
	2016	2015	Change
Deferred Tax Liabilities:
Ordinary
Investments	$1,461	$2,083	$(622)
§807(f) adjustment	5,267	5,359	(92)
Reinsurance Ceded	9,545	10,716	(1,171)
Other (including items <5% of total ordinary tax liabilities)	—	—	—

Subtotal	16,273	18,158	(1,885)
Capital
Investments	12,118	15,443	(3,325)
Real estate	—	—	—
Other (including items <5% of total capital tax liabilities)	—	—	—

Subtotal	12,118	15,443	(3,325)

Deferred tax liabilities	28,391	33,601	(5,210)

Net deferred tax assets/liabilities	$48,911	$54,458	$(5,547)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2016 or 2015.

55

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

As discussed in Note 1, for the years ended December 31, 2016 and 2015 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			December 31, 2016
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$41,910	$7,001	$48,911
2(b)		Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	—	—
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	156,182
2(c)		Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	19,789	8,602	28,391

2(d)		Deferred Tax Assets Admitted as the result of application of SSAP No. 101	$61,699	$15,603	$77,302

			December 31, 2015
			Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$45,173	$9,285	$54,458
2(b)		Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	—	—
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	166,928
2(c)		Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a)and 2(b) above) Offset by Gross Deferred Tax Liabilities	24,226	9,375	33,601

2(d)		Deferred Tax Assets Admitted as the result of application of SSAP No. 101	$69,399	$18,660	$88,059

56

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

			Ordinary	Change Capital	Total
Admission Calculation Components SSAP No. 101
2(a)		Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(3,263)	$(2,284)	$(5,547)
2(b)		Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	—	—
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(10,746)
2(c)		Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a)and 2(b) above) Offset by Gross Deferred Tax Liabilities	(4,437)	(773)	(5,210)

2(d)		Deferred Tax Assets Admitted as the result of application of SSAP No. 101	$(7,700)	$(3,057)	$(10,757)

	December 31
	2016	2015	Change
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	1188%	1197%	-9%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$1,043,379	$1,112,853	$(69,474)

The impact of tax planning strategies at December 31, 2016 and 2015 was as follows:

	December 31, 2016
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

57

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31, 2015
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2015	2014	Change
Current Income Tax
Federal	$54,965	$73,027	$(18,062)
Foreign	—	—	—

Subtotal	54,965	73,027	(18,062)

Federal income tax on net capital gains	3,518	5,405	(1,887)
Utilization of capital loss carry-forwards	—	—	—
Other	—	—	—

Federal and foreign income taxes incurred	$58,483	$78,432	$(19,949)

	Year Ended December 31
	2016	2015	Change
Current Income Tax
Federal	$42,387	$54,965	$(12,578)
Foreign	—	—	—

Subtotal	42,387	54,965	(12,578)

Federal income tax on net capital gains	2,834	3,518	(684)
Utilization of capital loss carry-forwards	—	—	—
Other	—	—	—

Federal and foreign income taxes incurred	$45,221	$58,483	$(13,262)

58

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2016	2015	2014
Current income taxes incurred	$45,221	$58,483	$78,433
Change in deferred income taxes (without tax on unrealized gains and losses)	(3,541)	22,410	(42,820)

Total income tax reported	$41,680	$80,893	$35,613

Income before taxes	$276,716	$320,866	$105,979
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$96,851	$112,303	$37,093
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(8,345)	(5,707)	(5,523)
Tax credits	(2,925)	(2,188)	(1,799)
Tax adjustment for IMR	(8,174)	(10,462)	(3,969)
Surplus adjustment for in-force ceded	(21,366)	(11,988)	(2,898)
Nondeductible expenses	35	295	29
Deferred tax benefit on other items in surplus	(7,243)	179	12,956
Provision to return	(2,069)	(803)	14
Dividends from certain foreign corporations	137	141	80
Audit Adjustment—Permanent	(4,972)	—	—
Other	(249)	(877)	(371)

Total income tax reported	$41,680	$80,893	$35,612

The Company’s federal income tax return is consolidated with other included affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carry forward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2016.

As of December 31, 2016 and 2015, the Company had no operating loss, capital loss, or tax credit carryforwards available for tax purposes.

The Company incurred income taxes of $52,043, $58,874, and $80,961 during 2016, 2015, and 2014, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2016 and 2015 is $1,445 and $1,129, respectively. The total amount of the tax contingencies that if recognized, would affect the effective income tax rate is $1,445. The Company classifies interest and penalties related to income taxes

59

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending in December 31, 2016, 2015, and 2014 is $(36), $28, and $1, respectively. The total interest payable balance as of December 31, 2016 and 2015 is $241 and $29, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

During 2016 the company modified its calculation of dividends that are eligible for the dividends received deduction. This resulted in recording a permanent tax benefit of $4,770 in the Company’s 2016 financial statements for years 2011 – 2015. This has been treated as a change in estimate, the impact on future years is not currently determinable.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2008. We expect receivables and payables for 2005-2008 to be settled in early 2017. An examination is in progress for the year 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2016, 2015 and 2014, there were no premiums for participating life insurance policies. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company did not pay any dividends to policyholders during 2016, 2015 or 2014.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2016
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$761,466	$87,114	$—	$848,580	3%
At book value less surrender charge of 5% or more	825,747	35,845	—	861,592	3
At fair value	24,190	366,825	15,829,548	16,220,563	57

Total with adjustment or at fair value	1,611,403	489,784	15,829,548	17,930,735	63
At book value without adjustment (minimal or no charge or adjustment)	3,417,022	49,768	—	3,466,790	12
Not subject to discretionary withdrawal provision	834,018	5,007,072	1,266,558	7,107,648	25

Total annuity reserves and deposit liabilities	5,862,443	5,546,624	17,096,106	28,505,173	100%

Less reinsurance ceded	1,335	—	—	1,335

Net annuity reserves and deposit liabilities	$5,861,108	$5,546,624	$17,096,106	$28,503,838

60

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	December 31 2015
	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent
Subject to discretionary withdrawal With fair value adjustment	$752,535	$119,066	$—	$871,601	3%
At book value less surrender charge of 5% or more	848,188	40,199	—	888,387	3
At fair value	21,960	505,969	14,329,152	14,857,081	54

Total with adjustment or at fair value	1,622,683	665,234	14,329,152	16,617,069	60
At book value without adjustment (minimal or no charge or adjustment)	3,384,669	55,814	—	3,440,483	12
Not subject to discretionary withdrawal provision	858,069	5,369,673	1,438,647	7,666,389	28

Total annuity reserves and deposit liabilities	5,865,421	6,090,721	15,767,799	27,723,941	100%

Less reinsurance ceded	1,292	—	—	1,292

Net annuity reserves and deposit liabilities	$5,864,129	$6,090,721	$15,767,799	$27,722,649

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2016, 2015 and 2014 is as follows:

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2016	$1,396,422	$3,296,786	$4,693,208

Reserves for separate acccounts as of December 31, 2016 with assets at:	$—	$17,329,112	$17,329,112
Fair value	5,546,624	—	5,546,624

Amortized cost	$5,546,624	$17,329,112	$22,875,736

Total as of December 31, 2016

Reserves for separate accounts by withdrawal characteristics as of December 31, 2016:
Subject to discretionary withdrawal:	$87,114	$—	$87,114
At book value without fair value adjustment and with current surrender charge of 5% or more	35,845	—	35,845
At fair value	366,825	16,062,554	16,429,379
At book value without fair value adjustment and with current surrender charge of less than 5%	49,768	—	49,768

Subtotal	539,552	16,062,554	16,602,106
Not subject to discretionary withdrawal	5,007,072	1,266,558	6,273,630

Total separate account reserves at December 31, 2016	$5,546,624	17,329,112	22,875,736

61

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2015	$1,435,432	$3,513,187	$4,948,619

Reserves for separate acccounts as of December 31, 2015 with assets at:
Fair value	$—	$16,002,134	$16,002,134
Amortized cost	6,090,721	—	6,090,721

Total as of December 31, 2015	$6,090,721	$16,002,134	$22,092,855

Reserves for separate accounts by withdrawal characteristics as of December 31, 2015:
Subject to discretionary withdrawal:	$119,066	$—	$119,066
At book value without fair value adjustment and with current surrender charge of 5% or more	40,199	—	40,199
At fair value	505,969	14,563,487	15,069,456
At book value without fair value adjustment and with current surrender charge of less than 5%	55,814	—	55,814

Subtotal	721,048	14,563,487	15,284,535
Not subject to discretionary withdrawal	5,369,673	1,438,647	6,808,320

Total separate account reserves at December 31, 2015	$6,090,721	$16,002,134	$22,092,855

	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, deposits and other considerations for the year ended December 31, 2014	$1,480,473	$3,207,516	$4,687,989

Reserves for separate acccounts as of December 31, 2014 with assets at:
Fair value	$—	$15,369,859	$15,369,859
Amortized cost	6,222,709	—	6,222,709

Total as of December 31, 2014	$6,222,709	$15,369,859	$21,592,568

Reserves for separate accounts by withdrawal characteristics as of December 31, 2014:
Subject to discretionary withdrawal:
With fair value adjustment	$122,381	$—	$122,381
At book value without fair value adjustment and with current surrender charge of 5% or more	43,081	—	43,081
At fair value	505,121	13,691,347	14,196,468
At book value without fair value adjustment and with current surrender charge of less than 5%	59,815	—	59,815

Subtotal	730,398	13,691,347	14,421,745
Not subject to discretionary withdrawal	5,492,311	1,678,512	7,170,823

Total separate account reserves at December 31, 2014	$6,222,709	$15,369,859	$21,592,568

62

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2016	2015	2014
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$4,693,348	$4,948,847	$4,687,981
Transfers from separate accounts	(4,789,961)	(4,181,143)	(4,581,447)

Net transfers to separate accounts	(96,613)	767,704	106,534
Miscellaneous reconciling adjustments	17,332	15,414	(4,971)

Net transfers as reported in the statements of operations of the life, accident and health annual statement	$(79,281)	$783,118	$101,563

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2016 and 2015, the Company’s separate account statement included legally insulated assets of $23,243,008 and $22,337,000, respectively. The assets legally insulated from general account claims at December 31, 2016 and 2015 are attributed to the following products:

	2016	2015
Variable life	$240,308	$243,002
Variable annuities	4,346,782	4,063,670
Group annuities	9,767,338	8,398,062
Registered Market value separate accounts	731,645	765,582
Non Registered Market value separate accounts	851,068	854,588
Par annuities	1,539,214	1,865,861
Annuity Product—SPL	1,624	1,523
Book value separate accounts	5,765,029	6,144,712

Total separate account assets	$23,243,008	$22,337,000

At December 31, 2016 and 2015, the Company held separate account assets not legally insulated from the general account in the amount of $27,898 and $32,067, respectively, related to variable annuity products.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2016 and 2015, the general account of the Company had a maximum guarantee for separate account liabilities of $87,241 and $116,723, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $46,668, $42,677, $40,314, $33,770, and $32,822 to the general account in 2016, 2015, 2014, 2013, and 2012, respectively. During the years ended December 31, 2016, 2015, 2014, 2013, and 2012 the general account of the Company had paid $1,627, $1,671, $530, $1,112, and $1,449 respectively, toward separate account guarantees.

63

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

At December 31, 2016 and 2015, the Company reported guaranteed separate account assets at amortized cost in the amount of $5,764,436 and $6,144,712, respectively, based upon the prescribed practice by the State of New York as described in Note 2. These assets had a fair value of $5,740,987 and $6,113,061 at December 31, 2016 and 2015, respectively, which would have resulted in an unrealized (loss) of $(23,449) and $(31,651), respectively, had these assets been reported at fair value.

The Company participates in securities lending within the separate account. The Company follows the same policies and procedures as the general account for such transactions conducted from the separate account. See Note 10 for a discussion of securities lending policies and procedures. As of December 31, 2016 and 2015, securities with a book value of $0 and $0, respectively, were on loan under securities lending agreements, which represents less than one percent of total separate account assets. The Company does not obtain approval or otherwise provide notification to contract holders regarding securities lending transactions that occur with separate account assets. However, the Company requires that borrowers pledge collateral worth 102% of the value of the loaned securities. As of December 31, 2016, the Company did not have any collateral from securities lending transactions. This cash collateral is reinvested in a registered money market fund and is not available for general corporate purposes.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) amount, but not less than the standard scenario amount (SSA).

To determine the CTE amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2016 and 2015, the Company had variable annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Gross Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2016
Minimum guaranteed death benefit	$1,857,246	$5,025	$1,335
Minimum guaranteed income benefit
Guaranteed premium accumulation fund
Minimum guaranteed withdrawal benefit	5,142,999	39,891

December 31, 2015
Minimum guaranteed death benefit	$1,830,440	$5,315	$1,292
Minimum guaranteed income benefit	—	—	—
Guaranteed premium accumulation fund	—	—	—
Minimum guaranteed withdrawal benefit	5,182,141	46,981	—

64

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policy’s next anniversary date. At December 31, 2016 and 2015, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2016
Life and annuity:
Ordinary direct first-year business	$224	$193	$31
Ordinary direct renewal business	252,840	994	251,846
Group life direct business	422	84	338
Credit direct business	32	—	32
Reinsurance ceded	(247,291)	—	(247,291)

	$6,227	$1,271	$4,956
Accident and health	8,836	—	8,836

	$15,063	$1,271	$13,792

	Gross	Loading	Net
December 31, 2015
Life and annuity:
Ordinary direct first-year business	$178	$157	$21
Ordinary direct renewal business	132,775	1,362	131,413
Group life direct business	582	98	484
Credit direct business	254	—	254
Reinsurance ceded	(126,599)	—	(126,599)

	$7,190	$1,617	$5,573
Accident and health	10,888	—	10,888

	$18,078	$1,617	$16,461

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2016 and 2015, the Company had insurance in force aggregating $3,847,827 and $5,092,695, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the New York Department of Financial Services. The Company established policy reserves of $229,295 and $35,275 to cover these deficiencies as of December 31, 2016 and 2015, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. As of December 31, 2016 and 2015, the Company has recorded a liability of $8 and $15, respectively, for the amount it has been assessed to fund the transitional reinsurance program.

65

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

9. Capital and Surplus

At December 31, 2016 and 2015, the Company had 45,981 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. TA Corp owns 40,415 shares and TLIC owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2016 and 2015 were $0 and $0, respectively. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such a dividend, the maximum payment which may be made in 2016, without prior approval of insurance regulatory authorities, is $109,230.

On December 22, 2016, the Company paid ordinary common stock dividends of $8,473 to Transamerica Life Insurance Company and $61,527 to Transamerica Corporation.

The Company did not pay any dividends in 2015.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2016, the Company meets the minimum RBC requirements.

On May 2, 2008, the Company received $150,000 from TA Corp in exchange for surplus notes due 20 years from the date of the issuance at an interest rate of 6.25%. The notes are subordinate and junior in the right of payment to all obligations and liabilities of the Company. On December 22, 2016 the Company repaid TA Corp the principal and accrued interest. The Company received approval from the Superintendent of Insurance of the New York Department of Financial Services prior to issuance and repayment of the surplus notes as well as prior to making annual interest payments.

Additional information related to the outstanding surplus notes at December 31, 2016 and 2015 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2016	$—	$9,167	$81,042	$—
2015	$150,000	$9,375	$71,875	$—

The Company held special surplus funds in the amount of $9,509 and $8,653, as of December 31, 2016 and 2015, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

66

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2016 and 2015, respectively, securities with a fair value of $301,914 and $419,588 were on loan under securities lending agreements. At December 31, 2016, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $307,732 and $433,646 at December 31, 2016 and 2015, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$307,744
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	307,744
Securities received	—

Total collateral received	$307,744

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$19,466	$19,466
30 days or less	180,863	180,863
31 to 60 days	33,358	33,358
61 to 90 days	24,783	24,783
91 to 120 days	12,750	12,750
121 to 180 days	36,512	36,512

Total	307,732	307,732
Securities received	—	—

Total collateral reinvested	$307,732	$307,732

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $307,850 (fair value of $307,732) that are currently tradable securities that could be sold and used to pay for the $307,744 in collateral calls that could come due under a worst-case scenario.

67

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirement are participants of the plan. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $1,414, $456 and $637 for the years ended December 31, 2016, 2015 and 2014, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by TA Corp which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense for the years ended December 31, 2016, 2015 and 2014 was $714, $311, and $261 for each year, respectively.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, TA Corp has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2016, 2015 and 2014 was insignificant. TA Corp also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of TA Corp and the Company.

In addition to pension benefits, the Company participates in plans sponsored by TA Corp that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was $257, $89 and $143 for the year end December 31, 2016, 2015 and 2014.

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make a decision. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2015 for the post-employment benefit in the amount of $3,853.

68

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between TA Corp and the Company, TA Corp will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by TA Corp as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. The Company is party to a common cost allocation service agreement between TA Corp companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2016, 2015 and 2014, the Company paid $30,662, $32,914 and $33,720, respectively, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust. The Company received $9,203, $8,320 and $6,843 for these services during 2016, 2015 and 2014, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $5,196, $5,485 and $11,760 for the years ended December 31, 2016, 2015 and 2014, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2016, 2015 and 2014, the Company paid (received) net interest of $47, $6 and $1, respectively, to (from) affiliates. At December 31, 2016 and 2015, the Company reported a net amount of $12,714 and $26,230 payable to affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2016, the Company had short-term intercompany notes receivable of $20,000 as shown below. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported in Schedule DA as short-term investments.

Receivable from	Amount	Due By	Interest Rate
Transamerica Corporation	$20,000	12/9/2017	0.47%

At December 31, 2015 the Company had short-term intercompany notes receivable of $175,000.

The Company utilizes the look-through approach in valuing its investment in the following two entities.

Real Estate Alternatives Portfolio 2, LLC (REAP 2)	$2,687
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)	$7,257

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97, of SCA entities and/or non-SCA SSAP No. 48 entities owned by REAP 2 and REAP 4 HR and valued in accordance with the relevant paragraphs of

69

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

SSAP No. 97. All liabilities, commitments, contingencies, guarantees or obligations of REAP 2 and REAP 4 HR, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in REAP 2 and REAP 4 HR, if not already recorded in the financial statements of REAP 2 and REAP 4 HR.

The aggregate balance sheet value for all subsidiary, controlled and affiliated (SCA) investments, except SCA insurance entities, are as follows:

SCA Description	Gross Amount	Nonadmitted Amount	Admitted Asset Amount	Date of Filing to NAIC	Type of NAIC Filing	NAIC Response Received	NAIC Valuation	NAIC Disallowed Entity’s Valuation Method, Resubmission Required
Real Estate Alternatives Portfolio 3A Inc.	$3,025	$—	$3,025	12/21/2016	Sub-2	No	$3,025	No

70

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, balance sheet value (admitted and nonadmitted) and the NAIC Responses for the SCA filings (except 8Bi entities) as of December 31, 2016:

SCA Entity	Percentage of	Gross Amount	Admitted	Nonadmitted
a. SSAP No. 97 8a Entities
	—%	$—	$—	$—
	—	—	—	—
	—	—	—	—

Total SSAP No. 97 8a Entities	—%	$—	$—	$—

b. SSAP No. 97 8b(ii) Entities
	—%	$—	$—	$—
	—	—	—	—
	—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—%	$—	$—	$—
c. SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	9.4%	$3,025	$3,025	$—
	—	—	—	—
	—	—	—	—

Total SSAP No. 97 8b(iii) Entities	9.4%	$3,025	$3,025	$—
d. SSAP No. 97 8b(iv) Entities
	—%	$—	$—	$—
	—	—	—	—
	—	—	—	—

Total SSAP No. 97 8b(iv) Entities	—%	$—	$—	$—
e. Total SSAP No. 97 8b Entities (except 8bi entities) (b+c+d+e)		$3,025	$3,025	$—

f. Aggregate Total (a+e)		$3,025	$3,025	$—

SCA Entity (Should be same entities as shown in M(1) above.)	Type of NAIC Filing *	Date of Filing to the NAIC	NAIC Valuation Amount(1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
a. SSAP No. 97 8a Entities
			$—
			—
			—

Total SSAP No. 97 8a Entities			$—

b. SSAP No. 97 8b(ii) Entities
			$—
			—
			—

Total SSAP No. 97 8b(ii) Entities			$—
c. SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2016	$3,611	Y	N	I
			—
			—

Total SSAP No. 97 8b(iii) Entities			$3,611
d. SSAP No. 97 8b(iv) Entities
			$—
			—
			—

Total SSAP No. 97 8b(iv) Entities			$—

e. Total SSAP No. 97 8b Entities (except 8bi entities) (b+c+d+e)			$3,611

f Aggregate Total (a+e)			$3,611

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material
(1)	NAIC Valuation Amount is as of the Filing Date to the NAIC

71

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

Name and Address of MGA/TPA	FEIN #	Exclusive Contract	Type of Business Written	Type of Authority Granted	Total Direct Premiums Written/Produced
The Vanguard Group, Inc. 100 Vanguard Blvd Malvem, PA 19355	23-1945930	No	Deferred and Incom Annuities	C, B, P, U	$35,397,127

C - Claims Payment

B - Binding Authority

P - Premium Collection

U - Underwriting

For years ended December 31, 2016, 2015 and 2014, the Company had $35,397, $48,811 and $38,824, respectively, of direct premiums written by The Vanguard Group, Inc.

For years ended December 31, 2016, 2015 and 2014 the Company had $0, $16,899 and $0, respectively, of direct premiums written by Affinion Group.

14. Commitments and Contingencies

At December 31, 2016 and 2015, the Company has mortgage loan commitments of $17,177 and $9,735, respectively.

The Company has contingent commitments of $160,415 and $13,781, at December 31, 2016 and 2015, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies. There are no LIHTC commitments as of December 31, 2016 and 2015, respectively.

Private placement commitments outstanding as of December 31, 2016 and 2015 were $18,000 and $15,000, respectively.

Securities acquired on a “to be announced” (TBA) basis at December 31, 2016 and 2015 were $0 and $79,280, respectively.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2016 and 2015, the Company has pledged invested assets with a carrying value of $80,398 and $35,958, respectively, and fair value of $88,703 and $37,331, respectively, in conjunction with these transactions.

72

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted to the Company as of December 31, 2016 and 2015, respectively, was $42,500 and $28,953. In addition, securities in the amount of $0 and $20,971 were also posted to the Company as of December 31, 2016 and 2015, respectively, which were not included in the financials of the Company. Noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $391 and $191 at December 31, 2016 and 2015, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The Company had an offsetting premium tax benefit of $19 and $19 at December 31, 2016 and 2015, respectively. The guaranty fund (benefit) expense was $(315), $(210) and $3,865 for the years ended December 31, 2016, 2015 and 2014, respectively.

15. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. As of December 31, 2016 and 2015, the Company had dollar repurchase agreements outstanding in the amount of $20,325 and $31,307, respectively. The Company had an outstanding liability for borrowed money in the amount $20,005 and $31,526 at December 31, 2016 and 2015, respectively due to participation in dollar repurchase agreements which includes accrued interest.

The contractual maturities of the dollar repurchase agreement positions are as follows:

Dollar repurchase Agreement

Fair Value
Open	$19,955
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—
Total	19,955

Securities received	—

Total collateral received	$19,955

73

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share amounts)

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. During 2016 there were no securities sold and reacquired within 30 days of the sale date.

16. Subsequent Event

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2016 through April 21, 2017.

74

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Alliances Inc	56-1358257
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Global Preferred RE LTD	98-0164807
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773

75

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Pine Falls Re Inc	26-1552330
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Short Hills Management	42-1338496
Stonebridge Benefit Services Inc	75-2548428
Stonebridge Reinsurance Company	61-1497252
TCF Asset Management Corp	84-0642550
TCFC Air Holdings Inc	32-0092333
TCFC Asset Holdings Inc	32-0092334
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Riverwood Reinsurance Inc	45-3193055
TLIC Watertree Reinsurance Inc	81-3715574
Transamerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756
Transamerica Accounts Holding Corp	36-4162154
Transamerica Affinity Services Inc	42-1523438
Transamerica Affordable Housing Inc	94-3252196
Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662
Transamerica Annuity Service Corporation	85-0325648
Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Commercial Finance Corp I	94-3054228
Transamerica Consumer Finance Holding Company	95-4631538
Transamerica Corporation (OREGON)	98-6021219
Transamerica Distribution Finance Overseas Inc	36-4254366
Transamerica Finance Corporation	95-1077235

76

Transamerica Financial Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation

EIN: 42-1484983

AFFILIATIONS SCHEDULE

YEAR ENDED DECEMBER 31, 2016

Attachment to Note 7

Entity Name	FEIN
Transamerica Financial Advisors FKA InterSecurities	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Home Loan	95-4390993
Transamerica International Re (Bermuda) Ltd	98-0199561
Transamerica Investors Securities Corp	13-3696753
Transamerica Leasing Holdings Inc	13-3452993
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Insurance Co Ltd	94-3304740
Transamerica Premier Life Insurance Company	52-0419790
Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601
Transamerica Small Business Capital Inc	36-4251204
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Vendor Financial Services Corporation	36-4134790
United Financial Services Inc	52-1263786
WFG China Holdings Inc	20-2541057
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
World Financial Group Insurance Agency	95-3809372
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

77

Statutory-Basis

Financial Statement Schedule

78

Transamerica Financial Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2016

SCHEDULE I

			Amount at
			Which Shown
		Fair	in the
Type of Investment	Cost (1)	Value	Balance Sheet (2)
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$487,049	$564,725	$492,352
States, municipalities and political subdivisions	46,689	47,780	46,689
Foreign governments	93,123	100,641	93,123
Hybrid securities	117,258	109,305	117,258
All other corporate bonds	5,652,935	5,892,342	5,652,552
Preferred stocks	4,552	4,498	4,552

Total fixed maturities	6,401,606	6,719,291	6,406,526
Equity securities
Common stocks:
Industrial, miscellaneous and all other	—	—	—

Total common stocks	—	—	—
Mortgage loans on real estate	1,243,156		1,243,156
Real estate	3,600		3,600
Policy loans	122,026		122,026
Other long-term investments	61,323		61,323
Receivable for securities	927		927
Securities lending reinvested collateral assets	307,732		307,732
Cash, cash equivalents and short-term investments	400,915		400,915

Total investments	$8,541,285		$8,546,206

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduce by repayments and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government and corporate bonds of $1,499 are held at fair value rather than amortized cost due to having NAIC 6 rating.

79

Transamerica Financial Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

						Benefits,
						Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and Expenses	Unearned Contract	Premiums Liabilities	Premium Revenue	Investment Income*	Settlement Expenses	Operating Expenses
Year ended December 31, 2016
Individual life	$1,148,823	$—	$18,281	$163,774	$55,259	$191,636	$76,179
Individual health	43,800	5,321	11,729	62,058	3,382	19,448	17,692
Group life and health	162,148	2,811	11,317	80,133	8,421	55,385	32,104
Annuity	5,775,761	—	686	5,469,296	285,513	5,742,186	113,522
Other	—	—	—	—	42,953	—	—

	$7,130,532	$8,132	$42,013	$5,775,261	$395,528	$6,008,655	$239,497

Year ended December 31, 2015
Individual life	$1,062,083	$—	$15,641	$148,823	$53,379	$169,044	$81,612
Individual health	59,122	5,842	12,239	58,286	3,103	53,426	22,486
Group life and health	140,745	1,914	22,065	81,840	7,680	47,903	27,820
Annuity	5,775,613	—	938	5,524,044	283,722	4,829,378	1,003,826
Other	—	—	—	—	53,200	—	—

	$7,037,563	$7,756	$50,883	$5,812,993	$401,084	$5,099,751	$1,135,744

Year ended December 31, 2014
Individual life	$1,105,341	$—	$13,237	$131,835	$62,331	$390,722	$77,976
Individual health	39,895	5,953	6,227	53,360	2,760	33,441	20,718
Group life and health	136,947	1,821	15,498	74,435	8,137	41,910	26,037
Annuity	5,953,030	—	568	5,180,015	337,122	5,108,620	329,343

	$7,235,213	$7,774	$35,530	$5,439,645	$410,350	$5,574,693	$454,074

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

80

Transamerica Financial Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

			Assumed		Percentage
		Ceded to	From		of Amount
	Gross	Other	Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net
Year ended December 31, 2016
Life insurance in force	$25,466,212	$172,845,130	$170,252,105	$22,873,187	744%

Premiums:
Individual life	179,182	536,674	521,267	163,775	318%
Individual health	62,606	604	56	62,058	0%
Group life and health	81,420	3,235	1,948	80,133	2%
Annuity	5,463,567	333	6,062	5,469,296	0%

	$5,786,775	$540,846	$529,333	$5,775,262	9%

Year ended December 31, 2015
Life insurance in force	$24,382,596	$180,500,389	$177,774,290	$21,656,497	895%

Premiums:
Individual life	163,471	515,667	501,018	148,822	337%
Individual health	59,062	822	46	58,286	0%
Group life and health	81,321	1,766	2,284	81,839	3%
Annuity	5,517,232	395	7,208	5,524,045	0%

	$5,821,086	$518,650	$510,556	$5,812,992	9%

Year ended December 31, 2014
Life insurance in force	$22,754,916	$193,135,172	$190,242,263	$19,862,007	958%

Premiums:
Individual life	148,145	556,231	539,921	131,835	410%
Individual health	54,133	857	86	53,362	0%
Group life and health	78,089	6,239	2,584	74,434	3%
Annuity	5,172,542	415	7,889	5,180,015	0%

	$5,452,909	$563,742	$550,480	$5,439,646	10%

81

FINANCIAL STATEMENTS

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Years Ended December 31, 2016 and 2015

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Financial Statements

Years Ended December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

To the Contract Owners of

Subaccounts of Separate Account VA BNY and

Board of Directors of

Transamerica Financial Life Insurance Company

In our opinion, for each of the subaccounts of Separate Account VA BNY indicated in the table below, the accompanying statements of assets and liabilities, and the related statement of operations and change in net assets present fairly, in all material respects, the financial position of each of the subaccounts of Separate Account VA BNY as of the date indicated in the table, and the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Transamerica Financial Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinions.

AB Balanced Wealth Strategy Class B Shares (1)	TA BlackRock Tactical Allocation Service Class (1)
AB Growth and Income Class B Shares (1)	TA Clarion Global Real Estate Securities Initial Class (1)
AB Large Cap Growth Class B Shares (1)	TA Clarion Global Real Estate Securities Service Class (1)
American Funds - Asset Allocation Class 2 Shares (1)	TA International Moderate Growth Service Class (1)
American Funds - Bond Class 2 Shares (1)	TA Janus Balanced Service Class (1)
American Funds - Growth Class 2 Shares (1)	TA Janus Mid-Cap Growth Initial Class (1)
American Funds - Growth-Income Class 2 Shares (1)	TA Janus Mid-Cap Growth Service Class (1)
American Funds - International Class 2 Shares (1)	TA Jennison Growth Initial Class (1)
Fidelity® VIP Balanced Service Class 2 (1)	TA Jennison Growth Service Class (1)
Fidelity® VIP Contrafund® Initial Class (1)	TA JPMorgan Core Bond Service Class (1)
Fidelity® VIP Contrafund® Service Class 2 (1)	TA JPMorgan Enhanced Index Initial Class (1)
Fidelity® VIP Equity-Income Service Class 2 (1)	TA JPMorgan Enhanced Index Service Class (1)
Fidelity® VIP Growth Service Class 2 (1)	TA JPMorgan Mid Cap Value Service Class (1)
Fidelity® VIP Growth Opportunities Service Class 2 (1)	TA JPMorgan Tactical Allocation Service Class (1)
Fidelity® VIP Mid Cap Initial Class (1)	TA Legg Mason Dynamic Allocation - Balanced Service Class (1)
Fidelity® VIP Mid Cap Service Class 2 (1)	TA Legg Mason Dynamic Allocation - Growth Service Class (1)
Fidelity® VIP Value Strategies Initial Class (1)	TA Managed Risk - Balanced ETF Service Class (1)
Fidelity® VIP Value Strategies Service Class 2 (1)	TA Managed Risk - Conservative ETF Service Class (1)
Franklin Founding Funds Allocation Class 4 Shares (1)	TA Managed Risk - Growth ETF Service Class (1)
Franklin Income Class 2 Shares (1)	TA Market Participation Strategy Service Class (1)
Franklin Mutual Shares Class 2 Shares (1)	TA MFS International Equity Initial Class (1)
Franklin Templeton Foreign Class 2 Shares (1)	TA MFS International Equity Service Class (1)
Invesco V.I. American Franchise Series II Shares (1)	TA Morgan Stanley Capital Growth Initial Class (1)
Invesco V.I. Value Opportunities Series II Shares (1)	TA Morgan Stanley Capital Growth Service Class (1)
Janus Aspen - Enterprise Service Shares (1)	TA Multi-Managed Balanced Initial Class (1)
Janus Aspen - Global Research Service Shares (1)	TA Multi-Managed Balanced Service Class (1)
Janus Aspen - Perkins Mid Cap Value Service Shares (1)	TA Multi-Manager Alternative Strategies Service Class (1)
JPMorgan Insurance Trust Core Bond Class 1 Shares (1)	TA PIMCO Tactical - Balanced Service Class (1)
JPMorgan Insurance Trust Mid Cap Value Class 1 Shares (1)	TA PIMCO Tactical - Conservative Service Class (1)
JPMorgan Insurance Trust Small Cap Core Class 1 Shares (1)	TA PIMCO Tactical - Growth Service Class (1)
JPMorgan Insurance Trust U.S. Equity Class 1 Shares (1)	TA PIMCO Total Return Initial Class (1)
MFS® New Discovery Service Class (1)	TA PIMCO Total Return Service Class (1)
MFS® Total Return Service Class (1)	TA PineBridge Inflation Opportunities Service Class (1)
State Street Total Return V.I.S. Class 3 Shares (1)	TA ProFunds UltraBear Service Class (OAM) (1)
TA AB Dynamic Allocation Initial Class (1)	TA QS Investors Active Asset Allocation - Conservative Service Class (1)
TA AB Dynamic Allocation Service Class (1)	TA QS Investors Active Asset Allocation - Moderate Service Class (1)
TA Aegon Government Money Market Initial Class (1)	TA QS Investors Active Asset Allocation - Moderate Growth Service Class (1)
TA Aegon Government Money Market Service Class (1)	TA Small/Mid Cap Value Initial Class (1)
TA Aegon High Yield Bond Initial Class (1)	TA Small/Mid Cap Value Service Class (1)
TA Aegon High Yield Bond Service Class (1)	TA T. Rowe Price Small Cap Initial Class (1)
TA Aegon U.S. Government Securities Initial Class (1)	TA T. Rowe Price Small Cap Service Class (1)
TA Aegon U.S. Government Securities Service Class (1)	TA Torray Concentrated Growth Initial Class (1)
TA American Funds Managed Risk - Balanced Service Class (2)	TA Torray Concentrated Growth Service Class (1)
TA Asset Allocation - Conservative Initial Class (1)	TA TS&W International Equity Initial Class (1)
TA Asset Allocation - Conservative Service Class (1)	TA TS&W International Equity Service Class (1)
TA Asset Allocation - Growth Initial Class (1)	TA WMC US Growth Initial Class (1)
TA Asset Allocation - Growth Service Class (1)	TA WMC US Growth Service Class (1)
TA Asset Allocation - Moderate Initial Class (1)	Vanguard® Equity Index (1)
TA Asset Allocation - Moderate Service Class (1)	Vanguard® International (1)
TA Asset Allocation - Moderate Growth Initial Class (1)	Vanguard® Mid-Cap Index (1)
TA Asset Allocation - Moderate Growth Service Class (1)	Vanguard® REIT Index (1)
TA Barrow Hanley Dividend Focused Initial Class (1)	Vanguard® Short-Term Investment Grade (1)
TA Barrow Hanley Dividend Focused Service Class (1)	Vanguard® Total Bond Market Index (1)
TA BlackRock Equity Smart Beta 100 Service Class (3)	Voya Global Perspectives Class S Shares (2)
TA BlackRock Global Allocation Service Class (1)	Voya Large Cap Value Class S Shares (2)
TA BlackRock Global Allocation Managed Risk - Balanced Service Class (2)	Voya Strategic Allocation Conservative Class S Shares (2)
TA BlackRock Global Allocation Managed Risk - Growth Service Class (2)	Voya Strategic Allocation Moderate Class S Shares (2)
TA BlackRock Smart Beta 50 Service Class (3)	Wanger International (1)
TA BlackRock Smart Beta 75 Service Class (3)	Wanger USA (1)

(1)	Statement of assets and liabilities as of December 31, 2016, and statement of operations and change in net assets for the years ended December 31, 2016 and 2015
(2)	Statement of assets and liabilities as of December 31, 2016 and statement of operations and change in net assets for the year ended December 31, 2016 and the period May 1, 2015 (commencement of operations) through December 31, 2015
(3)	Statement of assets and liabilities as of December 31, 2016 and statement of operations and change in net assets for the period March 21, 2016 (commencement of operations) through December 31, 2016

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 24, 2017

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to) /from General Account	Net Assets	Units Outstanding	Range of Unit Values
AB Balanced Wealth Strategy Class B Shares	404,598.627	$4,648,367	$4,215,918	$11	$4,215,929	2,023,694	$1.697499	$12.014964
AB Growth and Income Class B Shares	578,852.197	15,137,920	17,846,013	40	17,846,053	5,510,413	1.567672	14.432762
AB Large Cap Growth Class B Shares	10,323.152	312,260	447,199	—	447,199	217,408	1.464243	2.399864
American Funds - Asset Allocation Class 2 Shares	2,128,703.553	43,377,961	45,745,839	(17)	45,745,822	17,001,645	1.651413	12.875039
American Funds - Bond Class 2 Shares	1,475,614.284	16,170,422	15,744,804	(36)	15,744,768	5,550,075	1.075733	10.243697
American Funds - Growth Class 2 Shares	459,875.535	31,392,654	30,774,871	(1)	30,774,870	5,791,039	1.897813	14.768988
American Funds - Growth-Income Class 2 Shares	545,924.618	25,191,220	24,020,683	29	24,020,712	6,196,880	1.852328	14.686895
American Funds - International Class 2 Shares	684,716.038	12,948,788	11,475,841	8	11,475,849	4,168,809	1.067769	10.655038
Fidelity® VIP Balanced Service Class 2	1,287,713.852	20,683,390	21,131,384	(2)	21,131,382	9,610,359	1.441117	13.018170
Fidelity® VIP Contrafund® Initial Class	—	—	—	—	—	—	14.171822	14.354772
Fidelity® VIP Contrafund® Service Class 2	1,063,201.042	34,438,072	34,500,874	8	34,500,882	6,870,488	1.564611	14.088132
Fidelity® VIP Equity-Income Service Class 2	39,582.801	785,628	849,447	(6)	849,441	441,460	1.509040	2.282670
Fidelity® VIP Growth Service Class 2	13,435.036	544,018	785,144	11	785,155	408,897	1.447550	2.348192
Fidelity® VIP Growth Opportunities Service Class 2	58.237	1,115	1,788	4	1,792	1,283	1.362885	1.827021
Fidelity® VIP Mid Cap Initial Class	—	—	—	—	—	—	14.181532	14.364630
Fidelity® VIP Mid Cap Service Class 2	847,115.768	28,097,845	27,980,234	(18)	27,980,216	5,297,560	1.685554	14.094151
Fidelity® VIP Value Strategies Initial Class	1,445.323	19,916	22,793	—	22,793	1,731	13.000140	13.167998
Fidelity® VIP Value Strategies Service Class 2	682,469.866	10,268,966	10,823,972	(20)	10,823,952	2,168,759	1.623319	12.914970
Franklin Founding Funds Allocation Class 4 Shares	512,380.616	3,795,317	3,694,264	(5)	3,694,259	1,941,404	1.831087	1.952137
Franklin Income Class 2 Shares	226,110.845	3,354,370	3,477,585	(17)	3,477,568	2,549,956	1.272407	1.437778
Franklin Mutual Shares Class 2 Shares	38,626.201	652,310	775,614	13	775,627	582,908	1.219933	1.450844
Franklin Templeton Foreign Class 2 Shares	123,665.364	1,690,738	1,683,086	(3)	1,683,083	1,725,317	0.917521	1.003768
Invesco V.I. American Franchise Series II Shares	3,540.807	134,873	183,980	5	183,985	125,436	1.436782	1.490702
Invesco V.I. Value Opportunities Series II Shares	58,285.193	360,891	375,939	6	375,945	270,675	1.226279	1.808749
Janus Aspen - Enterprise Service Shares	5,174.093	218,197	290,888	5	290,893	97,516	1.186408	4.031762
Janus Aspen - Global Research Service Shares	9,921.411	282,799	395,567	(6)	395,561	289,631	0.863806	1.717125
Janus Aspen - Perkins Mid Cap Value Service Shares	146.449	2,181	2,358	(2)	2,356	1,004	2.291991	2.411849
JPMorgan Insurance Trust Core Bond Class 1 Shares	48,434.718	553,741	525,032	(6)	525,026	417,140	1.209147	1.274939
JPMorgan Insurance Trust Mid Cap Value Class 1 Shares	14,733.003	82,990	161,768	(3)	161,765	52,138	2.951109	3.111631
JPMorgan Insurance Trust Small Cap Core Class 1 Shares	355.817	4,634	8,002	5	8,007	2,590	2.962094	3.122963
JPMorgan Insurance Trust U.S. Equity Class 1 Shares	2,657.516	43,781	71,806	2	71,808	25,556	2.677332	2.822986
MFS® New Discovery Service Class	113,193.516	1,737,578	1,699,035	(6)	1,699,029	728,669	1.968123	2.766987
MFS® Total Return Service Class	79,975.791	1,528,246	1,824,248	(10)	1,824,238	1,048,659	1.408863	1.929865
State Street Total Return V.I.S. Class 3 Shares	128,336.833	2,262,330	2,313,913	6	2,313,919	1,363,223	1.296435	11.592712
TA AB Dynamic Allocation Initial Class	6,211.304	52,538	58,883	1	58,884	35,803	1.349470	1.721818
TA AB Dynamic Allocation Service Class	2,368,682.337	21,420,370	22,289,301	(19)	22,289,282	8,614,962	1.040643	10.784372
TA Aegon Government Money Market Initial Class	78,242.450	78,242	78,242	7	78,249	58,892	0.921568	1.328679
TA Aegon Government Money Market Service Class	36,408,115.878	36,408,115	36,408,116	63	36,408,179	12,254,624	0.885046	9.838155
TA Aegon High Yield Bond Initial Class	12,549.802	98,587	98,516	1	98,517	36,425	1.342934	11.429710
TA Aegon High Yield Bond Service Class	834,313.485	6,674,429	6,641,135	—	6,641,135	2,268,819	1.589960	11.146563
TA Aegon U.S. Government Securities Initial Class	21,336.326	260,596	251,982	(3)	251,979	127,683	1.247539	1.973476
TA Aegon U.S. Government Securities Service Class	5,983,273.679	74,384,605	72,397,612	(34)	72,397,578	19,883,084	1.026506	9.902034

See accompanying notes.

2

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to) /from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA American Funds Managed Risk - Balanced Service Class	2,631,551.024	$25,733,298	$26,789,189	$7	$26,789,196	2,676,423	$9.900717	$10.236549
TA Asset Allocation - Conservative Initial Class	1,575.892	16,640	16,043	(1)	16,042	9,676	1.420316	1.789243
TA Asset Allocation - Conservative Service Class	6,014,453.843	63,146,439	60,565,550	(148)	60,565,402	23,849,251	1.152175	10.828489
TA Asset Allocation - Growth Initial Class	4,878.006	48,289	55,365	1	55,366	30,761	1.608392	2.129351
TA Asset Allocation - Growth Service Class	670,084.064	6,877,030	7,545,147	—	7,545,147	2,822,565	1.214480	12.147169
TA Asset Allocation - Moderate Initial Class	79,971.901	859,325	903,682	(3)	903,679	513,502	1.528405	1.951460
TA Asset Allocation - Moderate Service Class	25,248,069.767	283,221,226	281,768,459	(5)	281,768,454	104,593,983	1.219283	11.173763
TA Asset Allocation - Moderate Growth Initial Class	32,756.390	369,909	387,181	(2)	387,179	211,341	1.594537	2.067039
TA Asset Allocation - Moderate Growth Service Class	13,912,324.221	157,195,448	162,356,824	105	162,356,929	57,499,076	1.244556	11.659963
TA Barrow Hanley Dividend Focused Initial Class	134,307.524	1,945,831	3,032,664	13	3,032,677	1,213,323	1.661585	14.358328
TA Barrow Hanley Dividend Focused Service Class	866,017.886	17,546,170	19,563,344	(4)	19,563,340	5,972,559	1.443977	13.981645
TA BlackRock Equity Smart Beta 100 Service Class	106,369.019	1,109,759	1,126,448	—	1,126,448	107,409	10.425324	10.590000
TA BlackRock Global Allocation Service Class	4,672,843.632	61,838,898	62,055,363	156	62,055,519	29,085,578	1.214932	11.166514
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	814,866.269	7,667,743	7,203,418	1	7,203,419	770,157	9.221302	9.625613
TA BlackRock Global Allocation Managed Risk - Growth Service Class	845,744.107	7,865,166	7,315,687	(5)	7,315,682	802,785	8.978574	9.372265
TA BlackRock Smart Beta 50 Service Class	342,434.953	3,530,611	3,516,807	(1)	3,516,806	345,827	10.110246	10.270000
TA BlackRock Smart Beta 75 Service Class	80,640.802	828,027	833,826	—	833,826	81,476	10.179177	10.340000
TA BlackRock Tactical Allocation Service Class	6,753,343.550	102,947,348	100,557,285	130	100,557,415	32,609,979	1.269364	11.553302
TA Clarion Global Real Estate Securities Initial Class	1,797.773	25,434	22,041	(4)	22,037	8,553	1.322655	10.372372
TA Clarion Global Real Estate Securities Service Class	446,639.914	5,810,067	5,721,457	(3)	5,721,454	1,703,876	1.148187	10.111068
TA International Moderate Growth Service Class	4,505,882.766	42,542,596	41,499,180	24	41,499,204	19,645,357	0.960328	10.320954
TA Janus Balanced Service Class	5,013,840.287	64,961,023	66,684,076	(83)	66,683,993	17,165,988	1.191270	12.248668
TA Janus Mid-Cap Growth Initial Class	1,897.795	52,861	47,881	(1)	47,880	32,509	1.262806	11.397285
TA Janus Mid-Cap Growth Service Class	146,771.274	4,225,284	3,562,139	12	3,562,151	1,076,773	1.462551	11.101466
TA Jennison Growth Initial Class	161,621.811	1,443,532	1,422,272	(2)	1,422,270	840,949	1.641377	15.068576
TA Jennison Growth Service Class	1,911,931.474	18,246,854	16,155,821	8	16,155,829	4,656,507	1.788347	14.683544
TA JPMorgan Core Bond Service Class	2,021,271.812	28,141,392	27,671,211	(16)	27,671,195	9,984,860	1.042771	10.266455
TA JPMorgan Enhanced Index Initial Class	33,253.110	523,812	610,860	(1)	610,859	206,326	1.799103	14.849813
TA JPMorgan Enhanced Index Service Class	240,998.214	4,292,086	4,419,907	(2)	4,419,905	466,902	1.719043	14.480829
TA JPMorgan Mid Cap Value Service Class	1,370,306.908	27,375,536	26,255,080	(12)	26,255,068	5,651,589	1.855889	14.745935
TA JPMorgan Tactical Allocation Service Class	5,633,416.520	80,807,732	83,825,238	(57)	83,825,181	22,814,234	1.124226	11.050062
TA Legg Mason Dynamic Allocation - Balanced Service Class	8,615,428.848	100,501,091	96,492,803	89	96,492,892	22,101,622	1.074682	10.790923
TA Legg Mason Dynamic Allocation - Growth Service Class	5,365,101.544	65,087,987	62,664,386	(94)	62,664,292	15,446,885	1.113574	11.067720
TA Managed Risk - Balanced ETF Service Class	39,450,627.944	449,860,780	438,296,476	(4)	438,296,472	127,929,980	1.176865	11.092061
TA Managed Risk - Conservative ETF Service Class	7,559,149.597	90,156,838	88,366,459	29	88,366,488	33,427,887	1.185899	11.054517
TA Managed Risk - Growth ETF Service Class	37,104,977.112	376,475,988	354,352,531	(64)	354,352,467	122,841,558	1.180669	11.432595
TA Market Participation Strategy Service Class	2,945,665.951	33,830,476	34,140,268	12	34,140,280	8,820,580	1.138890	11.768654
TA MFS International Equity Initial Class	7,837.677	59,303	61,839	(3)	61,836	46,174	1.233207	10.484602
TA MFS International Equity Service Class	1,721,991.612	13,792,986	13,345,435	(35)	13,345,400	5,268,104	1.089131	10.219366
TA Morgan Stanley Capital Growth Initial Class	4,736.253	75,422	63,703	(4)	63,699	28,129	2.048127	2.726828
TA Morgan Stanley Capital Growth Service Class	281,466.282	4,001,308	3,709,726	(1)	3,709,725	641,141	1.773151	15.303842

See accompanying notes.

3

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Assets and Liabilities

December 31, 2016

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to) /from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Multi-Managed Balanced Initial Class	2,048.891	$27,147	$27,783	$(8)	$27,775	12,065	$2.059810	$2.390155
TA Multi-Managed Balanced Service Class	6,266,390.533	82,348,458	83,405,658	(15)	83,405,643	12,471,373	1.468810	12.822377
TA Multi-Manager Alternative Strategies Service Class	21,884.306	219,884	212,059	—	212,059	21,576	9.636402	10.008076
TA PIMCO Tactical - Balanced Service Class	3,187,661.490	36,627,688	37,518,776	(12)	37,518,764	11,684,566	1.039395	11.484122
TA PIMCO Tactical - Conservative Service Class	2,104,351.466	23,915,960	24,094,824	—	24,094,824	7,056,786	0.992341	11.288971
TA PIMCO Tactical - Growth Service Class	2,676,360.528	29,972,032	30,537,274	3	30,537,277	7,608,963	0.991475	11.552115
TA PIMCO Total Return Initial Class	25,133.185	290,111	279,732	3	279,735	173,971	1.393254	1.643290
TA PIMCO Total Return Service Class	6,950,247.027	80,515,749	76,869,732	93	76,869,825	33,634,576	1.074326	10.135749
TA PineBridge Inflation Opportunities Service Class	1,464,500.908	15,392,991	14,601,074	47	14,601,121	9,361,263	0.955390	9.208316
TA ProFunds UltraBear Service Class (OAM)	1,675,224.542	1,514,766	1,139,153	14	1,139,167	18,800,019	0.058644	0.062991
TA QS Investors Active Asset Allocation - Conservative Service Class	2,451,298.060	25,947,475	25,125,805	(36)	25,125,769	9,783,495	1.053500	10.495530
TA QS Investors Active Asset Allocation - Moderate Service Class	8,403,533.854	94,501,430	89,329,565	13	89,329,578	28,275,068	1.060382	10.496305
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	5,202,331.744	58,606,610	53,011,760	33	53,011,793	15,556,628	1.058957	10.523814
TA Small/Mid Cap Value Initial Class	154,599.951	2,929,749	3,209,495	5	3,209,500	320,871	1.770249	15.018692
TA Small/Mid Cap Value Service Class	509,442.695	10,324,134	10,341,687	16	10,341,703	3,406,282	1.983251	14.632240
TA T. Rowe Price Small Cap Initial Class	19,529.131	249,393	265,401	(2)	265,399	65,922	1.789628	15.530319
TA T. Rowe Price Small Cap Service Class	2,297,745.974	29,577,530	29,755,810	(30)	29,755,780	5,742,239	2.318467	15.141733
TA Torray Concentrated Growth Initial Class	77,546.462	1,304,445	1,386,531	—	1,386,531	240,921	1.628221	13.702517
TA Torray Concentrated Growth Service Class	142,523.238	2,601,828	2,608,175	9	2,608,184	854,672	1.650002	13.349697
TA TS&W International Equity Initial Class	56,028.532	658,060	672,342	10	672,352	316,110	1.286393	10.863282
TA TS&W International Equity Service Class	210,507.768	2,640,945	2,505,042	2	2,505,044	695,271	0.945899	10.577180
TA WMC US Growth Initial Class	107,588.160	2,611,386	2,506,804	18	2,506,822	1,806,388	1.346805	14.521443
TA WMC US Growth Service Class	707,678.104	16,836,883	16,149,214	28	16,149,242	4,989,273	1.379395	14.149385
Vanguard® Equity Index	22,526.240	759,407	802,610	—	802,610	54,305	14.671736	14.861114
Vanguard® International	23,403.382	485,226	457,068	1	457,069	42,274	10.730311	10.868870
Vanguard® Mid-Cap Index	—	—	—	—	—	—	14.258431	14.442511
Vanguard® REIT Index	—	—	—	—	—	—	12.427243	12.587633
Vanguard® Short-Term Investment Grade	—	—	—	—	—	—	10.208320	10.340130
Vanguard® Total Bond Market Index	29,754.648	366,344	350,212	—	350,212	34,255	10.149050	10.280120
Voya Global Perspectives Class S Shares	—	—	—	—	—	—	9.543355	9.889978
Voya Large Cap Value Class S Shares	—	—	—	—	—	—	10.258396	10.630966
Voya Strategic Allocation Conservative Class S Shares	—	—	—	—	—	—	9.861563	10.219710
Voya Strategic Allocation Moderate Class S Shares	—	—	—	—	—	—	9.837219	10.194506
Wanger International	—	—	—	—	—	—	10.164500	10.295749
Wanger USA	—	—	—	—	—	—	14.165017	14.347877

See accompanying notes.

4

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	AB Balanced Wealth Strategy Class B Shares Subaccount	AB Growth and Income Class B Shares Subaccount	AB Large Cap Growth Class B Shares Subaccount	American Funds - Asset Allocation Class 2 Shares Subaccount	American Funds - Bond Class 2 Shares Subaccount
Net Assets as of December 31, 2014:	$4,312,479	$12,486,991	$465,125	$30,134,635	$10,292,485

Investment Income:
Reinvested Dividends	91,551	171,389	—	528,387	211,559
Investment Expense:
Mortality and Expense Risk and Administrative Charges	75,053	204,831	6,328	557,655	202,896

Net Investment Income (Loss)	16,498	(33,442)	(6,328)	(29,268)	8,663
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	418,087	—	42,232	2,253,937	232,090
Realized Gain (Loss) on Investments	(26,851)	300,576	23,587	185,368	(15,359)

Net Realized Capital Gains (Losses) on Investments	391,236	300,576	65,819	2,439,305	216,731
Net Change in Unrealized Appreciation (Depreciation)	(434,049)	(309,224)	(17,278)	(2,667,334)	(411,964)

Net Gain (Loss) on Investment	(42,813)	(8,648)	48,541	(228,029)	(195,233)
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,315)	(42,090)	42,213	(257,297)	(186,570)

Increase (Decrease) in Net Assets from Contract Transactions	270,860	1,945,441	(39,057)	2,463,124	2,471,115

Total Increase (Decrease) in Net Assets	244,545	1,903,351	3,156	2,205,827	2,284,545

Net Assets as of December 31, 2015:	$4,557,024	$14,390,342	$468,281	$32,340,462	$12,577,030

Investment Income:
Reinvested Dividends	81,888	133,548	—	669,159	258,123
Investment Expense:
Mortality and Expense Risk and Administrative Charges	73,549	227,585	6,107	628,639	255,654

Net Investment Income (Loss)	8,339	(94,037)	(6,107)	40,520	2,469
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	303,137	991,682	53,540	837,432	52,258
Realized Gain (Loss) on Investments	(183,882)	291,931	13,718	147,690	(35,300)

Net Realized Capital Gains (Losses) on Investments	119,255	1,283,613	67,258	985,122	16,958
Net Change in Unrealized Appreciation (Depreciation)	(9,006)	316,227	(56,566)	1,595,206	46,242

Net Gain (Loss) on Investment	110,249	1,599,840	10,692	2,580,328	63,200
Net Increase (Decrease) in Net Assets Resulting from Operations	118,588	1,505,803	4,585	2,620,848	65,669

Increase (Decrease) in Net Assets from Contract Transactions	(459,683)	1,949,908	(25,667)	10,784,512	3,102,069

Total Increase (Decrease) in Net Assets	(341,095)	3,455,711	(21,082)	13,405,360	3,167,738

Net Assets as of December 31, 2016:	$4,215,929	$17,846,053	$447,199	$45,745,822	$15,744,768

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	American Funds - Growth Class 2 Shares Subaccount	American Funds - Growth- Income Class 2 Shares Subaccount	American Funds - International Class 2 Shares Subaccount	Fidelity® VIP Balanced Service Class 2 Subaccount	Fidelity® VIP Contrafund® Initial Class Subaccount
Net Assets as of December 31, 2014:	$20,881,031	$16,812,248	$15,825,063	$18,248,581	$—

Investment Income:
Reinvested Dividends	149,544	257,826	187,548	283,334	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	435,352	349,911	309,049	299,055	—

Net Investment Income (Loss)	(285,808)	(92,085)	(121,501)	(15,721)	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,649,731	2,721,213	1,013,450	590,667	—
Realized Gain (Loss) on Investments	(147,904)	(179,876)	106,067	122,294	—

Net Realized Capital Gains (Losses) on Investments	4,501,827	2,541,337	1,119,517	712,961	—
Net Change in Unrealized Appreciation (Depreciation)	(3,264,869)	(2,692,855)	(2,063,680)	(993,867)	—

Net Gain (Loss) on Investment	1,236,958	(151,518)	(944,163)	(280,906)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	951,150	(243,603)	(1,065,664)	(296,627)	—

Increase (Decrease) in Net Assets from Contract Transactions	3,380,709	2,965,484	(4,466,615)	2,990,268	—

Total Increase (Decrease) in Net Assets	4,331,859	2,721,881	(5,532,279)	2,693,641	—

Net Assets as of December 31, 2015:	$25,212,890	$19,534,129	$10,292,784	$20,942,222	$—

Investment Income:
Reinvested Dividends	220,171	326,232	156,445	246,099	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	473,983	373,392	190,824	313,685	90

Net Investment Income (Loss)	(253,812)	(47,160)	(34,379)	(67,586)	(90)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,322,031	2,233,564	902,376	520,107	—
Realized Gain (Loss) on Investments	(1,450,959)	(738,417)	(490,412)	90,994	1,249

Net Realized Capital Gains (Losses) on Investments	871,072	1,495,147	411,964	611,101	1,249
Net Change in Unrealized Appreciation (Depreciation)	1,070,821	300,772	(274,575)	626,934	—

Net Gain (Loss) on Investment	1,941,893	1,795,919	137,389	1,238,035	1,249
Net Increase (Decrease) in Net Assets Resulting from Operations	1,688,081	1,748,759	103,010	1,170,449	1,159

Increase (Decrease) in Net Assets from Contract Transactions	3,873,899	2,737,824	1,080,055	(981,289)	(1,159)

Total Increase (Decrease) in Net Assets	5,561,980	4,486,583	1,183,065	189,160	—

Net Assets as of December 31, 2016:	$30,774,870	$24,020,712	$11,475,849	$21,131,382	$—

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Fidelity® VIP Contrafund® Service Class 2 Subaccount	Fidelity® VIP Equity-Income Service Class 2 Subaccount	Fidelity® VIP Growth Service Class 2 Subaccount	Fidelity® VIP Growth Opportunities Service Class 2 Subaccount	Fidelity® VIP Mid Cap Initial Class Subaccount
Net Assets as of December 31, 2014:	$34,518,197	$1,054,722	$830,866	$1,872	$—

Investment Income:
Reinvested Dividends	251,549	27,675	269	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	593,480	14,098	12,012	26	—

Net Investment Income (Loss)	(341,931)	13,577	(11,743)	(26)	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,353,034	96,257	26,045	189	—
Realized Gain (Loss) on Investments	2,118,899	20,175	21,627	41	—

Net Realized Capital Gains (Losses) on Investments	5,471,933	116,432	47,672	230	—
Net Change in Unrealized Appreciation (Depreciation)	(5,732,869)	(180,400)	8,383	(133)	—

Net Gain (Loss) on Investment	(260,936)	(63,968)	56,055	97	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(602,867)	(50,391)	44,312	71	—

Increase (Decrease) in Net Assets from Contract Transactions	(3,272,975)	(122,486)	(42,353)	(63)	—

Total Increase (Decrease) in Net Assets	(3,875,842)	(172,877)	1,959	8	—

Net Assets as of December 31, 2015:	$30,642,355	$881,845	$832,825	$1,880	$—

Investment Income:
Reinvested Dividends	206,444	17,024	—	1	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	455,980	11,749	11,179	24	—

Net Investment Income (Loss)	(249,536)	5,275	(11,179)	(23)	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,327,767	57,662	77,139	35	—
Realized Gain (Loss) on Investments	(875,065)	1,009	16,889	37	—

Net Realized Capital Gains (Losses) on Investments	1,452,702	58,671	94,028	72	—
Net Change in Unrealized Appreciation (Depreciation)	540,382	60,189	(91,012)	(72)	—

Net Gain (Loss) on Investment	1,993,084	118,860	3,016	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	1,743,548	124,135	(8,163)	(23)	—

Increase (Decrease) in Net Assets from Contract Transactions	2,114,979	(156,539)	(39,507)	(65)	—

Total Increase (Decrease) in Net Assets	3,858,527	(32,404)	(47,670)	(88)	—

Net Assets as of December 31, 2016:	$34,500,882	$849,441	$785,155	$1,792	$—

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Fidelity® VIP Mid Cap Service Class 2 Subaccount	Fidelity® VIP Value Strategies Initial Class Subaccount	Fidelity® VIP Value Strategies Service Class 2 Subaccount	Franklin Founding Funds Allocation Class 4 Shares Subaccount	Franklin Income Class 2 Shares Subaccount
Net Assets as of December 31, 2014:	$16,020,401	$21,720	$15,028,804	$4,770,440	$8,687,407

Investment Income:
Reinvested Dividends	65,716	259	89,649	117,369	187,774
Investment Expense:
Mortality and Expense Risk and Administrative Charges	376,058	144	156,324	68,079	64,054

Net Investment Income (Loss)	(310,342)	115	(66,675)	49,290	123,720
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,771,085	17	7,242	6,739	—
Realized Gain (Loss) on Investments	(205,874)	17	1,337,316	5,257	444,910

Net Realized Capital Gains (Losses) on Investments	2,565,211	34	1,344,558	11,996	444,910
Net Change in Unrealized Appreciation (Depreciation)	(3,184,648)	(934)	(1,848,234)	(365,945)	(893,291)

Net Gain (Loss) on Investment	(619,437)	(900)	(503,676)	(353,949)	(448,381)
Net Increase (Decrease) in Net Assets Resulting from Operations	(929,779)	(785)	(570,351)	(304,659)	(324,661)

Increase (Decrease) in Net Assets from Contract Transactions	9,533,982	(4)	(4,889,319)	(802,596)	(4,725,226)

Total Increase (Decrease) in Net Assets	8,604,203	(789)	(5,459,670)	(1,107,255)	(5,049,887)

Net Assets as of December 31, 2015:	$24,624,604	$20,931	$9,569,134	$3,663,185	$3,637,520

Investment Income:
Reinvested Dividends	83,431	245	93,150	133,347	172,814
Investment Expense:
Mortality and Expense Risk and Administrative Charges	371,541	136	143,369	57,525	51,432

Net Investment Income (Loss)	(288,110)	109	(50,219)	75,822	121,382
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,455,258	—	—	117,360	—
Realized Gain (Loss) on Investments	(1,149,146)	9	(152,488)	(46,728)	(3,644)

Net Realized Capital Gains (Losses) on Investments	306,112	9	(152,488)	70,632	(3,644)
Net Change in Unrealized Appreciation (Depreciation)	2,238,074	1,748	757,052	234,165	287,830

Net Gain (Loss) on Investment	2,544,186	1,757	604,564	304,797	284,186
Net Increase (Decrease) in Net Assets Resulting from Operations	2,256,076	1,866	554,345	380,619	405,568

Increase (Decrease) in Net Assets from Contract Transactions	1,099,536	(4)	700,473	(349,545)	(565,520)

Total Increase (Decrease) in Net Assets	3,355,612	1,862	1,254,818	31,074	(159,952)

Net Assets as of December 31, 2016:	$27,980,216	$22,793	$10,823,952	$3,694,259	$3,477,568

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Franklin Mutual Shares Class 2 Shares Subaccount	Franklin Templeton Foreign Class 2 Shares Subaccount	Invesco V.I. American Franchise Series II Shares Subaccount	Invesco V.I. Value Opportunities Series II Shares Subaccount	Janus Aspen - Enterprise Service Shares Subaccount
Net Assets as of December 31, 2014:	$882,965	$2,186,589	$181,411	$407,212	$294,150

Investment Income:
Reinvested Dividends	26,382	63,669	—	8,675	2,200
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,889	28,880	2,738	5,738	4,025

Net Investment Income (Loss)	13,493	34,789	(2,738)	2,937	(1,825)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	58,209	65,030	1,010	28,505	31,538
Realized Gain (Loss) on Investments	15,645	47,847	1,816	8,585	10,103

Net Realized Capital Gains (Losses) on Investments	73,854	112,877	2,826	37,090	41,641
Net Change in Unrealized Appreciation (Depreciation)	(140,795)	(280,565)	5,696	(87,018)	(32,907)

Net Gain (Loss) on Investment	(66,941)	(167,688)	8,522	(49,928)	8,734
Net Increase (Decrease) in Net Assets Resulting from Operations	(53,448)	(132,899)	5,784	(46,991)	6,909

Increase (Decrease) in Net Assets from Contract Transactions	(34,175)	(326,377)	(2,648)	(18,706)	(25,259)

Total Increase (Decrease) in Net Assets	(87,623)	(459,276)	3,136	(65,697)	(18,350)

Net Assets as of December 31, 2015:	$795,342	$1,727,313	$184,547	$341,515	$275,800

Investment Income:
Reinvested Dividends	14,463	32,806	—	257	2,019
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,323	23,966	2,643	5,048	3,903

Net Investment Income (Loss)	3,140	8,840	(2,643)	(4,791)	(1,884)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	59,581	29,383	16,626	100,992	21,640
Realized Gain (Loss) on Investments	26,319	(5,345)	1,282	3,679	5,632

Net Realized Capital Gains (Losses) on Investments	85,900	24,038	17,908	104,671	27,272
Net Change in Unrealized Appreciation (Depreciation)	12,513	57,724	(14,371)	(47,626)	3,390

Net Gain (Loss) on Investment	98,413	81,762	3,537	57,045	30,662
Net Increase (Decrease) in Net Assets Resulting from Operations	101,553	90,602	894	52,254	28,778

Increase (Decrease) in Net Assets from Contract Transactions	(121,268)	(134,832)	(1,456)	(17,824)	(13,685)

Total Increase (Decrease) in Net Assets	(19,715)	(44,230)	(562)	34,430	15,093

Net Assets as of December 31, 2016:	$775,627	$1,683,083	$183,985	$375,945	$290,893

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Janus Aspen - Global Research Service Shares Subaccount	Janus Aspen - Perkins Mid Cap Value Service Shares Subaccount	JPMorgan Insurance Trust Core Bond Class 1 Shares Subaccount	JPMorgan Insurance Trust Mid Cap Value Class 1 Shares Subaccount	JPMorgan Insurance Trust Small Cap Core Class 1 Shares Subaccount
Net Assets as of December 31, 2014:	$436,369	$2,268	$681,481	$148,638	$7,500

Investment Income:
Reinvested Dividends	2,305	22	24,345	1,464	11
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,607	30	9,494	1,901	102

Net Investment Income (Loss)	(4,302)	(8)	14,851	(437)	(91)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	210	—	11,185	744
Realized Gain (Loss) on Investments	7,543	22	(4,080)	1,118	131

Net Realized Capital Gains (Losses) on Investments	7,543	232	(4,080)	12,303	875
Net Change in Unrealized Appreciation (Depreciation)	(19,669)	(335)	(12,605)	(17,653)	(1,267)

Net Gain (Loss) on Investment	(12,126)	(103)	(16,685)	(5,350)	(392)
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,428)	(111)	(1,834)	(5,787)	(483)

Increase (Decrease) in Net Assets from Contract Transactions	(13,125)	(74)	(55,618)	—	(140)

Total Increase (Decrease) in Net Assets	(29,553)	(185)	(57,452)	(5,787)	(623)

Net Assets as of December 31, 2015:	$406,816	$2,083	$624,029	$142,851	$6,877

Investment Income:
Reinvested Dividends	3,699	19	15,180	1,288	36
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,838	29	8,121	1,912	95

Net Investment Income (Loss)	(2,139)	(10)	7,059	(624)	(59)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	289	—	7,708	564
Realized Gain (Loss) on Investments	4,630	8	(3,880)	1,086	118

Net Realized Capital Gains (Losses) on Investments	4,630	297	(3,880)	8,794	682
Net Change in Unrealized Appreciation (Depreciation)	(2,078)	56	2,863	10,746	645

Net Gain (Loss) on Investment	2,552	353	(1,017)	19,540	1,327
Net Increase (Decrease) in Net Assets Resulting from Operations	413	343	6,042	18,916	1,268

Increase (Decrease) in Net Assets from Contract Transactions	(11,668)	(70)	(105,045)	(2)	(138)

Total Increase (Decrease) in Net Assets	(11,255)	273	(99,003)	18,914	1,130

Net Assets as of December 31, 2016:	$395,561	$2,356	$525,026	$161,765	$8,007

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	JPMorgan Insurance Trust U.S. Equity Class 1 Shares Subaccount	MFS® New Discovery Service Class Subaccount	MFS® Total Return Service Class Subaccount	State Street Total Return V.I.S. Class 3 Shares Subaccount	TA AB Dynamic Allocation Initial Class Subaccount
Net Assets as of December 31, 2014:	$67,588	$2,228,226	$1,913,348	$2,041,207	$67,420

Investment Income:
Reinvested Dividends	758	—	44,168	29,359	862
Investment Expense:
Mortality and Expense Risk and Administrative Charges	881	29,862	25,741	31,540	941

Net Investment Income (Loss)	(123)	(29,862)	18,427	(2,181)	(79)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,061	65,551	69,876	60,161	—
Realized Gain (Loss) on Investments	708	4,149	27,372	35,171	239

Net Realized Capital Gains (Losses) on Investments	3,769	69,700	97,248	95,332	239
Net Change in Unrealized Appreciation (Depreciation)	(3,938)	(102,613)	(150,921)	(151,425)	(1,149)

Net Gain (Loss) on Investment	(169)	(32,913)	(53,673)	(56,093)	(910)
Net Increase (Decrease) in Net Assets Resulting from Operations	(292)	(62,775)	(35,246)	(58,274)	(989)

Increase (Decrease) in Net Assets from Contract Transactions	(848)	(346,005)	(83,315)	(133,821)	(586)

Total Increase (Decrease) in Net Assets	(1,140)	(408,780)	(118,561)	(192,095)	(1,575)

Net Assets as of December 31, 2015:	$66,448	$1,819,446	$1,794,787	$1,849,112	$65,845

Investment Income:
Reinvested Dividends	656	—	48,747	36,883	978
Investment Expense:
Mortality and Expense Risk and Administrative Charges	865	24,230	25,080	33,014	904

Net Investment Income (Loss)	(209)	(24,230)	23,667	3,869	74
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,328	78,224	60,179	42,758	—
Realized Gain (Loss) on Investments	694	(15,935)	24,690	17,022	935

Net Realized Capital Gains (Losses) on Investments	3,022	62,289	84,869	59,780	935
Net Change in Unrealized Appreciation (Depreciation)	3,444	78,147	20,500	28,944	(542)

Net Gain (Loss) on Investment	6,466	140,436	105,369	88,724	393
Net Increase (Decrease) in Net Assets Resulting from Operations	6,257	116,206	129,036	92,593	467

Increase (Decrease) in Net Assets from Contract Transactions	(897)	(236,623)	(99,585)	372,214	(7,428)

Total Increase (Decrease) in Net Assets	5,360	(120,417)	29,451	464,807	(6,961)

Net Assets as of December 31, 2016:	$71,808	$1,699,029	$1,824,238	$2,313,919	$58,884

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA AB Dynamic Allocation Service Class Subaccount	TA Aegon Government Money Market Initial Class Subaccount	TA Aegon Government Money Market Service Class Subaccount	TA Aegon High Yield Bond Initial Class Subaccount	TA Aegon High Yield Bond Service Class Subaccount
Net Assets as of December 31, 2014:	$20,046,123	$172,527	$63,067,404	$155,404	$5,933,436

Investment Income:
Reinvested Dividends	222,696	8	2,812	8,521	379,800
Investment Expense:
Mortality and Expense Risk and Administrative Charges	311,296	2,291	713,284	1,696	88,931

Net Investment Income (Loss)	(88,600)	(2,283)	(710,472)	6,825	290,869
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	325,101	—	—	2,488	(38,459)

Net Realized Capital Gains (Losses) on Investments	325,101	—	—	2,488	(38,459)
Net Change in Unrealized Appreciation (Depreciation)	(665,944)	—	—	(15,750)	(608,659)

Net Gain (Loss) on Investment	(340,843)	—	—	(13,262)	(647,118)
Net Increase (Decrease) in Net Assets Resulting from Operations	(429,443)	(2,283)	(710,472)	(6,437)	(356,249)

Increase (Decrease) in Net Assets from Contract Transactions	1,448,269	(26,707)	(14,794,488)	(28,890)	327,552

Total Increase (Decrease) in Net Assets	1,018,826	(28,990)	(15,504,960)	(35,327)	(28,697)

Net Assets as of December 31, 2015:	$21,064,949	$143,537	$47,562,444	$120,077	$5,904,739

Investment Income:
Reinvested Dividends	265,263	9	2,299	6,073	333,989
Investment Expense:
Mortality and Expense Risk and Administrative Charges	304,121	2,162	605,563	1,209	83,077

Net Investment Income (Loss)	(38,858)	(2,153)	(603,264)	4,864	250,912
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	256,565	—	—	(1,072)	(173,616)

Net Realized Capital Gains (Losses) on Investments	256,565	—	—	(1,072)	(173,616)
Net Change in Unrealized Appreciation (Depreciation)	(132,762)	—	—	9,136	626,208

Net Gain (Loss) on Investment	123,803	—	—	8,064	452,592
Net Increase (Decrease) in Net Assets Resulting from Operations	84,945	(2,153)	(603,264)	12,928	703,504

Increase (Decrease) in Net Assets from Contract Transactions	1,139,388	(63,135)	(10,551,001)	(34,488)	32,892

Total Increase (Decrease) in Net Assets	1,224,333	(65,288)	(11,154,265)	(21,560)	736,396

Net Assets as of December 31, 2016:	$22,289,282	$78,249	$36,408,179	$98,517	$6,641,135

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Aegon U.S. Government Securities Initial Class Subaccount	TA Aegon U.S. Government Securities Service Class Subaccount	TA American Funds Managed Risk - Balanced Service Class Subaccount(1)	TA Asset Allocation - Conservative Initial Class Subaccount	TA Asset Allocation - Conservative Service Class Subaccount
Net Assets as of December 31, 2014:	$371,973	$32,526,271	$—	$59,352	$61,576,298

Investment Income:
Reinvested Dividends	7,797	622,100	—	1,326	1,298,658
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,887	626,485	38,397	696	882,150

Net Investment Income (Loss)	2,910	(4,385)	(38,397)	630	416,508
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,818	166,344	—	2,354	2,605,565
Realized Gain (Loss) on Investments	(1,060)	(319,256)	(9,098)	(1,407)	158,894

Net Realized Capital Gains (Losses) on Investments	758	(152,912)	(9,098)	947	2,764,459
Net Change in Unrealized Appreciation (Depreciation)	(7,798)	(864,897)	(38,943)	(3,042)	(5,507,058)

Net Gain (Loss) on Investment	(7,040)	(1,017,809)	(48,041)	(2,095)	(2,742,599)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,130)	(1,022,194)	(86,438)	(1,465)	(2,326,091)

Increase (Decrease) in Net Assets from Contract Transactions	(60,625)	39,275,442	9,405,678	(42,340)	5,174,555

Total Increase (Decrease) in Net Assets	(64,755)	38,253,248	9,319,240	(43,805)	2,848,464

Net Assets as of December 31, 2015:	$307,218	$70,779,519	$9,319,240	$15,547	$64,424,762

Investment Income:
Reinvested Dividends	2,845	360,017	106,786	321	1,109,879
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,486	1,190,019	234,222	219	845,039

Net Investment Income (Loss)	(1,641)	(830,002)	(127,436)	102	264,840
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	350	1,386,297
Realized Gain (Loss) on Investments	(5,344)	500,995	43,016	(8)	(778,203)

Net Realized Capital Gains (Losses) on Investments	(5,344)	500,995	43,016	342	608,094
Net Change in Unrealized Appreciation (Depreciation)	(629)	(443,504)	1,094,835	50	880,028

Net Gain (Loss) on Investment	(5,973)	57,491	1,137,851	392	1,488,122
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,614)	(772,511)	1,010,415	494	1,752,962

Increase (Decrease) in Net Assets from Contract Transactions	(47,625)	2,390,570	16,459,541	1	(5,612,322)

Total Increase (Decrease) in Net Assets	(55,239)	1,618,059	17,469,956	495	(3,859,360)

Net Assets as of December 31, 2016:	$251,979	$72,397,578	$26,789,196	$16,042	$60,565,402

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Asset Allocation - Growth Initial Class Subaccount	TA Asset Allocation - Growth Service Class Subaccount	TA Asset Allocation - Moderate Initial Class Subaccount	TA Asset Allocation - Moderate Service Class Subaccount	TA Asset Allocation - Moderate Growth Initial Class Subaccount
Net Assets as of December 31, 2014:	$147,420	$6,835,481	$892,285	$289,657,459	$337,554

Investment Income:
Reinvested Dividends	2,465	101,820	17,755	5,358,441	6,062
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,074	98,250	12,120	4,005,992	3,529

Net Investment Income (Loss)	391	3,570	5,635	1,352,449	2,533
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	30,026	10,168,098	4,523
Realized Gain (Loss) on Investments	481	219,548	6,914	3,049,283	6,401

Net Realized Capital Gains (Losses) on Investments	481	219,548	36,940	13,217,381	10,924
Net Change in Unrealized Appreciation (Depreciation)	(5,677)	(519,081)	(73,259)	(25,805,067)	(23,222)

Net Gain (Loss) on Investment	(5,196)	(299,533)	(36,319)	(12,587,686)	(12,298)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,805)	(295,963)	(30,684)	(11,235,237)	(9,765)

Increase (Decrease) in Net Assets from Contract Transactions	(1,158)	248,295	(54,588)	1,176,969	(65,800)

Total Increase (Decrease) in Net Assets	(5,963)	(47,668)	(85,272)	(10,058,268)	(75,565)

Net Assets as of December 31, 2015:	$141,457	$6,787,813	$807,013	$279,599,191	$261,989

Investment Income:
Reinvested Dividends	1,190	133,450	19,510	5,408,591	7,619
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,307	94,824	11,632	3,789,249	4,686

Net Investment Income (Loss)	(117)	38,626	7,878	1,619,342	2,933
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	22,232	7,018,580	20,492
Realized Gain (Loss) on Investments	12,019	86,077	1,311	752,718	14

Net Realized Capital Gains (Losses) on Investments	12,019	86,077	23,543	7,771,298	20,506
Net Change in Unrealized Appreciation (Depreciation)	(7,958)	101,098	1,356	989,617	3,429

Net Gain (Loss) on Investment	4,061	187,175	24,899	8,760,915	23,935
Net Increase (Decrease) in Net Assets Resulting from Operations	3,944	225,801	32,777	10,380,257	26,868

Increase (Decrease) in Net Assets from Contract Transactions	(90,035)	531,533	63,889	(8,210,994)	98,322

Total Increase (Decrease) in Net Assets	(86,091)	757,334	96,666	2,169,263	125,190

Net Assets as of December 31, 2016:	$55,366	$7,545,147	$903,679	$281,768,454	$387,179

See Accompanying Notes.

(1)	See Footnote 1

14

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Asset Allocation - Moderate Growth Service Class Subaccount	TA Barrow Hanley Dividend Focused Initial Class Subaccount	TA Barrow Hanley Dividend Focused Service Class Subaccount	TA BlackRock Equity Smart Beta 100 Service Class Subaccount(1)	TA BlackRock Global Allocation Service Class Subaccount
Net Assets as of December 31, 2014:	$151,210,658	$3,844,650	$6,012,268	$—	$56,800,395

Investment Income:
Reinvested Dividends	3,125,731	66,656	117,973	—	987,881
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,245,913	48,083	111,423	—	804,374

Net Investment Income (Loss)	879,818	18,573	6,550	—	183,507
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,633,946	—	—	—	5,079,584
Realized Gain (Loss) on Investments	3,694,017	162,592	162,416	—	26,781

Net Realized Capital Gains (Losses) on Investments	6,327,963	162,592	162,416	—	5,106,365
Net Change in Unrealized Appreciation (Depreciation)	(13,540,534)	(356,685)	(653,357)	—	(6,852,441)

Net Gain (Loss) on Investment	(7,212,571)	(194,093)	(490,941)	—	(1,746,076)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,332,753)	(175,520)	(484,391)	—	(1,562,569)

Increase (Decrease) in Net Assets from Contract Transactions	8,526,000	(399,062)	6,953,163	—	1,143,502

Total Increase (Decrease) in Net Assets	2,193,247	(574,582)	6,468,772	—	(419,067)

Net Assets as of December 31, 2015:	$153,403,905	$3,270,068	$12,481,040	$—	$56,381,328

Investment Income:
Reinvested Dividends	2,768,033	61,862	327,465	—	224,629
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,204,955	40,951	219,242	2,810	817,031

Net Investment Income (Loss)	563,078	20,911	108,223	(2,810)	(592,402)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	8,580,519	—	—	—	347,991
Realized Gain (Loss) on Investments	1,729,850	228,128	249,583	(248)	(606,240)

Net Realized Capital Gains (Losses) on Investments	10,310,369	228,128	249,583	(248)	(258,249)
Net Change in Unrealized Appreciation (Depreciation)	(3,625,948)	126,672	1,509,558	16,689	2,756,356

Net Gain (Loss) on Investment	6,684,421	354,800	1,759,141	16,441	2,498,107
Net Increase (Decrease) in Net Assets Resulting from Operations	7,247,499	375,711	1,867,364	13,631	1,905,705

Increase (Decrease) in Net Assets from Contract Transactions	1,705,525	(613,102)	5,214,936	1,112,817	3,768,486

Total Increase (Decrease) in Net Assets	8,953,024	(237,391)	7,082,300	1,126,448	5,674,191

Net Assets as of December 31, 2016:	$162,356,929	$3,032,677	$19,563,340	$1,126,448	$62,055,519

See Accompanying Notes.

(1)	See Footnote 1

15

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA BlackRock Global Allocation Managed Risk - Balanced Service Class Subaccount(1)	TA BlackRock Global Allocation Managed Risk - Growth Service Class Subaccount(1)	TA BlackRock Smart Beta 50 Service Class Subaccount(1)	TA BlackRock Smart Beta 75 Service Class Subaccount(1)	TA BlackRock Tactical Allocation Service Class Subaccount
Net Assets as of December 31, 2014:	$—	$—	$—	$—	$87,586,850

Investment Income:
Reinvested Dividends	—	—	—	—	1,659,445
Investment Expense:
Mortality and Expense Risk and Administrative Charges	15,832	22,772	—	—	1,319,899

Net Investment Income (Loss)	(15,832)	(22,772)	—	—	339,546
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	4,710,084
Realized Gain (Loss) on Investments	(8,185)	(6,479)	—	—	638,820

Net Realized Capital Gains (Losses) on Investments	(8,185)	(6,479)	—	—	5,348,904
Net Change in Unrealized Appreciation (Depreciation)	(108,655)	(207,978)	—	—	(7,295,947)

Net Gain (Loss) on Investment	(116,840)	(214,457)	—	—	(1,947,043)
Net Increase (Decrease) in Net Assets Resulting from Operations	(132,672)	(237,229)	—	—	(1,607,497)

Increase (Decrease) in Net Assets from Contract Transactions	3,426,770	4,782,538	—	—	8,404,231

Total Increase (Decrease) in Net Assets	3,294,098	4,545,309	—	—	6,796,734

Net Assets as of December 31, 2015:	$3,294,098	$4,545,309	$—	$—	$94,383,584

Investment Income:
Reinvested Dividends	123,821	140,635	—	—	2,269,074
Investment Expense:
Mortality and Expense Risk and Administrative Charges	83,706	81,493	10,512	6,230	1,371,126

Net Investment Income (Loss)	40,115	59,142	(10,512)	(6,230)	897,948
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	412,737	394,030	—	—	3,301,868
Realized Gain (Loss) on Investments	(94,426)	(152,193)	(927)	31	112,430

Net Realized Capital Gains (Losses) on Investments	318,311	241,837	(927)	31	3,414,298
Net Change in Unrealized Appreciation (Depreciation)	(355,670)	(341,501)	(13,804)	5,799	(964,853)

Net Gain (Loss) on Investment	(37,359)	(99,664)	(14,731)	5,830	2,449,445
Net Increase (Decrease) in Net Assets Resulting from Operations	2,756	(40,522)	(25,243)	(400)	3,347,393

Increase (Decrease) in Net Assets from Contract Transactions	3,906,565	2,810,895	3,542,049	834,226	2,826,438

Total Increase (Decrease) in Net Assets	3,909,321	2,770,373	3,516,806	833,826	6,173,831

Net Assets as of December 31, 2016:	$7,203,419	$7,315,682	$3,516,806	$833,826	$100,557,415

See Accompanying Notes.

(1)	See Footnote 1

16

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Clarion Global Real Estate Securities Initial Class Subaccount	TA Clarion Global Real Estate Securities Service Class Subaccount	TA International Moderate Growth Service Class Subaccount	TA Janus Balanced Service Class Subaccount	TA Janus Mid-Cap Growth Initial Class Subaccount
Net Assets as of December 31, 2014:	$38,903	$5,463,539	$35,391,209	$35,378,527	$41,630

Investment Income:
Reinvested Dividends	1,059	249,927	756,047	362,586	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	431	91,559	604,194	622,207	601

Net Investment Income (Loss)	628	158,368	151,853	(259,621)	(601)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	1,108,051	7,107
Realized Gain (Loss) on Investments	(1,905)	116,885	440,491	541,617	1,728

Net Realized Capital Gains (Losses) on Investments	(1,905)	116,885	440,491	1,649,668	8,835
Net Change in Unrealized Appreciation (Depreciation)	709	(467,508)	(2,350,691)	(2,054,308)	(11,330)

Net Gain (Loss) on Investment	(1,196)	(350,623)	(1,910,200)	(404,640)	(2,495)
Net Increase (Decrease) in Net Assets Resulting from Operations	(568)	(192,255)	(1,758,347)	(664,261)	(3,096)

Increase (Decrease) in Net Assets from Contract Transactions	(15,002)	557,911	9,461,489	16,002,515	(5,089)

Total Increase (Decrease) in Net Assets	(15,570)	365,656	7,703,142	15,338,254	(8,185)

Net Assets as of December 31, 2015:	$23,333	$5,829,195	$43,094,351	$50,716,781	$33,445

Investment Income:
Reinvested Dividends	418	83,047	800,130	631,535	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	328	88,308	610,021	817,992	573

Net Investment Income (Loss)	90	(5,261)	190,109	(186,457)	(573)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	524,526	3,921
Realized Gain (Loss) on Investments	(267)	(64)	(67,381)	621,735	20

Net Realized Capital Gains (Losses) on Investments	(267)	(64)	(67,381)	1,146,261	3,941
Net Change in Unrealized Appreciation (Depreciation)	(19)	(104,434)	(267,183)	836,656	(4,655)

Net Gain (Loss) on Investment	(286)	(104,498)	(334,564)	1,982,917	(714)
Net Increase (Decrease) in Net Assets Resulting from Operations	(196)	(109,759)	(144,455)	1,796,460	(1,287)

Increase (Decrease) in Net Assets from Contract Transactions	(1,100)	2,018	(1,450,692)	14,170,752	15,722

Total Increase (Decrease) in Net Assets	(1,296)	(107,741)	(1,595,147)	15,967,212	14,435

Net Assets as of December 31, 2016:	$22,037	$5,721,454	$41,499,204	$66,683,993	$47,880

See Accompanying Notes.

(1)	See Footnote 1

17

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Janus Mid-Cap Growth Service Class Subaccount	TA Jennison Growth Initial Class Subaccount	TA Jennison Growth Service Class Subaccount	TA JPMorgan Core Bond Service Class Subaccount	TA JPMorgan Enhanced Index Initial Class Subaccount
Net Assets as of December 31, 2014:	$4,158,692	$2,074,564	$12,818,115	$15,198,187	$655,455

Investment Income:
Reinvested Dividends	—	—	—	345,165	6,256
Investment Expense:
Mortality and Expense Risk and Administrative Charges	60,885	28,346	220,779	267,775	8,538

Net Investment Income (Loss)	(60,885)	(28,346)	(220,779)	77,390	(2,282)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	641,643	156,944	1,131,981	—	46,368
Realized Gain (Loss) on Investments	(84,275)	109,625	273,093	2,690	27,292

Net Realized Capital Gains (Losses) on Investments	557,368	266,569	1,405,074	2,690	73,660
Net Change in Unrealized Appreciation (Depreciation)	(779,835)	(46,998)	4,960	(323,994)	(79,783)

Net Gain (Loss) on Investment	(222,467)	219,571	1,410,034	(321,304)	(6,123)
Net Increase (Decrease) in Net Assets Resulting from Operations	(283,352)	191,225	1,189,255	(243,914)	(8,405)

Increase (Decrease) in Net Assets from Contract Transactions	(53,433)	(264,192)	4,655,615	5,158,300	(13,001)

Total Increase (Decrease) in Net Assets	(336,785)	(72,967)	5,844,870	4,914,386	(21,406)

Net Assets as of December 31, 2015:	$3,821,907	$2,001,597	$18,662,985	$20,112,573	$634,049

Investment Income:
Reinvested Dividends	—	—	—	472,747	2,424
Investment Expense:
Mortality and Expense Risk and Administrative Charges	50,185	22,059	242,561	356,405	7,906

Net Investment Income (Loss)	(50,185)	(22,059)	(242,561)	116,342	(5,482)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	333,048	257,979	2,645,528	—	13,251
Realized Gain (Loss) on Investments	(282,403)	124,710	238,186	58,434	29,316

Net Realized Capital Gains (Losses) on Investments	50,645	382,689	2,883,714	58,434	42,567
Net Change in Unrealized Appreciation (Depreciation)	(149,818)	(447,554)	(3,346,286)	(225,767)	23,374

Net Gain (Loss) on Investment	(99,173)	(64,865)	(462,572)	(167,333)	65,941
Net Increase (Decrease) in Net Assets Resulting from Operations	(149,358)	(86,924)	(705,133)	(50,991)	60,459

Increase (Decrease) in Net Assets from Contract Transactions	(110,398)	(492,403)	(1,802,023)	7,609,613	(83,649)

Total Increase (Decrease) in Net Assets	(259,756)	(579,327)	(2,507,156)	7,558,622	(23,190)

Net Assets as of December 31, 2016:	$3,562,151	$1,422,270	$16,155,829	$27,671,195	$610,859

See Accompanying Notes.

(1)	See Footnote 1

18

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA JPMorgan Enhanced Index Service Class Subaccount	TA JPMorgan Mid Cap Value Service Class Subaccount	TA JPMorgan Tactical Allocation Service Class Subaccount	TA Legg Mason Dynamic Allocation - Balanced Service Class Subaccount	TA Legg Mason Dynamic Allocation - Growth Service Class Subaccount
Net Assets as of December 31, 2014:	$2,099,233	$20,447,452	$51,151,249	$57,286,673	$41,526,468

Investment Income:
Reinvested Dividends	16,741	158,916	704,189	703,135	402,151
Investment Expense:
Mortality and Expense Risk and Administrative Charges	34,674	329,397	856,170	1,028,431	810,857

Net Investment Income (Loss)	(17,933)	(170,481)	(151,981)	(325,296)	(408,706)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	148,773	1,424,195	—	—	—
Realized Gain (Loss) on Investments	37,560	410,750	375,437	548,329	494,733

Net Realized Capital Gains (Losses) on Investments	186,333	1,834,945	375,437	548,329	494,733
Net Change in Unrealized Appreciation (Depreciation)	(209,675)	(2,743,920)	(1,498,341)	(3,269,466)	(3,082,378)

Net Gain (Loss) on Investment	(23,342)	(908,975)	(1,122,904)	(2,721,137)	(2,587,645)
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,275)	(1,079,456)	(1,274,885)	(3,046,433)	(2,996,351)

Increase (Decrease) in Net Assets from Contract Transactions	(79,190)	1,435,904	20,590,178	39,248,630	28,039,568

Total Increase (Decrease) in Net Assets	(120,465)	356,448	19,315,293	36,202,197	25,043,217

Net Assets as of December 31, 2015:	$1,978,768	$20,803,900	$70,466,542	$93,488,870	$66,569,685

Investment Income:
Reinvested Dividends	3,275	413,614	907,207	1,092,043	657,965
Investment Expense:
Mortality and Expense Risk and Administrative Charges	32,417	336,001	1,055,680	1,323,962	917,345

Net Investment Income (Loss)	(29,142)	77,613	(148,473)	(231,919)	(259,380)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	41,134	3,459,483	—	2,143,253	1,208,606
Realized Gain (Loss) on Investments	(61,974)	(11,832)	607,905	780,360	180,464

Net Realized Capital Gains (Losses) on Investments	(20,840)	3,447,651	607,905	2,923,613	1,389,070
Net Change in Unrealized Appreciation (Depreciation)	208,563	(1,084,278)	1,526,683	(4,675,958)	(2,634,950)

Net Gain (Loss) on Investment	187,723	2,363,373	2,134,588	(1,752,345)	(1,245,880)
Net Increase (Decrease) in Net Assets Resulting from Operations	158,581	2,440,986	1,986,115	(1,984,264)	(1,505,260)

Increase (Decrease) in Net Assets from Contract Transactions	2,282,556	3,010,182	11,372,524	4,988,286	(2,400,133)

Total Increase (Decrease) in Net Assets	2,441,137	5,451,168	13,358,639	3,004,022	(3,905,393)

Net Assets as of December 31, 2016:	$4,419,905	$26,255,068	$83,825,181	$96,492,892	$62,664,292

See Accompanying Notes.

(1)	See Footnote 1

19

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Managed Risk - Balanced ETF Service Class Subaccount	TA Managed Risk - Conservative ETF Service Class Subaccount	TA Managed Risk - Growth ETF Service Class Subaccount	TA Market Participation Strategy Service Class Subaccount	TA MFS International Equity Initial Class Subaccount
Net Assets as of December 31, 2014:	$342,152,293	$77,921,336	$326,832,308	$27,861,249	$67,563

Investment Income:
Reinvested Dividends	5,242,969	1,246,724	5,073,662	—	1,202
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,405,020	1,108,435	4,752,037	429,582	1,043

Net Investment Income (Loss)	(162,051)	138,289	321,625	(429,582)	159
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	16,508,025	3,644,996	29,622,051	1,125,205	—
Realized Gain (Loss) on Investments	1,181,642	354,232	(1,285,033)	219,996	426

Net Realized Capital Gains (Losses) on Investments	17,689,667	3,999,228	28,337,018	1,345,201	426
Net Change in Unrealized Appreciation (Depreciation)	(31,326,611)	(5,916,693)	(46,304,125)	(2,382,994)	(1,785)

Net Gain (Loss) on Investment	(13,636,944)	(1,917,465)	(17,967,107)	(1,037,793)	(1,359)
Net Increase (Decrease) in Net Assets Resulting from Operations	(13,798,995)	(1,779,176)	(17,645,482)	(1,467,375)	(1,200)

Increase (Decrease) in Net Assets from Contract Transactions	103,681,501	9,958,437	30,033,950	4,870,338	6,419

Total Increase (Decrease) in Net Assets	89,882,506	8,179,261	12,388,468	3,402,963	5,219

Net Assets as of December 31, 2015:	$432,034,799	$86,100,597	$339,220,776	$31,264,212	$72,782

Investment Income:
Reinvested Dividends	7,211,461	1,460,997	5,762,053	53,545	987
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,792,729	1,197,305	4,738,438	455,775	890

Net Investment Income (Loss)	1,418,732	263,692	1,023,615	(402,230)	97
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,538,812	817,693	—	486,666	494
Realized Gain (Loss) on Investments	(879,475)	(288,710)	(6,911,530)	327,435	874

Net Realized Capital Gains (Losses) on Investments	2,659,337	528,983	(6,911,530)	814,101	1,368
Net Change in Unrealized Appreciation (Depreciation)	6,123,019	1,498,255	17,091,208	418,432	(2,376)

Net Gain (Loss) on Investment	8,782,356	2,027,238	10,179,678	1,232,533	(1,008)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,201,088	2,290,930	11,203,293	830,303	(911)

Increase (Decrease) in Net Assets from Contract Transactions	(3,939,415)	(25,039)	3,928,398	2,045,765	(10,035)

Total Increase (Decrease) in Net Assets	6,261,673	2,265,891	15,131,691	2,876,068	(10,946)

Net Assets as of December 31, 2016:	$438,296,472	$88,366,488	$354,352,467	$34,140,280	$61,836

See Accompanying Notes.

(1)	See Footnote 1

20

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA MFS International Equity Service Class Subaccount	TA Morgan Stanley Capital Growth Initial Class Subaccount	TA Morgan Stanley Capital Growth Service Class Subaccount	TA Multi- Managed Balanced Initial Class Subaccount	TA Multi- Managed Balanced Service Class Subaccount
Net Assets as of December 31, 2014:	$3,695,090	$70,381	$1,461,885	$50,777	$10,150,180

Investment Income:
Reinvested Dividends	70,908	—	—	698	133,023
Investment Expense:
Mortality and Expense Risk and Administrative Charges	84,190	1,102	29,065	706	153,348

Net Investment Income (Loss)	(13,282)	(1,102)	(29,065)	(8)	(20,325)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	6,473	185,828	2,438	540,316
Realized Gain (Loss) on Investments	20,254	11,108	121,802	86	90,446

Net Realized Capital Gains (Losses) on Investments	20,254	17,581	307,630	2,524	630,762
Net Change in Unrealized Appreciation (Depreciation)	(388,580)	(9,338)	(154,884)	(3,110)	(803,048)

Net Gain (Loss) on Investment	(368,326)	8,243	152,746	(586)	(172,286)
Net Increase (Decrease) in Net Assets Resulting from Operations	(381,608)	7,141	123,681	(594)	(192,611)

Increase (Decrease) in Net Assets from Contract Transactions	9,075,134	3,523	594,807	1	3,638,762

Total Increase (Decrease) in Net Assets	8,693,526	10,664	718,488	(593)	3,446,151

Net Assets as of December 31, 2015:	$12,388,616	$81,045	$2,180,373	$50,184	$13,596,331

Investment Income:
Reinvested Dividends	168,827	—	—	756	401,542
Investment Expense:
Mortality and Expense Risk and Administrative Charges	187,110	975	32,390	886	531,979

Net Investment Income (Loss)	(18,283)	(975)	(32,390)	(130)	(130,437)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	98,441	9,580	330,356	2,561	1,562,177
Realized Gain (Loss) on Investments	(224,369)	4,833	(67,197)	4,277	30,169

Net Realized Capital Gains (Losses) on Investments	(125,928)	14,413	263,159	6,838	1,592,346
Net Change in Unrealized Appreciation (Depreciation)	(74,650)	(17,533)	(359,825)	(2,860)	1,158,320

Net Gain (Loss) on Investment	(200,578)	(3,120)	(96,666)	3,978	2,750,666
Net Increase (Decrease) in Net Assets Resulting from Operations	(218,861)	(4,095)	(129,056)	3,848	2,620,229

Increase (Decrease) in Net Assets from Contract Transactions	1,175,645	(13,251)	1,658,408	(26,257)	67,189,083

Total Increase (Decrease) in Net Assets	956,784	(17,346)	1,529,352	(22,409)	69,809,312

Net Assets as of December 31, 2016:	$13,345,400	$63,699	$3,709,725	$27,775	$83,405,643

See Accompanying Notes.

(1)	See Footnote 1

21

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA Multi- Manager Alternative Strategies Service Class Subaccount	TA PIMCO Tactical - Balanced Service Class Subaccount	TA PIMCO Tactical - Conservative Service Class Subaccount	TA PIMCO Tactical - Growth Service Class Subaccount	TA PIMCO Total Return Initial Class Subaccount
Net Assets as of December 31, 2014:	$30,031	$30,107,695	$10,002,783	$15,981,612	$390,765

Investment Income:
Reinvested Dividends	288	—	47,589	—	8,480
Investment Expense:
Mortality and Expense Risk and Administrative Charges	761	443,100	209,552	300,406	4,413

Net Investment Income (Loss)	(473)	(443,100)	(161,963)	(300,406)	4,067
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	651	1,109,594	380,861	517,123	8,040
Realized Gain (Loss) on Investments	30	140,862	34,919	146,428	1,860

Net Realized Capital Gains (Losses) on Investments	681	1,250,456	415,780	663,551	9,900
Net Change in Unrealized Appreciation (Depreciation)	(7,298)	(2,142,538)	(910,472)	(1,625,569)	(14,905)

Net Gain (Loss) on Investment	(6,617)	(892,082)	(494,692)	(962,018)	(5,005)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,090)	(1,335,182)	(656,655)	(1,262,424)	(938)

Increase (Decrease) in Net Assets from Contract Transactions	113,473	3,608,785	7,144,462	13,767,540	(97,419)

Total Increase (Decrease) in Net Assets	106,383	2,273,603	6,487,807	12,505,116	(98,357)

Net Assets as of December 31, 2015:	$136,414	$32,381,298	$16,490,590	$28,486,728	$292,408

Investment Income:
Reinvested Dividends	4,882	101,856	88,757	—	11,550
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,848	481,795	271,697	399,321	4,909

Net Investment Income (Loss)	3,034	(379,939)	(182,940)	(399,321)	6,641
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	383
Realized Gain (Loss) on Investments	(380)	220,864	115,584	(6,331)	(9,219)

Net Realized Capital Gains (Losses) on Investments	(380)	220,864	115,584	(6,331)	(8,836)
Net Change in Unrealized Appreciation (Depreciation)	(869)	1,522,052	617,626	1,482,806	2,041

Net Gain (Loss) on Investment	(1,249)	1,742,916	733,210	1,476,475	(6,795)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,785	1,362,977	550,270	1,077,154	(154)

Increase (Decrease) in Net Assets from Contract Transactions	73,860	3,774,489	7,053,964	973,395	(12,519)

Total Increase (Decrease) in Net Assets	75,645	5,137,466	7,604,234	2,050,549	(12,673)

Net Assets as of December 31, 2016:	$212,059	$37,518,764	$24,094,824	$30,537,277	$279,735

See Accompanying Notes.

(1)	See Footnote 1

22

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA PIMCO Total Return Service Class Subaccount	TA PineBridge Inflation Opportunities Service Class Subaccount	TA ProFunds UltraBear Service Class (OAM) Subaccount	TA QS Investors Active Asset Allocation - Conservative Service Class Subaccount
Net Assets as of December 31, 2014:	$68,015,822	$14,671,181	$390,086	$24,423,931

Investment Income:
Reinvested Dividends	1,871,781	186,170	—	262,200
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,019,279	214,568	9,282	349,065

Net Investment Income (Loss)	852,502	(28,398)	(9,282)	(86,865)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,953,000	—	—	759,205
Realized Gain (Loss) on Investments	(315,564)	(224,681)	(138,423)	18,240

Net Realized Capital Gains (Losses) on Investments	1,637,436	(224,681)	(138,423)	777,445
Net Change in Unrealized Appreciation (Depreciation)	(3,216,589)	(391,511)	(32,361)	(1,694,777)

Net Gain (Loss) on Investment	(1,579,153)	(616,192)	(170,784)	(917,332)
Net Increase (Decrease) in Net Assets Resulting from Operations	(726,651)	(644,590)	(180,066)	(1,004,197)

Increase (Decrease) in Net Assets from Contract Transactions	4,139,297	33,602	912,242	3,190,370

Total Increase (Decrease) in Net Assets	3,412,646	(610,988)	732,176	2,186,173

Net Assets as of December 31, 2015:	$71,428,468	$14,060,193	$1,122,262	$26,610,104

Investment Income:
Reinvested Dividends	1,645,596	86,131	—	331,133
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,048,236	207,241	21,978	342,821

Net Investment Income (Loss)	597,360	(121,110)	(21,978)	(11,688)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	60,752	—	—	—
Realized Gain (Loss) on Investments	(500,165)	(193,944)	(400,055)	(229,674)

Net Realized Capital Gains (Losses) on Investments	(439,413)	(193,944)	(400,055)	(229,674)
Net Change in Unrealized Appreciation (Depreciation)	498,413	633,805	(199,203)	558,788

Net Gain (Loss) on Investment	59,000	439,861	(599,258)	329,114
Net Increase (Decrease) in Net Assets Resulting from Operations	656,360	318,751	(621,236)	317,426

Increase (Decrease) in Net Assets from Contract Transactions	4,784,997	222,177	638,141	(1,801,761)

Total Increase (Decrease) in Net Assets	5,441,357	540,928	16,905	(1,484,335)

Net Assets as of December 31, 2016:	$76,869,825	$14,601,121	$1,139,167	$25,125,769

See Accompanying Notes.

(1)	See Footnote 1

23

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA QS Investors Active Asset Allocation - Moderate Service Class Subaccount	TA QS Investors Active Asset Allocation - Moderate Growth Service Class Subaccount	TA Small/Mid Cap Value Initial Class Subaccount	TA Small/ Mid Cap Value Service Class Subaccount
Net Assets as of December 31, 2014:	$95,420,430	$55,073,814	$3,330,797	$7,605,510

Investment Income:
Reinvested Dividends	963,792	604,444	34,066	68,366
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,323,822	821,203	44,361	125,297

Net Investment Income (Loss)	(360,030)	(216,759)	(10,295)	(56,931)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	3,995,594	3,512,625	388,756	1,026,065
Realized Gain (Loss) on Investments	180,982	(28,979)	52,290	(9,861)

Net Realized Capital Gains (Losses) on Investments	4,176,576	3,483,646	441,046	1,016,204
Net Change in Unrealized Appreciation (Depreciation)	(9,502,327)	(8,264,566)	(552,808)	(1,336,696)

Net Gain (Loss) on Investment	(5,325,751)	(4,780,920)	(111,762)	(320,492)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,685,781)	(4,997,679)	(122,057)	(377,423)

Increase (Decrease) in Net Assets from Contract Transactions	5,672,293	8,548,338	(142,395)	922,540

Total Increase (Decrease) in Net Assets	(13,488)	3,550,659	(264,452)	545,117

Net Assets as of December 31, 2015:	$95,406,942	$58,624,473	$3,066,345	$8,150,627

Investment Income:
Reinvested Dividends	1,123,193	589,802	22,283	47,538
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,231,852	771,126	38,764	127,944

Net Investment Income (Loss)	(108,659)	(181,324)	(16,481)	(80,406)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	287,276	916,696
Realized Gain (Loss) on Investments	(507,757)	(1,083,059)	37,215	(132,052)

Net Realized Capital Gains (Losses) on Investments	(507,757)	(1,083,059)	324,491	784,644
Net Change in Unrealized Appreciation (Depreciation)	1,428,343	1,559,006	229,133	904,386

Net Gain (Loss) on Investment	920,586	475,947	553,624	1,689,030
Net Increase (Decrease) in Net Assets Resulting from Operations	811,927	294,623	537,143	1,608,624

Increase (Decrease) in Net Assets from Contract Transactions	(6,889,291)	(5,907,303)	(393,988)	582,452

Total Increase (Decrease) in Net Assets	(6,077,364)	(5,612,680)	143,155	2,191,076

Net Assets as of December 31, 2016:	$89,329,578	$53,011,793	$3,209,500	$10,341,703

See Accompanying Notes.

(1)	See Footnote 1

24

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA T. Rowe Price Small Cap Initial Class Subaccount	TA T. Rowe Price Small Cap Service Class Subaccount	TA Torray Concentrated Growth Initial Class Subaccount	TA Torray Concentrated Growth Service Class Subaccount	TA TS&W International Equity Initial Class Subaccount
Net Assets as of December 31, 2014:	$295,834	$22,421,531	$1,765,697	$9,918,986	$886,720

Investment Income:
Reinvested Dividends	—	—	9,558	32,967	25,695
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,955	381,615	24,397	143,513	11,996

Net Investment Income (Loss)	(2,955)	(381,615)	(14,839)	(110,546)	13,699
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	20,734	2,059,022	331,707	1,986,456	—
Realized Gain (Loss) on Investments	86,107	564,748	19,966	(682,330)	14,572

Net Realized Capital Gains (Losses) on Investments	106,841	2,623,770	351,673	1,304,126	14,572
Net Change in Unrealized Appreciation (Depreciation)	(92,386)	(2,341,892)	(386,371)	(1,370,305)	(23,798)

Net Gain (Loss) on Investment	14,455	281,878	(34,698)	(66,179)	(9,226)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,500	(99,737)	(49,537)	(176,725)	4,473

Increase (Decrease) in Net Assets from Contract Transactions	(45,833)	2,523,075	(69,038)	(7,201,223)	(113,256)

Total Increase (Decrease) in Net Assets	(34,333)	2,423,338	(118,575)	(7,377,948)	(108,783)

Net Assets as of December 31, 2015:	$261,501	$24,844,869	$1,647,122	$2,541,038	$777,937

Investment Income:
Reinvested Dividends	—	—	6,633	3,373	18,220
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,443	376,774	19,844	36,767	9,494

Net Investment Income (Loss)	(2,443)	(376,774)	(13,211)	(33,394)	8,726
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	30,403	3,213,477	—	—	—
Realized Gain (Loss) on Investments	10,683	(47,350)	21,734	(62,187)	1,910

Net Realized Capital Gains (Losses) on Investments	41,086	3,166,127	21,734	(62,187)	1,910
Net Change in Unrealized Appreciation (Depreciation)	(14,696)	(711,060)	48,049	202,301	(16,702)

Net Gain (Loss) on Investment	26,390	2,455,067	69,783	140,114	(14,792)
Net Increase (Decrease) in Net Assets Resulting from Operations	23,947	2,078,293	56,572	106,720	(6,066)

Increase (Decrease) in Net Assets from Contract Transactions	(20,049)	2,832,618	(317,163)	(39,574)	(99,519)

Total Increase (Decrease) in Net Assets	3,898	4,910,911	(260,591)	67,146	(105,585)

Net Assets as of December 31, 2016:	$265,399	$29,755,780	$1,386,531	$2,608,184	$672,352

See Accompanying Notes.

(1)	See Footnote 1

25

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	TA TS&W International Equity Service Class Subaccount	TA WMC US Growth Initial Class Subaccount	TA WMC US Growth Service Class Subaccount	Vanguard® Equity Index Subaccount	Vanguard® International Subaccount
Net Assets as of December 31, 2014:	$1,710,204	$3,041,752	$2,909,622	$—	$—

Investment Income:
Reinvested Dividends	77,075	21,298	22,030	11,878	8,285
Investment Expense:
Mortality and Expense Risk and Administrative Charges	37,627	41,476	76,783	5,288	3,284

Net Investment Income (Loss)	39,448	(20,178)	(54,753)	6,590	5,001
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	934,412	1,389,040	21,752	6,805
Realized Gain (Loss) on Investments	6,672	109,223	(116,223)	(52)	(15)

Net Realized Capital Gains (Losses) on Investments	6,672	1,043,635	1,272,817	21,700	6,790
Net Change in Unrealized Appreciation (Depreciation)	(129,310)	(857,486)	(1,246,748)	(11,920)	(23,787)

Net Gain (Loss) on Investment	(122,638)	186,149	26,069	9,780	(16,997)
Net Increase (Decrease) in Net Assets Resulting from Operations	(83,190)	165,971	(28,684)	16,370	(11,996)

Increase (Decrease) in Net Assets from Contract Transactions	832,637	(392,785)	11,471,852	707,208	442,005

Total Increase (Decrease) in Net Assets	749,447	(226,814)	11,443,168	723,578	430,009

Net Assets as of December 31, 2015:	$2,459,651	$2,814,938	$14,352,790	$723,578	$430,009

Investment Income:
Reinvested Dividends	59,099	10,349	25,803	16,490	6,071
Investment Expense:
Mortality and Expense Risk and Administrative Charges	35,241	36,025	220,998	5,950	3,423

Net Investment Income (Loss)	23,858	(25,676)	(195,195)	10,540	2,648
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	106,934	629,873	13,470	7,068
Realized Gain (Loss) on Investments	(36,253)	(26,895)	(324,314)	(102)	(287)

Net Realized Capital Gains (Losses) on Investments	(36,253)	80,039	305,559	13,368	6,781
Net Change in Unrealized Appreciation (Depreciation)	(22,227)	(27,337)	82,834	55,124	(4,371)

Net Gain (Loss) on Investment	(58,480)	52,702	388,393	68,492	2,410
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,622)	27,026	193,198	79,032	5,058

Increase (Decrease) in Net Assets from Contract Transactions	80,015	(335,142)	1,603,254	—	22,002

Total Increase (Decrease) in Net Assets	45,393	(308,116)	1,796,452	79,032	27,060

Net Assets as of December 31, 2016:	$2,505,044	$2,506,822	$16,149,242	$802,610	$457,069

See Accompanying Notes.

(1)	See Footnote 1

26

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Vanguard® Mid-Cap Index Subaccount	Vanguard® REIT Index Subaccount	Vanguard® Short-Term Investment Grade Subaccount	Vanguard® Total Bond Market Index Subaccount	Voya Global Perspectives Class S Shares Subaccount(1)
Net Assets as of December 31, 2014:	$—	$—	$—	$—	$—

Investment Income:
Reinvested Dividends	—	—	—	7,785	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	—	2,524	—

Net Investment Income (Loss)	—	—	—	5,261	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	1,460	—
Realized Gain (Loss) on Investments	—	—	—	(99)	—

Net Realized Capital Gains (Losses) on Investments	—	—	—	1,361	—
Net Change in Unrealized Appreciation (Depreciation)	—	—	—	(15,721)	—

Net Gain (Loss) on Investment	—	—	—	(14,360)	—
Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	—	(9,099)	—

Increase (Decrease) in Net Assets from Contract Transactions	—	—	—	353,604	—

Total Increase (Decrease) in Net Assets	—	—	—	344,505	—

Net Assets as of December 31, 2015:	$—	$—	$—	$344,505	$—

Investment Income:
Reinvested Dividends	—	—	—	8,081	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	—	2,838	—

Net Investment Income (Loss)	—	—	—	5,243	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	963	—
Realized Gain (Loss) on Investments	—	—	—	(87)	—

Net Realized Capital Gains (Losses) on Investments	—	—	—	876	—
Net Change in Unrealized Appreciation (Depreciation)	—	—	—	(411)	—

Net Gain (Loss) on Investment	—	—	—	465	—
Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	—	5,708	—

Increase (Decrease) in Net Assets from Contract Transactions	—	—	—	(1)	—

Total Increase (Decrease) in Net Assets	—	—	—	5,707	—

Net Assets as of December 31, 2016:	$—	$—	$—	$350,212	$—

See Accompanying Notes.

(1)	See Footnote 1

27

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Statements of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016, Except as Noted

	Voya Large Cap Value Class S Shares Subaccount(1)	Voya Strategic Allocation Conservative Class S Shares Subaccount(1)	Voya Strategic Allocation Moderate Class S Shares Subaccount(1)	Wanger International Subaccount	Wanger USA Subaccount
Net Assets as of December 31, 2014:	$—	$—	$—	$—	$—

Investment Income:
Reinvested Dividends	—	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	—	—	—

Net Investment Income (Loss)	—	—	—	—	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	—	—	—	—	—

Net Realized Capital Gains (Losses) on Investments	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	—	—	—	—	—

Net Gain (Loss) on Investment	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	—	—	—

Increase (Decrease) in Net Assets from Contract Transactions	—	—	—	—	—

Total Increase (Decrease) in Net Assets	—	—	—	—	—

Net Assets as of December 31, 2015:	$—	$—	$—	$—	$—

Investment Income:
Reinvested Dividends	—	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	—	—	—	—	—

Net Investment Income (Loss)	—	—	—	—	—
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	—	—	—	—	—

Net Realized Capital Gains (Losses) on Investments	—	—	—	—	—
Net Change in Unrealized Appreciation (Depreciation)	—	—	—	—	—

Net Gain (Loss) on Investment	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	—	—	—	—	—

Increase (Decrease) in Net Assets from Contract Transactions	—	—	—	—	—

Total Increase (Decrease) in Net Assets	—	—	—	—	—

Net Assets as of December 31, 2016:	$—	$—	$—	$—	$—

See Accompanying Notes.

(1)	See Footnote 1

28

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

1. Organization

Separate Accont VA BNY (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TFLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TFLIC other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Transamerica Landmark NY Variable Annuity, Transamerica Variable Annuity Series, Partners Variable Annuity Series, Transamerica LandmarkSM NY Variable Annuity, Transamerica AxiomSM II, Transamerica PrincipiumSM III, Transamerica Retirement Income Plus, Transamerica Income EliteSM II, Transamerica Advisor Elite II, Transamerica Variable Annuity O-Share, Transamerica LibertySM NY Variable Annuity, Transamerica AxiomSM NY Variable Annuity, Transamerica PrincipiumSM II Variable Annuity, Income EliteSM Variable Annuity.

The TA Profunds UltraBear-Open Allocation Method-Service Class (OAM) is included in the subaccount listing only to facilitate a contract owner purchase option.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AB Variable Products Series Fund, Inc.	AB Variable Products Series Fund, Inc.
AB Balanced Wealth Strategy Class B Shares	AB Balanced Wealth Strategy Portfolio Class B Shares
AB Growth and Income Class B Shares	AB Growth and Income Portfolio Class B Shares
AB Large Cap Growth Class B Shares	AB Large Cap Growth Portfolio Class B Shares
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Asset Allocation Class 2 Shares	American Funds - Asset Allocation Fund Class 2 Shares
American Funds - Bond Class 2 Shares	American Funds - Bond Fund Class 2 Shares
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - Growth-Income Class 2 Shares	American Funds - Growth-Income Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Balanced Service Class 2	Fidelity® VIP Balanced Service Portfolio Class 2
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Service Class 2	Fidelity® VIP Growth Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Mid Cap Service Class 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fidelity® VIP Value Strategies Initial Class	Fidelity® VIP Value Strategies Portfolio Initial Class
Fidelity® VIP Value Strategies Service Class 2	Fidelity® VIP Value Strategies Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Founding Funds Allocation Class 4 Shares	Franklin Founding Funds Allocation Fund Class 4 Shares
Franklin Income Class 2 Shares	Franklin Income Fund Class 2 Shares
Franklin Mutual Shares Class 2 Shares	Franklin Mutual Shares Fund Class 2 Shares
Franklin Templeton Foreign Class 2 Shares	Franklin Templeton Foreign Fund Class 2 Shares

29

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Series II Shares	Invesco V.I. American Franchise Fund Series II Shares
Invesco V.I. Value Opportunities Series II Shares	Invesco V.I. Value Opportunities Fund Series II Shares
Janus Aspen Series	Janus Aspen Series
Janus Aspen - Enterprise Service Shares	Janus Aspen - Enterprise Portfolio Service Shares
Janus Aspen - Global Research Service Shares	Janus Aspen - Global Research Portfolio Service Shares
Janus Aspen - Perkins Mid Cap Value Service Shares	Janus Aspen - Perkins Mid Cap Value Portfolio Service Shares
JPMorgan Insurance Trust	JPMorgan Insurance Trust
JPMorgan Insurance Trust Core Bond Class 1 Shares	JPMorgan Insurance Trust Core Bond Class 1 Shares
JPMorgan Insurance Trust Mid Cap Value Class 1 Shares	JPMorgan Insurance Trust Mid Cap Value Class 1 Shares
JPMorgan Insurance Trust Small Cap Core Class 1 Shares	JPMorgan Insurance Trust Small Cap Core Class 1 Shares
JPMorgan Insurance Trust U.S. Equity Class 1 Shares	JPMorgan Insurance Trust U.S. Equity Class 1 Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® New Discovery Service Class	MFS® New Discovery Series Service Class
MFS® Total Return Service Class	MFS® Total Return Series Service Class
State Street Variable Insurance Series Funds, Inc.	State Street Variable Insurance Series Funds, Inc.
State Street Total Return V.I.S. Class 3 Shares	State Street Total Return V.I.S. Fund Class 3 Shares
Transamerica Series Trust	Transamerica Series Trust
TA AB Dynamic Allocation Initial Class	Transamerica AB Dynamic Allocation VP Initial Class
TA AB Dynamic Allocation Service Class	Transamerica AB Dynamic Allocation VP Service Class
TA Aegon Government Money Market Initial Class	Transamerica Aegon Government Money Market VP Initial Class
TA Aegon Government Money Market Service Class	Transamerica Aegon Money Market VP Service Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon High Yield Bond Service Class	Transamerica Aegon High Yield Bond VP Service Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Aegon U.S. Government Securities Service Class	Transamerica Aegon U.S. Government Securities VP Service Class
TA American Funds Managed Risk - Balanced Service Class	Transamerica American Funds Managed Risk - Balanced VP Service Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Conservative Service Class	Transamerica Asset Allocation - Conservative VP Service Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Growth Service Class	Transamerica Asset Allocation - Growth VP Service Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Service Class	Transamerica Asset Allocation - Moderate VP Service Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Asset Allocation - Moderate Growth Service Class	Transamerica Asset Allocation - Moderate Growth VP Service Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class
TA BlackRock Equity Smart Beta 100 Service Class	Transamerica BlackRock Equity Smart Beta 100 VP Service Class
TA BlackRock Global Allocation Service Class	Transamerica BlackRock Global Allocation VP Service Class
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	Transamerica BlackRock Global Allocation Managed Risk - Balanced VP Service Class
TA BlackRock Global Allocation Managed Risk - Growth Service Class	Transamerica BlackRock Global Allocation Managed Risk - Growth VP Service Class
TA BlackRock Smart Beta 50 Service Class	Transamerica BlackRock Smart Beta 50 VP Service Class
TA BlackRock Smart Beta 75 Service Class	Transamerica BlackRock Smart Beta 75 VP Service Class
TA BlackRock Tactical Allocation Service Class	Transamerica BlackRock Tactical Allocation VP Service Class

30

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA Clarion Global Real Estate Securities Service Class	Transamerica Clarion Global Real Estate Securities VP Service Class
TA International Moderate Growth Service Class	Transamerica International Moderate Growth VP Service Class
TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA Janus Mid-Cap Growth Service Class	Transamerica Janus Mid-Cap Growth VP Service Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA Jennison Growth Service Class	Transamerica Jennison Growth VP Service Class
TA JPMorgan Core Bond Service Class	Transamerica JPMorgan Core Bond VP Service Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Enhanced Index Service Class	Transamerica JPMorgan Enhanced Index VP Service Class
TA JPMorgan Mid Cap Value Service Class	Transamerica JPMorgan Mid Cap Value VP Service Class
TA JPMorgan Tactical Allocation Service Class	Transamerica JPMorgan Tactical Allocation VP Service Class
TA Legg Mason Dynamic Allocation - Balanced Service Class	Transamerica Legg Mason Dynamic Allocation - Balanced VP Service Class
TA Legg Mason Dynamic Allocation - Growth Service Class	Transamerica Legg Mason Dynamic Allocation - Growth VP Service Class
TA Managed Risk - Balanced ETF Service Class	Transamerica Managed Risk - Balanced ETF VP Service Class
TA Managed Risk - Conservative ETF Service Class	Transamerica Managed Risk - Conservative ETF VP Service Class
TA Managed Risk - Growth ETF Service Class	Transamerica Managed Risk - Growth ETF VP Service Class
TA Market Participation Strategy Service Class	Transamerica Market Participation Strategy VP Service Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA MFS International Equity Service Class	Transamerica MFS International Equity VP Service Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Capital Growth Service Class	Transamerica Morgan Stanley Capital Growth VP Service Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class
TA Multi-Manager Alternative Strategies Service Class	Transamerica Multi-Manager Alt Strategies VP Service Class
TA PIMCO Tactical - Balanced Service Class	Transamerica PIMCO Tactical - Balanced VP Service Class
TA PIMCO Tactical - Conservative Service Class	Transamerica PIMCO Tactical - Conservative VP Service Class
TA PIMCO Tactical - Growth Service Class	Transamerica PIMCO Tactical - Growth VP Service Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA PIMCO Total Return Service Class	Transamerica PIMCO Total Return VP Service Class
TA PineBridge Inflation Opportunities Service Class	Transamerica PineBridge Inflation Opportunities VP Service Class
TA ProFunds UltraBear Service Class (OAM)	Transamerica ProFunds UltraBear VP Service Class (OAM)
TA QS Investors Active Asset Allocation - Conservative Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Service Class
TA QS Investors Active Asset Allocation - Moderate Service Class	Transamerica QS Investors Active Asset Allocation - Moderate VP Service Class
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Service Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA Small/Mid Cap Value Service Class	Transamerica Small/Mid Cap Value VP Service Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA T. Rowe Price Small Cap Service Class	Transamerica T. Rowe Price Small Cap VP Service Class

31

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
TA Torray Concentrated Growth Service Class	Transamerica Torray Concentrated Growth VP Service Class
TA TS&W International Equity Initial Class	Transamerica TS&W International Equity VP Initial Class
TA TS&W International Equity Service Class	Transamerica TS&W International Equity VP Service Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class
TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® REIT Index	Vanguard® REIT Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Voya Investors Trust	Voya Investors Trust
Voya Global Perspectives Class S Shares	Voya Global Perspectives Portfolio Class S Shares
Voya Large Cap Value Class S Shares	Voya Large Cap Value Portfolio Class S Shares
Voya Strategic Allocation Portfolios, Inc.	Voya Strategic Allocation Portfolios, Inc.
Voya Strategic Allocation Conservative Class S Shares	Voya Strategic Allocation Conservative Portfolio Class S Shares
Voya Strategic Allocation Moderate Class S Shares	Voya Strategic Allocation Moderate Portfolio Class S Shares
Wanger Advisors Trust	Wanger Advisors Trust
Wanger International	Wanger International
Wanger USA	Wanger USA

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA BlackRock Equity Smart Beta 100 Service Class	March 21, 2016
TA BlackRock Smart Beta 50 Service Class	March 21, 2016
TA BlackRock Smart Beta 75 Service Class	March 21, 2016
TA American Funds Managed Risk - Balanced Service Class	May 1, 2015
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	May 1, 2015
TA BlackRock Global Allocation Managed Risk - Growth Service Class	May 1, 2015
Voya Global Perspectives Class S Shares	May 1, 2015
Voya Large Cap Value Class S Shares	May 1, 2015
Voya Strategic Allocation Conservative Class S Shares	May 1, 2015
Voya Strategic Allocation Moderate Class S Shares	May 1, 2015
TA Multi-Manager Alternative Strategies Service Class	November 4, 2013
Fidelity® VIP Contrafund® Initial Class	May 1, 2013
Fidelity® VIP Mid Cap Initial Class	May 1, 2013
Fidelity® VIP Value Strategies Initial Class	May 1, 2013
Vanguard® Equity Index	May 1, 2013
Vanguard® International	May 1, 2013
Vanguard® Mid-Cap Index	May 1, 2013

32

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

1. Organization (continued)

Subaccount	Inception Date
Vanguard® REIT Index	May 1, 2013
Vanguard® Short-Term Investment Grade	May 1, 2013
Vanguard® Total Bond Market Index	May 1, 2013
Wanger International	May 1, 2013
Wanger USA	May 1, 2013
TA Market Participation Strategy Service Class	September 17, 2012
TA Legg Mason Dynamic Allocation - Balanced Service Class	May 1, 2012
TA Legg Mason Dynamic Allocation - Growth Service Class	May 1, 2012
Invesco V.I. American Franchise Series II Shares	April 27, 2012

The following subaccount name changes were made effective during the fiscal year ended December 31, 2016:

Subaccount	Formerly
State Street Total Return V.I.S. Class 3 Shares	GE Investments Total Return Class 3 Shares
TA Aegon Government Money Market Initial Class	TA Aegon Money Market Initial Class
TA Aegon Government Money Market Service Class	TA Aegon Money Market Service Class
TA Janus Mid-Cap Growth Initial Class	TA Morgan Stanley Mid-Cap Growth Initial Class
TA Janus Mid-Cap Growth Service Class	TA Morgan Stanley Mid-Cap Growth Service Class
TA Small/Mid Cap Value Initial Class	TA Systematic Small/Mid Cap Value Initial Class
TA Small/Mid Cap Value Service Class	TA Systematic Small/Mid Cap Value Service Class

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount
TA Janus Mid-Cap Growth Initial Class	TA Voya Mid Cap Opportunities Service Class
TA JPMorgan Core Bond Service Class	TA Voya Limited Maturity Bond Service Class

33

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2016.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2016.

34

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows:

Subaccount	Purchases	Sales
AB Balanced Wealth Strategy Class B Shares	$1,043,558	$1,191,761
AB Growth and Income Class B Shares	4,332,990	1,485,432
AB Large Cap Growth Class B Shares	53,540	31,773
American Funds - Asset Allocation Class 2 Shares	15,292,253	3,629,797
American Funds - Bond Class 2 Shares	6,488,499	3,331,707
American Funds - Growth Class 2 Shares	12,727,100	6,784,985
American Funds - Growth-Income Class 2 Shares	8,979,875	4,055,655
American Funds - International Class 2 Shares	4,147,359	2,199,319
Fidelity® VIP Balanced Service Class 2	4,933,424	5,462,190
Fidelity® VIP Contrafund® Initial Class	21,319	22,568
Fidelity® VIP Contrafund® Service Class 2	11,500,625	7,307,421
Fidelity® VIP Equity-Income Service Class 2	74,686	168,286
Fidelity® VIP Growth Service Class 2	77,139	50,687
Fidelity® VIP Growth Opportunities Service Class 2	36	88
Fidelity® VIP Mid Cap Initial Class	—	—
Fidelity® VIP Mid Cap Service Class 2	7,817,464	5,550,772
Fidelity® VIP Value Strategies Initial Class	245	141
Fidelity® VIP Value Strategies Service Class 2	3,496,451	2,846,192
Franklin Founding Funds Allocation Class 4 Shares	346,196	502,561
Franklin Income Class 2 Shares	189,315	633,446
Franklin Mutual Shares Class 2 Shares	74,045	132,594
Franklin Templeton Foreign Class 2 Shares	62,311	158,919
Invesco V.I. American Franchise Series II Shares	16,626	4,099
Invesco V.I. Value Opportunities Series II Shares	101,249	22,875
Janus Aspen - Enterprise Service Shares	23,659	17,586
Janus Aspen - Global Research Service Shares	3,699	17,506
Janus Aspen - Perkins Mid Cap Value Service Shares	308	99
JPMorgan Insurance Trust Core Bond Class 1 Shares	15,180	113,165
JPMorgan Insurance Trust Mid Cap Value Class 1 Shares	8,995	1,912
JPMorgan Insurance Trust Small Cap Core Class 1 Shares	601	234
JPMorgan Insurance Trust U.S. Equity Class 1 Shares	2,984	1,763
MFS® New Discovery Service Class	111,107	293,736
MFS® Total Return Service Class	111,858	127,590
State Street Total Return V.I.S. Class 3 Shares	755,250	336,411
TA AB Dynamic Allocation Initial Class	1,289	8,643
TA AB Dynamic Allocation Service Class	4,947,773	3,847,232

35

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

3. Investments (continued)

Subaccount	Purchases	Sales
TA Aegon Government Money Market Initial Class	$207,881	$273,169
TA Aegon Government Money Market Service Class	63,348,239	74,502,494
TA Aegon High Yield Bond Initial Class	6,113	35,736
TA Aegon High Yield Bond Service Class	1,999,747	1,715,942
TA Aegon U.S. Government Securities Initial Class	235,276	284,542
TA Aegon U.S. Government Securities Service Class	60,828,126	59,267,570
TA American Funds Managed Risk - Balanced Service Class	19,789,791	3,457,692
TA Asset Allocation - Conservative Initial Class	672	219
TA Asset Allocation - Conservative Service Class	10,474,006	14,435,158
TA Asset Allocation - Growth Initial Class	1,190	91,342
TA Asset Allocation - Growth Service Class	1,944,185	1,374,025
TA Asset Allocation - Moderate Initial Class	130,638	36,638
TA Asset Allocation - Moderate Service Class	32,871,251	32,444,244
TA Asset Allocation - Moderate Growth Initial Class	126,888	5,140
TA Asset Allocation - Moderate Growth Service Class	31,035,031	20,185,970
TA Barrow Hanley Dividend Focused Initial Class	73,150	665,353
TA Barrow Hanley Dividend Focused Service Class	7,468,503	2,145,347
TA BlackRock Equity Smart Beta 100 Service Class	1,136,517	26,510
TA BlackRock Global Allocation Service Class	15,015,954	11,491,950
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	6,797,949	2,438,532
TA BlackRock Global Allocation Managed Risk - Growth Service Class	4,260,980	996,908
TA BlackRock Smart Beta 50 Service Class	3,659,688	128,150
TA BlackRock Smart Beta 75 Service Class	835,427	7,431
TA BlackRock Tactical Allocation Service Class	16,481,659	9,455,467
TA Clarion Global Real Estate Securities Initial Class	418	1,429
TA Clarion Global Real Estate Securities Service Class	1,218,539	1,221,781
TA International Moderate Growth Service Class	6,030,572	7,291,113
TA Janus Balanced Service Class	24,101,718	9,592,835
TA Janus Mid-Cap Growth Initial Class	21,614	2,544
TA Janus Mid-Cap Growth Service Class	1,255,876	1,083,409
TA Jennison Growth Initial Class	303,417	559,903
TA Jennison Growth Service Class	6,845,082	6,244,141
TA JPMorgan Core Bond Service Class	11,371,400	3,645,432
TA JPMorgan Enhanced Index Initial Class	35,677	111,557
TA JPMorgan Enhanced Index Service Class	3,030,204	735,656
TA JPMorgan Mid Cap Value Service Class	11,673,862	5,126,590

36

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

3. Investments (continued)

Subaccount	Purchases	Sales
TA JPMorgan Tactical Allocation Service Class	$18,374,568	$7,150,509
TA Legg Mason Dynamic Allocation - Balanced Service Class	21,316,256	14,416,652
TA Legg Mason Dynamic Allocation - Growth Service Class	12,001,579	13,452,471
TA Managed Risk - Balanced ETF Service Class	52,615,765	51,597,363
TA Managed Risk - Conservative ETF Service Class	19,885,506	18,829,174
TA Managed Risk - Growth ETF Service Class	54,471,523	49,519,364
TA Market Participation Strategy Service Class	7,210,970	5,080,785
TA MFS International Equity Initial Class	6,962	16,405
TA MFS International Equity Service Class	3,603,527	2,347,699
TA Morgan Stanley Capital Growth Initial Class	31,230	35,876
TA Morgan Stanley Capital Growth Service Class	2,918,611	962,238
TA Multi-Managed Balanced Initial Class	29,565	53,391
TA Multi-Managed Balanced Service Class	72,357,200	3,736,377
TA Multi-Manager Alternative Strategies Service Class	84,618	7,725
TA PIMCO Tactical - Balanced Service Class	7,433,078	4,038,499
TA PIMCO Tactical - Conservative Service Class	10,632,596	3,761,575
TA PIMCO Tactical - Growth Service Class	7,414,380	6,840,310
TA PIMCO Total Return Initial Class	220,382	225,878
TA PIMCO Total Return Service Class	16,732,279	11,289,156
TA PineBridge Inflation Opportunities Service Class	2,306,361	2,205,300
TA ProFunds UltraBear Service Class (OAM)	2,435,126	1,818,991
TA QS Investors Active Asset Allocation - Conservative Service Class	3,658,238	5,471,683
TA QS Investors Active Asset Allocation - Moderate Service Class	6,583,871	13,581,789
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	3,604,071	9,692,701
TA Small/Mid Cap Value Initial Class	321,589	444,782
TA Small/Mid Cap Value Service Class	2,934,359	1,515,624
TA T. Rowe Price Small Cap Initial Class	37,190	29,281
TA T. Rowe Price Small Cap Service Class	10,900,176	5,230,847
TA Torray Concentrated Growth Initial Class	43,050	373,425
TA Torray Concentrated Growth Service Class	480,357	553,323
TA TS&W International Equity Initial Class	43,342	134,135
TA TS&W International Equity Service Class	433,890	330,016
TA WMC US Growth Initial Class	119,906	373,791
TA WMC US Growth Service Class	4,182,760	2,144,853
Vanguard® Equity Index	29,960	5,950
Vanguard® International	35,140	3,423

37

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

3. Investments (continued)

Subaccount	Purchases	Sales
Vanguard® Mid-Cap Index	$—	$—
Vanguard® REIT Index	—	—
Vanguard® Short-Term Investment Grade	—	—
Vanguard® Total Bond Market Index	9,043	2,838
Voya Global Perspectives Class S Shares	—	—
Voya Large Cap Value Class S Shares	—	—
Voya Strategic Allocation Conservative Class S Shares	—	—
Voya Strategic Allocation Moderate Class S Shares	—	—
Wanger International	—	—
Wanger USA	—	—

38

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
AB Balanced Wealth Strategy Class B Shares	276,728	(594,196)	(317,468)	207,730	(171,068)	36,662
AB Growth and Income Class B Shares	724,452	(432,032)	292,420	574,482	(420,925)	153,557
AB Large Cap Growth Class B Shares	—	(12,478)	(12,478)	2,163	(23,591)	(21,428)
American Funds - Asset Allocation Class 2 Shares	2,401,188	(1,309,070)	1,092,118	1,027,608	(1,479,337)	(451,729)
American Funds - Bond Class 2 Shares	1,144,800	(1,057,082)	87,718	833,522	(817,354)	16,168
American Funds - Growth Class 2 Shares	1,046,903	(1,101,971)	(55,068)	769,205	(730,512)	38,693
American Funds - Growth-Income Class 2 Shares	698,037	(579,904)	118,133	825,076	(415,933)	409,143
American Funds - International Class 2 Shares	596,839	(618,045)	(21,206)	1,478,153	(6,577,414)	(5,099,261)
Fidelity® VIP Balanced Service Class 2	1,007,093	(2,048,965)	(1,041,872)	1,792,739	(1,514,762)	277,977
Fidelity® VIP Contrafund® Initial Class	1,598	(1,598)	—	—	—	—
Fidelity® VIP Contrafund® Service Class 2	1,029,659	(1,410,194)	(380,535)	2,119,663	(4,976,354)	(2,856,691)
Fidelity® VIP Equity-Income Service Class 2	—	(81,460)	(81,460)	8,165	(74,857)	(66,692)
Fidelity® VIP Growth Service Class 2	—	(19,042)	(19,042)	—	(23,340)	(23,340)
Fidelity® VIP Growth Opportunities Service Class 2	—	(45)	(45)	—	(46)	(46)
Fidelity® VIP Mid Cap Initial Class	—	—	—	—	—	—
Fidelity® VIP Mid Cap Service Class 2	701,282	(925,436)	(224,154)	2,594,120	(616,900)	1,977,220
Fidelity® VIP Value Strategies Initial Class	—	—	—	—	(1)	(1)
Fidelity® VIP Value Strategies Service Class 2	472,616	(513,211)	(40,595)	499,391	(2,653,378)	(2,153,987)
Franklin Founding Funds Allocation Class 4 Shares	54,352	(252,495)	(198,143)	58,157	(489,552)	(431,395)
Franklin Income Class 2 Shares	13,418	(458,694)	(445,276)	50,305	(3,705,638)	(3,655,333)
Franklin Mutual Shares Class 2 Shares	—	(103,366)	(103,366)	4,360	(32,043)	(27,683)
Franklin Templeton Foreign Class 2 Shares	146	(146,217)	(146,071)	18,128	(329,105)	(310,977)
Invesco V.I. American Franchise Series II Shares	—	(1,034)	(1,034)	—	(1,831)	(1,831)
Invesco V.I. Value Opportunities Series II Shares	—	(13,685)	(13,685)	—	(13,426)	(13,426)
Janus Aspen - Enterprise Service Shares	—	(4,101)	(4,101)	—	(15,323)	(15,323)
Janus Aspen - Global Research Service Shares	—	(10,011)	(10,011)	2,242	(11,104)	(8,862)
Janus Aspen - Perkins Mid Cap Value Service Shares	—	(35)	(35)	—	(36)	(36)

39

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
JPMorgan Insurance Trust Core Bond Class 1 Shares	—	(82,892)	(82,892)	18,828	(63,518)	(44,690)
JPMorgan Insurance Trust Mid Cap Value Class 1 Shares	—	—	—	—	—	—
JPMorgan Insurance Trust Small Cap Core Class 1 Shares	—	(47)	(47)	—	(50)	(50)
JPMorgan Insurance Trust U.S. Equity Class 1 Shares	—	(341)	(341)	—	(328)	(328)
MFS® New Discovery Service Class	16,394	(128,700)	(112,306)	11,532	(156,779)	(145,247)
MFS® Total Return Service Class	1,530	(60,552)	(59,022)	5,232	(53,424)	(48,192)
State Street Total Return V.I.S. Class 3 Shares	289,461	(193,016)	96,445	68,036	(250,901)	(182,865)
TA AB Dynamic Allocation Initial Class	191	(4,750)	(4,559)	346	(710)	(364)
TA AB Dynamic Allocation Service Class	674,352	(1,466,122)	(791,770)	736,792	(1,708,074)	(971,282)
TA Aegon Government Money Market Initial Class	155,628	(203,283)	(47,655)	95,523	(115,281)	(19,758)
TA Aegon Government Money Market Service Class	19,286,024	(17,421,976)	1,864,048	16,010,379	(18,807,174)	(2,796,795)
TA Aegon High Yield Bond Initial Class	19	(17,380)	(17,361)	4,930	(18,805)	(13,875)
TA Aegon High Yield Bond Service Class	355,566	(654,932)	(299,366)	290,466	(386,324)	(95,858)
TA Aegon U.S. Government Securities Initial Class	113,714	(140,022)	(26,308)	—	(30,065)	(30,065)
TA Aegon U.S. Government Securities Service Class	10,183,651	(10,094,832)	88,819	10,934,877	(5,238,904)	5,695,973
TA American Funds Managed Risk - Balanced Service Class	2,037,872	(339,071)	1,698,801	994,103	(16,481)	977,622
TA Asset Allocation - Conservative Initial Class	—	—	—	—	(26,040)	(26,040)
TA Asset Allocation - Conservative Service Class	1,240,713	(6,672,601)	(5,431,888)	2,471,491	(4,867,456)	(2,395,965)
TA Asset Allocation - Growth Initial Class	—	(51,458)	(51,458)	—	(652)	(652)
TA Asset Allocation - Growth Service Class	373,642	(556,376)	(182,734)	188,591	(655,165)	(466,574)
TA Asset Allocation - Moderate Initial Class	51,490	(15,411)	36,079	—	(31,562)	(31,562)
TA Asset Allocation - Moderate Service Class	5,267,348	(12,654,206)	(7,386,858)	5,472,952	(13,304,502)	(7,831,550)
TA Asset Allocation - Moderate Growth Initial Class	61,927	(258)	61,669	—	(37,059)	(37,059)
TA Asset Allocation - Moderate Growth Service Class	3,451,104	(7,832,991)	(4,381,887)	4,121,881	(8,751,769)	(4,629,888)
TA Barrow Hanley Dividend Focused Initial Class	5,664	(279,233)	(273,569)	11,219	(189,101)	(177,882)
TA Barrow Hanley Dividend Focused Service Class	2,006,264	(614,928)	1,391,336	2,631,064	(277,546)	2,353,518
TA BlackRock Equity Smart Beta 100 Service Class	109,689	(2,280)	107,409	—	—	—

40

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA BlackRock Global Allocation Service Class	1,954,165	(4,935,080)	(2,980,915)	1,582,885	(3,465,502)	(1,882,617)
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	677,936	(256,412)	421,524	361,999	(13,366)	348,633
TA BlackRock Global Allocation Managed Risk - Growth Service Class	414,558	(103,349)	311,209	497,588	(6,012)	491,576
TA BlackRock Smart Beta 50 Service Class	357,465	(11,638)	345,827	—	—	—
TA BlackRock Smart Beta 75 Service Class	81,586	(110)	81,476	—	—	—
TA BlackRock Tactical Allocation Service Class	1,869,304	(2,984,576)	(1,115,272)	2,267,011	(3,509,868)	(1,242,857)
TA Clarion Global Real Estate Securities Initial Class	—	(434)	(434)	1,651	(7,337)	(5,686)
TA Clarion Global Real Estate Securities Service Class	184,484	(369,714)	(185,230)	272,076	(466,535)	(194,459)
TA International Moderate Growth Service Class	1,362,508	(3,608,634)	(2,246,126)	3,559,758	(3,514,035)	45,723
TA Janus Balanced Service Class	5,455,330	(2,429,995)	3,025,335	3,868,013	(1,555,840)	2,312,173
TA Janus Mid-Cap Growth Initial Class	9,723	(1,553)	8,170	5,372	(9,418)	(4,046)
TA Janus Mid-Cap Growth Service Class	165,255	(371,775)	(206,520)	211,193	(332,902)	(121,709)
TA Jennison Growth Initial Class	28,317	(335,632)	(307,315)	43,501	(202,895)	(159,394)
TA Jennison Growth Service Class	562,059	(1,784,204)	(1,222,145)	1,723,825	(592,279)	1,131,546
TA JPMorgan Core Bond Service Class	1,754,678	(1,254,848)	499,830	1,992,568	(998,287)	994,281
TA JPMorgan Enhanced Index Initial Class	7,825	(37,924)	(30,099)	4,968	(30,067)	(25,099)
TA JPMorgan Enhanced Index Service Class	228,699	(140,407)	88,292	63,113	(132,320)	(69,207)
TA JPMorgan Mid Cap Value Service Class	897,940	(979,356)	(81,416)	880,698	(871,596)	9,102
TA JPMorgan Tactical Allocation Service Class	2,549,487	(2,475,232)	74,255	3,805,037	(1,741,837)	2,063,200
TA Legg Mason Dynamic Allocation - Balanced Service Class	2,402,406	(4,416,484)	(2,014,078)	8,462,929	(1,328,997)	7,133,932
TA Legg Mason Dynamic Allocation - Growth Service Class	1,578,134	(2,177,746)	(599,612)	4,590,502	(996,819)	3,593,683
TA Managed Risk - Balanced ETF Service Class	6,578,064	(18,762,358)	(12,184,294)	15,645,587	(12,411,003)	3,234,584
TA Managed Risk - Conservative ETF Service Class	4,277,021	(8,530,376)	(4,253,355)	3,615,391	(5,947,354)	(2,331,963)
TA Managed Risk - Growth ETF Service Class	6,914,452	(14,352,667)	(7,438,215)	10,225,626	(19,201,094)	(8,975,468)
TA Market Participation Strategy Service Class	2,519,163	(1,764,467)	754,696	2,132,007	(568,393)	1,563,614
TA MFS International Equity Initial Class	4,360	(11,828)	(7,468)	6,995	(2,498)	4,497
TA MFS International Equity Service Class	817,733	(610,683)	207,050	4,053,206	(232,159)	3,821,047

41

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Morgan Stanley Capital Growth Initial Class	9,440	(15,808)	(6,368)	12,814	(11,344)	1,470
TA Morgan Stanley Capital Growth Service Class	319,503	(209,144)	110,359	228,979	(185,771)	43,208
TA Multi-Managed Balanced Initial Class	12,065	(23,192)	(11,127)	—	—	—
TA Multi-Managed Balanced Service Class	9,088,965	(959,704)	8,129,261	701,245	(500,735)	200,510
TA Multi-Manager Alternative Strategies Service Class	8,205	(607)	7,598	11,271	(179)	11,092
TA PIMCO Tactical - Balanced Service Class	1,685,178	(1,442,246)	242,932	1,217,926	(813,932)	403,994
TA PIMCO Tactical - Conservative Service Class	2,938,785	(2,009,328)	929,457	1,435,839	(610,891)	824,948
TA PIMCO Tactical - Growth Service Class	1,094,784	(1,183,510)	(88,726)	2,263,491	(735,934)	1,527,557
TA PIMCO Total Return Initial Class	126,957	(137,198)	(10,241)	8,036	(68,275)	(60,239)
TA PIMCO Total Return Service Class	2,560,414	(4,827,268)	(2,266,854)	3,113,907	(5,515,775)	(2,401,868)
TA PineBridge Inflation Opportunities Service Class	660,423	(1,541,623)	(881,200)	724,978	(1,742,945)	(1,017,967)
TA ProFunds UltraBear Service Class (OAM)	28,778,601	(23,918,571)	4,860,030	14,311,365	(4,796,934)	9,514,431
TA QS Investors Active Asset Allocation - Conservative Service Class	641,978	(2,328,835)	(1,686,857)	963,073	(2,044,012)	(1,080,939)
TA QS Investors Active Asset Allocation - Moderate Service Class	883,778	(5,350,747)	(4,466,969)	2,179,317	(3,380,845)	(1,201,528)
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	498,616	(3,350,240)	(2,851,624)	2,188,996	(2,925,237)	(736,241)
TA Small/Mid Cap Value Initial Class	875	(38,223)	(37,348)	14,331	(34,425)	(20,094)
TA Small/Mid Cap Value Service Class	385,856	(476,930)	(91,074)	538,823	(383,157)	155,666
TA T. Rowe Price Small Cap Initial Class	1,196	(13,909)	(12,713)	17,109	(91,842)	(74,733)
TA T. Rowe Price Small Cap Service Class	775,414	(895,581)	(120,167)	793,477	(678,016)	115,461
TA Torray Concentrated Growth Initial Class	6,317	(66,163)	(59,846)	—	(12,115)	(12,115)
TA Torray Concentrated Growth Service Class	76,214	(160,406)	(84,192)	402,833	(3,366,142)	(2,963,309)
TA TS&W International Equity Initial Class	3,613	(61,777)	(58,164)	7,160	(58,783)	(51,623)
TA TS&W International Equity Service Class	109,742	(73,980)	35,762	166,704	(105,070)	61,634
TA WMC US Growth Initial Class	2,508	(253,989)	(251,481)	37,565	(324,052)	(286,487)
TA WMC US Growth Service Class	497,992	(680,137)	(182,145)	4,341,572	(208,473)	4,133,099

42

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Vanguard® Equity Index	—	—	—	54,305	—	54,305
Vanguard® International	2,068	—	2,068	40,206	—	40,206
Vanguard® Mid-Cap Index	—	—	—	—	—	—
Vanguard® REIT Index	—	—	—	—	—	—
Vanguard® Short-Term Investment Grade	—	—	—	—	—	—
Vanguard® Total Bond Market Index	—	—	—	34,255	—	34,255
Voya Global Perspectives Class S Shares	—	—	—	—	—	—
Voya Large Cap Value Class S Shares	—	—	—	—	—	—
Voya Strategic Allocation Conservative Class S Shares	—	—	—	—	—	—
Voya Strategic Allocation Moderate Class S Shares	—	—	—	—	—	—
Wanger International	—	—	—	—	—	—
Wanger USA	—	—	—	—	—	—

43

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
AB Balanced Wealth Strategy Class B Shares	$663,094	$(1,122,777)	$(459,683)	$672,013	$(401,153)	$270,860
AB Growth and Income Class B Shares	3,235,771	(1,285,863)	1,949,908	3,273,618	(1,328,177)	1,945,441
AB Large Cap Growth Class B Shares	—	(25,667)	(25,667)	4,227	(43,284)	(39,057)
American Funds - Asset Allocation Class 2 Shares	13,823,457	(3,038,945)	10,784,512	6,178,985	(3,715,861)	2,463,124
American Funds - Bond Class 2 Shares	6,230,611	(3,128,542)	3,102,069	3,853,350	(1,382,235)	2,471,115
American Funds - Growth Class 2 Shares	10,287,342	(6,413,443)	3,873,899	7,379,890	(3,999,181)	3,380,709
American Funds - Growth-Income Class 2 Shares	6,463,314	(3,725,490)	2,737,824	5,528,780	(2,563,296)	2,965,484
American Funds - International Class 2 Shares	3,118,293	(2,038,238)	1,080,055	4,797,738	(9,264,353)	(4,466,615)
Fidelity® VIP Balanced Service Class 2	4,198,887	(5,180,176)	(981,289)	5,797,208	(2,806,940)	2,990,268
Fidelity® VIP Contrafund® Initial Class	21,319	(22,478)	(1,159)	—	—	—
Fidelity® VIP Contrafund® Service Class 2	9,073,128	(6,958,149)	2,114,979	13,399,906	(16,672,881)	(3,272,975)
Fidelity® VIP Equity-Income Service Class 2	—	(156,539)	(156,539)	15,771	(138,257)	(122,486)
Fidelity® VIP Growth Service Class 2	—	(39,507)	(39,507)	—	(42,353)	(42,353)
Fidelity® VIP Growth Opportunities Service Class 2	—	(65)	(65)	—	(63)	(63)
Fidelity® VIP Mid Cap Initial Class	—	—	—	—	—	—
Fidelity® VIP Mid Cap Service Class 2	6,341,181	(5,241,645)	1,099,536	13,091,094	(3,557,112)	9,533,982
Fidelity® VIP Value Strategies Initial Class	—	(4)	(4)	—	(4)	(4)
Fidelity® VIP Value Strategies Service Class 2	3,422,440	(2,721,967)	700,473	2,999,865	(7,889,184)	(4,889,319)
Franklin Founding Funds Allocation Class 4 Shares	95,690	(445,235)	(349,545)	106,742	(909,338)	(802,596)
Franklin Income Class 2 Shares	16,638	(582,158)	(565,520)	63,222	(4,788,448)	(4,725,226)
Franklin Mutual Shares Class 2 Shares	—	(121,268)	(121,268)	5,487	(39,662)	(34,175)
Franklin Templeton Foreign Class 2 Shares	137	(134,969)	(134,832)	19,495	(345,872)	(326,377)
Invesco V.I. American Franchise Series II Shares	—	(1,456)	(1,456)	—	(2,648)	(2,648)
Invesco V.I. Value Opportunities Series II Shares	—	(17,824)	(17,824)	—	(18,706)	(18,706)
Janus Aspen - Enterprise Service Shares	—	(13,685)	(13,685)	—	(25,259)	(25,259)
Janus Aspen - Global Research Service Shares	—	(11,668)	(11,668)	3,239	(16,364)	(13,125)
Janus Aspen - Perkins Mid Cap Value Service Shares	—	(70)	(70)	—	(74)	(74)

44

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
JPMorgan Insurance Trust Core Bond Class 1 Shares	$—	$(105,045)	$(105,045)	$23,474	$(79,092)	$(55,618)
JPMorgan Insurance Trust Mid Cap Value Class 1 Shares	—	(2)	(2)	—	—	—
JPMorgan Insurance Trust Small Cap Core Class 1 Shares	—	(138)	(138)	—	(140)	(140)
JPMorgan Insurance Trust U.S. Equity Class 1 Shares	—	(897)	(897)	—	(848)	(848)
MFS® New Discovery Service Class	32,930	(269,553)	(236,623)	31,587	(377,592)	(346,005)
MFS® Total Return Service Class	2,943	(102,528)	(99,585)	9,266	(92,581)	(83,315)
State Street Total Return V.I.S. Class 3 Shares	677,481	(305,267)	372,214	224,958	(358,779)	(133,821)
TA AB Dynamic Allocation Initial Class	316	(7,744)	(7,428)	568	(1,154)	(586)
TA AB Dynamic Allocation Service Class	4,724,624	(3,585,236)	1,139,388	4,118,979	(2,670,710)	1,448,269
TA Aegon Government Money Market Initial Class	207,910	(271,045)	(63,135)	129,424	(156,131)	(26,707)
TA Aegon Government Money Market Service Class	63,422,657	(73,973,658)	(10,551,001)	63,775,617	(78,570,105)	(14,794,488)
TA Aegon High Yield Bond Initial Class	43	(34,531)	(34,488)	10,135	(39,025)	(28,890)
TA Aegon High Yield Bond Service Class	1,675,467	(1,642,575)	32,892	1,310,297	(982,745)	327,552
TA Aegon U.S. Government Securities Initial Class	232,518	(280,143)	(47,625)	—	(60,625)	(60,625)
TA Aegon U.S. Government Securities Service Class	60,580,449	(58,189,879)	2,390,570	76,669,085	(37,393,643)	39,275,442
TA American Funds Managed Risk - Balanced Service Class	19,771,350	(3,311,809)	16,459,541	9,560,249	(154,571)	9,405,678
TA Asset Allocation - Conservative Initial Class	—	1	1	—	(42,340)	(42,340)
TA Asset Allocation - Conservative Service Class	8,071,863	(13,684,185)	(5,612,322)	13,926,962	(8,752,407)	5,174,555
TA Asset Allocation - Growth Initial Class	—	(90,035)	(90,035)	—	(1,158)	(1,158)
TA Asset Allocation - Growth Service Class	1,816,498	(1,284,965)	531,533	1,682,035	(1,433,740)	248,295
TA Asset Allocation - Moderate Initial Class	88,926	(25,037)	63,889	—	(54,588)	(54,588)
TA Asset Allocation - Moderate Service Class	21,024,000	(29,234,994)	(8,210,994)	28,839,972	(27,663,003)	1,176,969
TA Asset Allocation - Moderate Growth Initial Class	98,778	(456)	98,322	—	(65,800)	(65,800)
TA Asset Allocation - Moderate Growth Service Class	20,014,929	(18,309,404)	1,705,525	27,430,690	(18,904,690)	8,526,000
TA Barrow Hanley Dividend Focused Initial Class	11,866	(624,968)	(613,102)	24,823	(423,885)	(399,062)
TA Barrow Hanley Dividend Focused Service Class	7,165,446	(1,950,510)	5,214,936	8,014,494	(1,061,331)	6,953,163
TA BlackRock Equity Smart Beta 100 Service Class	1,136,496	(23,679)	1,112,817	—	—	—

45

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA BlackRock Global Allocation Service Class	$14,561,528	$(10,793,042)	$3,768,486	$8,502,446	$(7,358,944)	$1,143,502
TA BlackRock Global Allocation Managed Risk - Balanced Service Class	6,286,807	(2,380,242)	3,906,565	3,555,309	(128,539)	3,426,770
TA BlackRock Global Allocation Managed Risk - Growth Service Class	3,743,586	(932,691)	2,810,895	4,838,720	(56,182)	4,782,538
TA BlackRock Smart Beta 50 Service Class	3,660,467	(118,418)	3,542,049	—	—	—
TA BlackRock Smart Beta 75 Service Class	835,365	(1,139)	834,226	—	—	—
TA BlackRock Tactical Allocation Service Class	11,186,337	(8,359,899)	2,826,438	16,166,252	(7,762,021)	8,404,231
TA Clarion Global Real Estate Securities Initial Class	—	(1,100)	(1,100)	4,573	(19,575)	(15,002)
TA Clarion Global Real Estate Securities Service Class	1,149,805	(1,147,787)	2,018	1,726,605	(1,168,694)	557,911
TA International Moderate Growth Service Class	5,376,515	(6,827,207)	(1,450,692)	14,476,342	(5,014,853)	9,461,489
TA Janus Balanced Service Class	23,201,972	(9,031,220)	14,170,752	19,500,217	(3,497,702)	16,002,515
TA Janus Mid-Cap Growth Initial Class	17,694	(1,972)	15,722	7,871	(12,960)	(5,089)
TA Janus Mid-Cap Growth Service Class	927,983	(1,038,381)	(110,398)	1,079,453	(1,132,886)	(53,433)
TA Jennison Growth Initial Class	45,868	(538,271)	(492,403)	74,264	(338,456)	(264,192)
TA Jennison Growth Service Class	4,228,337	(6,030,360)	(1,802,023)	6,526,674	(1,871,059)	4,655,615
TA JPMorgan Core Bond Service Class	11,003,531	(3,393,918)	7,609,613	7,107,637	(1,949,337)	5,158,300
TA JPMorgan Enhanced Index Initial Class	20,022	(103,671)	(83,649)	66,529	(79,530)	(13,001)
TA JPMorgan Enhanced Index Service Class	2,987,674	(705,118)	2,282,556	432,964	(512,154)	(79,190)
TA JPMorgan Mid Cap Value Service Class	7,850,004	(4,839,822)	3,010,182	4,973,926	(3,538,022)	1,435,904
TA JPMorgan Tactical Allocation Service Class	17,761,184	(6,388,660)	11,372,524	24,463,531	(3,873,353)	20,590,178
TA Legg Mason Dynamic Allocation - Balanced Service Class	18,520,942	(13,532,656)	4,988,286	44,448,252	(5,199,622)	39,248,630
TA Legg Mason Dynamic Allocation - Growth Service Class	10,419,861	(12,819,994)	(2,400,133)	32,345,606	(4,306,038)	28,039,568
TA Managed Risk - Balanced ETF Service Class	43,292,920	(47,232,335)	(3,939,415)	128,775,608	(25,094,107)	103,681,501
TA Managed Risk - Conservative ETF Service Class	17,758,530	(17,783,569)	(25,039)	23,020,243	(13,061,806)	9,958,437
TA Managed Risk - Growth ETF Service Class	49,705,298	(45,776,900)	3,928,398	78,008,631	(47,974,681)	30,033,950
TA Market Participation Strategy Service Class	6,765,167	(4,719,402)	2,045,765	7,537,155	(2,666,817)	4,870,338
TA MFS International Equity Initial Class	5,487	(15,522)	(10,035)	9,794	(3,375)	6,419

46

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA MFS International Equity Service Class	$3,365,585	$(2,189,940)	$1,175,645	$9,987,411	$(912,277)	$9,075,134
TA Morgan Stanley Capital Growth Initial Class	21,655	(34,906)	(13,251)	29,675	(26,152)	3,523
TA Morgan Stanley Capital Growth Service Class	2,592,048	(933,640)	1,658,408	1,265,945	(671,138)	594,807
TA Multi-Managed Balanced Initial Class	26,250	(52,507)	(26,257)	—	1	1
TA Multi-Managed Balanced Service Class	70,565,035	(3,375,952)	67,189,083	4,892,827	(1,254,065)	3,638,762
TA Multi-Manager Alternative Strategies Service Class	79,775	(5,915)	73,860	115,296	(1,823)	113,473
TA PIMCO Tactical - Balanced Service Class	7,420,343	(3,645,854)	3,774,489	5,650,309	(2,041,524)	3,608,785
TA PIMCO Tactical - Conservative Service Class	10,591,839	(3,537,875)	7,053,964	9,828,648	(2,684,186)	7,144,462
TA PIMCO Tactical - Growth Service Class	7,507,783	(6,534,388)	973,395	16,090,501	(2,322,961)	13,767,540
TA PIMCO Total Return Initial Class	208,538	(221,057)	(12,519)	13,067	(110,486)	(97,419)
TA PIMCO Total Return Service Class	15,268,543	(10,483,546)	4,784,997	15,087,351	(10,948,054)	4,139,297
TA PineBridge Inflation Opportunities Service Class	2,256,416	(2,034,239)	222,177	2,520,313	(2,486,711)	33,602
TA ProFunds UltraBear Service Class (OAM)	2,438,408	(1,800,267)	638,141	1,323,194	(410,952)	912,242
TA QS Investors Active Asset Allocation - Conservative Service Class	3,368,386	(5,170,147)	(1,801,761)	6,375,209	(3,184,839)	3,190,370
TA QS Investors Active Asset Allocation - Moderate Service Class	5,611,464	(12,500,755)	(6,889,291)	14,552,000	(8,879,707)	5,672,293
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	3,135,792	(9,043,095)	(5,907,303)	16,072,453	(7,524,115)	8,548,338
TA Small/Mid Cap Value Initial Class	12,125	(406,113)	(393,988)	175,037	(317,432)	(142,395)
TA Small/Mid Cap Value Service Class	1,984,453	(1,402,001)	582,452	2,016,740	(1,094,200)	922,540
TA T. Rowe Price Small Cap Initial Class	6,801	(26,850)	(20,049)	139,818	(185,651)	(45,833)
TA T. Rowe Price Small Cap Service Class	7,755,524	(4,922,906)	2,832,618	6,003,982	(3,480,907)	2,523,075
TA Torray Concentrated Growth Initial Class	36,527	(353,690)	(317,163)	—	(69,038)	(69,038)
TA Torray Concentrated Growth Service Class	479,755	(519,329)	(39,574)	1,382,423	(8,583,646)	(7,201,223)
TA TS&W International Equity Initial Class	25,149	(124,668)	(99,519)	15,588	(128,844)	(113,256)
TA TS&W International Equity Service Class	377,469	(297,454)	80,015	1,272,999	(440,362)	832,637
TA WMC US Growth Initial Class	3,194	(338,336)	(335,142)	51,076	(443,861)	(392,785)

47

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2016			Year Ended December 31, 2015
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA WMC US Growth Service Class	$3,552,465	$(1,949,211)	$1,603,254	$12,292,506	$(820,654)	$11,471,852
Vanguard® Equity Index	—	—	—	707,208	—	707,208
Vanguard® International	21,999	3	22,002	442,005	—	442,005
Vanguard® Mid-Cap Index	—	—	—	—	—	—
Vanguard® REIT Index	—	—	—	—	—	—
Vanguard® Short-Term Investment Grade	—	—	—	—	—	—
Vanguard® Total Bond Market Index	—	(1)	(1)	353,604	—	353,604
Voya Global Perspectives Class S Shares	—	—	—	—	—	—
Voya Large Cap Value Class S Shares	—	—	—	—	—	—
Voya Strategic Allocation Conservative Class S Shares	—	—	—	—	—	—
Voya Strategic Allocation Moderate Class S Shares	—	—	—	—	—	—
Wanger International	—	—	—	—	—	—
Wanger USA	—	—	—	—	—	—

48

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AB Balanced Wealth Strategy Class B Shares
12/31/2016	2,023,694	$12.01	to	$11.35	$4,215,929	1.84%	0.65%	to	2.20%	3.77%	to	2.18%
12/31/2015	2,341,162	11.58	to	11.11	4,557,024	2.04	0.65	to	2.20	0.64	to	(0.91)
12/31/2014	2,304,500	11.51	to	11.21	4,312,479	2.49	0.65	to	2.20	6.42	to	4.78
12/31/2013	2,238,170	1.66	to	1.60	3,726,476	2.29	1.35	to	2.15	14.72	to	13.83
12/31/2012	2,041,079	1.03	to	1.40	2,914,759	1.93	0.65	to	2.15	11.86	to	10.98
AB Growth and Income Class B Shares
12/31/2016	5,510,413	14.43	to	13.87	17,846,053	0.86	0.90	to	2.00	10.08	to	8.88
12/31/2015	5,217,993	13.11	to	12.74	14,390,342	1.24	0.90	to	2.00	0.52	to	(0.58)
12/31/2014	5,064,436	13.04	to	12.81	12,486,991	1.19	0.90	to	2.00	8.31	to	7.13
12/31/2013	4,585,573	1.48	to	1.69	8,677,657	1.03	1.15	to	1.95	33.06	to	32.02
12/31/2012	3,598,175	1.11	to	1.28	4,938,122	1.85	1.15	to	1.95	15.90	to	14.99
AB Large Cap Growth Class B Shares
12/31/2016	217,408	2.02	to	1.99	447,199	—	1.15	to	1.95	1.19	to	0.40
12/31/2015	229,886	2.00	to	1.99	468,281	—	1.15	to	1.95	9.59	to	8.74
12/31/2014	251,314	1.82	to	1.83	465,125	—	1.15	to	1.95	12.54	to	11.66
12/31/2013	327,977	1.62	to	1.64	527,598	—	1.15	to	1.95	35.44	to	34.38
12/31/2012	398,027	1.20	to	1.22	474,803	0.03	1.15	to	1.95	15.37	to	14.46
American Funds—Asset Allocation Class 2 Shares
12/31/2016	17,001,645	12.88	to	12.16	45,745,822	1.86	0.75	to	2.30	8.59	to	6.93
12/31/2015	15,909,527	11.86	to	11.38	32,340,462	1.68	0.75	to	2.30	0.64	to	(0.91)
12/31/2014	16,361,256	11.78	to	11.48	30,134,635	1.61	0.75	to	2.30	4.61	to	3.00
12/31/2013	14,533,866	1.56	to	1.51	23,115,662	1.55	1.45	to	2.25	21.92	to	20.97
12/31/2012	11,140,953	1.08	to	1.25	14,119,666	2.12	0.75	to	2.25	14.52	to	13.62
American Funds—Bond Class 2 Shares
12/31/2016	5,550,075	10.24	to	9.68	15,744,768	1.72	0.75	to	2.30	2.18	to	0.61
12/31/2015	5,462,357	10.03	to	9.62	12,577,030	1.79	0.75	to	2.30	(0.47)	to	(2.01)
12/31/2014	5,446,189	10.07	to	9.82	10,292,485	2.38	0.75	to	2.30	4.49	to	2.88
12/31/2013	4,887,114	1.09	to	1.06	6,408,763	2.06	1.45	to	2.25	(3.56)	to	(4.31)
12/31/2012	3,780,187	1.08	to	1.11	4,240,313	2.90	0.75	to	2.25	3.86	to	3.04
American Funds—Growth Class 2 Shares
12/31/2016	5,791,039	14.77	to	13.95	30,774,870	0.86	0.75	to	2.30	8.67	to	7.01
12/31/2015	5,846,107	13.59	to	13.04	25,212,890	0.64	0.75	to	2.30	6.06	to	4.43
12/31/2014	5,807,414	12.81	to	12.49	20,881,031	1.26	0.75	to	2.30	7.70	to	6.04
12/31/2013	3,642,635	1.65	to	1.60	7,965,095	1.03	1.45	to	2.25	28.24	to	27.24
12/31/2012	2,131,151	1.02	to	1.26	2,708,329	0.82	0.75	to	2.25	16.20	to	15.28
American Funds—Growth-Income Class 2 Shares
12/31/2016	6,196,880	14.69	to	13.88	24,020,712	1.60	0.75	to	2.30	10.69	to	8.99
12/31/2015	6,078,747	13.27	to	12.73	19,534,129	1.37	0.75	to	2.30	0.70	to	(0.85)
12/31/2014	5,669,604	13.18	to	12.84	16,812,248	1.51	0.75	to	2.30	9.81	to	8.12
12/31/2013	4,007,265	1.63	to	1.58	8,516,932	1.73	1.45	to	2.25	31.59	to	30.56
12/31/2012	1,453,518	1.06	to	1.21	1,779,957	2.21	0.75	to	2.25	15.80	to	14.88
American Funds—International Class 2 Shares
12/31/2016	4,168,809	10.66	to	10.07	11,475,849	1.49	0.75	to	2.30	2.76	to	1.18
12/31/2015	4,190,015	10.37	to	9.95	10,292,784	1.11	0.75	to	2.30	(5.24)	to	(6.70)
12/31/2014	9,289,276	10.94	to	10.66	15,825,063	1.58	0.75	to	2.30	(3.38)	to	(4.87)
12/31/2013	8,123,217	1.23	to	1.19	11,020,474	1.54	1.45	to	2.25	19.90	to	18.96
12/31/2012	3,947,848	0.91	to	1.00	3,992,382	1.87	0.75	to	2.25	16.21	to	15.30

49

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity® VIP Balanced Service Class 2
12/31/2016	9,610,359	$13.02	to	$12.30	$21,131,382	1.13%	0.45%	to	2.00%	6.50%	to	4.87%
12/31/2015	10,652,231	12.22	to	11.73	20,942,222	1.38	0.45	to	2.00	(0.09)	to	(1.63)
12/31/2014	10,374,254	12.23	to	11.92	18,248,581	1.52	0.45	to	2.00	9.52	to	7.84
12/31/2013	9,648,516	1.35	to	1.29	13,499,758	1.37	1.15	to	1.95	17.93	to	17.00
12/31/2012	9,447,576	1.18	to	1.10	10,651,429	1.62	0.45	to	1.95	13.51	to	12.61
Fidelity® VIP Contrafund® Initial Class
12/31/2016	—	14.35	to	14.17	—	—	0.65	to	1.00	7.31	to	6.93
12/31/2015	—	13.38	to	13.25	—	—	0.65	to	1.00	0.02	to	(0.33)
12/31/2014	—	13.37	to	13.30	—	—	0.65	to	1.00	11.22	to	10.83
12/31/2013(1)	—	12.03	to	12.00	—	—	0.45	to	0.80	—	to	—
Fidelity® VIP Contrafund® Service Class 2
12/31/2016	6,870,488	14.09	to	13.54	34,500,882	0.67	0.90	to	2.00	6.77	to	5.60
12/31/2015	7,251,023	13.20	to	12.82	30,642,355	0.64	0.90	to	2.00	(0.48)	to	(1.57)
12/31/2014	10,107,714	13.26	to	13.02	34,518,197	1.00	0.90	to	2.00	10.65	to	9.44
12/31/2013	8,210,472	1.57	to	2.01	19,087,033	0.93	1.15	to	1.95	29.46	to	28.45
12/31/2012	4,107,844	1.22	to	1.57	6,453,894	1.30	1.15	to	1.95	14.81	to	13.91
Fidelity® VIP Equity-Income Service Class 2
12/31/2016	441,460	1.59	to	1.87	849,441	2.07	1.15	to	1.95	16.37	to	15.46
12/31/2015	522,920	1.37	to	1.62	881,845	2.83	1.15	to	1.95	(5.33)	to	(6.07)
12/31/2014	589,612	1.44	to	1.73	1,054,722	2.49	1.15	to	1.95	7.25	to	6.40
12/31/2013	656,829	1.35	to	1.62	1,096,377	2.19	1.15	to	1.95	26.37	to	25.38
12/31/2012	807,587	1.06	to	1.30	1,063,363	2.85	1.15	to	1.95	15.72	to	14.81
Fidelity® VIP Growth Service Class 2
12/31/2016	408,897	1.90	to	1.81	785,155	—	1.15	to	1.95	(0.59)	to	(1.37)
12/31/2015	427,939	1.91	to	1.83	832,825	0.03	1.15	to	1.95	5.69	to	4.86
12/31/2014	451,279	1.81	to	1.75	830,866	—	1.15	to	1.95	9.75	to	8.89
12/31/2013	483,216	1.65	to	1.61	810,427	0.04	1.15	to	1.95	34.45	to	33.40
12/31/2012	535,630	1.23	to	1.20	677,785	0.34	1.15	to	1.95	13.10	to	12.20
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2016	1,283	1.83	to	1.36	1,792	0.05	1.25	to	1.55	(1.17)	to	(1.46)
12/31/2015	1,328	1.85	to	1.38	1,880	0.00	1.25	to	1.55	4.04	to	3.74
12/31/2014	1,374	1.78	to	1.33	1,872	0.01	1.25	to	1.55	10.57	to	10.24
12/31/2013	1,420	1.61	to	1.21	1,753	0.06	1.25	to	1.55	35.84	to	35.44
12/31/2012	1,465	1.18	to	0.89	1,333	0.16	1.25	to	1.55	17.84	to	17.49
Fidelity® VIP Mid Cap Initial Class
12/31/2016	—	14.36	to	14.18	—	—	0.65	to	1.00	11.51	to	11.12
12/31/2015	—	12.88	to	12.76	—	—	0.65	to	1.00	(2.03)	to	(2.37)
12/31/2014	—	13.15	to	13.07	—	—	0.65	to	1.00	5.60	to	5.23
12/31/2013(1)	—	12.45	to	12.42	—	—	0.45	to	0.80	—	to	—
Fidelity® VIP Mid Cap Service Class 2
12/31/2016	5,297,560	14.09	to	13.54	27,980,216	0.34	0.90	to	2.00	10.92	to	9.71
12/31/2015	5,521,714	12.71	to	12.34	24,624,604	0.27	0.90	to	2.00	(2.51)	to	(3.58)
12/31/2014	3,544,494	13.03	to	12.80	16,020,401	0.03	0.90	to	2.00	5.08	to	3.93
12/31/2013	2,403,396	1.71	to	2.53	6,821,182	0.31	1.15	to	1.95	34.33	to	33.27
12/31/2012	2,903,033	1.27	to	1.90	6,046,828	0.55	1.15	to	1.95	13.25	to	12.36
Fidelity® VIP Value Strategies Initial Class
12/31/2016	1,731	13.17	to	13.00	22,793	1.16	0.65	to	1.00	8.91	to	8.54
12/31/2015	1,731	12.09	to	11.98	20,931	1.17	0.65	to	1.00	(3.62)	to	(3.95)
12/31/2014	1,732	12.54	to	12.47	21,720	1.06	0.65	to	1.00	6.10	to	5.73
12/31/2013(1)	1,732	11.82	to	11.79	20,474	2.62	0.45	to	0.80	—	to	—

50

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Fidelity® VIP Value Strategies Service Class 2
12/31/2016	2,168,759	$12.91	to	$12.41	$10,823,952	1.00%	0.90%	to	2.00%	8.30%	to	7.11%
12/31/2015	2,209,354	11.93	to	11.59	9,569,134	0.90	0.90	to	2.00	(4.06)	to	(5.11)
12/31/2014	4,363,341	12.43	to	12.21	15,028,804	1.33	0.90	to	2.00	5.56	to	4.40
12/31/2013	2,915,192	1.60	to	1.73	6,891,567	0.73	1.15	to	1.95	28.70	to	27.69
12/31/2012	1,121,443	1.24	to	1.36	1,912,777	0.44	1.15	to	1.95	25.61	to	24.62
Franklin Founding Funds Allocation Class 4 Shares
12/31/2016	1,941,404	1.95	to	1.83	3,694,259	3.71	1.30	to	2.10	11.48	to	10.61
12/31/2015	2,139,547	1.75	to	1.66	3,663,185	2.77	1.30	to	2.10	(7.44)	to	(8.17)
12/31/2014	2,570,942	1.89	to	1.80	4,770,440	2.69	1.30	to	2.10	1.43	to	0.64
12/31/2013	3,023,911	1.87	to	1.79	5,542,251	10.52	1.30	to	2.10	22.09	to	21.14
12/31/2012	3,389,714	1.03	to	1.48	5,106,586	2.60	0.60	to	2.10	13.69	to	12.79
Franklin Income Class 2 Shares
12/31/2016	2,549,956	1.37	to	1.27	3,477,568	4.92	1.15	to	1.95	12.73	to	11.85
12/31/2015	2,995,232	1.22	to	1.14	3,637,520	4.37	1.15	to	1.95	(8.11)	to	(8.83)
12/31/2014	6,650,565	1.33	to	1.25	8,687,407	4.96	1.15	to	1.95	3.43	to	2.61
12/31/2013	8,086,472	1.28	to	1.22	10,231,022	6.44	1.15	to	1.95	12.65	to	11.76
12/31/2012	9,333,469	1.14	to	1.09	10,518,336	6.22	1.15	to	1.95	11.37	to	10.49
Franklin Mutual Shares Class 2 Shares
12/31/2016	582,908	1.32	to	1.22	775,627	1.91	1.15	to	1.95	14.74	to	13.84
12/31/2015	686,274	1.15	to	1.07	795,342	3.09	1.15	to	1.95	(6.02)	to	(6.76)
12/31/2014	713,957	1.22	to	1.15	882,965	1.97	1.15	to	1.95	5.90	to	5.07
12/31/2013	785,500	1.15	to	1.09	918,292	2.05	1.15	to	1.95	26.80	to	25.81
12/31/2012	856,367	0.91	to	0.87	790,683	2.00	1.15	to	1.95	12.94	to	12.05
Franklin Templeton Foreign Class 2 Shares
12/31/2016	1,725,317	0.99	to	0.92	1,683,083	1.97	1.15	to	1.95	5.96	to	5.13
12/31/2015	1,871,388	0.93	to	0.87	1,727,313	3.20	1.15	to	1.95	(7.56)	to	(8.28)
12/31/2014	2,182,365	1.01	to	0.95	2,186,589	1.91	1.15	to	1.95	(12.14)	to	(12.83)
12/31/2013	2,585,791	1.15	to	1.09	2,954,460	2.47	1.15	to	1.95	21.57	to	20.62
12/31/2012	3,037,562	0.95	to	0.91	2,859,834	2.77	1.15	to	1.95	16.88	to	15.96
Invesco V.I. American Franchise Series II Shares
12/31/2016	125,436	1.49	to	1.44	183,985	—	1.15	to	1.95	0.86	to	0.07
12/31/2015	126,470	1.48	to	1.44	184,547	—	1.15	to	1.95	3.56	to	2.75
12/31/2014	128,301	1.43	to	1.40	181,411	—	1.15	to	1.95	6.94	to	6.10
12/31/2013	130,187	1.33	to	1.32	172,729	0.25	1.15	to	1.95	38.21	to	37.12
12/31/2012(1)	131,302	0.97	to	0.96	126,490	—	1.15	to	1.95	—	to	—
Invesco V.I. Value Opportunities Series II Shares
12/31/2016	270,675	1.30	to	1.43	375,945	0.08	1.15	to	1.95	16.58	to	15.67
12/31/2015	284,360	1.12	to	1.24	341,515	2.29	1.15	to	1.95	(11.67)	to	(12.36)
12/31/2014	297,786	1.27	to	1.41	407,212	1.15	1.15	to	1.95	5.18	to	4.35
12/31/2013	312,482	1.20	to	1.35	406,761	1.21	1.15	to	1.95	31.76	to	30.72
12/31/2012	317,094	0.91	to	1.03	314,505	1.10	1.15	to	1.95	16.31	to	15.39
Janus Aspen—Enterprise Service Shares
12/31/2016	97,516	2.48	to	3.00	290,893	0.72	1.15	to	1.95	10.83	to	9.97
12/31/2015	101,617	2.24	to	2.73	275,800	0.76	1.15	to	1.95	2.59	to	1.78
12/31/2014	116,940	2.18	to	2.68	294,150	0.03	1.15	to	1.95	10.97	to	10.10
12/31/2013	128,083	1.96	to	2.43	288,077	0.36	1.15	to	1.95	30.54	to	29.51
12/31/2012	132,473	1.50	to	1.88	229,592	—	1.15	to	1.95	15.65	to	14.74
Janus Aspen—Global Research Service Shares
12/31/2016	289,631	1.43	to	1.43	395,561	0.95	1.15	to	1.95	0.66	to	(0.12)
12/31/2015	299,642	1.42	to	1.44	406,816	0.53	1.15	to	1.95	(3.64)	to	(4.40)
12/31/2014	308,504	1.48	to	1.50	436,369	0.94	1.15	to	1.95	5.96	to	5.13
12/31/2013	385,899	1.39	to	1.43	499,421	1.05	1.15	to	1.95	26.62	to	25.63
12/31/2012	436,257	1.10	to	1.14	447,699	0.76	1.15	to	1.95	18.49	to	17.56

51

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Janus Aspen—Perkins Mid Cap Value Service Shares
12/31/2016	1,004	$2.41	to	$2.29	$2,356	0.91%	1.25%	to	1.55%	17.30%	to	16.96%
12/31/2015	1,039	2.06	to	1.96	2,083	1.04	1.25	to	1.55	(4.88)	to	(5.16)
12/31/2014	1,075	2.16	to	2.07	2,268	3.34	1.25	to	1.55	7.10	to	6.78
12/31/2013	1,111	2.02	to	1.94	2,193	1.13	1.25	to	1.55	24.26	to	23.89
12/31/2012	1,147	1.62	to	1.56	1,823	0.85	1.25	to	1.55	9.42	to	9.09
JPMorgan Insurance Trust Core Bond Class 1 Shares
12/31/2016	417,140	1.27	to	1.21	525,026	2.65	1.25	to	1.95	0.86	to	0.17
12/31/2015	500,032	1.26	to	1.21	624,029	3.69	1.25	to	1.95	(0.13)	to	(0.81)
12/31/2014	544,722	1.27	to	1.22	681,481	3.84	1.25	to	1.95	3.62	to	2.91
12/31/2013	596,681	1.22	to	1.18	721,721	4.80	1.25	to	1.95	(2.69)	to	(3.35)
12/31/2012	691,572	1.26	to	1.22	861,359	4.47	1.25	to	1.95	4.02	to	3.31
JPMorgan Insurance Trust Mid Cap Value Class 1 Shares
12/31/2016	52,138	3.11	to	2.95	161,765	0.86	1.25	to	1.95	13.28	to	12.51
12/31/2015	52,138	2.75	to	2.62	142,851	0.99	1.25	to	1.95	(3.86)	to	(4.52)
12/31/2014	52,138	2.86	to	2.75	148,638	0.78	1.25	to	1.95	13.69	to	12.91
12/31/2013	52,141	2.51	to	2.43	130,801	1.00	1.25	to	1.95	30.67	to	29.77
12/31/2012	52,144	1.92	to	1.87	100,145	1.04	1.25	to	1.95	18.88	to	18.06
JPMorgan Insurance Trust Small Cap Core Class 1 Shares
12/31/2016	2,590	3.12	to	2.96	8,007	0.52	1.25	to	1.95	18.73	to	17.92
12/31/2015	2,637	2.63	to	2.51	6,877	0.14	1.25	to	1.95	(6.45)	to	(7.09)
12/31/2014	2,687	2.81	to	2.70	7,500	0.14	1.25	to	1.95	8.24	to	7.50
12/31/2013	2,738	2.60	to	2.52	7,070	0.77	1.25	to	1.95	40.54	to	39.58
12/31/2012	7,078	1.85	to	1.80	13,016	0.20	1.25	to	1.95	18.24	to	17.43
JPMorgan Insurance Trust U.S. Equity Class 1 Shares
12/31/2016	25,556	2.82	to	2.68	71,808	0.98	1.25	to	1.95	9.57	to	8.82
12/31/2015	25,897	2.58	to	2.46	66,448	1.12	1.25	to	1.95	(0.38)	to	(1.07)
12/31/2014	26,225	2.59	to	2.49	67,588	0.91	1.25	to	1.95	12.50	to	11.72
12/31/2013	26,525	2.30	to	2.23	60,806	1.23	1.25	to	1.95	34.54	to	33.61
12/31/2012	26,813	1.71	to	1.67	45,715	1.48	1.25	to	1.95	16.19	to	15.38
MFS® New Discovery Service Class
12/31/2016	728,669	2.12	to	1.99	1,699,029	—	1.15	to	1.95	7.57	to	6.72
12/31/2015	840,975	1.98	to	1.86	1,819,446	—	1.15	to	1.95	(3.26)	to	(4.02)
12/31/2014	986,222	2.04	to	1.94	2,228,226	—	1.15	to	1.95	(8.55)	to	(9.26)
12/31/2013	2,827,122	2.23	to	2.14	7,243,325	—	1.15	to	1.95	39.61	to	38.52
12/31/2012	3,306,787	1.60	to	1.54	6,060,367	—	1.15	to	1.95	19.52	to	18.57
MFS® Total Return Service Class
12/31/2016	1,048,659	1.57	to	1.69	1,824,238	2.68	1.15	to	1.95	7.58	to	6.74
12/31/2015	1,107,681	1.46	to	1.58	1,794,787	2.37	1.15	to	1.95	(1.71)	to	(2.48)
12/31/2014	1,155,873	1.49	to	1.62	1,913,348	1.70	1.15	to	1.95	7.01	to	6.17
12/31/2013	1,224,187	1.39	to	1.53	1,903,955	1.63	1.15	to	1.95	17.39	to	16.47
12/31/2012	1,346,339	1.18	to	1.31	1,788,262	2.48	1.15	to	1.95	9.67	to	8.80
State Street Total Return V.I.S. Class 3 Shares
12/31/2016	1,363,223	11.59	to	10.95	2,313,919	1.77	0.65	to	2.20	5.39	to	3.78
12/31/2015	1,266,778	11.00	to	10.55	1,849,112	1.47	0.65	to	2.20	(1.98)	to	(3.49)
12/31/2014	1,449,643	11.22	to	10.94	2,041,207	1.51	0.65	to	2.20	4.39	to	2.79
12/31/2013	1,490,526	1.30	to	1.26	1,940,897	1.28	1.35	to	2.15	13.11	to	12.23
12/31/2012	1,479,898	1.02	to	1.12	1,683,942	1.64	0.65	to	2.15	10.75	to	9.88
TA Aegon High Yield Bond Initial Class
12/31/2016	36,425	11.43	to	1.85	98,517	5.97	0.45	to	1.90	14.83	to	13.20
12/31/2015	53,786	9.95	to	1.63	120,077	6.26	0.45	to	1.90	(4.65)	to	(6.01)
12/31/2014	67,661	10.44	to	1.74	155,404	5.46	0.45	to	1.90	3.51	to	2.04
12/31/2013	62,132	1.19	to	1.70	140,297	5.39	0.45	to	1.90	6.12	to	4.61
12/31/2012	86,074	1.66	to	1.63	164,087	6.02	0.45	to	1.90	15.91	to	15.17

52

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Aegon High Yield Bond Service Class
12/31/2016	2,268,819	$11.15	to	$10.71	$6,641,135	5.69%	0.90%	to	2.00%	13.97%	to	12.73%
12/31/2015	2,568,185	9.78	to	9.50	5,904,739	6.14	0.90	to	2.00	(5.16)	to	(6.19)
12/31/2014	2,664,043	10.31	to	10.13	5,933,436	5.62	0.90	to	2.00	2.68	to	1.55
12/31/2013	2,593,445	1.60	to	1.70	4,808,613	5.82	1.15	to	1.95	5.12	to	4.29
12/31/2012	1,977,400	1.52	to	1.63	3,311,088	5.53	1.15	to	1.95	15.76	to	14.85
TA Aegon Government Money Market Initial Class
12/31/2016	58,892	1.00	to	0.92	78,249	0.01	1.25	to	1.90	(1.22)	to	(1.85)
12/31/2015	106,547	1.02	to	0.94	143,537	0.01	1.25	to	1.90	(1.23)	to	(1.86)
12/31/2014	126,305	1.03	to	0.96	172,527	0.01	1.25	to	1.90	(1.23)	to	(1.86)
12/31/2013	268,180	1.04	to	0.97	371,427	0.01	1.25	to	1.90	(1.23)	to	(1.86)
12/31/2012	323,812	1.05	to	0.99	454,737	0.01	1.25	to	1.90	(1.24)	to	(1.87)
TA Aegon Government Money Market Service Class
12/31/2016	12,254,624	9.84	to	9.29	36,408,179	0.01	0.45	to	2.00	(0.44)	to	(1.97)
12/31/2015	10,390,576	9.88	to	9.48	47,562,444	0.01	0.45	to	2.00	(0.44)	to	(1.98)
12/31/2014	13,187,371	9.93	to	9.67	63,067,404	0.01	0.45	to	2.00	(0.44)	to	(1.98)
12/31/2013	19,530,196	0.99	to	0.95	41,003,054	—	0.45	to	1.95	(0.44)	to	(1.91)
12/31/2012	13,671,844	1.00	to	0.97	13,803,900	0.01	0.45	to	1.95	(0.99)	to	(1.92)
TA Aegon U.S. Government Securities Initial Class
12/31/2016	127,683	1.45	to	1.25	251,979	0.88	1.25	to	1.90	(0.93)	to	(1.56)
12/31/2015	153,991	1.46	to	1.27	307,218	2.22	1.25	to	1.90	(1.14)	to	(1.77)
12/31/2014	184,056	1.48	to	1.29	371,973	3.93	1.25	to	1.90	3.36	to	2.70
12/31/2013	200,641	1.43	to	1.26	392,878	2.36	1.25	to	1.90	(3.44)	to	(4.06)
12/31/2012	218,889	1.48	to	1.31	444,550	1.63	1.25	to	1.90	3.84	to	3.17
TA Aegon U.S. Government Securities Service Class
12/31/2016	19,883,084	9.90	to	9.36	72,397,578	0.44	0.45	to	2.00	(0.31)	to	(1.84)
12/31/2015	19,794,265	9.93	to	9.53	70,779,519	1.42	0.45	to	2.00	(0.62)	to	(2.15)
12/31/2014	14,098,292	10.00	to	9.74	32,526,271	3.72	0.45	to	2.00	3.95	to	2.35
12/31/2013	14,372,501	1.00	to	1.20	26,764,225	2.28	0.45	to	1.95	(2.92)	to	(4.35)
12/31/2012	22,228,708	1.25	to	1.27	28,835,995	1.70	0.45	to	1.95	3.82	to	2.85
TA American Funds Managed Risk—Balanced Service Class
12/31/2016	2,676,423	10.16	to	9.90	26,789,196	0.61	0.45	to	2.00	5.94	to	4.31
12/31/2015(1)	977,622	9.59	to	9.49	9,319,240	—	0.45	to	2.00	—	to	—
TA AB Dynamic Allocation Initial Class
12/31/2016	35,803	1.68	to	1.35	58,884	1.50	1.25	to	1.90	0.97	to	0.32
12/31/2015	40,362	1.66	to	1.35	65,845	1.27	1.25	to	1.90	(1.31)	to	(1.94)
12/31/2014	40,726	1.69	to	1.37	67,420	1.03	1.25	to	1.90	4.26	to	3.59
12/31/2013	41,058	1.62	to	1.32	65,291	1.17	1.25	to	1.90	5.86	to	5.19
12/31/2012	39,894	1.53	to	1.26	60,017	0.85	1.25	to	1.90	4.82	to	4.15
TA AB Dynamic Allocation Service Class
12/31/2016	8,614,962	10.78	to	10.19	22,289,282	1.25	0.45	to	2.00	1.53	to	(0.02)
12/31/2015	9,406,732	10.62	to	10.19	21,064,949	1.05	0.45	to	2.00	(0.87)	to	(2.39)
12/31/2014	10,378,014	10.71	to	10.44	20,046,123	0.83	0.45	to	2.00	4.88	to	3.27
12/31/2013	10,720,245	1.10	to	1.33	15,864,132	0.98	0.45	to	1.95	6.41	to	4.84
12/31/2012	9,833,210	1.12	to	1.27	12,209,061	0.75	0.45	to	1.95	4.59	to	3.76
TA Asset Allocation—Conservative Initial Class
12/31/2016	9,676	1.69	to	1.42	16,042	2.03	1.25	to	1.90	3.33	to	2.68
12/31/2015	9,676	1.64	to	1.38	15,547	2.66	1.25	to	1.90	(3.17)	to	(3.79)
12/31/2014	35,716	1.69	to	1.44	59,352	2.70	1.25	to	1.90	0.93	to	0.28
12/31/2013	35,716	1.68	to	1.43	58,894	3.83	1.25	to	1.90	8.02	to	7.33
12/31/2012	67,315	1.55	to	1.34	102,912	3.41	1.25	to	1.90	6.13	to	5.45

53

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Asset Allocation—Conservative Service Class
12/31/2016	23,849,251	$10.83	to	$10.23	$60,565,402	1.78%	0.45%	to	2.00%	3.84%	to	2.24%
12/31/2015	29,281,139	10.43	to	10.01	64,424,762	2.02	0.45	to	2.00	(2.58)	to	(4.08)
12/31/2014	31,677,104	10.70	to	10.43	61,576,298	2.49	0.45	to	2.00	1.49	to	(0.07)
12/31/2013	33,312,344	1.13	to	1.45	54,439,830	3.00	0.45	to	1.95	8.60	to	7.00
12/31/2012	31,209,493	1.04	to	1.35	43,570,834	3.07	0.45	to	1.95	5.97	to	5.14
TA Asset Allocation—Growth Initial Class
12/31/2016	30,761	1.84	to	1.61	55,366	1.27	1.25	to	1.90	4.77	to	4.10
12/31/2015	82,219	1.76	to	1.54	141,457	1.65	1.25	to	1.90	(3.14)	to	(3.76)
12/31/2014	82,871	1.81	to	1.61	147,420	2.36	1.25	to	1.90	1.46	to	0.81
12/31/2013	83,520	1.79	to	1.59	146,651	0.79	1.25	to	1.90	25.25	to	24.45
12/31/2012	45,481	1.43	to	1.28	63,855	1.29	1.25	to	1.90	11.20	to	10.49
TA Asset Allocation—Growth Service Class
12/31/2016	2,822,565	12.15	to	11.48	7,545,147	1.99	0.45	to	2.00	5.35	to	3.73
12/31/2015	3,005,299	11.53	to	11.06	6,787,813	1.48	0.45	to	2.00	(2.55)	to	(4.06)
12/31/2014	3,471,873	11.83	to	11.53	6,835,481	2.10	0.45	to	2.00	1.98	to	0.41
12/31/2013	3,835,267	1.32	to	1.63	6,095,272	1.03	0.45	to	1.95	25.82	to	23.97
12/31/2012	3,079,013	1.05	to	1.32	3,927,834	1.08	0.45	to	1.95	11.11	to	10.23
TA Asset Allocation—Moderate Initial Class
12/31/2016	513,502	1.80	to	1.53	903,679	2.32	1.25	to	1.90	4.26	to	3.60
12/31/2015	477,423	1.72	to	1.48	807,013	2.04	1.25	to	1.90	(3.43)	to	(4.05)
12/31/2014	508,985	1.79	to	1.54	892,285	2.15	1.25	to	1.90	1.50	to	0.85
12/31/2013	615,879	1.76	to	1.52	1,065,321	2.45	1.25	to	1.90	12.10	to	11.38
12/31/2012	625,757	1.57	to	1.37	967,012	2.67	1.25	to	1.90	8.08	to	7.39
TA Asset Allocation—Moderate Service Class
12/31/2016	104,593,983	11.17	to	10.56	281,768,454	1.96	0.45	to	2.00	4.78	to	3.18
12/31/2015	111,980,841	10.66	to	10.23	279,599,191	1.85	0.45	to	2.00	(2.91)	to	(4.41)
12/31/2014	119,812,391	10.98	to	10.70	289,657,459	2.15	0.45	to	2.00	2.15	to	0.58
12/31/2013	115,593,525	1.18	to	1.55	221,957,877	2.30	0.45	to	1.95	12.73	to	11.07
12/31/2012	96,011,691	1.05	to	1.39	141,669,166	2.66	0.45	to	1.95	7.86	to	7.01
TA Asset Allocation—Moderate Growth Initial Class
12/31/2016	211,341	1.85	to	1.59	387,179	2.10	1.25	to	1.90	5.23	to	4.57
12/31/2015	149,672	1.76	to	1.52	261,989	2.19	1.25	to	1.90	(3.44)	to	(4.06)
12/31/2014	186,731	1.82	to	1.59	337,554	2.82	1.25	to	1.90	1.31	to	0.66
12/31/2013	153,714	1.80	to	1.58	275,097	2.41	1.25	to	1.90	17.91	to	17.16
12/31/2012	214,324	1.52	to	1.35	324,237	2.46	1.25	to	1.90	9.27	to	8.57
TA Asset Allocation—Moderate Growth Service Class
12/31/2016	57,499,076	11.66	to	11.02	162,356,929	1.79	0.45	to	2.00	5.78	to	4.16
12/31/2015	61,880,963	11.02	to	10.58	153,403,905	2.01	0.45	to	2.00	(2.96)	to	(4.45)
12/31/2014	66,510,851	11.36	to	11.07	151,210,658	2.59	0.45	to	2.00	1.99	to	0.42
12/31/2013	68,282,174	1.24	to	1.61	128,458,358	2.12	0.45	to	1.95	18.51	to	16.77
12/31/2012	65,243,774	1.05	to	1.38	93,631,084	2.29	0.45	to	1.95	9.11	to	8.25
TA Barrow Hanley Dividend Focused Initial Class
12/31/2016	1,213,323	14.36	to	2.01	3,032,677	2.05	0.45	to	1.90	14.40	to	12.78
12/31/2015	1,486,892	12.55	to	1.78	3,270,068	1.89	0.45	to	1.90	(4.03)	to	(5.39)
12/31/2014	1,664,774	13.08	to	1.89	3,844,650	1.34	0.45	to	1.90	11.67	to	10.08
12/31/2013	1,867,664	1.37	to	1.71	3,838,988	2.31	0.45	to	1.90	29.66	to	27.82
12/31/2012	2,195,072	1.15	to	1.34	3,506,520	1.82	0.45	to	1.90	10.34	to	9.63
TA Barrow Hanley Dividend Focused Service Class
12/31/2016	5,972,559	13.98	to	13.44	19,563,340	2.20	0.90	to	2.00	13.57	to	12.33
12/31/2015	4,581,223	12.31	to	11.96	12,481,040	1.56	0.90	to	2.00	(4.69)	to	(5.74)
12/31/2014	2,227,705	12.92	to	12.69	6,012,268	1.25	0.90	to	2.00	10.93	to	9.72
12/31/2013	2,042,352	1.28	to	1.82	4,214,038	2.26	1.15	to	1.95	28.45	to	27.44
12/31/2012	5,187,651	1.00	to	1.43	7,871,863	1.74	1.15	to	1.95	10.20	to	9.33

54

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA BlackRock Equity Smart Beta 100 Service Class
12/31/2016(1)	107,409	$10.55	to	$10.43	$1,126,448	—%	0.45%	to	2.00%	—%	to	—%
TA BlackRock Global Allocation Service Class
12/31/2016	29,085,578	11.17	to	10.53	62,055,519	0.38	0.45	to	2.00	4.09	to	2.49
12/31/2015	32,066,493	10.73	to	10.28	56,381,328	1.72	0.45	to	2.00	(1.67)	to	(3.18)
12/31/2014	33,949,110	10.91	to	10.62	56,800,395	1.75	0.45	to	2.00	1.29	to	(0.36)
12/31/2013	36,030,640	1.18	to	1.47	55,988,891	1.13	0.45	to	2.05	13.92	to	12.13
12/31/2012	34,316,080	1.04	to	1.31	45,873,956	2.33	0.45	to	2.05	8.61	to	7.76
TA BlackRock Global Allocation Managed Risk—Balanced Service Class
12/31/2016	770,157	9.53	to	9.22	7,203,419	1.96	0.45	to	2.00	(0.08)	to	(1.61)
12/31/2015(1)	348,633	9.54	to	9.37	3,294,098	—	0.45	to	2.00	—	to	—
TA BlackRock Global Allocation Managed Risk—Growth Service Class
12/31/2016	802,785	9.28	to	8.98	7,315,682	2.25	0.45	to	2.00	(0.64)	to	(2.16)
12/31/2015(1)	491,576	9.34	to	9.18	4,545,309	—	0.45	to	2.00	—	to	—
TA BlackRock Smart Beta 50 Service Class
12/31/2016(1)	345,827	10.23	to	10.11	3,516,806	—	0.45	to	2.00	—	to	—
TA BlackRock Smart Beta 75 Service Class
12/31/2016(1)	81,476	10.30	to	10.18	833,826	—	0.45	to	2.00	—	to	—
TA BlackRock Tactical Allocation Service Class
12/31/2016	32,609,979	11.55	to	10.92	100,557,415	2.32	0.45	to	2.00	4.44	to	2.84
12/31/2015	33,725,251	11.06	to	10.61	94,383,584	1.78	0.45	to	2.00	(0.57)	to	(2.10)
12/31/2014	34,968,108	11.13	to	10.84	87,586,850	1.30	0.45	to	2.00	4.60	to	2.99
12/31/2013	33,268,265	1.18	to	1.59	66,492,168	1.34	0.45	to	1.95	11.84	to	10.20
12/31/2012	24,436,673	1.05	to	1.44	35,871,490	1.48	0.45	to	1.95	8.76	to	7.90
TA Clarion Global Real Estate Securities Initial Class
12/31/2016	8,553	10.37	to	2.01	22,037	1.76	0.45	to	1.90	0.17	to	(1.25)
12/31/2015	8,987	10.35	to	2.04	23,333	3.42	0.45	to	1.90	(1.05)	to	(2.46)
12/31/2014	14,673	10.46	to	2.09	38,903	1.46	0.45	to	1.90	13.06	to	11.45
12/31/2013	22,067	1.19	to	1.87	52,521	5.49	0.45	to	1.90	3.43	to	1.96
12/31/2012	22,372	1.39	to	1.84	51,946	3.56	0.45	to	1.90	23.70	to	22.91
TA Clarion Global Real Estate Securities Service Class
12/31/2016	1,703,876	10.11	to	9.72	5,721,454	1.43	0.90	to	2.00	(0.48)	to	(1.56)
12/31/2015	1,889,106	10.16	to	9.87	5,829,195	4.20	0.90	to	2.00	(1.76)	to	(2.83)
12/31/2014	2,083,565	10.34	to	10.16	5,463,539	1.36	0.90	to	2.00	12.28	to	11.05
12/31/2013	1,851,330	1.11	to	1.89	3,363,372	5.47	1.15	to	1.95	2.53	to	1.72
12/31/2012	1,368,300	1.08	to	1.85	2,269,443	3.57	1.15	to	1.95	23.55	to	22.58
TA International Moderate Growth Service Class
12/31/2016	19,645,357	10.32	to	9.75	41,499,204	1.87	0.45	to	2.00	0.62	to	(0.92)
12/31/2015	21,891,483	10.26	to	9.84	43,094,351	1.82	0.45	to	2.00	(2.32)	to	(3.83)
12/31/2014	21,845,760	10.50	to	10.23	35,391,209	2.15	0.45	to	2.00	(1.23)	to	(2.75)
12/31/2013	21,520,089	1.19	to	1.03	27,779,613	1.84	0.45	to	1.95	11.96	to	10.31
12/31/2012	18,158,917	1.06	to	0.94	17,563,626	2.83	0.45	to	1.95	11.20	to	10.32
TA Janus Balanced Service Class
12/31/2016	17,165,988	12.25	to	11.57	66,683,993	1.09	0.45	to	2.00	3.65	to	2.06
12/31/2015	14,140,653	11.82	to	11.34	50,716,781	0.83	0.45	to	2.00	(0.33)	to	(1.86)
12/31/2014	11,828,480	11.86	to	11.55	35,378,527	0.69	0.45	to	2.00	7.35	to	5.69
12/31/2013	9,040,332	1.26	to	1.12	15,597,184	0.70	0.45	to	1.95	18.49	to	16.74
12/31/2012	3,547,649	1.06	to	0.96	3,462,061	—	0.45	to	1.95	11.21	to	10.34
TA Janus Mid-Cap Growth Initial Class
12/31/2016	32,509	11.40	to	1.88	47,880	—	0.45	to	1.90	(2.48)	to	(3.87)
12/31/2015	24,339	11.69	to	1.95	33,445	—	0.45	to	1.90	(5.46)	to	(6.80)
12/31/2014	28,385	12.36	to	2.10	41,630	—	0.45	to	1.90	(0.43)	to	(1.85)
12/31/2013	36,941	1.39	to	2.14	54,906	0.81	0.45	to	1.90	38.52	to	36.55
12/31/2012	38,621	1.58	to	1.56	41,828	—	0.45	to	1.90	7.73	to	7.04

55

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Janus Mid-Cap Growth Service Class
12/31/2016	1,076,773	$11.10	to	$10.67	$3,562,151	—%	0.90%	to	2.00%	(3.18)%	to	(4.23)%
12/31/2015	1,283,293	11.47	to	11.14	3,821,907	—	0.90	to	2.00	(6.11)	to	(7.14)
12/31/2014	1,405,002	12.21	to	12.00	4,158,692	—	0.90	to	2.00	(1.15)	to	(2.24)
12/31/2013	1,427,218	2.03	to	2.02	3,367,567	0.60	1.15	to	1.95	37.25	to	36.17
12/31/2012	1,851,803	1.48	to	1.49	2,936,120	—	1.15	to	1.95	7.53	to	6.68
TA Jennison Growth Initial Class
12/31/2016	840,949	15.07	to	2.13	1,422,270	—	0.45	to	1.90	(2.09)	to	(3.48)
12/31/2015	1,148,264	15.39	to	2.20	2,001,597	—	0.45	to	1.90	10.90	to	9.33
12/31/2014	1,307,658	13.88	to	2.01	2,074,564	—	0.45	to	1.90	9.46	to	7.91
12/31/2013	1,426,689	1.46	to	1.87	2,088,334	0.26	0.45	to	1.90	37.09	to	35.14
12/31/2012	1,707,271	1.35	to	1.38	1,840,076	0.07	0.45	to	1.90	14.33	to	13.60
TA Jennison Growth Service Class
12/31/2016	4,656,507	14.68	to	14.11	16,155,829	—	0.90	to	2.00	(2.78)	to	(3.84)
12/31/2015	5,878,652	15.10	to	14.67	18,662,985	—	0.90	to	2.00	10.12	to	8.91
12/31/2014	4,747,106	13.72	to	13.47	12,818,115	—	0.90	to	2.00	8.81	to	7.62
12/31/2013	4,408,276	1.78	to	1.85	9,292,701	0.07	1.15	to	1.95	35.74	to	34.67
12/31/2012	3,985,152	1.31	to	1.37	5,977,859	—	1.15	to	1.95	14.09	to	13.19
TA JPMorgan Core Bond Service Class
12/31/2016	9,984,860	10.27	to	9.70	27,671,195	1.90	0.45	to	2.00	1.60	to	0.04
12/31/2015	9,485,030	10.10	to	9.70	20,112,573	1.87	0.45	to	2.00	(0.11)	to	(1.65)
12/31/2014	8,490,749	10.12	to	9.86	15,198,187	1.95	0.45	to	2.00	4.63	to	3.02
12/31/2013	5,404,361	1.01	to	1.03	7,409,619	2.83	0.45	to	1.95	(2.57)	to	(4.00)
12/31/2012	4,215,614	1.10	to	1.07	4,541,364	2.84	0.45	to	1.95	3.56	to	2.74
TA JPMorgan Enhanced Index Initial Class
12/31/2016	206,326	14.85	to	2.00	610,859	0.39	0.45	to	1.90	10.85	to	9.28
12/31/2015	236,425	13.40	to	1.83	634,049	0.97	0.45	to	1.90	(0.52)	to	(1.94)
12/31/2014	261,524	13.47	to	1.86	655,455	0.80	0.45	to	1.90	13.67	to	12.06
12/31/2013	244,348	1.45	to	1.66	541,382	0.64	0.45	to	1.90	31.92	to	30.05
12/31/2012	260,637	1.29	to	1.28	442,008	1.21	0.45	to	1.90	14.91	to	14.17
TA JPMorgan Enhanced Index Service Class
12/31/2016	466,902	14.48	to	13.92	4,419,905	0.16	0.90	to	2.00	10.13	to	8.93
12/31/2015	378,610	13.15	to	12.78	1,978,768	0.81	0.90	to	2.00	(1.25)	to	(2.33)
12/31/2014	447,817	13.32	to	13.08	2,099,233	0.75	0.90	to	2.00	12.95	to	11.71
12/31/2013	223,242	1.54	to	1.71	448,924	0.53	1.15	to	1.95	30.63	to	29.61
12/31/2012	150,883	1.18	to	1.32	192,454	0.97	1.15	to	1.95	14.77	to	13.86
TA JPMorgan Mid Cap Value Service Class
12/31/2016	5,651,589	14.75	to	13.93	26,255,068	1.90	0.45	to	2.00	13.77	to	12.02
12/31/2015	5,733,005	12.96	to	12.44	20,803,900	0.76	0.45	to	2.00	(3.37)	to	(4.86)
12/31/2014	5,723,903	13.41	to	13.07	20,447,452	0.64	0.45	to	2.00	14.47	to	12.71
12/31/2013	4,415,296	1.49	to	1.88	10,486,357	0.38	0.45	to	1.95	30.88	to	28.95
12/31/2012	3,860,875	1.14	to	1.46	5,704,726	0.75	0.45	to	1.95	18.86	to	17.93
TA JPMorgan Tactical Allocation Service Class
12/31/2016	22,814,234	11.05	to	10.44	83,825,181	1.16	0.45	to	2.00	3.73	to	2.13
12/31/2015	22,739,979	10.65	to	10.22	70,466,542	1.14	0.45	to	2.00	(0.85)	to	(2.37)
12/31/2014	20,676,779	10.74	to	10.47	51,151,249	0.96	0.45	to	2.00	5.80	to	4.18
12/31/2013	19,949,918	1.10	to	1.08	30,794,952	1.02	0.45	to	1.95	4.82	to	3.28
12/31/2012	14,296,793	1.07	to	1.05	15,073,054	0.63	0.45	to	1.95	6.24	to	5.40
TA Legg Mason Dynamic Allocation—Balanced Service Class
12/31/2016	22,101,622	10.79	to	10.19	96,492,892	1.10	0.45	to	2.00	(1.11)	to	(2.63)
12/31/2015	24,115,700	10.91	to	10.47	93,488,870	0.91	0.45	to	2.00	(2.52)	to	(4.02)
12/31/2014	16,981,768	11.19	to	10.91	57,286,673	0.66	0.45	to	2.00	8.00	to	6.33
12/31/2013	14,019,229	1.08	to	1.08	26,970,451	0.21	0.45	to	1.95	8.88	to	7.28
12/31/2012(1)	4,608,121	1.02	to	1.01	4,653,300	—	0.45	to	1.95	—	to	—

56

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Legg Mason Dynamic Allocation—Growth Service Class
12/31/2016	15,446,885	$11.07	to	$10.46	$62,664,292	0.99%	0.45%	to	2.00%	(1.43)%	to	(2.94)%
12/31/2015	16,046,497	11.23	to	10.77	66,569,685	0.69	0.45	to	2.00	(3.38)	to	(4.87)
12/31/2014	12,452,814	11.62	to	11.33	41,526,468	0.57	0.45	to	2.00	7.69	to	6.04
12/31/2013	9,288,777	1.14	to	1.14	20,070,907	0.19	0.45	to	1.95	15.09	to	13.40
12/31/2012(1)	2,788,564	1.01	to	1.00	2,801,716	—	0.45	to	1.95	—	to	—
TA Managed Risk—Balanced ETF Service Class
12/31/2016	127,929,980	11.09	to	10.48	438,296,472	1.66	0.45	to	2.00	3.29	to	1.70
12/31/2015	140,114,274	10.74	to	10.30	432,034,799	1.30	0.45	to	2.00	(2.21)	to	(3.71)
12/31/2014	136,879,690	10.98	to	10.70	342,152,293	0.95	0.45	to	2.00	4.08	to	2.48
12/31/2013	129,881,636	1.16	to	1.17	209,472,792	1.09	0.45	to	1.95	10.93	to	9.30
12/31/2012	92,769,802	1.15	to	1.07	103,256,948	1.28	0.45	to	1.95	7.32	to	6.31
TA Managed Risk—Conservative ETF Service Class
12/31/2016	33,427,887	11.05	to	10.44	88,366,488	1.62	0.45	to	2.00	3.61	to	2.02
12/31/2015	37,681,242	10.67	to	10.24	86,100,597	1.49	0.45	to	2.00	(1.13)	to	(2.65)
12/31/2014	40,013,205	10.79	to	10.52	77,921,336	1.25	0.45	to	2.00	4.77	to	3.16
12/31/2013	35,123,308	1.11	to	1.19	52,461,737	1.34	0.45	to	1.95	6.99	to	5.41
12/31/2012	32,111,247	1.05	to	1.13	37,084,247	1.08	0.45	to	1.95	5.56	to	4.57
TA Managed Risk—Growth ETF Service Class
12/31/2016	122,841,558	11.43	to	10.80	354,352,467	1.66	0.45	to	2.00	4.20	to	2.60
12/31/2015	130,279,773	10.97	to	10.53	339,220,776	1.48	0.45	to	2.00	(3.95)	to	(5.43)
12/31/2014	139,255,241	11.42	to	11.13	326,832,308	1.06	0.45	to	2.00	3.51	to	1.91
12/31/2013	122,516,985	1.26	to	1.19	196,467,643	1.25	0.45	to	1.95	18.25	to	16.51
12/31/2012	79,318,618	1.10	to	1.02	84,454,388	1.65	0.45	to	1.95	10.44	to	9.41
TA Market Participation Strategy Service Class
12/31/2016	8,820,580	11.77	to	11.12	34,140,280	0.16	0.45	to	2.00	3.70	to	2.10
12/31/2015	8,065,884	11.35	to	10.89	31,264,212	—	0.45	to	2.00	(3.68)	to	(5.16)
12/31/2014	6,502,270	11.78	to	11.48	27,861,249	—	0.45	to	2.00	7.56	to	5.91
12/31/2013	4,873,843	1.13	to	1.11	12,392,847	—	0.45	to	1.95	13.78	to	12.11
12/31/2012(1)	728,061	0.99	to	0.99	720,954	—	0.45	to	1.95	—	to	—
TA MFS International Equity Initial Class
12/31/2016	46,174	10.48	to	1.57	61,836	1.54	0.45	to	1.90	(0.37)	to	(1.78)
12/31/2015	53,642	10.52	to	1.60	72,782	1.60	0.45	to	1.90	(0.37)	to	(1.79)
12/31/2014	49,145	10.56	to	1.63	67,563	0.96	0.45	to	1.90	(5.60)	to	(6.94)
12/31/2013	49,155	1.33	to	1.75	72,262	1.15	0.45	to	1.90	17.56	to	15.89
12/31/2012	49,166	1.43	to	1.51	62,062	1.64	0.45	to	1.90	20.64	to	19.87
TA MFS International Equity Service Class
12/31/2016	5,268,104	10.22	to	9.82	13,345,400	1.35	0.90	to	2.00	(1.03)	to	(2.11)
12/31/2015	5,061,054	10.33	to	10.03	12,388,616	1.27	0.90	to	2.00	(1.14)	to	(2.22)
12/31/2014	1,240,007	10.44	to	10.26	3,695,090	0.95	0.90	to	2.00	(6.26)	to	(7.28)
12/31/2013	995,804	1.35	to	1.83	2,398,959	1.15	1.15	to	1.95	16.43	to	15.52
12/31/2012	784,016	1.16	to	1.58	1,119,091	1.52	1.15	to	1.95	20.48	to	19.53
TA Morgan Stanley Capital Growth Initial Class
12/31/2016	28,129	2.11	to	2.05	63,699	—	1.25	to	1.90	(3.47)	to	(4.08)
12/31/2015	34,497	2.18	to	2.14	81,045	—	1.25	to	1.90	10.41	to	9.70
12/31/2014	33,027	1.98	to	1.95	70,381	—	1.25	to	1.90	4.70	to	4.03
12/31/2013	20,201	1.89	to	1.87	41,179	0.67	1.25	to	1.90	46.42	to	45.49
12/31/2012	20,240	1.29	to	1.29	28,219	—	1.25	to	1.90	14.11	to	13.38
TA Morgan Stanley Capital Growth Service Class
12/31/2016	641,141	15.30	to	14.71	3,709,725	—	0.90	to	2.00	(3.37)	to	(4.43)
12/31/2015	530,782	15.84	to	15.39	2,180,373	—	0.90	to	2.00	10.45	to	9.24
12/31/2014	487,574	14.34	to	14.09	1,461,885	—	0.90	to	2.00	4.84	to	3.69
12/31/2013	500,196	1.72	to	1.93	1,052,865	0.49	1.15	to	1.95	46.20	to	45.06
12/31/2012	465,486	1.18	to	1.33	630,426	—	1.15	to	1.95	13.89	to	12.99

57

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Multi-Managed Balanced Initial Class
12/31/2016	12,065	$2.35	to	$2.06	$27,775	1.18%	1.25%	to	1.90%	6.55%	to	5.87%
12/31/2015	23,192	2.21	to	1.95	50,184	1.37	1.25	to	1.90	(1.02)	to	(1.65)
12/31/2014	23,192	2.23	to	1.98	50,777	1.38	1.25	to	1.90	9.44	to	8.74
12/31/2013	23,192	2.04	to	1.82	46,465	1.58	1.25	to	1.90	16.63	to	15.89
12/31/2012	23,192	1.75	to	1.57	39,897	—	1.25	to	1.90	11.17	to	10.46
TA Multi-Managed Balanced Service Class
12/31/2016	12,471,373	12.82	to	12.11	83,405,643	1.01	0.45	to	2.00	7.16	to	5.51
12/31/2015	4,342,112	11.97	to	11.48	13,596,331	1.19	0.45	to	2.00	(0.51)	to	(2.04)
12/31/2014	4,141,602	12.03	to	11.72	10,150,180	1.24	0.45	to	2.00	10.00	to	8.31
12/31/2013	3,663,589	1.26	to	1.81	6,706,218	1.48	0.45	to	1.95	17.23	to	15.50
12/31/2012	2,836,668	1.31	to	1.57	4,481,180	1.45	0.45	to	1.95	11.11	to	10.24
TA Multi-Manager Alternative Strategies Service Class
12/31/2016	21,576	10.01	to	9.64	212,059	2.59	0.45	to	1.65	1.56	to	0.35
12/31/2015	13,978	9.85	to	9.60	136,414	0.36	0.45	to	1.65	(6.03)	to	(7.15)
12/31/2014	2,886	10.49	to	10.34	30,031	0.83	0.45	to	1.65	2.49	to	1.27
12/31/2013(1)	598	10.23	to	10.21	6,116	—	0.45	to	1.65	—	to	—
TA PIMCO Tactical—Balanced Service Class
12/31/2016	11,684,566	11.48	to	10.85	37,518,764	0.29	0.45	to	2.00	4.91	to	3.30
12/31/2015	11,441,634	10.95	to	10.50	32,381,298	—	0.45	to	2.00	(2.98)	to	(4.48)
12/31/2014	11,037,640	11.28	to	11.00	30,107,695	1.04	0.45	to	2.00	7.35	to	5.70
12/31/2013	9,401,250	1.10	to	0.99	16,381,046	0.59	0.45	to	1.95	11.35	to	9.71
12/31/2012	3,645,065	0.99	to	0.91	3,358,618	1.49	0.45	to	1.95	(0.17)	to	(0.96)
TA PIMCO Tactical—Conservative Service Class
12/31/2016	7,056,786	11.29	to	10.67	24,094,824	0.44	0.45	to	2.00	4.51	to	2.90
12/31/2015	6,127,329	10.80	to	10.36	16,490,590	0.31	0.45	to	2.00	(2.52)	to	(4.02)
12/31/2014	5,302,381	11.08	to	10.80	10,002,783	1.31	0.45	to	2.00	8.24	to	6.57
12/31/2013	3,388,194	1.07	to	0.94	4,859,792	0.67	0.45	to	1.95	7.67	to	6.09
12/31/2012	1,792,209	0.99	to	0.89	1,613,212	1.19	0.45	to	1.95	0.37	to	(0.43)
TA PIMCO Tactical—Growth Service Class
12/31/2016	7,608,963	11.55	to	10.91	30,537,277	—	0.45	to	2.00	4.40	to	2.80
12/31/2015	7,697,689	11.07	to	10.62	28,486,728	—	0.45	to	2.00	(3.89)	to	(5.37)
12/31/2014	6,170,132	11.51	to	11.22	15,981,612	1.80	0.45	to	2.00	5.92	to	4.29
12/31/2013	5,087,552	1.14	to	0.98	8,054,694	0.75	0.45	to	1.95	16.28	to	14.57
12/31/2012	1,751,213	0.98	to	0.85	1,512,853	0.41	0.45	to	1.95	(0.46)	to	(1.25)
TA PIMCO Total Return Initial Class
12/31/2016	173,971	1.64	to	1.39	279,735	3.25	1.25	to	1.90	1.45	to	0.80
12/31/2015	184,212	1.62	to	1.38	292,408	2.68	1.25	to	1.90	(0.55)	to	(1.19)
12/31/2014	244,451	1.63	to	1.40	390,765	1.82	1.25	to	1.90	3.38	to	2.72
12/31/2013	271,387	1.58	to	1.36	420,257	1.95	1.25	to	1.90	(3.75)	to	(4.36)
12/31/2012	344,743	1.64	to	1.42	555,485	3.95	1.25	to	1.90	6.22	to	5.53
TA PIMCO Total Return Service Class
12/31/2016	33,634,576	10.14	to	9.58	76,869,825	2.22	0.45	to	2.00	2.02	to	0.45
12/31/2015	35,901,430	9.94	to	9.53	71,428,468	2.62	0.45	to	2.00	0.07	to	(1.47)
12/31/2014	38,303,298	9.93	to	9.68	68,015,822	1.68	0.45	to	2.00	3.87	to	2.27
12/31/2013	45,280,868	1.02	to	1.33	65,446,075	2.05	0.45	to	1.95	(3.20)	to	(4.62)
12/31/2012	43,554,435	1.29	to	1.40	59,123,962	4.32	0.45	to	1.95	6.25	to	5.26
TA PineBridge Inflation Opportunities Service Class
12/31/2016	9,361,263	9.21	to	8.70	14,601,121	0.59	0.45	to	2.00	3.34	to	1.75
12/31/2015	10,242,463	8.91	to	8.55	14,060,193	1.26	0.45	to	2.00	(3.30)	to	(4.79)
12/31/2014	11,260,430	9.22	to	8.98	14,671,181	0.31	0.45	to	2.00	2.91	to	1.33
12/31/2013	13,261,771	0.94	to	0.98	14,478,869	0.34	0.45	to	1.95	(9.95)	to	(11.28)
12/31/2012	13,767,765	1.14	to	1.11	15,370,289	0.26	0.45	to	1.95	5.08	to	4.25

58

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA ProFunds UltraBear Service Class (OAM)
12/31/2016	18,800,019	$0.06	to	$0.06	$1,139,167	—%	1.00%	to	1.95%	(24.36)%	to	(25.04)%
12/31/2015	13,939,989	0.08	to	0.08	1,122,262	—	1.00	to	1.95	(8.20)	to	(9.05)
12/31/2014	4,425,558	0.09	to	0.09	390,086	—	1.00	to	1.95	(26.32)	to	(27.01)
12/31/2013	3,540,863	0.12	to	0.12	425,843	—	1.00	to	1.95	(45.65)	to	(46.16)
12/31/2012	17,756,040	0.67	to	0.22	3,953,441	—	0.45	to	1.95	(30.13)	to	(30.79)
TA QS Investors Active Asset Allocation—Moderate Service Class
12/31/2016	28,275,068	10.50	to	9.92	89,329,578	1.21	0.45	to	2.00	1.73	to	0.17
12/31/2015	32,742,037	10.32	to	9.90	95,406,942	0.98	0.45	to	2.00	(4.71)	to	(6.17)
12/31/2014	33,943,565	10.83	to	10.55	95,420,430	0.66	0.45	to	2.00	3.15	to	1.56
12/31/2013	31,068,876	1.16	to	1.11	56,227,242	0.55	0.45	to	1.95	10.62	to	8.99
12/31/2012	12,789,199	1.05	to	1.02	13,133,992	0.16	0.45	to	1.95	7.22	to	6.22
TA QS Investors Active Asset Allocation—Conservative Service Class
12/31/2016	9,783,495	10.50	to	9.92	25,125,769	1.26	0.45	to	2.00	2.19	to	0.62
12/31/2015	11,470,352	10.27	to	9.85	26,610,104	1.00	0.45	to	2.00	(2.80)	to	(4.29)
12/31/2014	12,551,291	10.57	to	10.30	24,423,931	1.05	0.45	to	2.00	3.14	to	1.55
12/31/2013	12,761,034	1.11	to	1.08	17,995,165	1.13	0.45	to	1.95	6.59	to	5.02
12/31/2012	9,990,889	1.05	to	1.02	10,318,056	0.42	0.45	to	1.95	5.72	to	4.73
TA QS Investors Active Asset Allocation—Moderate Growth Service Class
12/31/2016	15,556,628	10.52	to	9.94	53,011,793	1.06	0.45	to	2.00	1.51	to	(0.05)
12/31/2015	18,408,252	10.37	to	9.95	58,624,473	1.03	0.45	to	2.00	(6.95)	to	(8.39)
12/31/2014	19,144,493	11.14	to	10.86	55,073,814	0.82	0.45	to	2.00	2.76	to	1.18
12/31/2013	16,804,541	1.23	to	1.14	30,703,256	0.85	0.45	to	1.95	15.98	to	14.28
12/31/2012	9,243,757	1.06	to	1.00	9,309,067	0.75	0.45	to	1.95	9.85	to	8.82
TA Small/Mid Cap Value Initial Class
12/31/2016	320,871	15.02	to	11.90	3,209,500	0.76	0.45	to	1.55	20.58	to	19.28
12/31/2015	358,219	12.46	to	9.98	3,066,345	1.02	0.45	to	1.55	(2.95)	to	(4.00)
12/31/2014	378,313	12.83	to	10.39	3,330,797	0.79	0.45	to	1.55	4.75	to	3.62
12/31/2013	418,523	1.45	to	10.03	3,611,831	0.42	0.45	to	1.55	35.71	to	34.24
12/31/2012	492,637	1.39	to	7.47	3,142,391	0.54	0.45	to	1.55	14.94	to	14.60
TA Small/Mid Cap Value Service Class
12/31/2016	3,406,282	14.63	to	14.06	10,341,703	0.55	0.90	to	2.00	19.73	to	18.42
12/31/2015	3,497,356	12.22	to	11.87	8,150,627	0.82	0.90	to	2.00	(3.60)	to	(4.66)
12/31/2014	3,341,690	12.68	to	12.45	7,605,510	0.64	0.90	to	2.00	3.99	to	2.86
12/31/2013	2,199,252	1.79	to	1.70	4,056,739	0.29	1.15	to	1.95	34.49	to	33.44
12/31/2012	1,936,575	1.33	to	1.28	2,533,553	0.27	1.15	to	1.95	14.72	to	13.81
TA T. Rowe Price Small Cap Initial Class
12/31/2016	65,922	15.53	to	2.59	265,399	—	0.45	to	1.90	10.72	to	9.15
12/31/2015	78,635	14.03	to	2.38	261,501	—	0.45	to	1.90	1.97	to	0.52
12/31/2014	153,368	13.75	to	2.36	295,834	—	0.45	to	1.90	6.07	to	4.56
12/31/2013	180,817	1.51	to	2.26	331,926	0.07	0.45	to	1.90	43.42	to	41.39
12/31/2012	199,364	1.59	to	1.60	257,578	—	0.45	to	1.90	14.26	to	13.52
TA T. Rowe Price Small Cap Service Class
12/31/2016	5,742,239	15.14	to	14.55	29,755,780	—	0.90	to	2.00	10.01	to	8.81
12/31/2015	5,862,406	13.76	to	13.37	24,844,869	—	0.90	to	2.00	1.24	to	0.13
12/31/2014	5,746,945	13.60	to	13.35	22,421,531	—	0.90	to	2.00	5.29	to	4.14
12/31/2013	4,912,670	2.18	to	2.28	14,082,513	—	1.15	to	1.95	42.07	to	40.95
12/31/2012	4,271,914	1.53	to	1.62	7,692,095	—	1.15	to	1.95	14.09	to	13.19
TA Torray Concentrated Growth Initial Class
12/31/2016	240,921	13.70	to	2.05	1,386,531	0.46	0.45	to	1.90	6.26	to	4.75
12/31/2015	300,767	12.90	to	1.95	1,647,122	0.54	0.45	to	1.90	(2.01)	to	(3.41)
12/31/2014	312,882	13.16	to	2.02	1,765,697	0.86	0.45	to	1.90	9.50	to	7.94
12/31/2013	340,616	1.44	to	1.87	1,772,939	0.99	0.45	to	1.90	32.50	to	30.62
12/31/2012	441,843	1.43	to	1.44	1,719,363	0.84	0.45	to	1.90	15.68	to	14.94

59

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Torray Concentrated Growth Service Class
12/31/2016	854,672	$13.35	to	$12.83	$2,608,184	0.14%	0.90%	to	2.00%	5.52%	to	4.37%
12/31/2015	938,864	12.65	to	12.29	2,541,038	0.35	0.90	to	2.00	(2.72)	to	(3.78)
12/31/2014	3,902,173	13.00	to	12.77	9,918,986	0.70	0.90	to	2.00	8.76	to	7.57
12/31/2013	3,636,014	1.69	to	1.90	7,755,616	0.78	1.15	to	1.95	31.30	to	30.27
12/31/2012	3,035,386	1.29	to	1.46	4,696,125	0.99	1.15	to	1.95	15.49	to	14.58
TA TS&W International Equity Initial Class
12/31/2016	316,110	10.86	to	1.49	672,352	2.65	0.45	to	1.90	0.63	to	(0.80)
12/31/2015	374,274	10.80	to	1.50	777,937	2.98	0.45	to	1.90	0.86	to	(0.57)
12/31/2014	425,897	10.70	to	1.51	886,720	2.39	0.45	to	1.90	(5.61)	to	(6.95)
12/31/2013	486,627	1.35	to	1.62	1,084,356	2.29	0.45	to	1.90	23.79	to	22.03
12/31/2012	583,020	1.24	to	1.33	1,054,272	2.23	0.45	to	1.90	15.30	to	14.56
TA TS&W International Equity Service Class
12/31/2016	695,271	10.58	to	10.16	2,505,044	2.57	0.90	to	2.00	(0.13)	to	(1.22)
12/31/2015	659,509	10.59	to	10.29	2,459,651	3.18	0.90	to	2.00	0.13	to	(0.96)
12/31/2014	597,875	10.58	to	10.39	1,710,204	2.32	0.90	to	2.00	(6.23)	to	(7.25)
12/31/2013	559,458	1.21	to	1.73	1,151,493	2.21	1.15	to	1.95	22.66	to	21.70
12/31/2012	415,528	0.99	to	1.42	520,759	2.04	1.15	to	1.95	15.11	to	14.20
TA WMC US Growth Initial Class
12/31/2016	1,806,388	14.52	to	1.89	2,506,822	0.40	0.45	to	1.90	2.35	to	0.90
12/31/2015	2,057,869	14.19	to	1.87	2,814,938	0.71	0.45	to	1.90	6.37	to	4.86
12/31/2014	2,344,356	13.34	to	1.78	3,041,752	0.87	0.45	to	1.90	10.61	to	9.03
12/31/2013	2,741,240	1.36	to	1.64	3,277,307	1.03	0.45	to	1.90	31.87	to	30.00
12/31/2012	3,154,123	1.17	to	1.26	2,886,812	0.31	0.45	to	1.90	11.76	to	11.05
TA WMC US Growth Service Class
12/31/2016	4,989,273	14.15	to	13.60	16,149,242	0.17	0.90	to	2.00	1.62	to	0.52
12/31/2015	5,171,418	13.92	to	13.53	14,352,790	0.42	0.90	to	2.00	5.66	to	4.50
12/31/2014	1,038,319	13.18	to	12.94	2,909,622	0.69	0.90	to	2.00	9.84	to	8.64
12/31/2013	975,383	1.36	to	1.69	1,861,412	0.81	1.15	to	1.95	30.63	to	29.61
12/31/2012	778,449	1.04	to	1.31	1,097,644	0.12	1.15	to	1.95	11.57	to	10.69
Vanguard® Equity Index
12/31/2016	54,305	14.86	to	14.67	802,610	2.21	0.65	to	1.00	11.09	to	10.70
12/31/2015	54,305	13.38	to	13.25	723,578	1.78	0.65	to	1.00	0.61	to	0.26
12/31/2014	—	13.30	to	13.22	—	—	0.65	to	1.00	13	to	12.38
12/31/2013(1)	—	11.79	to	11.76	—	—	0.45	to	0.80	—	to	—
Vanguard® International
12/31/2016	42,274	10.87	to	10.73	457,069	1.41	0.65	to	1.00	1.22	to	0.87
12/31/2015	40,206	10.74	to	10.64	430,009	2.00	0.65	to	1.00	(1.41)	to	(1.76)
12/31/2014	—	10.89	to	10.83	—	—	0.65	to	1.00	(6.66)	to	(6.99)
12/31/2013(1)	—	11.67	to	11.64	—	—	0.45	to	0.80	—	to	—
Vanguard® Mid-Cap Index
12/31/2016	—	14.44	to	14.26	—	—	0.65	to	1.00	10.40	to	10.01
12/31/2015	—	13.08	to	12.96	—	—	0.65	to	1.00	(2.07)	to	(2.42)
12/31/2014	—	13.36	to	13.28	—	—	0.65	to	1.00	12.86	to	12.46
12/31/2013(1)	—	11.84	to	11.81	—	—	0.45	to	0.80	—	to	—
Vanguard® REIT Index
12/31/2016	—	12.59	to	12.43	—	—	0.65	to	1.00	7.66	to	7.28
12/31/2015	—	11.69	to	11.58	—	—	0.65	to	1.00	1.56	to	1.21
12/31/2014	—	11.51	to	11.45	—	—	0.65	to	1.00	29.27	to	28.82
12/31/2013(1)	—	8.91	to	8.89	—	—	0.45	to	0.80	—	to	—
Vanguard® Short-Term Investment Grade
12/31/2016	—	10.34	to	10.21	—	—	0.65	to	1.00	2.05	to	1.70
12/31/2015	—	10.13	to	10.04	—	—	0.65	to	1.00	0.47	to	0.12
12/31/2014	—	10.08	to	10.03	—	—	0.65	to	1.00	1.10	to	0.74
12/31/2013(1)	—	9.98	to	9.95	—	—	0.45	to	0.80	—	to	—

60

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Vanguard® Total Bond Market Index
12/31/2016	34,255	$10.28	to	$10.15	$350,212	2.27%	0.65%	to	1.00%	1.81%	to	1.45%
12/31/2015	34,255	10.10	to	10.00	344,505	2.44	0.65	to	1.00	(0.32)	to	(0.66)
12/31/2014	—	10.13	to	10.07	—	—	0.65	to	1.00	5.21	to	4.84
12/31/2013(1)	—	9.63	to	9.61	—	—	0.45	to	0.80	—	to	—
Voya Global Perspectives Class S Shares
12/31/2016	—	9.68	to	9.54	—	—	1.29	to	2.14	5.19	to	4.30
12/31/2015(1)	—	9.20	to	9.15	—	—	1.29	to	2.14	—	to	—
Voya Large Cap Value Class S Shares
12/31/2016	—	10.40	to	10.26	—	—	1.29	to	2.14	12.13	to	11.18
12/31/2015(1)	—	9.28	to	9.23	—	—	1.29	to	2.14	—	to	—
Voya Strategic Allocation Conservative Class S Shares
12/31/2016	—	10.00	to	9.86	—	—	1.29	to	2.14	4.12	to	3.25
12/31/2015(1)	—	9.61	to	9.55	—	—	1.29	to	2.14	—	to	—
Voya Strategic Allocation Moderate Class S Shares
12/31/2016	—	9.98	to	9.84	—	—	1.29	to	2.14	4.96	to	4.07
12/31/2015(1)	—	9.51	to	9.45	—	—	1.29	to	2.14	—	to	—
Wanger International
12/31/2016	—	10.30	to	10.16	—	—	0.45	to	0.80	(1.85)	to	(2.19)
12/31/2015	—	10.49	to	10.39	—	—	0.45	to	0.80	(0.35)	to	(0.70)
12/31/2014	—	10.53	to	10.47	—	—	0.45	to	0.80	(4.83)	to	(5.17)
12/31/2013(1)	—	11.06	to	11.04	—	—	0.45	to	0.80	—	to	—
Wanger USA
12/31/2016	—	14.35	to	14.17	—	—	0.45	to	0.80	13.18	to	12.78
12/31/2015	—	12.68	to	12.56	—	—	0.45	to	0.80	(1.06)	to	(1.40)
12/31/2014	—	12.81	to	12.74	—	—	0.45	to	0.80	4.31	to	3.95
12/31/2013(1)	—	12.28	to	12.25	—	—	0.45	to	0.80	—	to	—

(1)	See footnote 1

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

61

Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

6. Administrative and Mortality and Expense Risk Charges

TFLIC deducts a daily administrative charge equal to an annual rate of .15% of the daily net assets value of each subaccount for administrative expenses. TFLIC also deducts an annual charge during the accumulation phase, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from 0.30% to 1.85% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TFLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a daily charge for fund facilitation fees:

Subaccount	Facilitation Fee Assessed
AB Balanced Wealth Strategy Class B Shares	0.20%
American Funds—Asset Allocation Class 2 Shares	0.30%
American Funds—Bond Class 2 Shares	0.30%
American Funds—Growth Class 2 Shares	0.30%
American Funds—Growth-Income Class 2 Shares	0.30%
American Funds—International Class 2 Shares	0.30%
Fidelity® VIP Contrafund® Initial Class	0.20%
Fidelity® VIP Mid Cap Initial Class	0.20%
Fidelity® VIP Value Strategies Initial Class	0.20%
Franklin Founding Funds Allocation Class 4 Shares	0.15%
State Street Total Return V.I.S. Class 3 Shares	0.20%
Vanguard® Equity Index	0.20%
Vanguard® International	0.20%
Vanguard® Mid-Cap Index	0.20%
Vanguard® REIT Index	0.20%
Vanguard® Short-Term Investment Grade	0.20%
Vanguard® Total Bond Market Index	0.20%
Voya Global Perspectives Class S Shares	0.14%
Voya Large Cap Value Class S Shares	0.14%
Voya Strategic Allocation Conservative Class S Shares	0.14%
Voya Strategic Allocation Moderate Class S Shares	0.14%

7. Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).    The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

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Transamerica Financial Life Insurance Company

Separate Account VA BNY

Notes to Financial Statements

December 31, 2016

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TFLIC and an indrect wholly owned subsidiary of AEGON N.V.. TCI distributes TFLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (“TAM”). Transamerica Fund Services, Inc. (“TFS”) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (“AAM”) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TFLIC and indirect wholly owned subsidiaries of AEGON N.V.. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

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